                                                  Filed pursuant to Rule 497(c)
                                                         SEC File No. 333-52366

                        SUPPLEMENT DATED APRIL 29, 2019

                                      TO

                      PROSPECTUS DATED APRIL 29, 2019 FOR

                    INDIVIDUAL DEFERRED VARIABLE ANNUITIES

                 ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

                                  THROUGH ITS

                     METROPOLITAN LIFE SEPARATE ACCOUNT E



THIS SUPPLEMENT UPDATES CERTAIN INFORMATION CONTAINED IN YOUR PROSPECTUS. PLEASE READ IT CAREFULLY AND KEEP IT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.

This supplement is intended for Contract Owners of the Preference Plus
Select(R) individual deferred variable annuity contracts ("Deferred Annuities").

THE INTRODUCTORY PARAGRAPHS IN APPENDIX B ON PAGE 168 OF THE PROSPECTUS ARE DELETED AND REPLACED WITH THE FOLLOWING:

                  ACCUMULATION UNIT VALUES FOR EACH DIVISION

These tables show fluctuations in the Accumulation Unit Values for two of the possible mixes offered within the Deferred Annuity for each Division from year end to year end. A lower charge for the GMIB when it was purchased with either of the optional death benefits was in effect from May 1, 2004 through April 30, 2005. A lower charge for the GMIB Plus I was in effect prior to February 26, 2007. Lower charges for the GMIB Plus II, EDB I and LWG II were in effect prior to February 24, 2009 and/or May 4, 2009. These lower charges are not reflected in the tables below. The information in these tables has been derived from the Separate Account's full financial statements or other reports (such as the annual report). THE FIRST TABLE SHOWS THE DEFERRED ANNUITY MIX THAT BEARS THE TOTAL LOWEST CHARGE OF 1.25%. THE SECOND TABLE ON PAGE 182 SHOWS THE DEFERRED ANNUITY MIX THAT BEARS THE TOTAL HIGHEST CHARGE OF 2.30%. The mix with the total highest charge has these features: Bonus Class, the Greater of Annual Step-Up or 5% Annual Increase Death Benefit, Earnings Preservation Benefit. Charges for the EDB I, the optional GMIBs, the optional GWBs, and the optional GMAB are made by cancelling Accumulation Units and, therefore, these charges are not reflected in the Accumulation Unit Value. However, purchasing the EDB I in lieu of the optional Greater of Annual Step-Up or 5% Annual Increase Death Benefit and the optional GMIB Plus II with the Earnings Preservation Benefit will result in a higher overall charge. The mix with the total lowest charge has these features: B Class and no optional benefit. All other possible mixes for each Division within the Deferred Annuity appear in the SAI, which is available upon request without charge by calling 1-800-638-7732.

April 29, 2019

Preference Plus Select(R) Variable Annuity Contracts


Issued by Metropolitan Life Insurance Company ("MetLife")

This Prospectus describes individual Preference Plus Select(R) Contracts for deferred variable annuities ("Deferred Annuities").


You decide how to allocate your money among the various available investment
choices. The investment choices       available to You are listed in the
Contract -for your Deferred Annuity. Your choices may include the Fixed Account
      (not offered or described in this Prospectus) and Divisions (Divisions may be referred to as "Investment Divisions" in your Contract and marketing materials) available through Metropolitan Life Separate Account E which, in turn, invest in the following corresponding portfolios of Brighthouse Funds Trust I ("Brighthouse Trust I"), Brighthouse Funds Trust II, ("Brighthouse Funds Trust II") and funds of the American Funds Insurance Series(R) ("American Funds(R)"). For convenience, the portfolios and the funds are referred to as "Portfolios" in this Prospectus.

                               American Funds(R)
-----------------


     American Funds Bond Fund

     American Funds Global Small Capitalization Fund


     American Funds Growth Fund

     American Funds Growth-Income Fund


                           Brighthouse Funds Trust I
-------------------------


     AB Global Dynamic Allocation Portfolio

     American Funds(R) Balanced Allocation Portfolio

     American Funds(R) Growth Allocation Portfolio

     American Funds(R) Moderate Allocation Portfolio

     AQR Global Risk Balanced Portfolio

     BlackRock Global Tactical Strategies Portfolio

     Brighthouse Asset Allocation 100 Portfolio

     Brighthouse Balanced Plus Portfolio

    Brighthouse/Franklin Low Duration Total Return Portfolio

     Brighthouse/Wellington Large Cap Research Portfolio

     Clarion Global Real Estate Portfolio


     ClearBridge Aggressive Growth Portfolio


     Harris Oakmark International Portfolio

     Invesco Balanced-Risk Allocation Portfolio

     Invesco Small Cap Growth Portfolio

     JPMorgan Global Active Allocation Portfolio


    Loomis Sayles Global Allocation Portfolio (formerly Loomis Sayles Global Markets Portfolio)



     MetLife Multi-Index Targeted Risk Portfolio

     MFS(R) Research International Portfolio


    Morgan Stanley Discovery Portfolio (formerly Morgan Stanley Mid Cap Growth Portfolio)


     Oppenheimer Global Equity Portfolio

     PanAgora Global Diversified Risk Portfolio

     PIMCO Inflation Protected Bond Portfolio

     PIMCO Total Return Portfolio

     Schroders Global Multi-Asset Portfolio

     SSGA Growth and Income ETF Portfolio

     SSGA Growth ETF Portfolio

     T. Rowe Price Mid Cap Growth Portfolio


     Victory Sycamore Mid Cap Value Portfolio

    Western Asset Management Government Income Portfolio (formerly Fidelity Institutional Asset Management(R) Government Income Portfolio)



                           Brighthouse Funds Trust II
--------------------------


     Baillie Gifford International Stock Portfolio

     BlackRock Bond Income Portfolio

     BlackRock Capital Appreciation Portfolio

     BlackRock Ultra-Short Term Bond Portfolio

     Brighthouse Asset Allocation 20 Portfolio

     Brighthouse Asset Allocation 40 Portfolio

     Brighthouse Asset Allocation 60 Portfolio

     Brighthouse Asset Allocation 80 Portfolio

     Brighthouse/Artisan Mid Cap Value Portfolio

     Brighthouse/Wellington Balanced Portfolio

    Brighthouse/Wellington Core Equity Opportunities Portfolio

     Frontier Mid Cap Growth Portfolio

     Jennison Growth Portfolio

     Loomis Sayles Small Cap Core Portfolio


     Loomis Sayles Small Cap Growth Portfolio

     MetLife Aggregate Bond Index Portfolio

     MetLife Mid Cap Stock Index Portfolio

     MetLife MSCI EAFE(R) Index Portfolio

     MetLife Russell 2000(R) Index Portfolio

     MetLife Stock Index Portfolio

     MFS(R) Total Return Portfolio

     MFS(R) Value Portfolio

     Neuberger Berman Genesis Portfolio

     T. Rowe Price Large Cap Growth Portfolio

     T. Rowe Price Small Cap Growth Portfolio

    Western Asset Management Strategic Bond Opportunities Portfolio

     Western Asset Management U.S. Government Portfolio


Certain Portfolios have been subject to a change. Please see "Appendix D -- Additional Information Regarding the Portfolios."



How to learn more:


Before investing, read this Prospectus. The Prospectus contains information about the Deferred Annuities and Metropolitan Life Separate Account E which You should know before investing. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated April 29, 2019. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page 171 of this Prospectus. To view and download the SAI, please visit our website www.metlife.com. To request a free copy of the SAI or to ask questions, write or call:



Metropolitan Life Insurance Company

Attn: Fulfillment Unit -  PPS
PO Box 10342
Des Moines, IA 50306-0342
(800) 638-7732



Deferred

Annuities
Available:



           o Non-Qualified


           o Traditional IRA


           o Roth IRA


           o Simplified Employee Pensions (SEPs)


           o SIMPLE Individual

                  Retirement Annuities








The Deferred Annuities are not available for new sales, however MetLife will continue to accept additional purchase payments under limited circumstances.








Classes Available

for each
Deferred Annuity



           o B


           o Bonus


           o C


           o L

---------------------------

An investment in any of these variable annuities involves investment risk. You could lose money You invest. Money invested is NOT:


     o a bank deposit or obligation;


     o federally insured or guaranteed; or


     o endorsed by any bank or other financial institution.

Each class of the Deferred Annuities has its own Separate Account charge and Withdrawal Charge schedule. Each provides the opportunity to invest for retirement. The expenses for the Bonus Class Deferred Annuity may be higher than similar Contracts without a bonus. The purchase payment credits ("Bonus") may be more than offset by the higher expenses for the Bonus Class.



The Securities and Exchange Commission has a Website (http://www.sec.gov) which You may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.




IMPORTANT INFORMATION



Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the shareholder reports will be made available on www.metlife.com, and you will be notified by mail each time a shareholder report is posted and provided with a website link to access the shareholder report.



If you already elected to receive your shareholder report electronically, you will not be affected by this change, and you need not take any action. You may elect to receive shareholder reports and other communications, including Fund prospectuses and other information we send you by contacting our Administrative Office.



If you wish to continue to receive shareholder reports in paper on and after January 1, 2021, we will continue to send you all future reports in paper, free of charge. Please contact us at our Administrative Office if you wish to continue receiving paper copies of the Funds' shareholder reports. Your election to receive shareholder reports in paper will apply to all Funds available under your Policy. t

                                                    ---------------------------

                               TABLE OF CONTENTS



IMPORTANT TERMS YOU SHOULD KNOW...................  5
Table of Expenses.................................  8
Accumulation Unit Values For Each Division........ 20
MetLife........................................... 21
Metropolitan Life Separate Account E.............. 21
Variable Annuities................................ 22
   Replacement of Annuity Contracts............... 22
   The Deferred Annuity........................... 23
Classes of the Deferred Annuity................... 25
Your Investment Choices........................... 28
   Investment Allocation Restrictions For Certain  33
     Optional Benefits............................
Deferred Annuities................................ 39
   The Deferred Annuity and Your Retirement Plan.. 39
     .
   Optional Automated Investment Strategies and    39
     Optional Enhanced Dollar Cost Averaging Program..
     .
   Purchase Payments.............................. 43
    Allocation of Purchase Payments............... 46
    Debit Authorizations.......................... 46
   The Value of Your Investment................... 46
   Transfer Privilege............................. 47
    Restrictions on Transfers..................... 48
   Access To Your Money........................... 50
    Systematic Withdrawal Program................. 51
   Charges........................................ 52
    Separate Account Charge....................... 52
    Investment-Related Charge..................... 53
    Annual Contract Fee........................... 53
    Transfer Fee.................................. 53
    Optional Enhanced Death Benefit............... 53
    Optional Guaranteed Minimum Income Benefits... 54
      .
    Optional Guaranteed Withdrawal Benefits....... 56
    Optional Guaranteed Minimum Accumulation       57
      Benefit.....................................
   Premium and Other Taxes........................ 58
   Withdrawal Charges............................. 58
    When No Withdrawal Charge Applies............. 59
   Free Look...................................... 61
   Death BenefitGenerally......................... 61
    Basic Death Benefit........................... 63
   Optional Death Benefits........................ 66
    Annual Step-Up Death Benefit.................. 66
    Greater of Annual Step-Up or 5 Annual          67
      Increase Death Benefit......................
    The Enhanced Death Benefit I.................. 70
    Earnings Preservation Benefit................. 77
   Living Benefits................................ 79

---------------------------


    Overview of Living Benefits...................  79
    Guaranteed Income Benefits....................  80
    Guaranteed Withdrawal Benefits................ 102
    GMAB.......................................... 132
   Pay-Out Options (or Income Options)............ 137
    Income Payment Types.......................... 138
    Allocation.................................... 139
    Minimum Size of Your Income Payment........... 139
    The Value of Your Income Payments............. 139
    Reallocation Privilege........................ 141
    Charges....................................... 142
General Information............................... 143
   Administration................................. 143
    Purchase Payments............................. 143
    Confirming Transactions....................... 144
    Processing Transactions....................... 144
      By Telephone or Internet.................... 144
      Telephone and Computer Systems.............. 145
      After Your Death............................ 145
      Abandoned Property Requirements............. 145
      Misstatement................................ 146
      Third Party Requests........................ 146
      Valuation -- Suspension of Payments......... 146
   Cybersecurity Risks............................ 146
   Advertising Performance........................ 147
   Changes to Your Deferred Annuity............... 149
   Voting Rights.................................. 149
   Who Sells the Deferred Annuities............... 150
   Financial Statements........................... 151
   Your Spouse's Rights........................... 151
   When We Can Cancel Your Deferred Annuity....... 151
Federal Tax Considerations........................ 152
Legal Proceedings................................. 165
Table of Contents for the Statement of Additional  166
  Information.....................................
Appendix A  -- Premium Tax Table.................. 167
Appendix B  -- Accumulation Unit Values For Each   168
  Division........................................
Appendix C  -- Portfolio Legal Names and           200
  Marketing Names.................................
Appendix D  -- Additional Information Regarding    201
  the Portfolios..................................


The Deferred Annuities are not intended to be offered anywhere that they may not be lawfully offered and sold. MetLife has not authorized any information or representations about the Deferred Annuities other than the information in this Prospectus, any supplements to this Prospectus or any supplemental sales material we authorize.

                                                    ---------------------------

IMPORTANT TERMS YOU SHOULD KNOW



ACCOUNT BALANCE


When You purchase a Deferred Annuity, an account is set up for You. Your Account Balance is the total amount of money credited to You under your Deferred Annuity including money in the Divisions of the Separate Account, the Fixed Account and the Enhanced Dollar Cost Averaging Program.




ACCUMULATION UNIT VALUE


With a Deferred Annuity, money paid-in or transferred into a Division of the Separate Account is credited to You in the form of Accumulation Units. Accumulation Units are established for each Division. We determine the value of these Accumulation Units as of the close of the New York Stock Exchange ("the Exchange") each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.




ADMINISTRATIVE OFFICE


Your Administrative Office is the MetLife office that will generally handle the administration of all your requests concerning your Deferred Annuity. Your Contract will indicate the address of your Administrative Office. We will notify You if there is a change in the address of your Administrative Office. The telephone number to initiate a request is 800-638-7732.




ANNUITANT


The natural person whose life is the measure for determining the duration and the dollar amount of income payments.




ANNUITY UNIT VALUE


With a variable pay-out option, the money paid-in or reallocated into a Division of the Separate Account is held in the form of Annuity Units. Annuity Units are established for each Division. We determine the value of these Annuity Units as of the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.




ASSUMED INVESTMENT RETURN (AIR)


Under a variable pay-out option, the AIR is the assumed percentage rate of return used to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given Division to determine all subsequent payments to You.




BENEFICIARY


The person or persons who receives a benefit, including continuing payments or a lump sum payment, if the Contract Owner dies.

---------------------------

CONTRACT


A Contract is the legal agreement between You and MetLife. This document contains relevant provisions of your Deferred Annuity. MetLife issues Contracts for each of the annuities described in this Prospectus.




CONTRACT ANNIVERSARY


An anniversary of the date we issue the Deferred Annuity.




CONTRACT OWNER


The person or entity which has all rights including the right to direct who receives income payments.




CONTRACT YEAR


The Contract Year for a Deferred Annuity is the one year period starting on the date we issue the Contract and each Contract Anniversary thereafter.




FREE LOOK


You may cancel your Deferred Annuity within a certain time period. This is known as a "free look." We must receive your request to cancel in writing by the appropriate day in your state, which varies from state to state. The time period may also vary depending on your age and whether You purchased your Deferred Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund (i) all of your purchase payments or (ii) your Account Balance as of the date your refund request is received at your Administrative Office in Good Order (this means you bear the risk of any decline in the value of your Contract due to the performance of the Divisions during the Free Look period).




GOOD ORDER


A request or transaction generally is considered in "Good Order" if it complies with our administrative procedures and the required information is complete and correct. A request or transaction may be rejected or delayed if not in Good Order. Good Order generally means the actual receipt by us of the instructions relating to the requested transaction in writing (or, when permitted, by telephone or Internet) along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes to the extent applicable to the transaction: your completed application; your contract number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Divisions affected by the requested transaction; the signatures of all Contract Owners (exactly as indicated on the contract), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that we may require, including any spousal or Joint Owner's consents. With respect to purchase payments, Good Order also generally includes receipt by us of sufficient funds to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirement at any time. If You have any questions, You should contact us or your sales representative before submitting the form or request.

                                                    ---------------------------

DIVISIONS


Divisions are subdivisions of the Separate Account. When You allocate a purchase payment, transfer money or make reallocations of your income payment to a Division, the Division purchases shares of a Portfolio (with the same name) within Brighthouse Trust I, Brighthouse Trust II, or the American Funds(R).




METLIFE


MetLife is Metropolitan Life Insurance Company which is the company that issues the Deferred Annuities. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."




SEPARATE ACCOUNT


A Separate Account is an investment account. All assets contributed to Divisions under the Deferred Annuities are pooled in the Separate Account and maintained for the benefit of investors in Deferred Annuities.




VARIABLE ANNUITY


An annuity in which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying Portfolios. You assume the investment risk for any amounts allocated to the Divisions in a variable annuity.




WITHDRAWAL CHARGE


The Withdrawal Charge is the amount we deduct from your Account Balance, if You withdraw money prematurely from a Deferred Annuity. This charge is often referred to as a deferred sales load or back-end sales load.




YOU


In this Prospectus "You" is the Contract Owner of the Deferred Annuity and can be a natural person, a trust established for the exclusive benefit of a natural person, a charitable remainder trust or other trust arrangement (if approved by MetLife). "You" can also be a Beneficiary of a deceased person's Individual Retirement Account Contract or non-qualified Deferred Annuity who purchases the Deferred Annuity in his or her capacity as Beneficiary. A Contract generally may have two Owners (both of whom must be individuals). The Contract is not available to corporations or other business organizations, except to the extent an employer is the purchaser of a SEP or SIMPLE IRA Contract.

---------------------------

--------------------------------------------------------------------------------

     TABLE OF EXPENSES -- PREFERENCE PLUS SELECT DEFERRED ANNUITIES



  T he following tables describe the expenses You will pay when You buy, hold
  or withdraw amounts from your   Deferred Annuity. The first table describes
  charges You will pay at the time You purchase the Deferred   Annuity, make
  withdrawals from your Deferred Annuity or make transfers between the Divisions. The tables do not show premium taxes (ranging from 0.5% to 3.5%, which are applicable only in certain jurisdictions -- see "Appendix A") and other taxes which may apply. There are no fees for the Fixed Account and the Enhanced Dollar Cost Averaging program.



     Table 1 -- Contract Owner Transaction Expenses



   Sales Charge Imposed on Purchase Payments......                           None
   Withdrawal Charge (as a percentage of each                            Up to 9%
     purchase payment) (1)........................
   Transfer Fee (2)...............................           Current Charge: None
                                                   Maximum Guaranteed Charge: $25


    The second set of tables describes the fees and expenses that You will bear periodically during the time You hold the Deferred Annuity, but does not include fees and expenses for the Portfolios.



     Table 2(a) -- Fees Deducted on Each Contract Anniversary



   Annual Contract Fee (3)..... $30


     Table 2(b) -- Separate Account Charge


    The charges below are assessed as a percentage of your Account Balance in the Separate Account. You will pay a Separate Account charge, which includes the Standard Death Benefit. An Optional Annual Step-Up Death Benefit and an Optional Greater of Annual Step-Up or 5% Annual Increase Death Benefit are available for an additional charge. You may also elect the Optional Earnings Preservation Benefit for an additional charge with or without the Optional Annual Step-Up Death Benefit or the Optional Greater of Annual Step-Up or 5% Annual Increase Death Benefit (4).



Annual Separate Account Charge and Optional Death Benefit Charges (as a percentage of your average
                                  Account Balance in the Separate
                          Account) for the American Funds Portfolios (5)
                                                    B CLASS   BONUS CLASS (6)   C CLASS    L CLASS
                                                   --------- ----------------- --------- ----------

    Separate Account Charge with Basic Death       1.50%     1.95%             1.90%     1.75%
      Benefit.....................................
     Optional Annual Step-Up Death Benefit........  .20%      .20%              .20%      .20%

     Optional Greater of Annual Step-Up or 5%
       Annual Increase Amount
       Death Benefit..............................  .35%      .35%              .35%      .35%

     Optional Earnings Preservation Benefit.......  .25%      .25%              .25%      .25%

    Total Separate Account Annual Charge
      including the Optional Annual
     Step-Up Death Benefit and the Optional
       Earnings Preservation Benefit
     (7).......................................... 1.95%     2.40%             2.35%     2.20%
    Total Separate Account Annual Charge
      including the Optional Greater of Annual
      Step-Up
     or 5% Annual Increase Death Benefit and the
       Optional Earnings Preservation Benefit
     (7).......................................... 2.10%     2.55%             2.50%     2.35%

                                                    ---------------------------




Annual Separate Account Charge and Optional Death Benefit Charges (as a percentage of your average
                                  Account Balance in the Separate
              Account) for all Divisions except the the American Funds Portfolios (5)
                                                    B CLASS   BONUS CLASS (6)   C CLASS    L CLASS
                   Death Benefit                   --------- ----------------- --------- ----------

    Separate Account Charge with Basic Death       1.25%     1.70%             1.65%     1.50%
      Benefit.....................................
     Optional Annual Step-Up Death Benefit........  .20%      .20%              .20%      .20%

     Optional Greater of Annual Step-Up or 5%
       Annual Increase Amount
       Death Benefit..............................  .35%      .35%              .35%      .35%

     Optional Earnings Preservation Benefit.......  .25%      .25%              .25%      .25%

    Total Separate Account Annual Charge
      including the Optional Annual
     Step-Up Death Benefit and the Optional
       Earnings Preservation Benefit
     (7).......................................... 1.70%     2.15%             2.10%     1.95%
    Total Separate Account Annual Charge
      including the Optional Greater of Annual
      Step-Up
     or 5% Annual Increase Death Benefit and the
       Optional Earnings Preservation Benefit
     (7).......................................... 1.85%     2.30%             2.25%     2.10%


     Table 2(c) -- Additional Optional Death Benefits


    There is an additional Enhanced Death Benefit that You may elect for an additional charge. The charge for this death benefit, in Table 2(c) below, is assessed as a percentage of the Death Benefit Base and deducted annually from your Account Balance. (8)



   Enhanced Death Benefit I -- maximum charge   1.50%
   Enhanced Death Benefit I (issue age 69 or    0.75%
     younger) -- current charge
   Enhanced Death Benefit I (issue age          0.95%
     70-75) -- current charge


     Table 2(d) -- Optional Guaranteed Income Benefits (9)

     (as a percentage of the Income Base) (10)



   Guaranteed Minimum Income Benefit Plus          1.50%
     II -- maximum charge
   Guaranteed Minimum Income Benefit Plus          1.00%
     II -- current charge
   Guaranteed Minimum Income Benefit Plus          1.50%
     I -- maximum charge
   Guaranteed Minimum Income Benefit Plus          0.80%
     I -- current charge
   Guaranteed Minimum Income Benefit               0.50%
     II -- current charge
   Guaranteed Minimum Income Benefit I -- current  0.50%
     charge

---------------------------


     Table 2(e) -- Optional Guaranteed Withdrawal Benefits



   Lifetime Withdrawal Benefits (as a percentage
     of the Total Guaranteed Withdrawal Amount)
     (11)
     Lifetime Withdrawal Guarantee Benefit II      1.60%
       (Single Life Version) -- maximum charge

     Lifetime Withdrawal Guarantee Benefit II      1.25%
       (Single Life Version) -- current charge

     Lifetime Withdrawal Guarantee Benefit II      1.80%
       (Joint Life Version) -- maximum charge

     Lifetime Withdrawal Guarantee Benefit II      1.50%
       (Joint Life Version) -- current charge

     Lifetime Withdrawal Guarantee Benefit I       0.95%
       (Single Life Version) -- maximum charge

     Lifetime Withdrawal Guarantee Benefit I       0.50%
       (Single Life Version) -- current charge

     Lifetime Withdrawal Guarantee Benefit I       1.40%
       (Joint Life Version) -- maximum charge

     Lifetime Withdrawal Guarantee Benefit I       0.70%
       (Joint Life Version) -- current charge

   Guaranteed Withdrawal Benefits (as a
     percentage of the Guaranteed Withdrawal Amount)
     (11)
     Enhanced Guaranteed Withdrawal                1.00%
       Benefit -- maximum charge

     Enhanced Guaranteed Withdrawal                0.55%
       Benefit -- current charge

     Guaranteed Withdrawal Benefit I -- maximum    0.95%
       charge

     Guaranteed Withdrawal Benefit I -- current    0.50%
       charge



     Table 2(f) -- Optional Guaranteed Asset Accumulation Benefit

     (as a percentage of the Guaranteed Accumulation Amount) (12)



   Guaranteed Minimum Accumulation Benefit   0.75%


     Notes


 1 If an amount is determined to include the withdrawal of prior purchase payments, a Withdrawal Charge may apply. The charges on purchase payments for each class is calculated according to the following schedule:



NUMBER OF COMPLETE YEARS FROM RECEIPT OF PURCHASE
  PAYMENT                                           B CLASS   BONUS CLASS   C CLASS   L CLASS
-------                                            --------- ------------- --------- --------
     0............................................ 7%        9%            None      7%
     1............................................ 6%        8%                      6%
     2............................................ 6%        8%                      5%
     3............................................ 5%        7%                      0%
     4............................................ 4%        6%                      0%
     5............................................ 3%        4%                      0%
     6............................................ 2%        3%                      0%
     7 and thereafter............................. 0%        0%                      0%


   There are times when the Withdrawal Charge does not apply. For example, You may always withdraw earnings without a Withdrawal Charge. After the first Contract Year, You may also withdraw up to 10% of your total purchase payments without a Withdrawal Charge.

                                                    ---------------------------

 2 We reserve the right to limit transfers as described later in this Prospectus. We reserve the right to impose a transfer fee. The amount of this fee will be no greater than $25 per transfer.


 3 This fee is waived if the Account Balance is $50,000 or more. Regardless of the amount of your Account Balance, the entire fee will be deducted if You take a total withdrawal of your Account Balance. During the pay-out phase, we reserve the right to deduct this fee.


 4  You may not elect the Optional Step-Up Death Benefit or the Optional
  Greater of Annual Step-up or 5% Annual Increase Death Benefit and/or the Optional Earnings Preservation Benefit with the Enhanced Death Benefit I.


 5 You pay the Separate Account charge with the Basic Death Benefit for your class of the Deferred Annuity during the pay-out phase of your Contract. Charges for optional benefits are those for Deferred Annuities purchased after April 30, 2005. Different charges may have been in effect for prior time periods. We reserve the right to impose an additional Separate Account charge on Divisions that we add to the Contract in the future. The additional amount will not exceed the annual rate of 0.25% of the average Account Balance in the Separate Account in any such Divisions as shown in the table labeled "Current Separate Account Charge for the American Funds(R) Ameerican Funds Divisions were in effect prior to May 1, 2004.


   We are waiving 0.08% of the Separate Account charge for the Division investing in the Brighthouse/Wellington Large Cap Research Portfolio (formerly Met/Wellington Large Cap Research Portfolio) of Brighthouse Trust
  I. We are waiving an amount equal to the Portfolio expenses that are in excess 0.87% for the Division investing in the Oppenheimer Global Equity Portfolio of Brighthouse Trust I.


 6 The Separate Account charge for the Bonus Class will be reduced by 0.45% to 1.25% for the Basic Death Benefit (1.50% for amounts held in the American Funds(R) Divisions) after You have held the Contract for seven years. Similarly, the Separate Account charge will be reduced by 0.45% to 1.45% for the Annual Step-Up Death Benefit and 1.60% for the Greater of Annual Step-Up or 5% Annual Increase Death Benefit (1.70% and 1.85%, respectively, for amounts held in the American Funds(R) Divisions) after You have held the Contract for seven years.


 7 This charge is determined by adding the Separate Account charge, the Optional Step-Up Death Benefit charge or the Optional Greater of Annual Step-up or 5% Annual Increase Death Benefit charge, as applicable, and the Optional Earnings Preservation Benefit charge.


 8  The Enhanced Death Benefit I may not be elected with the Optional Annual
  Step-Up Death Benefit, the Optional Greater of Annual Step-Up or 5% Annual Increase Amount Death Benefit or the Optional Earnings Preservation Benefit. The charge for the Enhanced Death Benefit I is a percentage of your Death Benefit Base, as defined later in this Prospectus. You do not pay this charge once You are in the pay-out phase of your Contract or after your optional benefit terminates. The Enhanced Death Benefit I charge may increase upon an Optional Step-Up, but they will not exceed the maximum charges listed in this table. If, at the time your Contract was issued, the current charge for the optional benefit was equal to the maximum charge, then the charge for the optional benefit will not increase upon an Optional Step-Up. (See "Optional Death Benefits" for more information.)


 9 You may only elect one Guaranteed Minimum Income Benefit at a time. You may not have a Guaranteed Withdrawal Benefit, a Guaranteed Minimum Income
  Benefit or the Guaranteed Minimum Accumulation Benefit in effect at the same time.


 10 The charge for the Guaranteed Minimum Income Benefit is a percentage of your guaranteed minimum income base, as defined later in this Prospectus. You do not pay this charge once You are in the pay-out phase of your Contract or after your optional benefit terminates. Charges may increase upon an Optional Step-Up/Optional Reset, but they will not exceed the maximum charges listed in this table. If, at the time your Contract was issued, the current charge for the benefit was equal to the maximum charge, then the charge for the benefit will not increase upon an Optional Step-Up/Optional Reset. (See "Guaranteed Income Benefits" for more information.)


 11  The charge for the Guaranteed Withdrawal Benefit I and the Enhanced
  Guaranteed Withdrawal Benefit is a percentage of your Guaranteed Withdrawal Amount, as defined later in this Prospectus. The charge for the Lifetime Withdrawal Guarantee Benefit I and Lifetime Withdrawal Guarantee Benefit II is a percentage of your Total Guaranteed Withdrawal Amount, as defined later in this Prospectus. You do not pay this charge once You are in the pay-out phase of your Deferred Annuity, or after your optional benefit terminates. Charges may increase upon an Optional Step-Up or Optional Reset, but they will not exceed the maximum charges listed in this table. If, at the time your Contract was issued, the current charge for the optional benefit was equal to the maximum charge, then the charge for the optional benefit will not increase upon an Optional Step-Up or Optional Reset. Certain guaranteed withdrawal benefit optional benefits are no longer available for sale. (See "Guaranteed Withdrawal Benefits" for more information.)

---------------------------

 12 The charge for the Guaranteed Minimum Accumulation Benefit is a percentage of your Guaranteed Accumulation Amount, as defined later in this Prospectus. You do not pay for this charge once You are in the pay-out phase of your Contract or after your optional benefits terminates. (See "Guaranteed
  Minimum Accumulation Benefit" for more information.)



Table 3 -  Portfolio Operating Expenses


The next table shows the minimum and maximum total operating expenses charged by the Portfolios that You may pay periodically during the time that You own the Deferred Annuity. Certain Portfolios may impose a redemption fee in the future. More detail concerning each Portfolio's fees and expenses is contained in the prospectuses for the Portfolios and in the following tables. For information concerning compensation paid for the sale of the Deferred Annuities, see "General Information -- Who Sells the The Deferred Annuity."



      Minimum and Maximum Total Annual Portfolio Operating Expenses




                                                    Minimum    Maximum
                                                   --------- ----------
       Total Annual Portfolio Operating Expenses
       (expenses that are deducted from Portfolio
         assets, including management fees,
       distribution and/or service (12b-1) fees,      0.53%      1.49%
         and other expenses)



Portfolio Fees and Expenses

(as a percentage of average daily net assets)



The following table is a summary. For more complete information on Portfolio fees and expenses, please refer to the prospectus for each Portfolio.




                      AMERICAN FUNDS INSURANCE SERIES(R) -- CLASS 2
                                                                 DISTRIBUTION
                                                                    AND/OR
                                                    MANAGEMENT      SERVICE       OTHER
PORTFOLIO                                               FEE      (12B-1) FEES   EXPENSES
-------------------------------------------------- ------------ -------------- ----------
 American Funds Bond Fund.........................      0.36%         0.25%        0.02%
 American Funds Global Small Capitalization Fund..      0.70%         0.25%        0.04%
   .
 American Funds Growth Fund.......................      0.32%         0.25%        0.02%
 American Funds Growth-Income Fund................      0.26%         0.25%        0.02%



                                                     ACQUIRED     TOTAL       FEE WAIVER    NET TOTAL
                                                    FUND FEES     ANNUAL        AND/OR       ANNUAL
                                                       AND      OPERATING      EXPENSE      OPERATING
PORTFOLIO                                            EXPENSES    EXPENSES   REIMBURSEMENT   EXPENSES
-------------------------------------------------- ----------- ----------- --------------- ----------
 American Funds Bond Fund.........................  --             0.63%    --                 0.63%
 American Funds Global Small Capitalization Fund..  --             0.99%    --                 0.99%
   .
 American Funds Growth Fund.......................  --             0.59%    --                 0.59%
 American Funds Growth-Income Fund................  --             0.53%    --                 0.53%






                                BRIGHTHOUSE FUNDS TRUST I
                                                                 DISTRIBUTION
                                                                    AND/OR
                                                    MANAGEMENT      SERVICE       OTHER
PORTFOLIO                                               FEE      (12B-1) FEES   EXPENSES
-------------------------------------------------- ------------ -------------- ----------
 AB Global Dynamic Allocation Portfolio -- Class        0.61%         0.25%        0.03%
   B..............................................
 American Funds(R) Balanced Allocation                  0.06%         0.55%         --
   Portfolio -- Class C...........................
 American Funds(R) Growth Allocation                    0.06%         0.55%        0.01%
   Portfolio -- Class C...........................
 American Funds(R) Moderate Allocation                  0.06%         0.55%        0.01%
   Portfolio -- Class C...........................
 AQR Global Risk Balanced Portfolio -- Class B....      0.61%         0.25%        0.04%
 BlackRock Global Tactical Strategies                   0.66%         0.25%        0.01%
   Portfolio -- Class B...........................



                                                     ACQUIRED     TOTAL       FEE WAIVER    NET TOTAL
                                                    FUND FEES     ANNUAL        AND/OR       ANNUAL
                                                       AND      OPERATING      EXPENSE      OPERATING
PORTFOLIO                                            EXPENSES    EXPENSES   REIMBURSEMENT   EXPENSES
-------------------------------------------------- ----------- ----------- --------------- ----------
 AB Global Dynamic Allocation Portfolio -- Class       0.01%       0.90%         0.02%         0.88%
   B..............................................
 American Funds(R) Balanced Allocation                 0.41%       1.02%          --           1.02%
   Portfolio -- Class C...........................
 American Funds(R) Growth Allocation                   0.42%       1.04%          --           1.04%
   Portfolio -- Class C...........................
 American Funds(R) Moderate Allocation                 0.40%       1.02%          --           1.02%
   Portfolio -- Class C...........................
 AQR Global Risk Balanced Portfolio -- Class B....     0.05%       0.95%         0.01%         0.94%
 BlackRock Global Tactical Strategies                  0.09%       1.01%         0.05%         0.96%
   Portfolio -- Class B...........................

                                                    ---------------------------



                                BRIGHTHOUSE FUNDS TRUST I
                                                                 DISTRIBUTION
                                                                    AND/OR
                                                    MANAGEMENT      SERVICE       OTHER
PORTFOLIO                                               FEE      (12B-1) FEES   EXPENSES
-------------------------------------------------- ------------ -------------- ----------
 Brighthouse Asset Allocation 100                       0.07%         0.25%        0.01%
   Portfolio -- Class B...........................
 Brighthouse Balanced Plus Portfolio -- Class B...      0.24%         0.25%         --
   .
 Brighthouse/Franklin Low Duration Total Return         0.50%         0.25%        0.05%
   Portfolio -- Class B...........................
 Brighthouse/Wellington Large Cap Research              0.56%         0.25%        0.02%
   Portfolio -- Class B...........................
 Clarion Global Real Estate Portfolio -- Class B..      0.61%         0.25%        0.05%
   .
 ClearBridge Aggressive Growth Portfolio -- Class       0.56%         0.25%        0.02%
   B..............................................
 Harris Oakmark International Portfolio -- Class        0.77%         0.25%        0.04%
   B..............................................
 Invesco Balanced-Risk Allocation                       0.63%         0.25%        0.04%
   Portfolio -- Class B...........................
 Invesco Small Cap Growth Portfolio -- Class B....      0.85%         0.25%        0.03%
 JPMorgan Global Active Allocation                      0.72%         0.25%        0.06%
   Portfolio -- Class B...........................
 Loomis Sayles Global Allocation                        0.70%         0.25%        0.08%
   Portfolio -- Class B...........................
 MetLife Multi-Index Targeted Risk                      0.17%         0.25%        0.01%
   Portfolio -- Class B...........................
 MFS(R) Research International Portfolio -- Class       0.70%         0.25%        0.05%
   B..............................................
 Morgan Stanley Discovery Portfolio -- Class B....      0.64%         0.25%        0.04%
 Oppenheimer Global Equity Portfolio -- Class B...      0.66%         0.25%        0.05%
   .
 PanAgora Global Diversified Risk                       0.65%         0.25%        0.18%
   Portfolio -- Class B...........................
 PIMCO Inflation Protected Bond                         0.47%         0.25%        0.77%
   Portfolio -- Class B...........................
 PIMCO Total Return Portfolio -- Class B..........      0.48%         0.25%        0.26%
 Schroders Global Multi-Asset Portfolio -- Class        0.63%         0.25%        0.05%
   B..............................................
 SSGA Growth and Income ETF Portfolio -- Class B..      0.31%         0.25%        0.01%
   .
 SSGA Growth ETF Portfolio -- Class B.............      0.32%         0.25%        0.02%
 T. Rowe Price Mid Cap Growth Portfolio -- Class        0.75%         0.25%        0.03%
   B..............................................
 Victory Sycamore Mid Cap Value                         0.65%         0.25%        0.04%
   Portfolio -- Class B...........................
 Western Asset Management Government Income             0.43%         0.25%        0.04%
   Portfolio -- Class B...........................



                                                     ACQUIRED     TOTAL       FEE WAIVER    NET TOTAL
                                                    FUND FEES     ANNUAL        AND/OR       ANNUAL
                                                       AND      OPERATING      EXPENSE      OPERATING
PORTFOLIO                                            EXPENSES    EXPENSES   REIMBURSEMENT   EXPENSES
-------------------------------------------------- ----------- ----------- --------------- ----------
 Brighthouse Asset Allocation 100                      0.67%       1.00%          --           1.00%
   Portfolio -- Class B...........................
 Brighthouse Balanced Plus Portfolio -- Class B...     0.44%       0.93%          --           0.93%
   .
 Brighthouse/Franklin Low Duration Total Return        0.01%       0.81%         0.07%         0.74%
   Portfolio -- Class B...........................
 Brighthouse/Wellington Large Cap Research              --         0.83%         0.04%         0.79%
   Portfolio -- Class B...........................
 Clarion Global Real Estate Portfolio -- Class B..      --         0.91%         0.01%         0.90%
   .
 ClearBridge Aggressive Growth Portfolio -- Class       --         0.83%         0.02%         0.81%
   B..............................................
 Harris Oakmark International Portfolio -- Class        --         1.06%         0.02%         1.04%
   B..............................................
 Invesco Balanced-Risk Allocation                      0.02%       0.94%         0.02%         0.92%
   Portfolio -- Class B...........................
 Invesco Small Cap Growth Portfolio -- Class B....      --         1.13%         0.08%         1.05%
 JPMorgan Global Active Allocation                      --         1.03%         0.06%         0.97%
   Portfolio -- Class B...........................
 Loomis Sayles Global Allocation                        --         1.03%          --           1.03%
   Portfolio -- Class B...........................
 MetLife Multi-Index Targeted Risk                     0.22%       0.65%          --           0.65%
   Portfolio -- Class B...........................
 MFS(R) Research International Portfolio -- Class       --         1.00%         0.10%         0.90%
   B..............................................
 Morgan Stanley Discovery Portfolio -- Class B....      --         0.93%         0.02%         0.91%
 Oppenheimer Global Equity Portfolio -- Class B...      --         0.96%         0.12%         0.84%
   .
 PanAgora Global Diversified Risk                      0.04%       1.12%          --           1.12%
   Portfolio -- Class B...........................
 PIMCO Inflation Protected Bond                         --         1.49%         0.01%         1.48%
   Portfolio -- Class B...........................
 PIMCO Total Return Portfolio -- Class B..........      --         0.99%         0.03%         0.96%
 Schroders Global Multi-Asset Portfolio -- Class       0.02%       0.95%         0.01%         0.94%
   B..............................................
 SSGA Growth and Income ETF Portfolio -- Class B..     0.19%       0.76%          --           0.76%
   .
 SSGA Growth ETF Portfolio -- Class B.............     0.19%       0.78%          --           0.78%
 T. Rowe Price Mid Cap Growth Portfolio -- Class        --         1.03%          --           1.03%
   B..............................................
 Victory Sycamore Mid Cap Value                         --         0.94%         0.09%         0.85%
   Portfolio -- Class B...........................
 Western Asset Management Government Income             --         0.72%         0.03%         0.69%
   Portfolio -- Class B...........................






                          BRIGHTHOUSE FUNDS TRUST II -- CLASS B
                                                                 DISTRIBUTION
                                                                    AND/OR
                                                    MANAGEMENT      SERVICE       OTHER
PORTFOLIO                                               FEE      (12B-1) FEES   EXPENSES
-------------------------------------------------- ------------ -------------- ----------
 Baillie Gifford International Stock Portfolio....      0.79%         0.25%        0.05%



                                                     ACQUIRED     TOTAL       FEE WAIVER    NET TOTAL
                                                    FUND FEES     ANNUAL        AND/OR       ANNUAL
                                                       AND      OPERATING      EXPENSE      OPERATING
PORTFOLIO                                            EXPENSES    EXPENSES   REIMBURSEMENT   EXPENSES
-------------------------------------------------- ----------- ----------- --------------- ----------
 Baillie Gifford International Stock Portfolio....  --             1.09%         0.12%         0.97%

---------------------------



                          BRIGHTHOUSE FUNDS TRUST II -- CLASS B
                                                                 DISTRIBUTION
                                                                    AND/OR
                                                    MANAGEMENT      SERVICE       OTHER
PORTFOLIO                                               FEE      (12B-1) FEES   EXPENSES
-------------------------------------------------- ------------ -------------- ----------
 BlackRock Bond Income Portfolio..................      0.33%         0.25%        0.10%
 BlackRock Capital Appreciation Portfolio.........      0.69%         0.25%        0.03%
 BlackRock Ultra-Short Term Bond Portfolio........      0.35%         0.25%        0.04%
 BlackRock Ultra-Short Term Bond                        0.35%         0.15%        0.04%
   Portfolio -- Class E*..........................
 Brighthouse Asset Allocation 20 Portfolio........      0.10%         0.25%        0.03%
 Brighthouse Asset Allocation 40 Portfolio........      0.06%         0.25%         --
 Brighthouse Asset Allocation 60 Portfolio........      0.05%         0.25%         --
 Brighthouse Asset Allocation 80 Portfolio........      0.05%         0.25%        0.01%
 Brighthouse/Artisan Mid Cap Value Portfolio......      0.82%         0.25%        0.04%
 Brighthouse/Wellington Balanced Portfolio........      0.46%         0.25%        0.07%
 Brighthouse/Wellington Core Equity Opportunities       0.70%         0.25%        0.02%
   Portfolio......................................
 Frontier Mid Cap Growth Portfolio................      0.71%         0.25%        0.04%
 Jennison Growth Portfolio........................      0.60%         0.25%        0.02%
 Loomis Sayles Small Cap Core Portfolio...........      0.90%         0.25%        0.06%
 Loomis Sayles Small Cap Growth Portfolio.........      0.90%         0.25%        0.07%
 MetLife Aggregate Bond Index Portfolio...........      0.25%         0.25%        0.03%
 MetLife Mid Cap Stock Index Portfolio............      0.25%         0.25%        0.05%
 MetLife MSCI EAFE(R) Index Portfolio.............      0.30%         0.25%        0.08%
 MetLife Russell 2000(R) Index Portfolio..........      0.25%         0.25%        0.06%
 MetLife Stock Index Portfolio....................      0.25%         0.25%        0.03%
 MFS(R) Total Return Portfolio....................      0.56%         0.25%        0.06%
 MFS(R) Value Portfolio...........................      0.61%         0.25%        0.02%
 Neuberger Berman Genesis Portfolio...............      0.82%         0.25%        0.03%
 T. Rowe Price Large Cap Growth Portfolio.........      0.60%         0.25%        0.02%
 T. Rowe Price Small Cap Growth Portfolio.........      0.47%         0.25%        0.03%
 Western Asset Management Strategic Bond                0.57%         0.25%        0.03%
   Opportunities
   Portfolio......................................
 Western Asset Management U.S. Government               0.47%         0.25%        0.03%
   Portfolio......................................



                                                     ACQUIRED     TOTAL       FEE WAIVER    NET TOTAL
                                                    FUND FEES     ANNUAL        AND/OR       ANNUAL
                                                       AND      OPERATING      EXPENSE      OPERATING
PORTFOLIO                                            EXPENSES    EXPENSES   REIMBURSEMENT   EXPENSES
-------------------------------------------------- ----------- ----------- --------------- ----------
 BlackRock Bond Income Portfolio..................      --         0.68%          --           0.68%
 BlackRock Capital Appreciation Portfolio.........      --         0.97%         0.09%         0.88%
 BlackRock Ultra-Short Term Bond Portfolio........      --         0.64%         0.03%         0.61%
 BlackRock Ultra-Short Term Bond                        --         0.54%         0.03%         0.51%
   Portfolio -- Class E*..........................
 Brighthouse Asset Allocation 20 Portfolio........     0.61%       0.99%         0.03%         0.96%
 Brighthouse Asset Allocation 40 Portfolio........     0.62%       0.93%          --           0.93%
 Brighthouse Asset Allocation 60 Portfolio........     0.63%       0.93%          --           0.93%
 Brighthouse Asset Allocation 80 Portfolio........     0.65%       0.96%          --           0.96%
 Brighthouse/Artisan Mid Cap Value Portfolio......      --         1.11%         0.05%         1.06%
 Brighthouse/Wellington Balanced Portfolio........      --         0.78%          --           0.78%
 Brighthouse/Wellington Core Equity Opportunities       --         0.97%         0.11%         0.86%
   Portfolio......................................
 Frontier Mid Cap Growth Portfolio................      --         1.00%         0.02%         0.98%
 Jennison Growth Portfolio........................      --         0.87%         0.08%         0.79%
 Loomis Sayles Small Cap Core Portfolio...........     0.02%       1.23%         0.08%         1.15%
 Loomis Sayles Small Cap Growth Portfolio.........      --         1.22%         0.09%         1.13%
 MetLife Aggregate Bond Index Portfolio...........      --         0.53%         0.01%         0.52%
 MetLife Mid Cap Stock Index Portfolio............      --         0.55%          --           0.55%
 MetLife MSCI EAFE(R) Index Portfolio.............     0.01%       0.64%          --           0.64%
 MetLife Russell 2000(R) Index Portfolio..........      --         0.56%          --           0.56%
 MetLife Stock Index Portfolio....................      --         0.53%         0.01%         0.52%
 MFS(R) Total Return Portfolio....................      --         0.87%          --           0.87%
 MFS(R) Value Portfolio...........................      --         0.88%         0.06%         0.82%
 Neuberger Berman Genesis Portfolio...............      --         1.10%         0.01%         1.09%
 T. Rowe Price Large Cap Growth Portfolio.........      --         0.87%         0.05%         0.82%
 T. Rowe Price Small Cap Growth Portfolio.........      --         0.75%          --           0.75%
 Western Asset Management Strategic Bond                --         0.85%         0.06%         0.79%
   Opportunities
   Portfolio......................................
 Western Asset Management U.S. Government               --         0.75%         0.03%         0.72%
   Portfolio......................................




* Closed to new investments except under dollar cost averaging and rebalancing programs in existence at the time of closing.

                                                    ---------------------------


The information shown in the table above was provided by the Portfolios. Certain Portfolios and their investment adviser have entered into expense reimbursement and/or fee waiver arrangements that will continue from April 29, 2019 through April 30, 2020. These arrangements can be terminated with respect to these Portfolios only with the approval of the Portfolio's board of directors or trustees. Please see the Portfolios' prospectuses for additional information regarding these arrangements.



Certain Portfolios that have "Acquired Fund Fees and Expenses" may be "funds of funds." A fund of funds invests substantially all of its assets in other underlying funds. Because the Portfolio invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.



     EXAMPLES


 These Examples are intended to help You compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, annual Contract fees, if any, separate account charges, and underlying Portfolio fees and expenses.



 Examples 1 through 4 assume You purchased the Contract with optional benefits that result in the highest possible combination of charges. Example 1 relates to the purchase of the Deferred Annuity with the B Class; Example 2 relates to the purchase of the Deferred Annuity with the Bonus Class; Example 3 relates to the purchase of the Deferred Annuity with the C Class; and Example 4 relates to the purchase of the Deferred Annuity with the L Class.



 Examples 5 through 8 assume You purchased the Contract with no optional benefits that result in the least expensive combination of charges. Example 5 relates to the purchase of the Deferred Annuity with the B Class; Example 6 relates to the purchase of the Deferred Annuity with the Bonus Class; Example 7 relates to the purchase of the Deferred Annuity with the C Class; and Example 8 relates to the purchase of the Deferred Annuity with the L Class.



 Example 1. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.


     Assumptions:

     o You select the B Class;

     o reimbursement and/or waiver of expenses was not in effect;

     o there was no allocation to the Fixed Account or Enhanced Dollar Cost Averaging Program;

     o You bear the minimum or maximum fees and expenses of any of the Portfolios (see "Table 3 -- Portfolio Operating Expenses");

     o You paid the Annual Contract Fee;

     o the underlying Portfolio earns a 5% annual return;

 o You select the Enhanced Death Benefit I and You are age 70 and assume that You elect the Optional Step-Up feature and as a result the charge increases to 1.50%, which is the maximum charge permitted;

 o You select the Guaranteed Minimum Income Benefit Plus II ("GMIB Plus II") and assume that You elect the Optional Step-Up feature and as a result the charge increases to 1.50%, which is the maximum charge permitted; and



     You fully surrender your Contract, with applicable Withdrawal Charges deducted.




                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
                  -------- --------- --------- ---------
  Maximum........  $1,304   $2,330    $3,389    $6,383
  Minimum........  $1,208   $2,050    $2,937    $5,560



 You do not surrender your Contract or You elect to annuitize (elect a pay-out option with an income payment type under which You receive income payments over your lifetime) (no Withdrawal Charges would be deducted).

---------------------------



                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
                  -------- --------- --------- ---------
  Maximum........   $604    $1,790    $3,029    $6,383
  Minimum........   $508    $1,510    $2,577    $5,560



 Example 2. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for the periods indicated. Your actual costs may be higher or lower.


     Assumptions:

     o You select the Bonus Class;

     o reimbursement and/or waiver of expenses was not in effect;

     o there was no allocation to the Fixed Account;

     o You bear the minimum or maximum fees and expenses of any of the Portfolios (see "Table 3 -- Portfolio Operating Expenses");

     o You paid the Annual Contract Fee;

     o the underlying Portfolio earns a 5% annual return;

 o You select the Enhanced Death Benefit I and You are age 70 and assume that You elect the Optional Step-Up feature and as a result the charge increases to 1.50%, which is the maximum charge permitted;

 o You select the Guaranteed Minimum Income Benefit Plus II ("GMIB Plus II") and assume that You elect the Optional Step-Up feature and as a result the charge increases to 1.50%, which is the maximum charge permitted; and



     You fully surrender your Contract, with applicable Withdrawal Charges deducted.




                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
                  -------- --------- --------- ---------
  Maximum........  $1,004   $1,409    $1,820    $3,058
  Minimum........  $  908   $1,120    $1,337    $2,086



 You do not surrender your Contract or You elect to annuitize (elect a pay-out option with an income payment type under which You receive income payments over your lifetime) (no Withdrawal Charges would be deducted).




                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
                  -------- --------- --------- ---------
  Maximum........   $304      $869    $1,460    $3,058
  Minimum........   $208      $580    $  977    $2,086

                                                    ---------------------------


 Example 3. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.


     Assumptions:

     o You select the C Class;

     o reimbursement and/or waiver of expenses was not in effect;

     o You bear the minimum or maximum fees and expenses of any of the Portfolios (see "Table 3 -- Portfolio Operating Expenses");

     o You pay the Annual Contract Fee;

     o the underlying Portfolio earns a 5% annual return;

 o You select the Enhanced Death Benefit I and You are age 70 and assume that you elect the Optional Step-Up feature and as a result the charge increases to 1.50%, which is the maximum charge permitted;

 o You select the Guaranteed Minimum Income Benefit Plus II ("GMIB Plus II") and assume that You elect the Optional Step-Up feature and as a result the charge increases to 1.50%, which is the maximum charge permitted; and



 You surrender your Contract, You do not surrender your Contract or You elect to annuitize (elect a pay-out option with an income type under which You receive income payments over your life time) (no Withdrawal Charges apply to the C Class).




                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
                  -------- --------- --------- ---------
  Maximum........  $1,568   $2,725    $3,972    $7,419
  Minimum........  $1,469   $2,431    $3,487    $6,489



 Example 4. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.


     Assumptions:

     o You select the L Class;

     o reimbursement and/or waiver of expenses was not in effect;

     o there was no allocation to the Fixed Account or the Enhanced Dollar Cost Averaging Program;

     o You bear the minimum or maximum fees and expenses of any of the Portfolios (see "Table 3 -- Portfolio Operating Expenses");

     o You paid the Annual Contract Fee;

     o the underlying Portfolio earns a 5% annual return;

 o You select the Enhanced Death Benefit I and You are age 70 and assume that You elect the Optional Step-Up feature and as a result the charge increases to 1.50%, which is the maximum charge permitted;

 o You select the Guaranteed Minimum Income Benefit Plus II ("GMIB Plus II") and assume that You elect the Optional Step-Up feature and as a result the charge increases to 1.50%, which is the maximum charge permitted; and



     You fully surrender your Contract with applicable Withdrawal Charges deducted.




                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
                  -------- --------- --------- ---------
  Maximum........   $668    $2,005    $3,432    $7,419
  Minimum........   $569    $1,711    $2,947    $6,489



 You do not surrender your Contract or You elect to annuitize (elect a pay-out option with an income type under which You receive income payments over your life time) (no Withdrawal Charges would be deducted).

---------------------------



                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
                  -------- --------- --------- ---------
  Maximum........  $1,259   $1,783    $2,377    $4,126
  Minimum........  $1,160   $1,479    $1,858    $3,029



 Example 5. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower:


     Assumptions:

     o You select the B Class;

     o reimbursement and/or waiver of expenses was not in effect;

     o there was no allocation to the Fixed Account or Enhanced Dollar Cost Averaging Program;

     o You bear the minimum or maximum fees and expenses of any of the Portfolios (see "Table 3 -- Portfolio Operating Expenses");

     o You pay the Annual Contract Fee;

     o the underlying Portfolio earns a 5% annual return; and



     You fully surrender your Contract, with applicable Withdrawal Charges deducted.




                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
                  -------- --------- --------- ---------
  Maximum........   $359    $1,063    $1,837    $4,126
  Minimum........   $260    $  759    $1,318    $3,029



 You do not surrender your Contract or You elect to annuitize (elect a pay-out option with an income payment type under which You receive income payments over your lifetime) (no Withdrawal Charges would be deducted).




                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
                  -------- --------- --------- ---------
  Maximum........   $644    $1,905    $3,213    $6,701
  Minimum........   $548    $1,627    $2,768    $5,913



 Example 6. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for the periods indicated. Your actual costs may be higher or lower.


     Assumptions:

     o You select the Bonus Class;

     o reimbursement and/or waiver of expenses was not in effect;

     o there was no allocation to the Fixed Account;

     o You bear the minimum or maximum fees and expenses of any of the Portfolios (see "Table 3 -- Portfolio Operating Expenses");

     o You pay the Annual Contract Fee;

     o the underlying Portfolio earns a 5% annual return; and



     You fully surrender your Contract, with applicable Withdrawal Charges deducted.




                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
                  -------- --------- --------- ---------
  Maximum........   $344      $988    $1,656    $3,438
  Minimum........   $248      $701    $1,181    $2,502



 You do not surrender your Contract or You elect to annuitize (elect a pay-out option with an income payment type under which You receive income payments over your lifetime) (no Withdrawal Charges would be deducted).

                                                    ---------------------------



                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
                  -------- --------- --------- ---------
  Maximum........  $1,329   $2,312    $3,144    $6,583
  Minimum........  $1,233   $2,033    $2,696    $5,782



 Example 7. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.


     Assumptions:

     o You select the C Class;

     o reimbursement and/or waiver of expenses was not in effect;

     o You bear the minimum or maximum fees and expenses of any of the Portfolios (see "Table 3 -- Portfolio Operating Expenses");

     o You pay the Annual Contract Fee;

     o the underlying Portfolio earns a 5% annual return; and



 You surrender your Contract, You do not surrender your Contract or elect to annuitize (elect a pay-out option with an income payment type under which You receive income payments over your lifetime) (no Withdrawal Charges apply to the C Class).




                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
                  -------- --------- --------- ---------
  Maximum........   $629    $1,862    $3,144    $6,583
  Minimum........   $533    $1,583    $2,696    $5,782



 Example 8. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.


     Assumptions:

     o You select the L Class;

     o reimbursement and/or waiver of expenses was not in effect;

     o there was no allocation to the Fixed Account or the Enhanced Dollar Cost Averaging Program;

     o You bear the minimum or maximum fees and expenses of any of the Portfolios (see "Table 3 -- Portfolio Operating Expenses");

     o You pay the Annual Contract Fee;

     o the underlying Portfolio earns a 5% annual return; and



     You fully surrender your Contract with applicable Withdrawal Charges deducted.




                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
                  -------- --------- --------- ---------
  Maximum........  $1,029   $1,393    $1,583    $3,297
  Minimum........  $  933   $1,106    $1,105    $2,348



 You do not surrender your Contract or You elect to annuitize (elect a pay-out option with an income payment type under which You receive income payments over your lifetime) (no Withdrawal Charges would be deducted).




                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
                  -------- --------- --------- ---------
  Maximum........   $329      $943    $1,583    $3,297
  Minimum........   $233      $656    $1,105    $2,348

---------------------------

--------------------------------------------------------------------------------

     ACCUMULATION UNIT VALUES FOR EACH DIVISION



See Appendix B.

                                                    ---------------------------

METLIFE



M etropolitan Life Insurance Company is a provider of insurance, annuities,
employee benefits and asset     management. We are also one of the largest
institutional investors in the United States with a $264.3     billion general
account portfolio invested primarily in investment grade corporate bonds, structured finance securities, mortgage loans and U.S. -Treasury and agency securities, as well as real estate and corporate equity, at December -31, 2018. The Company was incorporated under the laws of New York in 1868. The Company's office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc.




METROPOLITAN LIFE

SEPARATE ACCOUNT E

W e established Metropolitan Life Separate Account E on September 27, 1983. The
purpose of the Separate     Account is to hold the variable assets that
underlie the -Preference Plus Select Variable Annuity Contracts     and some
other variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended ("1940 Act").



The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the Contracts issued from this Separate Account without regard to our other business.



We are obligated to pay all money we owe under the Contracts -- such as death benefits and income payments -- even if that amount exceeds the assets in the Separate Account. Any such amount that exceeds the assets in the Separate Account is paid from our general account. Any amount under any optional death benefit, optional Guaranteed Minimum Income Benefit, optional Guaranteed Withdrawal Benefit or optional Guaranteed Minimum -Accumulation Benefit that exceeds the assets in the Separate Account are also paid from our general account. Benefit amounts paid from the general account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments, and are not guaranteed by any other party. We issue other annuity contracts and life insurance policies where we pay all money we owe under those contracts and policies from our general account. MetLife is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.




The investment manager to certain of the Portfolios offered with the Contracts or with other variable annuity contracts issued through the Separate Account may be regulated as a Commodity Pool Operator. While it does not concede that the Separate Account is a commodity pool, the Company has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodities Exchange Act ("CEA"), and is not subject to registration or regulation as a pool operator under the CEA.

---------------------------

VARIABLE ANNUITIES


T his Prospectus describes a type of variable annuity, a Deferred Annuity.
These annuities are "variable"   because the value of your account or income
payment varies based on the investment performance of the   Divisions You
choose. In short, the value of your Deferred Annuity and your income payments under a variable pay-out option of your Deferred Annuity may go up or down. Since the investment performance is not guaranteed, your money is at risk. The degree of risk will depend on the Divisions You select. The Accumulation Unit Value or Annuity Unit Value for each Division rises or falls based on the investment performance (or "experience") of the Portfolio with the same name. MetLife and its affiliates also offer other annuities not described in this Prospectus.



The Deferred Annuity have a fixed interest rate option called the "Fixed Account." The Fixed Account is not available to all Contract Owners. The Fixed Account in part of our general account and offers an interest rate that is guaranteed by us. The minimum interest rate depends on the date your Contract is issued but will not be less than 1%. The current interest rate may vary by Deferred Annuity class. Your registered representative can tell you the current and minimum interest rates that apply. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, and neither the Fixed Account nor our general account has been registered as an investment company under the 1940 Act. The variable pay-out options under the Deferred Annuities have a fixed payment option called the "Fixed Income Payment Option." Under the Fixed Income Payment Option, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them. All guarantees as to purchase payments or Account Balance allocated to the Fixed Account, interest credited to the Fixed Account, and fixed Income Option payments are subject to our financial strength and claims-paying ability.



Replacement of Annuity Contracts



EXCHANGE PROGRAMS: From time to time we may offer programs under which certain fixed or variable annuity contracts previously issued by us may be exchanged for the Deferred Annuity offered by this Prospectus. Currently, with respect to exchanges from certain of our variable annuity contracts to this Deferred Annuity, an existing Contract is eligible for exchange if a withdrawal from, or surrender of, the contract would not trigger a Withdrawal Charge. The Account Balance of this Deferred Annuity attributable to the exchanged assets will not be subject to any Withdrawal Charge or be eligible for the Enhanced Dollar Cost Averaging Program. Any additional purchase payments contributed to the new Deferred Annuity will be subject to all fees and charges, including the Withdrawal Charge described in this Prospectus. You should carefully consider whether an exchange is appropriate for You by comparing the death benefits, living benefits, and other guarantees provided by the contract You currently own to the benefits and guarantees that would be provided by the new Contract offered in this Prospectus. Then You should compare the fees and charges (e.g., the death benefit charges, the living benefit charges, and the separate account charge) of your current contract to the fees and charges of the new Contract, which may be higher than your current contract. These programs will be made available on terms and conditions determined by us, and any such programs will comply with applicable law. We believe the exchanges will be tax free for federal income tax purposes; however, You should consult your tax adviser before making any such exchange.




OTHER EXCHANGES: Generally, You can exchange one variable annuity contract for another in a tax-free exchange under Section 1035 of the Internal Revenue Code (the "Code"). Before making an exchange You should compare both annuities carefully. If You exchange another annuity for the one described in this Prospectus, unless the exchange occurs under one of our exchange programs described above, You might have to pay a surrender charge on your old annuity, and there will be a new surrender charge period for this Deferred Annuity . Other charges may be higher (or lower) and the benefits may be different. Also, because we will not issue the Deferred Annuity until

                                                    ---------------------------

we have received the initial purchase payment from your existing insurance company, the issuance of the Contract may be delayed. Generally, it is not advisable to purchase a Deferred Annuity as a replacement for an existing variable annuity contract. Before You exchange another annuity for our Deferred Annuity, ask your registered representative whether the exchange would be advantageous, given the -contract features, benefits and charges.



The Deferred Annuity



Y ou accumulate money in your account during the pay-in phase by making one or
more purchase payments.    MetLife will hold your money and credit investment
returns as long as the money remains in your account.



All IRAs receive tax deferral under the Code. There are no additional tax benefits from funding an IRA with a Deferred Annuity. Therefore, there should be reasons other than tax deferral for acquiring the Deferred Annuity, such as the availability of a guaranteed income for life, the death benefits or the other optional benefits available under this Deferred Annuity.



- - - - - - - - - - -NON-NATURAL PERSONS AS OWNERS OR BENEFICIARIES. If a non-natural person, such as a trust, is the Owner of a non-qualified Deferred Annuity, the distribution on death rules under the Code may require payment to begin earlier than expected and may impact the usefulness of the living and/or death benefits. Naming a non-natural person, such as a trust or estate, as a Beneficiary under the Deferred Annuity will generally, eliminate the Beneficiary's ability to "stretch" or a spousal Beneficiary's ability to continue the Deferred Annuity and the living and/or death benefits.



A Deferred Annuity consists of two phases: the accumulation or "pay-in" or annuitization phase and the income or "pay-out" phase. The pay-out phase begins when You elect to have us pay You "income" payments using the money in your account. The number and the amount of the income payments You receive will depend on such things as the type of pay-out option You choose, your investment choices, and the amount used to provide your income payments. There is no death benefit during the pay-out phase, however, depending on the pay-out option You elect, any remaining guarantee (i.e., cash refund amount or guaranteed income payments) will be paid to your Beneficiary(ies) (see "Pay Out (or Income Options)" for more information). Because Deferred Annuities offer the insurance benefit of income payment options, including our guarantee of income for your lifetime, they are "annuities."



The Deferred Annuity is offered in several variations, which we call "classes." Each class offers You the ability to choose certain features. Each has its own Separate Account charge and applicable Withdrawal Charge (except C Class which has no Withdrawal Charges). The Deferred Annuity also offers You the opportunity to choose optional benefits, each for a charge in addition to the Separate Account charge with the Basic Death Benefit for that class. If You purchase any of the optional death benefits, You receive the optional benefit in place of the Basic Death Benefit. In deciding whether to purchase any of the optional benefits, You should consider the desirability of the benefit relative to its additional cost and to your needs. You should carefully consider which of the available classes is appropriate for you. - Determination of the appropriate balance between (a) the ability to access your Account Balance without incurring - a Withdrawal Charge (see "Charges -- Withdrawal Charge");
(b) the impact of Separate Account charges on your Account Balance (see "Charges -- Separate Account Charge" as well as "Purchase Payments -- The Value of Your Investment"); and (c) should you elect an optional living or death benefit rider, the duration you must own the Contract to take full advantage of the guaranteed protection provided by the optional benefit, are important factors to consider. - You should discuss the relative benefits and costs of the different share classes with your financial representative. Unless You tell us otherwise, we will assume that You are purchasing the B Class Deferred Annuity with the Basic Death Benefit and no optional benefits. These optional benefits are:


- an Annual Step-Up Death Benefit;

---------------------------

- a Greater of Annual Step-Up or 5% Annual Increase Death Benefit;


- an Enhanced Death Benefit (the "EDB I");


- an Earnings Preservation Benefit;


- Guaranteed Minimum Income Benefits (the Guaranteed Minimum Income Benefit Plus II (the "GMIB Plus II"), the Guaranteed Minimum Income Plus I (the "GMIB Plus I"), the Guaranteed Minimum Income Benefit II (the "GMIB II") and the Guaranteed Minimum Income Benefit I (the "GMIB I") are collectively, the "GMIBs");


- Guaranteed Withdrawal Benefits (the Lifetime Withdrawal Guarantee II (the "LWG II"), the Lifetime Withdrawal Guarantee I (the "LWG I"), the Enhanced Guaranteed Withdrawal Benefit (the "Enhanced GWB") and the Guaranteed Withdrawal Benefit I (the "GWB I") are collectively, the "GWBs"); and


- a Guaranteed Minimum Accumulation Benefit (the "GMAB").



You may not have a GMIB, a GWB or the GMAB in effect at the same time. You may not have the EDB I in effect with any living benefit except the GMIB Plus II. None of these optional benefits are currently available for sale.



Each of these optional benefits is described in more detail later in this Prospectus. The availability of optional benefits and features of optional benefits may vary by state.



The Prospectus describes the material features of the Deferred Annuity.



We may restrict the investment choices available to You if You select certain optional benefits. These restrictions are intended to reduce the risk of investment losses which could require the Company to use its general account assets to pay amounts due under the selected optional benefit.



Certain withdrawals, depending on the amount and timing, may negatively impact the benefits and guarantees provided by your Contract. You should carefully consider whether a withdrawal under a particular circumstance will have any negative impact to your benefits or guarantees. The impact of withdrawals generally on your benefits and guarantees is discussed in the corresponding sections of the Prospectus describing such benefits and guarantees.



The Deferred Annuities are no longer available for sale; however, MetLife will continue to accept additional purchase payments for the Contracts issued under limited circumstances.

                                                    ---------------------------

CLASSES OF THE DEFERRED ANNUITY


B Class

The B Class has a 1.25% annual Separate Account charge (1.50% in the case of each American Funds(R) Division) and a declining seven year Withdrawal Charge on each purchase payment. If You choose the Annual Step-Up Death Benefit or the greater of Annual Step-Up or 5% Annual Increase Death Benefit, the Separate Account charge would range from 1.45% to 1.60% or, in the case of each American Funds(R) Division, 1.70% to 1.85%. If You choose the optional Earnings Preservation Benefit and either of these optional death benefits, the Separate Account charge would range from 1.70% to 1.85% or, in the case of each American Funds(R) Division, 1.95% to 2.10%.




THE BONUS CLASS (MAY ALSO BE KNOWN AS THE "B PLUS CLASS" IN OUR SALES LITERATURE AND ADVERTISING)


You may purchase a Contract in the Bonus Class before your 81st birthday. If there are Joint Contract Owners, the age of the oldest Joint Contract Owner will be used to determine eligibility. Under the Bonus Class Deferred Annuity, we currently credit 3% to each of your purchase payments made during the first Contract Year. The Bonus will be applied on a pro-rata basis to the Fixed Account, if available, and the Divisions of the Separate Account based upon your allocation for your purchase payments. The Bonus Class has a 1.70% annual Separate Account charge (1.95% in the case of each American Funds(R) Division) and a declining seven year Withdrawal Charge on each purchase payment. If You choose the Annual Step-Up Death Benefit or the Greater of Annual Step-Up or 5% Annual Increase Death Benefit, the Separate Account charge would range from 1.90% to 2.05% or, in the case of each American Funds(R) Division, 2.15% to 2.30%. If You choose the optional Earnings Preservation Benefit and either of these optional death benefits, the Separate Account charge would range from 2.15% to 2.30% or, in the case of each American Funds(R) Division, 2.40% to 2.55%. After You have held the Contract for seven years, the Separate Account charge declines 0.45% to 1.25% with the Basic Death Benefit (1.50% in the case of each American Funds(R) Division). After You have held the Contract for seven years, the Separate Account charge declines to 1.45% and 1.60%, respectively, for the Annual Step-Up Death Benefit and for the Greater of Annual Step-Up or 5% Annual Increase Death Benefit, or, in the case of each American Funds(R) Division, 1.70% to 1.85%.



Investment returns for the Bonus Class Deferred Annuity may be lower than those for the B Class Deferred Annuity if Separate Account investment performance is not sufficiently high to offset increased Separate Account charges for the Bonus Class Deferred Annuity.



The Bonus Class Deferred Annuity may not be appropriate with certain qualified plans where there may be minimal initial purchase payments submitted in the first year.



Therefore, the choice between the Bonus Class and the B Class Deferred Annuity is a judgment as to whether a higher Separate Account charge with a 3% credit is more advantageous than a lower Separate Account charge without the 3% credit.



There is no guarantee that the Bonus Class Deferred Annuity will have higher returns than the B Class Deferred Annuity, the other classes of the Deferred Annuity, similar Contracts without a bonus or any other investment. The Bonus will be credited only to purchase payments made during the first Contract Year, while the additional Separate Account charge of 0.45% for the Bonus will be assessed on all amounts in the Separate Account for the first seven years.

---------------------------

The following table demonstrates hypothetical investment returns for a Deferred Annuity with the 3% credit compared to a Contract without the Bonus. Both Deferred Annuities are assumed to have no optional benefits. The figures are based on:


a) a $50,000 initial purchase payment with no other purchase payments;


b) deduction of the Separate Account charge at a rate of 1.70% (1.25% in years 8-10) (Bonus Class Deferred Annuity) and 1.25% (B Class Deferred Annuity); and


c) an assumed investment return for the investment choices before Separate Account charges of 8.05% for each of 10 years.



                        Bonus Class                  B Class
                  (1.70% Separate Account    (1.25% Separate Account
Contract Year    charge for first 7 years)      charge all years)
  1                       $54,770                    $53,400
  2                       $58,248                    $57,031
  3                       $61,947                    $60,909
  4                       $65,881                    $65,051
  5                       $70,064                    $69,475
  6                       $74,513                    $74,199
  7                       $79,245                    $79,244
  8                       $84,633                    $84,633
  9                       $90,388                    $90,388
  10                      $96,535                    $96,534


Generally, the higher the rate of return, the more advantageous the Bonus Class is. The table above assumes no additional purchase payments are made after the first Contract Anniversary. If additional purchase payments were made to the Deferred Annuity, the rate of return would have to be higher in order to "break-even" by the end of the seventh year or the break-even point would otherwise occur sooner. The break-even point is when the Account Balance of a Bonus Class Contract will equal the Account Balance of a B Class Contract, assuming equal initial purchase payments and a level rate of return, and thereafter, the Account Balance would be higher in a B Class Contract.



The decision to elect the Bonus Class is irrevocable. We may make a profit from the additional Separate Account charge. The Enhanced Dollar Cost Averaging Program is not available with the Bonus Class.



The guaranteed annuity rates for the Bonus Class are the same as those for the other classes of the Deferred Annuity. Current rates for the Bonus Class may be lower than those for the other classes of the Deferred Annuity.



Any 3% credit does not become yours until after the "free look" period; we retrieve it if You exercise the "free look". Your exercise of the "free look" is the only circumstance under which the 3% credit will be retrieved (commonly called "recapture"). We then will refund either your purchase payments or Account Balance, depending upon your state law. In the case of a refund of Account Balance, the refunded amount will include any investment performance on amounts attributable to the 3% credit. If there have been any losses from the investment performance on the amounts attributable to the 3% credit, we will bear that loss.

                                                    ---------------------------

If we agree to permit your Beneficiary to hold the Traditional IRA Deferred Annuity in your name after your death for his/ her benefit, a new Contract will be issued in order to facilitate the distribution of payments. The new Contract will be issued in the same Contract class, except, if You had a Bonus Class Deferred Annuity, the Contract will be issued as a B Class Deferred Annuity.



C Class


The C Class has a 1.65% annual Separate Account charge (1.90% in the case of each American Funds(R) Division) and no Withdrawal Charge. If You choose the Annual Step-Up Death Benefit or the Greater of Annual Step-Up or 5% Annual Increase Death Benefit, the Separate Account charge would range from 1.85% to 2.00% or, in the case of each American Funds(R) Division, 2.10% to 2.25%. If You choose the optional Earnings Preservation Benefit and either of these optional death benefits, the Separate Account charge would range from 2.10% to 2.25% or, in the case of each American Funds(R) Division, 2.35% to 2.50%. The Fixed Account, the Enhanced Dollar Cost Averaging Program, Equity Generator(R) and the AllocatorSM are not available in the C Class Deferred Annuity purchased after April 30, 2003. A money market Division is available in the C Class Deferred Annuity purchased after April 30, 2003.



L Class


The L Class has a 1.50% annual Separate Account charge (1.75% in the case of each American Funds(R) Division) and a declining three-year Withdrawal Charge on each purchase payment. If You choose the Annual Step-Up Death Benefit or the Greater of Annual Step-Up or 5% Annual Increase Death Benefit, the Separate Account charge would range from 1.70% to 1.85% or, in the case of each American Funds(R) Division, 1.95% to 2.10%. If You choose the optional Earnings Preservation Benefit and either of these optional death benefits, the Separate Account charge would range from 1.95% to 2.10% or, in the case of each American Funds(R) Division, 2.20% to 2.35%.

---------------------------

YOUR INVESTMENT CHOICES


Brighthouse Trust I, Brighthouse Trust II, and the American Funds(R) and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The SAIs are available upon your request. You should read these prospectuses carefully before making purchase payments to the Divisions. The classes of shares available to the Deferred Annuities, Class B of Brighthouse Trust I (except for the American Funds(R) Balanced Allocation, American Funds(R) Growth Allocation and American Funds(R) Moderate Allocation Portfolios which are Class C), Class B of Brighthouse Trust II, and Class 2 of the American Funds(R), each impose a 12b-1 fee.



The investment choices are listed in alphabetical order below (based upon the Portfolio's legal names). (See "Appendix C -- Portfolio Legal and Marketing Names.") The Divisions generally offer the opportunity for -greater returns over the long term than our Fixed Account. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. The degree of investment risk You assume will depend on the Divisions You choose. While the Divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these Divisions and Portfolios are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund. Since your Account Balance or -income payments are subject to the risks associated with investing in stocks and bonds, your Account Balance or - variable income payments based on amounts allocated to the Divisions may go down as well as up.



Each Portfolio has different investment objectives and risks. The Portfolio prospectuses contain more detailed information on each Portfolio's investment strategy, investment managers and its fees. You may obtain a Portfolio prospectus by calling 800-638-7732 or through your registered representative. We do not guarantee the investment results of the Portfolios.



The current Portfolios are listed below, along with their investment manager and any sub-investment manager.




Portfolio                                          Investment Objective
-------------------------------------------------- -------------------------------------------------
 American Funds(R)
 American Funds Bond Fund                          Seeks as high a level of current income as is
                                                   consistent with the preservation of capital.
 American Funds Global Small Capitalization        Seeks long-term growth of capital.
 Fund
 American Funds Growth Fund                        Seeks growth of capital.
 American Funds Growth-Income Fund                 Seeks long-term growth of capital and income.
 Brighthouse Funds Trust I
 AB Global Dynamic Allocation Portfolio            Seeks capital appreciation and current income.
 American Funds(R) Balanced Allocation Portfolio   Seeks a balance between a high level of
                                                   current income and growth of capital, with a
                                                   greater emphasis on growth of capital.
 American Funds(R) Growth Allocation Portfolio     Seeks growth of capital.
 American Funds(R) Moderate Allocation             Seeks a high total return in the form of income
 Portfolio                                         and growth of capital, with a greater
                                                   emphasis on income.



Portfolio                                          Investment Adviser/Subadviser
-------------------------------------------------- -------------------------------------
 American Funds(R)
 American Funds Bond Fund                          Capital Research and Management
                                                   CompanySM
 American Funds Global Small Capitalization        Capital Research and Management
 Fund                                              CompanySM
 American Funds Growth Fund                        Capital Research and Management
                                                   CompanySM
 American Funds Growth-Income Fund                 Capital Research and Management
                                                   CompanySM
 Brighthouse Funds Trust I
 AB Global Dynamic Allocation Portfolio            Brighthouse Investment Advisers, LLC
                                                   Subadviser: AllianceBernstein L.P.
 American Funds(R) Balanced Allocation Portfolio   Brighthouse Investment Advisers, LLC
 American Funds(R) Growth Allocation Portfolio     Brighthouse Investment Advisers, LLC
 American Funds(R) Moderate Allocation             Brighthouse Investment Advisers, LLC
 Portfolio

                                                    ---------------------------



Portfolio                                         Investment Objective
------------------------------------------------- ------------------------------------------------
 AQR Global Risk Balanced Portfolio               Seeks total return.
 BlackRock Global Tactical Strategies Portfolio   Seeks capital appreciation and current income.
 Brighthouse Asset Allocation 100 Portfolio       Seeks growth of capital.
 Brighthouse Balanced Plus Portfolio              Seeks a balance between a high level of
                                                  current income and growth of capital, with a
                                                  greater emphasis on growth of capital.
 Brighthouse/Franklin Low Duration Total          Seeks a high level of current income, while
 Return Portfolio                                 seeking preservation of shareholders' capital.
 Brighthouse/Wellington Large Cap Research        Seeks long-term capital appreciation.
 Portfolio
 Clarion Global Real Estate Portfolio             Seeks total return through investment in real
                                                  estate securities, emphasizing both capital
                                                  appreciation and current income.
 ClearBridge Aggressive Growth Portfolio          Seeks capital appreciation.
 Harris Oakmark International Portfolio           Seeks long-term capital appreciation.
 Invesco Balanced-Risk Allocation Portfolio       Seeks total return.
 Invesco Small Cap Growth Portfolio               Seeks long-term growth of capital.
 JPMorgan Global Active Allocation Portfolio      Seeks capital appreciation and current income.
 Loomis Sayles Global Allocation Portfolio        Seeks high total investment return through a
                                                  combination of capital appreciation and
                                                  income.
 MetLife Multi-Index Targeted Risk Portfolio      Seeks a balance between growth of capital
                                                  and current income, with a greater emphasis
                                                  on growth of capital.
 MFS(R) Research International Portfolio          Seeks capital appreciation.
 Morgan Stanley Discovery Portfolio               Seeks capital appreciation.
 Oppenheimer Global Equity Portfolio              Seeks capital appreciation.
 PanAgora Global Diversified Risk Portfolio       Seeks total return.
 PIMCO Inflation Protected Bond Portfolio         Seeks maximum real return, consistent with
                                                  preservation of capital and prudent
                                                  investment management.
 PIMCO Total Return Portfolio                     Seeks maximum total return, consistent with
                                                  the preservation of capital and prudent
                                                  investment management.



Portfolio                                         Investment Adviser/Subadviser
------------------------------------------------- ---------------------------------------------
 AQR Global Risk Balanced Portfolio               Brighthouse Investment Advisers, LLC
                                                  Subadviser: AQR Capital Management, LLC
 BlackRock Global Tactical Strategies Portfolio   Brighthouse Investment Advisers, LLC
                                                  Subadviser: BlackRock Financial Management,
                                                  Inc.
 Brighthouse Asset Allocation 100 Portfolio       Brighthouse Investment Advisers, LLC
 Brighthouse Balanced Plus Portfolio              Brighthouse Investment Advisers, LLC
                                                  Subadviser: Overlay Portion: Pacific
                                                  Investment Management Company LLC
 Brighthouse/Franklin Low Duration Total          Brighthouse Investment Advisers, LLC
 Return Portfolio                                 Subadviser: Franklin Advisers, Inc.
 Brighthouse/Wellington Large Cap Research        Brighthouse Investment Advisers, LLC
 Portfolio                                        Subadviser: Wellington Management Company
                                                  LLP
 Clarion Global Real Estate Portfolio             Brighthouse Investment Advisers, LLC
                                                  Subadviser: CBRE Clarion Securities LLC
 ClearBridge Aggressive Growth Portfolio          Brighthouse Investment Advisers, LLC
                                                  Subadviser: ClearBridge Investments, LLC
 Harris Oakmark International Portfolio           Brighthouse Investment Advisers, LLC
                                                  Subadviser: Harris Associates L.P.
 Invesco Balanced-Risk Allocation Portfolio       Brighthouse Investment Advisers, LLC
                                                  Subadviser: Invesco Advisers, Inc.
 Invesco Small Cap Growth Portfolio               Brighthouse Investment Advisers, LLC
                                                  Subadviser: Invesco Advisers, Inc.
 JPMorgan Global Active Allocation Portfolio      Brighthouse Investment Advisers, LLC
                                                  Subadviser: J.P. Morgan Investment
                                                  Management Inc.
 Loomis Sayles Global Allocation Portfolio        Brighthouse Investment Advisers, LLC
                                                  Subadviser: Loomis, Sayles & Company, L.P.
 MetLife Multi-Index Targeted Risk Portfolio      Brighthouse Investment Advisers, LLC
                                                  Subadviser: Overlay Portion: MetLife
                                                  Investment Advisors, LLC
 MFS(R) Research International Portfolio          Brighthouse Investment Advisers, LLC
                                                  Subadviser: Massachusetts Financial Services
                                                  Company
 Morgan Stanley Discovery Portfolio               Brighthouse Investment Advisers, LLC
                                                  Subadviser: Morgan Stanley Investment
                                                  Management Inc.
 Oppenheimer Global Equity Portfolio              Brighthouse Investment Advisers, LLC
                                                  Subadviser: OppenheimerFunds, Inc.
 PanAgora Global Diversified Risk Portfolio       Brighthouse Investment Advisers, LLC
                                                  Subadviser: PanAgora Asset Management,
                                                  Inc.
 PIMCO Inflation Protected Bond Portfolio         Brighthouse Investment Advisers, LLC
                                                  Subadviser: Pacific Investment Management
                                                  Company LLC
 PIMCO Total Return Portfolio                     Brighthouse Investment Advisers, LLC
                                                  Subadviser: Pacific Investment Management
                                                  Company LLC

---------------------------



Portfolio                                        Investment Objective
------------------------------------------------ -------------------------------------------------
 Schroders Global Multi-Asset Portfolio          Seeks capital appreciation and current income.
 SSGA Growth and Income ETF Portfolio            Seeks growth of capital and income.
 SSGA Growth ETF Portfolio                       Seeks growth of capital.
 T. Rowe Price Mid Cap Growth Portfolio          Seeks long-term growth of capital.
 Victory Sycamore Mid Cap Value Portfolio        Seeks high total return by investing in equity
                                                 securities of mid-sized companies.
 Western Asset Management Government             Seeks a high level of current income,
 Income Portfolio                                consistent with preservation of principal.
 Brighthouse Funds Trust II
 Baillie Gifford International Stock Portfolio   Seeks long-term growth of capital.
 BlackRock Bond Income Portfolio                 Seeks a competitive total return primarily
                                                 from investing in fixed-income securities.
 BlackRock Capital Appreciation Portfolio        Seeks long-term growth of capital.
 BlackRock Ultra-Short Term Bond Portfolio       Seeks a high level of current income consistent
                                                 with preservation of capital.
 Brighthouse Asset Allocation 20 Portfolio       Seeks a high level of current income, with
                                                 growth of capital as a secondary objective.
 Brighthouse Asset Allocation 40 Portfolio       Seeks high total return in the form of income
                                                 and growth of capital, with a greater
                                                 emphasis on income.
 Brighthouse Asset Allocation 60 Portfolio       Seeks a balance between a high level of
                                                 current income and growth of capital, with a
                                                 greater emphasis on growth of capital.
 Brighthouse Asset Allocation 80 Portfolio       Seeks growth of capital.
 Brighthouse/Artisan Mid Cap Value Portfolio     Seeks long-term capital growth.
 Brighthouse/Wellington Balanced Portfolio       Seeks long-term capital appreciation with
                                                 some current income.
 Brighthouse/Wellington Core Equity              Seeks to provide a growing stream of income
 Opportunities Portfolio                         over time and, secondarily, long-term capital
                                                 appreciation and current income.
 Frontier Mid Cap Growth Portfolio               Seeks maximum capital appreciation.
 Jennison Growth Portfolio                       Seeks long-term growth of capital.



Portfolio                                        Investment Adviser/Subadviser
------------------------------------------------ ---------------------------------------------
 Schroders Global Multi-Asset Portfolio          Brighthouse Investment Advisers, LLC
                                                 Subadvisers: Schroder Investment
                                                 Management North America Inc.; Schroder
                                                 Investment Management North America
                                                 Limited
 SSGA Growth and Income ETF Portfolio            Brighthouse Investment Advisers, LLC
                                                 Subadviser: SSGA Funds Management, Inc.
 SSGA Growth ETF Portfolio                       Brighthouse Investment Advisers, LLC
                                                 Subadviser: SSGA Funds Management, Inc.
 T. Rowe Price Mid Cap Growth Portfolio          Brighthouse Investment Advisers, LLC
                                                 Subadviser: T. Rowe Price Associates, Inc.
 Victory Sycamore Mid Cap Value Portfolio        Brighthouse Investment Advisers, LLC
                                                 Subadviser: Victory Capital Management Inc.
 Western Asset Management Government             Brighthouse Investment Advisers, LLC
 Income Portfolio                                Subadviser: Western Asset Management
                                                 Company
 Brighthouse Funds Trust II
 Baillie Gifford International Stock Portfolio   Brighthouse Investment Advisers, LLC
                                                 Subadviser: Baillie Gifford Overseas Limited
 BlackRock Bond Income Portfolio                 Brighthouse Investment Advisers, LLC
                                                 Subadviser: BlackRock Advisors, LLC
 BlackRock Capital Appreciation Portfolio        Brighthouse Investment Advisers, LLC
                                                 Subadviser: BlackRock Advisors, LLC
 BlackRock Ultra-Short Term Bond Portfolio       Brighthouse Investment Advisers, LLC
                                                 Subadviser: BlackRock Advisors, LLC
 Brighthouse Asset Allocation 20 Portfolio       Brighthouse Investment Advisers, LLC
 Brighthouse Asset Allocation 40 Portfolio       Brighthouse Investment Advisers, LLC
 Brighthouse Asset Allocation 60 Portfolio       Brighthouse Investment Advisers, LLC
 Brighthouse Asset Allocation 80 Portfolio       Brighthouse Investment Advisers, LLC
 Brighthouse/Artisan Mid Cap Value Portfolio     Brighthouse Investment Advisers, LLC
                                                 Subadviser: Artisan Partners Limited
                                                 Partnership
 Brighthouse/Wellington Balanced Portfolio       Brighthouse Investment Advisers, LLC
                                                 Subadviser: Wellington Management Company
                                                 LLP
 Brighthouse/Wellington Core Equity              Brighthouse Investment Advisers, LLC
 Opportunities Portfolio                         Subadviser: Wellington Management Company
                                                 LLP
 Frontier Mid Cap Growth Portfolio               Brighthouse Investment Advisers, LLC
                                                 Subadviser: Frontier Capital Management
                                                 Company, LLC
 Jennison Growth Portfolio                       Brighthouse Investment Advisers, LLC
                                                 Subadviser: Jennison Associates LLC

                                                    ---------------------------


Portfolio                                   Investment Objective
------------------------------------------- -------------------------------------------------
 Loomis Sayles Small Cap Core Portfolio     Seeks long-term capital growth from
                                            investments in common stocks or other equity
                                            securities.
 Loomis Sayles Small Cap Growth Portfolio   Seeks long-term capital growth.
 MetLife Aggregate Bond Index Portfolio     Seeks to track the performance of the
                                            Bloomberg Barclays U.S. Aggregate Bond
                                            Index.
 MetLife Mid Cap Stock Index Portfolio      Seeks to track the performance of the
                                            Standard & Poor's MidCap 400(R) Composite
                                            Stock Price Index.
 MetLife MSCI EAFE(R) Index Portfolio       Seeks to track the performance of the MSCI
                                            EAFE(R) Index.
 MetLife Russell 2000(R) Index Portfolio    Seeks to track the performance of the Russell
                                            2000(R) Index.
 MetLife Stock Index Portfolio              Seeks to track the performance of the
                                            Standard & Poor's 500(R) Composite Stock
                                            Price Index.
 MFS(R) Total Return Portfolio              Seeks a favorable total return through
                                            investment in a diversified portfolio.
 MFS(R) Value Portfolio                     Seeks capital appreciation.
 Neuberger Berman Genesis Portfolio         Seeks high total return, consisting principally
                                            of capital appreciation.
 T. Rowe Price Large Cap Growth Portfolio   Seeks long-term growth of capital.
 T. Rowe Price Small Cap Growth Portfolio   Seeks long-term capital growth.
 Western Asset Management Strategic Bond    Seeks to maximize total return consistent
 Opportunities Portfolio                    with preservation of capital.
 Western Asset Management U.S. Government   Seeks to maximize total return consistent
 Portfolio                                  with preservation of capital and maintenance
                                            of liquidity.



Portfolio                                   Investment Adviser/Subadviser
------------------------------------------- ---------------------------------------------
 Loomis Sayles Small Cap Core Portfolio     Brighthouse Investment Advisers, LLC
                                            Subadviser: Loomis, Sayles & Company, L.P.
 Loomis Sayles Small Cap Growth Portfolio   Brighthouse Investment Advisers, LLC
                                            Subadviser: Loomis, Sayles & Company, L.P.
 MetLife Aggregate Bond Index Portfolio     Brighthouse Investment Advisers, LLC
                                            Subadviser: MetLife Investment Advisors, LLC
 MetLife Mid Cap Stock Index Portfolio      Brighthouse Investment Advisers, LLC
                                            Subadviser: MetLife Investment Advisors, LLC
 MetLife MSCI EAFE(R) Index Portfolio       Brighthouse Investment Advisers, LLC
                                            Subadviser: MetLife Investment Advisors, LLC
 MetLife Russell 2000(R) Index Portfolio    Brighthouse Investment Advisers, LLC
                                            Subadviser: MetLife Investment Advisors, LLC
 MetLife Stock Index Portfolio              Brighthouse Investment Advisers, LLC
                                            Subadviser: MetLife Investment Advisors, LLC
 MFS(R) Total Return Portfolio              Brighthouse Investment Advisers, LLC
                                            Subadviser: Massachusetts Financial Services
                                            Company
 MFS(R) Value Portfolio                     Brighthouse Investment Advisers, LLC
                                            Subadviser: Massachusetts Financial Services
                                            Company
 Neuberger Berman Genesis Portfolio         Brighthouse Investment Advisers, LLC
                                            Subadviser: Neuberger Berman Investment
                                            Advisers LLC
 T. Rowe Price Large Cap Growth Portfolio   Brighthouse Investment Advisers, LLC
                                            Subadviser: T. Rowe Price Associates, Inc.
 T. Rowe Price Small Cap Growth Portfolio   Brighthouse Investment Advisers, LLC
                                            Subadviser: T. Rowe Price Associates, Inc.
 Western Asset Management Strategic Bond    Brighthouse Investment Advisers, LLC
 Opportunities Portfolio                    Subadviser: Western Asset Management
                                            Company
 Western Asset Management U.S. Government   Brighthouse Investment Advisers, LLC
 Portfolio                                  Subadviser: Western Asset Management
                                            Company


Certain Portfolios have been subject to a change. Please see Appendix D -- "Additional Information Regarding the Portfolios."



The Portfolios listed below are managed in a way that is intended to minimize volatility of returns (referred to as a "managed volatility strategy").


     (a) AB Global Dynamic Allocation Portfolio


     (b) AQR Global Risk Balanced Portfolio


     (c) BlackRock Global Tactical Strategies Portfolio


     (d) Brighthouse Balanced Plus Portfolio


     (e) Invesco Balanced-Risk Allocation Portfolio

---------------------------

     (f) JPMorgan Global Active Allocation Portfolio


     (g) MetLife Multi-Index Targeted Risk Portfolio


     (h) PanAgora Global Diversified Risk Portfolio


     (i) Schroders Global Multi-Asset Portfolio



Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors or general market conditions. Bond prices may fluctuate because they move in the opposite direction of interest rates. Foreign investing carries additional risks such as currency and market volatility. A managed volatility strategy is designed to reduce volatility of returns to the above Portfolios from investing in stocks and bonds. This strategy seeks to reduce such volatility by "smoothing" returns, which may result in an Portfolio outperforming the general securities market during periods of flat or negative market performance, and underperforming the general securities market during periods of positive market performance. This means that in periods of high market volatility, this managed volatility strategy could limit your participation in market gains; this may conflict with your investment objectives by limiting your ability to maximize potential growth of your Account Balance and, in turn, the value of any guaranteed benefit that is tied to investment performance. Other investment options may offer the potential for higher returns.




If You elect certain optional riders, you will be subject to investment allocation restrictions that include these Portfolios. This is intended in part to reduce the risk of investment losses that could require us to use our own assets to make payments in connection with the guarantees under those riders. You pay an additional fee for a guaranteed benefit which, in part, pays for protecting the rider benefit base from investment losses. Since the rider benefit base does not decrease as a result of investment losses, a managed volatility strategy might not provide meaningful additional benefit to you. Please see the Portfolio prospectuses for more information in general, as well as more information about the managed volatility strategy.




Some of the investment choices may not be available under the terms of your Deferred Annuity. Your Contract or other correspondence we provide You will indicate the Divisions that are available to You. The BlackRock Ultra-Short Term Bond Division is only available in the C Class Deferred Annuity purchased after April 30, 2003, and Deferred Annuities issued in New York State and Washington State with the GMIB I, the GMIB II, the GMIB Plus I, the GMIB Plus II, the GWB I, the Enhanced GWB, the LWG I, the LWG II or the EDB I. Your investment choices may be limited because:


- We have restricted the available Divisions.


- Some of the Divisions are not approved in your state.


- Your employer, association or other group Contract Owner limits the available Divisions.



Investment Choices Which Are Fund of Funds


The following portfolios available within Brighthouse Trust I and Brighthouse Trust II are "fund of funds":


American Funds(R) Balanced Allocation Portfolio

American Funds(R) Growth Allocation Portfolio
American Funds(R) Moderate Allocation Portfolio
BlackRock Global Tactical Strategies Portfolio
Brighthouse Asset Allocation 20 Portfolio
Brighthouse Asset Allocation 40 Portfolio
Brighthouse Asset Allocation 60 Portfolio

                                                    ---------------------------

Brighthouse Asset Allocation 80 Portfolio
Brighthouse Asset Allocation 100 Portfolio
Brighthouse Balanced Plus Portfolio
MetLife Multi-Index Targeted Risk Portfolio
SSGA Growth ETF Portfolio
SSGA Growth and Income ETF Portfolio



"Fund of funds" Portfolios invest substantially all of their assets in other portfolios or, with respect to the SSGA Growth ETF Portfolio and the SSGA Growth and Income ETF Portfolio, other exchange-traded funds ("Underlying ETFs"). Therefore, each of these Portfolios will bear its pro rata share of the fees and expenses incurred by the underlying portfolios or Underlying ETFs in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the fund of funds Portfolios. The expense levels will vary over time, depending on the mix of underlying portfolios or Underlying ETFs in which the fund of funds Portfolio invests. You may be able to realize lower aggregate expenses by investing directly in the underlying portfolios and Underlying ETFs instead of investing in the fund of funds Portfolios, if such underlying portfolios or Underlying ETFs are available under the Contract. However, no Underlying ETFs and only some of the underlying portfolios are available under the Contract.



Investment Allocation Restrictions For Certain Optional Benefits


If You elect the -LWG II, the GMIB Plus II or the EDB I, You must comply with certain investment allocation restrictions. Specifically, You must allocate according to either Option (A) or Option (B) (the "Option (B) Allocation Restrictions") below. The Enhanced Dollar Cost Averaging Program is available in either Option (A) or Option (B). Only certain of the automated investment strategies are available under Option (A) and Option (B). (See "Optional Automated Investment Strategies and Optional Enhanced Dollar Cost Averaging Program" in this section and the charts titled "Enhanced Dollar Cost Averaging ("EDCA") Program and Automated Investment Strategies").



(A) You must allocate:


  o 100% of your purchase payments or Account Balance among the AB Global Dynamic Allocation Division, American Funds(R) Balanced Allocation Division, American Funds(R) Moderate Allocation Division, AQR Global Risk Balanced Division, BlackRock Global Tactical Strategies Division, Brighthouse Asset Allocation 20 Division, Brighthouse Asset Allocation 40 Division, Brighthouse Asset Allocation 60 Division, Brighthouse Balanced Plus Division, Invesco Balanced-Risk Allocation Division, JPMorgan Global Active Allocation Division, MetLife Multi-Index Targeted Risk Division, PanAgora Global Diversified Risk Division, Schroders Global Multi-Asset Division, SSGA Growth and Income ETF Division, and/or the Fixed Account and the BlackRock Ultra-Short Term Bond Division (where available). (You may also allocate purchase payments to the EDCA program, provided that your destination portfolios are one or more of the above listed Divisions; You may not allocate purchase payments to an automated investment strategy.)


     OR



(B) You must allocate:


  o at least 30% of purchase payments or Account Balance to Platform 1 investment choices and/or to the Fixed Account and the BlackRock Ultra-Short Term Bond Division (where available);


     o up to 70% of purchase payments or Account Balance to Platform 2 investment choices;


     o up to 15% of purchase payments or Account Balance to Platform 3 investment choices; and

---------------------------

     o up to 15% of purchase payments or Account Balance to Platform 4 investment choices.



Subsequent Purchase Payments


Subsequent purchase payments must be allocated in accordance with the above limitations. When allocating according to Option (B) above, it is important to remember that the entire Account Balance will be immediately reallocated according to any new allocation instructions that accompany a subsequent purchase payment if the new allocation instructions differ from those previously received on the Contract. Allocating according to Option (B) does not permit You to specify different allocations for individual purchase payments. Due to the rebalancing and reallocation requirements of Option (B), the entire Account Balance will be immediately allocated according to the most recently provided allocation instructions.



Restrictions on Investment Allocations and Subsequent Purchase Payments after the Optional Benefit Terminates


If the GMIB Plus II or GMIB Plus I optional benefit terminates or if you elected both the GMIB Plus II and the EDB I and they both terminate, the restrictions on investment allocations and subsequent purchase payments will no longer apply. However, if you elected both the GMIB Plus II and the EDB I options, and only the GMIB Plus II has terminated, the restrictions on subsequent purchase payments will continue to apply.



EXAMPLE:

Your Account Balance is $100,000 and You have allocated 70% to the American Funds(R) Growth Division and 30% to the PIMCO Total Return Division using Option (B). You make a subsequent purchase payment of $5,000 and provide instructions to allocate that payment 100% to the BlackRock Bond Income Division. As a result, your entire Account Balance of $105,000 will then be reallocated to the BlackRock Bond Income Division.



The investment choices in each platform are as follows:




 Platform 1
-------------
              American Funds Bond
              BlackRock Bond Income
              Brighthouse/Franklin Low Duration Total
              Return
              MetLife Aggregate Bond Index
              PIMCO Inflation Protection Bond
              PIMCO Total Return
              Western Asset Management(R) Government
              Income
              Western Asset Management U.S. Government
 Platform 2
-------------
              AllianceBernstein Global Dynamic Allocation   Jennison Growth
              American Funds Growth                         JPMorgan Global Active Allocation
              American Funds Growth-Income                  Loomis Sayles Global Allocation
              AQR Global Risk Balanced                      MetLife Multi-Index Targeted Risk
              Baillie Gifford International Stock           MetLife MSCI EAFE(R) Index
              BlackRock Capital Appreciation                MetLife Stock Index
              BlackRock Global Tactical Strategies          MFS(R) Research International
              Brighthouse Asset Allocation 100              MFS(R) Total Return

                                                    ---------------------------



              Brighthouse Balanced Plus                    MFS(R) Value
              Brighthouse/Wellington Balanced              Oppenheimer Global Equity
              Brighthouse/Wellington Core Equity           PanAgora Global Diversified Risk
              Opportunities
              Brighthouse/Wellington Large Cap Research    Schroders Global Multi-Asset
              ClearBridge Aggressive Growth                T. Rowe Price Large Cap Growth
              Harris Oakmark International                 Western Asset Management Strategic
              Invesco Balanced-Risk Allocation             Bond Opportunities


 Platform 3
-------------
              Brighthouse/Artisan Mid Cap Value
              Frontier Mid Cap Growth
              MetLife Mid Cap Stock Index
              Morgan Stanley Discovery
              T. Rowe Price Mid Cap Growth
              Victory Sycamore Mid Cap Value

 Platform 4
-------------
              American Funds Global Small Capitalization
              Clarion Global Real Estate
              Invesco Small Cap Growth
              Loomis Sayles Small Cap Core
              Loomis Sayles Small Cap Growth
              MetLife Russell 2000(R) Index
              Neuberger Berman Genesis
              T. Rowe Price Small Cap Growth



For Contracts for which applications and necessary information were received at your Administrative Office prior to May 4, 2009, the following Divisions are also available under Option (A): American Funds(R) Growth Allocation Division, Brighthouse Asset Allocation 80 Division, and SSGA Growth ETF Division. In addition, the following investment allocation restrictions apply under Option
(B): You must allocate at least 15% of purchase payments or Account Balance to Platform 1 investment choices and/or the Fixed Account and the BlackRock Ultra-Short Term Bond Division (where available) and You may allocate up to 85% of purchase payments or Account Balance to Platform 2 investment choices (the percentages for Platforms 3 and 4 are the same as those listed above).



Restrictions on Subsequent Purchase Payments -- GMIB I, GMIB Plus I, GMIB Plus II, GWB I, Enhanced GWB, LWG I, LWG II, GMAB and EDB I


Current Restrictions on Subsequent Purchase Payments. If applicable in your state and except as noted below, until further notice we will not accept subsequent purchase payments from You after the close of the Exchange on August 17, 2012 if your Contract was issued with one or more of the following optional benefits: GMIB I, GMIB Plus I, GMIB Plus II, GWB I, Enhanced GWB, LWG I, LWG II, GMAB and EDB I. You still will be permitted to transfer your Account Balance among the Portfolios available with your Contract and optional benefit. If subsequent purchase payments will be permitted in the future, we will notify You in writing, in advance of the date the restriction will end.

---------------------------

We will permit You to make a subsequent purchase payment when either of the following conditions apply to your Contract: (a) your Account Balance is below the minimum described in the "When We Can Cancel Your Deferred Annuity" section of the prospectus; or (b) the optional benefit charge is greater than your Account Balance.



In addition, for Traditional IRA, Roth IRA, SEP and SIMPLE Contracts (including annuity contracts held under custodial IRAs), we will permit subsequent purchase payments up to your applicable annual IRS limits, provided the subsequent purchase payment is not in the form of a transfer or rollover from another tax-qualified plan or tax-qualified investment.



If your Contract was issued in one of the following states, this restriction does NOT apply and You may continue to make subsequent purchase payments at this time: Connecticut, Florida, Massachusetts, Maryland, Minnesota, New Jersey, New York, -Oregon, Pennsylvania, Texas, Utah, or Washington.



OPTIONAL ENHANCED DOLLAR COST AVERAGING PROGRAM AND AUTOMATED INVESTMENT STRATEGIES. The Enhanced Dollar Cost Averaging Program is available in either Option (A) or Option (B). If You choose to allocate according to Option (B) above, and You choose to allocate a purchase payment to the Enhanced Dollar Cost Averaging Program, You must allocate the entire purchase payment to that program. Any transfer from an Enhanced Dollar Cost Averaging Program balance must be allocated in accordance with the limitations described above. In addition, if You made previous purchase payments before allocating a purchase payment to the Enhanced Dollar Cost Averaging Program, all transfers from the Enhanced Dollar Cost Averaging Program balance must be allocated to the same Divisions as your most recent allocations for purchase payments. The Rebalancer is available in Option (A). Only the Conservative and Conservative to Moderate Models of Index Selector are available in Option (A). Index Selector is not available if You choose Option (B).



Your purchase payments and transfer requests must be allocated in accordance with the above limitations. We will reject any purchase payments or transfer requests that do not comply with the above limitations.



We determine whether an investment choice is classified as Platform 1, Platform 2, Platform 3 or Platform 4. We may determine or change the classification of an investment choice in the event that an investment choice is added, deleted, substituted, merged or otherwise reorganized. You will not be required to reallocate purchase payments or Account Balance that You allocated to an investment choice before we changed its classification, unless You make a new purchase payment or request a transfer among investment choices (other than pursuant to rebalancing and an Enhanced Dollar Cost Averaging Program in existence at the time the classification of the investment choice changed). If You make a new purchase payment or request a transfer among investment choices, You will be required to take the new classification into account in the allocation of your entire Account Balance. We will provide You with prior written notice of any changes in classification of investment choices.



REBALANCING. If You choose to allocate according to Option (B) above, we will rebalance your Account Balance on a quarterly basis based on your most recent allocation of purchase payments that complies with the allocation limitations described above. We will also rebalance your Account Balance when we receive a subsequent purchase payment that is accompanied by new allocation instructions (in addition to the quarterly rebalancing). We will first rebalance your Account Balance on the date that is three months from the optional benefit issue date; provided however, if a quarterly rebalancing date occurs on the 29th, 30th or 31st of a month, we will instead rebalance on the first day of the following month. We will subsequently rebalance your Account Balance on each quarter thereafter on the same day. In addition, if a quarterly rebalancing date is not a business day, the reallocation will occur on the next business day. Withdrawals from the Contract will not result in rebalancing on the date of withdrawal. The rebalancing requirement described above does not apply if You choose to allocate according to Option (A) above.

                                                    ---------------------------

CHANGING ALLOCATION INSTRUCTIONS. You may change your purchase payment allocation instructions under Option (B) at anytime by providing notice to us at your Administrative Office, or any other method acceptable to us, provided that such instructions comply with the allocation limits described above. If You provide new allocation instructions for purchase payments and if these instructions conform to the allocation limits described under Option (B) above, then we will rebalance in accordance with the revised allocation instructions. Any future purchase payment, Enhanced Dollar Cost Averaging Program balance transfer and quarterly rebalancing allocations will be automatically updated in accordance with these new instructions.



TRANSFERS. Please note that any transfer request must result in an Account Balance that meets the allocation limits described above. Any transfer request will not cause your allocation instructions to change unless You provide us with separate instructions at the time of transfer.



ADDITIONAL INFORMATION. - -The Divisions buy and sell shares of corresponding mutual fund portfolios. These Portfolios, which are part of either Brighthouse Trust I, Brighthouse Trust II, or the American Funds(R), invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and are reinvested. Therefore, no dividends are distributed to You under the Deferred Annuities. You pay no transaction expenses (i.e., front-end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of Brighthouse Trust I, Brighthouse Trust II, and the American Funds(R) are made available only through various insurance company annuities and life insurance policies.



Brighthouse Trust I, Brighthouse Trust II, and the American Funds(R) are each "series" type funds registered with the Securities and Exchange Commission as an "open-end management investment company" under the 1940 Act. A "series" fund means that each Portfolio is one of several available through the fund.



The Portfolios of Brighthouse Trust I and Brighthouse Trust II pay Brighthouse Advisers, LLC a monthly fee for its services as their investment manager. The Portfolios of the American Funds(R) pay Capital Research and Management Company a monthly fee for its services as their investment manager. These fees, as well as the operating expenses paid by each Portfolio, are described in the applicable prospectus and SAI for Brighthouse Trust I, Brighthouse Trust II, and the American Funds(R).



CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE PORTFOLIOS. An investment manager or sub-investment manager of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Deferred Annuities and, in the Company's role as an intermediary, with respect to the Portfolios. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Contract Owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolios' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolios attributable to the Deferred Annuities and certain other variable insurance products that we and our affiliates issue. These percentages differ and some investment managers or sub-investment managers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.



Additionally, an investment manager or sub-investment manager of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment managers or sub-investment manager (or its affiliate) with increased access to persons involved in the distribution of the Contracts.

---------------------------


On August 4, 2017, Metlife, Inc. completed the separation of Brighthouse Financial, Inc. and its subsidiaries ("Brighthouse") where Metlife, Inc. retained an ownership interest of 19.2% non-voting common stock outstanding of Brighthouse Financial, Inc. Brighthouse subsidiaries include Brighthouse Investment Advisers, LLC, which serves as the investment adviser for the Brighthouse Funds Trust I and Brighthouse Funds Trust II. We and Our affiliated companies have entered into agreements with Brighthouse Investment Advisers, LLC, Brighthouse Funds Trust I and Brighthouse Funds Trust II whereby We receive payments for certain administrative, marketing and support services described in the previous paragraphs. Currently, the Portfolios in Brighthouse Funds Trust I and Brighthouse Funds Trust II are only available in variable annuity contracts and variable life insurance policies issued by Metropolitan Life Insurance Company and its affiliates, as well as Brighthouse Life Insurance Company and its affiliates. As of December 31, 2018, approximately 91% of Portfolio assets held in Separate Accounts of Metropolitan Life Insurance Company and its affiliates were allocated to Portfolios in Brighthouse Funds Trust I and Brighthouse Funds Trust II. Should we or Brighthouse Investment Advisers, LLC decide to terminate the agreements, we would be required to find alternative Portfolios which could have higher or lower costs to the Contract Owner. In addition, the amount of payments we receive could cease or be substantially reduced which may have a material impact on our financial statements.




Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the 1940 Act. A Portfolio's 12b-1 Plan, if any, is described in more detail in the prospectuses for the Portfolios. See the "Table of Expenses" and "Who Sells the Deferred Annuities". Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under a Portfolio's 12b-1 Plan decrease the Portfolios' investment returns.



PORTFOLIO SELECTION. We select the Portfolios offered through this Contract based on a number of criteria, including asset class coverage, the strength of the investment manager's or sub-investment manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolios' investment manager or sub-investment manager is one of our affiliates or whether the Portfolio, its investment manager, its sub-investment manager(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new purchase payments and/or transfers of Account Balance if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Contract Owners. In some cases, we have included Portfolios based on recommendations made by selling firms. These selling firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of Account Balance to such Portfolios.



WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE ACCOUNT BALANCE OF YOUR DEFERRED ANNUITY RESULTING FROM THE PERFORMANCE OF THE PORTFOLIO YOU HAVE CHOSEN.

                                                    ---------------------------

DEFERRED ANNUITIES


This Prospectus describes the following Deferred Annuities under which You can accumulate money:


     -  Non-Qualified



     -  Traditional IRAs (Individual Retirement Annuities)



     -  Roth IRAs (Roth Individual Retirement Annuities)



     -  SEPs (Simplified Employee Pensions)*



     - SIMPLE IRAs (Savings Incentive Match Plan for Employees Individual Retirement Annuities)*


  * Only available in certain states and for new participants where the employer has previously purchased this Deferred Annuity. We will continue to accept additional purchase payments from participants who presently have this Contract.



The Deferred Annuity and Your Retirement Plan



I f You participate through a retirement plan or other group arrangement, the
Deferred Annuity may provide that   all or some of your rights or choices as
described in this Prospectus are subject to the plan's terms. For example, limitations on your rights may apply to investment choices, purchase payments, withdrawals, transfers, the death benefit and pay-out options. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any amounts. We are not a party to your employer's retirement plan. We will not be responsible for determining what your plan says. You should consult your Deferred Annuity Contract and plan document to see how You may be affected.


Optional Automated Investment Strategies and Optional Enhanced Dollar Cost

Averaging Program


T here are four optional automated investment strategies and an optional
Enhanced Dollar Cost Averaging   Program available to You. We created these
investment strategies and program to help You manage your money. You decide if one is appropriate for You, based upon your risk tolerance and savings goals. Also, the strategies and program were designed to help You take advantage of the tax deferred status of a Non-Qualified annuity. The Enhanced Dollar Cost Averaging Program is not available to the Bonus and the C Class Deferred Annuities or to purchase payments which consist of money exchanged from other MetLife or its affiliates' annuities. The Index Selector(R) is not available if You purchase the GMIB Plus I, the LWG I, the GMAB or choose Option (B) of the Investment Allocation Restrictions for the EDB I, GMIB Plus II or the LWG II. The Moderate to Aggressive and Aggressive Models are not available with the EDB I, the GMIB Plus II or the LWG II. The Equity Generator(R) and the AllocatorSM are not available in the C Class Deferred Annuity purchased after April 30, 2003, the Deferred Annuity issued in New York State and Washington State with the GMIB I, GMIB II, the GWB I, the Enhanced GWB or the LWG I or if You purchase the GMIB Plus I, the GMAB, the GMIB Plus II, LWG II, or the EDB I. The Rebalancer(R) is not available with the GMAB or if You have chosen Option (B) of the Investment Allocation Restrictions for the EDB I, the GMIB Plus II or the LWG II. The automated investment strategies and the Enhanced Dollar Cost

---------------------------

Averaging Program are available to You without any additional charges. As with any investment program, none of them can guarantee a gain -- You can lose money. We may modify or terminate any of the strategies at any time. You may have only one strategy in effect at a time. You may have the Enhanced Dollar Cost Averaging Program and either the Index Selector(R) or the Rebalancer(R) in effect at the same time, but You may not have the Enhanced Dollar Cost Averaging Program in effect at the same time as the Equity Generator(R) or the Allocator.SM



If You make a subsequent purchase payment while The Equity Generator(R), The AllocatorSM or the Enhanced Dollar Cost Averaging program is in effect, we will not allocate the subsequent purchase payment to The Equity Generator(R), The AllocatorSM or the Enhanced Dollar Cost Averaging program unless You tell us to do so. Instead, unless You previously provided different allocation instructions for future purchase payments or provide new allocation instructions with the payment, we will allocate the subsequent purchase payment directly to the same destination Divisions You selected under The Equity Generator(R), The AllocatorSM or the Enhanced Dollar Cost Averaging program. Any purchase payments received after The Equity Generator(R), The AllocatorSM or Enhanced Dollar Cost Averaging program has ended will be allocated as described in "Purchase Payments -- Allocation of Purchase Payments."



ENHANCED DOLLAR COST AVERAGING PROGRAM: Each month, for a specified period, for example three, six or twelve months, a portion of a specified dollar amount of a purchase payment that You have agreed to allocate to the Enhanced Dollar Cost Averaging Program will be transferred from the program to any of the Divisions You choose, unless your destination Division is restricted because You have elected certain optional benefits or the Index Selector(R). While amounts are in the program, we may credit them with a higher rate than that declared for the Fixed Account in general. (Amounts in the Enhanced Dollar Cost Averaging Program are in our Fixed Account. For convenience, we may refer to it as "the program" or the "Enhanced Dollar Cost Averaging Program balance" to avoid confusion with the Fixed Account in general.) The transferred amount will be equal to the amount allocated to the program divided by the number of months in the program. The interest attributable to your Enhanced Dollar Cost Averaging Program is transferred separately in the month after the last scheduled payment. Transfers from the Enhanced Dollar Cost Averaging Program to the Separate Account begin on any day we receive your payment and the Exchange is open, other than the 29th, 30th or 31st of the month. If purchase payments are received on those days, transfers begin on the first day of the next month. Subsequent transfers will be made on the same day in succeeding months. If the scheduled transfer date occurs on a date the Exchange is not open, the transfer will be deducted from the Enhanced Dollar Cost Averaging Program on the selected day but will be applied to the Divisions on the next day the Exchange is open. Enhanced Dollar Cost Averaging Program interest will not be credited on the transferred amount between the selected day and the next day the Exchange is open. Transfers are made on a first-in-first-out basis.



If a subsequent purchase payment is allocated to the program, that subsequent payment will receive the enhanced program interest rate in effect on that date. The allocation of a subsequent purchase payment to the program increases the dollar amount transferred each month. We determine the increase in your monthly dollar amount by dividing your new allocation by the number of months in the program You chose. Your existing monthly transfer amount is then increased by this additional amount to determine the total new dollar amount to be transferred each month. Then, the time period for the transfer of a specific purchase payment and interest attributable to that purchase payment will be accelerated. Your Enhanced Dollar Cost Averaging Program will terminate on the date of the last transfer.



If You cancel your participation in the Enhanced Dollar Cost Averaging Program, or upon notice of your death, your participation in the Enhanced Dollar Cost Averaging Program will be terminated and any remaining dollar amounts will be transferred to the default funding options in accordance with the percentages you have chosen for the

                                                    ---------------------------

Enhanced Dollar Cost Averaging program unless You have instructed Us otherwise. -For Contracts issued prior to November 1, 2005, any remaining dollar amounts will be transferred to the Fixed Account. We may impose minimum purchase payments and other restrictions to utilize this program.



The Enhanced Dollar Cost Averaging Program is not available in Oregon.



Upon notice of death, your participation in the Equity Generator or the Allocator is terminated.



                                    EXAMPLE:



                                                                                                           Amount
                                                                                                      Transferred from
                                                                                      EDCA 6-Month       EDCA Fixed
                                                                                        Program      Account to Selected
                                                                Date      Amount     Interest Rate       Division(s)
                                                               ------ ------------- --------------- --------------------
      Enhanced Dollar Cost Averaging Program ("EDCA") 6-Month
   A  Program Initial purchase payment                          5/1    $ 12,000*    3.00%             $   2,000*
   B                                                            6/1                                   $   2,000
   C                                                            7/1                                   $   2,000
      EDCA 6-Month Program
   D  Subsequent purchase payment                               8/1    $ 18,000**   3.00%             $   5,000**
   E                                                            9/1                                   $   5,000
   F                                                           10/1                                   $   5,000
   G                                                           11/1                                   $   5,000
   H                                                           12/1                                  $ 4,173.97


  *   $2,000/month to be transferred from first purchase payment of $12,000 divided by 6 months.


  **   Additional $3,000/month to be transferred from subsequent purchase payment of $18,000 divided by 6 months. Amounts transferred are from the oldest purchase payment and its interest, and so forth, until the EDCA balance is exhausted.



The example is hypothetical and is not based upon actual previous or current rates.




Optional Automated Investment Strategies


THE EQUITY GENERATOR(R): An amount equal to the interest earned in the Fixed Account is transferred on the day of the month that is the same as the Contract Anniversary date (e.g., the 10th, 11th, etc.), to any one Division, based on your selection. If the Contract Anniversary day is the 29th, 30th or 31st of the month, transfers are made on the first day of the next month. If the scheduled transfer date occurs on a date the Exchange is closed, the transfer will be made on the next date the Exchange is open. If your Account Balance in the Fixed Account at the time of a scheduled transfer is zero, this strategy is automatically discontinued.



THE REBALANCER(R): You select a specific asset allocation for your entire Account Balance from among the Investment Divisions and the Fixed Account, if available. Every three months, on the day of the month that is the same as the Contract Anniversary date (e.g., the 10th, 11th, etc.), we transfer amounts among these options to bring the percentage of your Account Balance in each option back to your original allocation. If the Contract Anniversary day is the 29th, 30th or 31st of the month, transfers are made on the first day of the next month. If the

---------------------------

scheduled transfer date occurs on a date the Exchange is closed, the transfer will be made on the next date the Exchange is open. You may utilize the Rebalancer with the Enhanced Dollar Cost Averaging Program, provided that 100% of your Account Balance (other than amounts in the Enhanced Dollar Cost Averaging Program) is allocated to this strategy.



THE INDEX SELECTOR(R): You may select one of five asset allocation models (the Conservative Model, the Conservative to Moderate Model, the Moderate Model, the Moderate to Aggressive Model and the Aggressive Model) which are designed to correlate to various risk tolerance levels. Based on the model You choose, your entire Account -Balance is divided among the MetLife Aggregate Bond Index, MetLife MSCI EAFE(R) Index, MetLife Mid Cap Stock Index, MetLife Russell 2000(R) Index, and MetLife Stock Index Divisions and the Fixed Account (or the BlackRock Ultra-Short Term Bond Division in lieu of the Fixed Account for the C Class Deferred Annuities, a Deferred Annuity issued in New York State and Washington State with GMIB I, GMIB II, GWB I, Enhanced GWB or the LWG I). Every three months, on the day of the month that is the same as the Contract Anniversary date (e.g., the 10th, 11th, etc.), the percentage in each of these Divisions and the Fixed Account (or the BlackRock Ultra-Short Term Bond Division) is brought back to the selected model percentage by transferring amounts among the Divisions and the Fixed Account. If the Contract Anniversary day is the 29th, 30th or 31st of the month, transfers are made on the first day of the next month. If the scheduled transfer date occurs on a date the Exchange is closed, the transfer will be made on the next date the Exchange is open.



You may participate in the Enhanced Dollar Cost Averaging Program if You choose the Index Selector, as long as your destination Divisions are those in the Index Selector model You have selected.



If You utilize the Index Selector strategy, 100% of your initial and future purchase payments (other than amounts in the Enhanced Dollar Cost Averaging Program) must be allocated to the asset allocation model You choose. Any allocation to a Division not utilized in the asset allocation model You choose (other than amounts in the Enhanced Dollar Cost Averaging Program) will immediately terminate the Index Selector strategy.



We will continue to implement the Index Selector strategy using the percentage allocations of the model that were in effect when You elected the Index Selector strategy. You should consider whether it is appropriate for You to continue this strategy over time if your risk tolerance, time horizon or financial situation changes. This strategy may experience more volatility than our other strategies. We provide the elements to formulate the models. We may rely on a third party for its expertise in creating appropriate allocations.



The asset allocation models used in the Index Selector strategy may change from time to time. If You are interested in an updated model, please contact your sales representative.



You may choose another Index Selector strategy or terminate your Index Selector strategy at any time. If You choose another Index Selector strategy, You must select from the asset allocation models available at that time. After termination, if You then wish to again select the Index Selector strategy, You must select from the asset allocation models available at that time.



THE ALLOCATORSM: Each month a dollar amount You choose is transferred from the Fixed Account to any of the Divisions You choose. You select the day of the month (other than the 29th, 30th or 31st of the month) and the number of months over which the transfers will occur. If the scheduled transfer date occurs on a date the Exchange is closed, the transfer will be made on the next date the Exchange is open. A minimum periodic transfer of $50 is required. Once your Account Balance in the Fixed Account is exhausted, this strategy is automatically discontinued.

                                                    ---------------------------

The Allocator, Equity Generator and the Enhanced Dollar Cost Averaging Program are dollar cost averaging strategies. Dollar cost averaging involves investing at regular intervals of time. Since this involves continuously investing regardless of fluctuating prices, You should consider whether You can continue the strategy through periods of fluctuating prices.



We will terminate all transactions under any automated investment strategy upon notification of your death.



The chart below summarizes the availability of the Enhanced Dollar Cost Averaging Program and the automated investment strategies:



     Enhanced Dollar Cost Averaging Program ("EDCA") and Automated Investment Strategies



                                                      B Class    Bonus Class   C Class    L Class
                                                   ------------ ------------- --------- -----------
   a. Enhanced Dollar Cost Averaging Program            Yes           No          No        Yes
     ("EDCA")
   May not be used with purchase payments which consist of money from other MetLife or its affiliates' variable annuities. Restrictions apply to
   destination Investment Divisions with any living benefit (except for the GMIB I, GMIB II, GWB and
Enhanced GWB), the EDB I and the Index
   Selector.
   b. Choice of one Automated Investment Strategy
     1. Equity Generator                                Yes          Yes          No        Yes
                                                     (but not                             (but not
                                                    with EDCA)                           with EDCA)

   Not available in Contracts issued in New York State and Washington State with any living benefit or EDB I.
     2. Rebalancer                                      Yes          Yes         Yes        Yes

   Not available with GMAB or the Option (B) Investment Allocation Restrictions.
     3. Index Selector                                  Yes          Yes         Yes        Yes

   Not available with GMIB Plus I, the LWG I, the GMAB or the Option (B) Investment Allocation
Restrictions; Moderate to Aggressive and
   Aggressive Models not available with the EDB I, the GMIB Plus II or the LWG II
     4. Allocator                                       Yes          Yes          No        Yes
                                                     (but not                             (but not
                                                    with EDCA)                           with EDCA)

   Not available in Contracts issued in New York State and Washington State with any living benefit or EDB I.


Purchase Payments



W e reserve the right to reject any purchase payment.


A purchase payment is the money You give us to invest in the Deferred Annuity. The initial purchase payment is due on the date the Deferred Annuity is issued. You may also be permitted to make subsequent purchase payments. Initial and subsequent purchase payments are subject to certain requirements. These requirements are explained below. We may restrict your ability to make subsequent purchase payments. The manner in which subsequent purchase payments may be restricted is discussed below.



GENERAL REQUIREMENTS FOR PURCHASE PAYMENTS. The following requirements apply to initial and subsequent purchase payments.

---------------------------

- The B Class minimum initial purchase payment is $5,000 for the Non-Qualified Deferred Annuity -and $2,000 for the Traditional IRA, Roth IRA, SEP and SIMPLE IRA Deferred Annuities.


- The minimum initial purchase payment through debit authorization for the B Class Non-Qualified Deferred Annuity is $500.


- The minimum initial purchase payment through debit authorization for the B Class Traditional IRA , Roth IRA, SEP and SIMPLE IRA Deferred Annuities is $100.


- The Bonus Class Deferred Annuity minimum initial purchase payment $10,000.


- The C Class and L Class minimum initial purchase payment is $25,000.


- We reserve the right to accept amounts transferred from other annuity contracts that meet the initial minimum purchase payment requirement at the time of the transfer request, but, at the time of receipt in Good Order, do not meet such requirement because of loss in market value.


- If You are purchasing the Deferred Annuity as the Beneficiary of a deceased person's IRA, purchase payments must consist of monies which are direct transfers (as defined under the tax law) from other IRA contracts in the name of the same decedent.


- You may continue to make purchase payments while You receive Systematic Withdrawal Program payments (described later in this Prospectus) unless your purchase payments are made through debit authorization.


- The minimum subsequent purchase payment for all Deferred Annuities is $500, except for debit authorizations, where the minimum subsequent purchase payment is $100, or any amount we are required to accept under applicable tax law.


- We will also accept at least once every 24 months any otherwise allowable contribution to your Traditional IRA or Roth IRA provided it is at least $50.


- SEP and SIMPLE IRA Deferred Annuities are issued on an individual basis, however, purchase payments are generally forwarded to us on a collective ("group") basis by the employer, either directly or automatically. If purchase payments are made on this type of "group" basis by the employer for SEP and SIMPLE IRA Deferred Annuities, the "group" needs only to satisfy the minimum subsequent purchase payment amounts based upon the number of persons in the "group".


- We will issue the B, C -or L Class Deferred Annuity to You before your 86th birthday. We will issue the Bonus Class Deferred Annuity to You before your 81st birthday. We will accept your purchase payments up to your 91st birthday (89 in Massachusetts for the B and Bonus Class).



The chart below summarizes the minimum initial and subsequent purchase payments for each Contract class:

                                                    ---------------------------


                                       B Class       Bonus Class   C Class    L Class
                                 ------------------ ------------- --------- ----------
   Initial Purchase Payment      $  5,000           $10,000       $25,000   $25,000
                                     ($2,000:
                                 Traditional IRA
                                  and Roth IRA,
                                     SEP and
                                   SIMPLE IRA)
   Subsequent Purchase Payment   $    500           $   500       $   500   $   500
                                            (or any amount we are required to
                                             accept under applicable tax law)
   Debit Authorizations
     Initial                     $    500           $10,000       $25,000   $25,000
                                      ($100:
                                 Traditional IRA
                                     and Roth
                                   IRA, SEP and
                                   SIMPLE IRA)

     Subsequent                  $    100           $   100       $   100   $   100

                                            (or any amount we are required to
                                             accept under applicable tax law)


RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS. We may restrict your ability to make subsequent purchase payments. We will notify You in advance if we impose restrictions on subsequent purchase payments. You and your financial representative should carefully consider whether our ability to restrict subsequent purchase payments is consistent with your investment objectives.


     o Purchase payments may be limited by Federal tax laws or regulatory requirements.


     o The maximum total purchase payments for the Contract is $1,000,000 without prior approval.


  o We reserve the right to restrict purchase payments to the Fixed Account, if available, and the Enhanced Dollar Cost Averaging Program if (1) the interest rate we credit in the Fixed Account is equal to the guaranteed minimum rate as stated in your Deferred Annuity; or (2) your Account Balance and Enhanced Dollar Cost Averaging Program balance is equal to or exceeds our maximum for Fixed Account allocations (e.g., $1,000,000).


  o We reserve the right to reject any purchase payment and to limit future purchase payments. This means that we may restrict your ability to make subsequent purchase payments for any reason, subject to applicable requirements in your state. We may make certain exceptions to restrictions on subsequent purchase payments in accordance with our established administrative procedures.

---------------------------

  o Certain optional benefits have current restrictions on subsequent purchase payments that are described in more detail above. For more information, see "Restrictions on Subsequent Purchase Payments -- GMIB I, GMIB Plus I, GMIB Plus II, GWB I, Enhanced GWB, LWG I, LWG II, GMAB and EDB I."



Allocation of Purchase Payments


You decide how your money is allocated among the Fixed Account, if available, the Enhanced Dollar Cost Averaging (EDCA) Program, if available, The Equity Generator(R) and The AllocatorSM, if available, and the Investment Divisions. If You make a subsequent purchase payment while The Equity Generator(R), and The AllocatorSM or the Enhanced Dollar Cost Averaging program is in effect, we will not allocate the subsequent purchase payment to The Equity Generator(R) and The AllocatorSM or the Enhanced Dollar Cost Averaging program unless You tell us to do so. Instead, unless You give us other instructions, we will allocate the additional purchase payment directly to the same destination Divisions You selected under the Enhanced Dollar Cost Averaging program, the Equity Generator(R) or The AllocatorSM, (see "Deferred Annuities -- Optional Automated Investment Strategies and Optional Enhanced Dollar Cost Averaging Programs.") You may not choose more than 18 funding choices at the time your initial purchase payment is allocated among the funding choices. You can change your allocations for future purchase payments. We will make allocation changes when we receive your request for a change. Unless we have a record of your request to allocate future purchase payments to more than 18 funding choices, You may not choose more than 18 funding choices at the time your subsequent purchase payment is allocated among the funding choices. You may also specify an effective date for the change as long as it is within 30 days after we receive the request. See "Your Investment Choices -- Investment Allocation Restrictions For Certain Optional Benefits", "The EDB I", "Guaranteed Income Benefits" and "Guaranteed Withdrawal Benefits" for allocation restrictions if You elect certain optional benefits.



Debit Authorizations


You may elect to have purchase payments made automatically. With this payment method, your bank deducts money from your bank account and makes the purchase payment for You.



The Value of Your Investment



A ccumulation Units are credited to You when You make purchase payments or
transfers into a Division. When    You withdraw or transfer money from a
Division (as well as when we apply the Annual Contract Fee and, if selected, the charges for the EDB I or any of the optional Living Benefits), Accumulation Units are liquidated. We determine the number of Accumulation Units by dividing the amount of your purchase payment, transfer or withdrawal by the Accumulation Unit Value on the date of the transaction.



This is how we calculate the Accumulation Unit Value for each Division:


- First, we determine the change in investment performance (including any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;


- Next, we subtract the daily equivalent of the Separate Account charge (for the class of the Deferred Annuity You have chosen, including any optional benefits where the charge is assessed on the Separate Account) for each day since the last Accumulation Unit Value was calculated; and

                                                    ---------------------------

- Finally, we multiply the previous Accumulation Unit Value by this result.



     Examples

     Calculating the Number of Accumulation Units


     Assume You make a purchase payment of $500 into one Division and that Division's Accumulation Unit Value is currently $10.00. You would be credited with 50 Accumulation Units.



$500
------ =   50 Accumulation Units
$10


     Calculating the Accumulation Unit Value


     Assume yesterday's Accumulation Unit Value was $10.00 and the number we calculate for today's investment experience (minus charges) for an underlying Portfolio is 1.05. Today's Accumulation Unit Value is $10.50. The value of your $500 investment is then $525 (50 x $10.50 = $525).


           $10.00 x 1.05 = $10.50 is the new Accumulation Unit Value


     However, assume that today's investment experience (minus charges) is .95 instead of 1.05. Today's Accumulation Unit Value is $9.50. The value of your $500 investment is then $475 (50 x $.950 = $475).


            $10.00 x .95 = $9.50 is the new Accumulation Unit Value



Transfer Privilege



Y ou may make tax-free transfers among Divisions or between the Divisions and
the Fixed Account, if available.    Each transfer must be at least $500 or, if
less, your entire balance in a Division (unless the transfer is in connection with an automated investment strategy or the Enhanced Dollar Cost Averaging Program). You may not make a transfer to more than 18 funding options at any one time if this request is made through our telephone voice response system or by Internet. A request to transfer to more than 18 funding options may be made by calling your Administrative Office. For us to process a transfer, You must tell us:


- The percentage or dollar amount of the transfer;


- The Divisions (or Fixed Account) from which You want the money to be transferred;


- The Divisions (or Fixed Account) to which You want the money to be transferred; and


- Whether You intend to start, stop, modify or continue unchanged an automated investment strategy by making the transfer.



We reserve the right to restrict transfers to the Fixed Account (which is not available in the C Class Deferred Annuity purchased after April 20, 2003 and the Deferred Annuity with any optional Living Benefit issued in New York State and Washington State) if (1) the interest rate we credit in the Fixed Account is equal to the guaranteed minimum rate as stated in your Deferred Annuity; or
(2) your Account Balance is equal to or exceeds our maximum for Fixed Account allocations (i.e., $1,000,000).



Please see "Your Investment Choices -- Investment Allocation Restrictions For Certain Optional Benefits" for transfer restrictions in effect if You have the EDB I, the GMIB Plus II or the LWG II.



For additional transfer restrictions, see "General
Information -- Valuation -- Suspension of Payments."

---------------------------

Your transfer request must be in Good Order and completed prior to the close of the Exchange (generally 4:00 p.m. Eastern Time) on a business day, if You want the transaction to take place on that day. All other transfer requests in Good Order will be processed on our next business day. We may require You to use our original forms.



Restrictions on Transfers


RESTRICTIONS ON FREQUENT TRANSFERS/REALLOCATIONS. Frequent requests from Contract Owners to make transfers/ reallocations may dilute the value of a Portfolio's shares if the frequent transfers/reallocations involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Frequent transfers/reallocations involving arbitrage trading may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect Contract Owners and other persons who may have an interest in the Contracts (e.g., Annuitants and Beneficiaries).




We have policies and procedures that attempt to detect and deter frequent transfers/reallocations in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be present in the international, small-cap, and high-yield portfolios (i.e., the American Funds Global Small Capitalization, Baillie Gifford International Stock, Clarion Global Real Estate, Harris Oakmark International, Invesco Small Cap Growth, Loomis Sayles Global Allocation, Loomis Sayles Small Cap Core, Loomis Sayles Small Cap Growth, MetLife MSCI EAFE(R) Index, MetLife Russell 2000(R) Index, MFS(R) Research International, Neuberger Berman Genesis, Oppenheimer Global Equity, T. Rowe Price Small Cap Growth, and Western Asset Management Strategic Bond Opportunities Portfolios -- the "Monitored Portfolios") and we monitor transfer/reallocation activity in those Monitored Portfolios. In addition, as described below, we intend to treat all American Funds(R) as Monitored Portfolios. We employ various means to monitor transfer/reallocation activity, such as examining the frequency and size of transfers/reallocations into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12-month period there were, (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current Account -Balance; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/ reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria.




WE DO NOT BELIEVE THAT OTHER PORTFOLIOS PRESENT A SIGNIFICANT OPPORTUNITY TO ENGAGE IN ARBITRAGE TRADING AND THEREFORE DO NOT MONITOR TRANSFER/REALLOCATION ACTIVITY IN THOSE PORTFOLIOS. WE MAY CHANGE THE MONITORED PORTFOLIOS AT ANY TIME WITHOUT NOTICE IN OUR SOLE DISCRETION.



As a condition to making their Portfolios available in our products, American Funds(R) requires us to treat all American Funds(R) Portfolios as Monitored Portfolios under our current frequent transfer/reallocation policies and procedures. Further, American Funds(R) requires us to impose additional specified monitoring criteria for all American Funds Portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer/reallocation activity in American Funds Portfolios to determine if there were two or more transfers/reallocations in followed by transfers/ reallocations out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds(R) monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all reallocation/transfer requests to or from an American Funds Portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds Portfolios also will be subject to our current frequent transfer/reallocation policies, procedures and restrictions (described below) and reallocation/transfer restrictions may be imposed upon a violation of either monitoring policy.

                                                    ---------------------------

Our policies and procedures may result in transfer/reallocation restrictions being applied to deter frequent transfers/ reallocations. Currently, when we detect transfer/reallocation activity in the Monitored Portfolios that exceeds our current transfer/reallocation limits, we require future requests to or from any Monitored Portfolios under that Contract to be submitted with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of this restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction. Transfers made under a dollar cost averaging program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we monitor the frequency of transfers/reallocations.



The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios we believe are susceptible to arbitrage trading or the determination of the transfer/reallocation limits. Our ability to detect and/or restrict such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Contract Owners to avoid such detection. Our ability to restrict such transfer/reallocation activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect Contract Owners and other persons with interests in the Contracts. We do not accommodate frequent transfers/reallocations in any Portfolio and there are no arrangements in place to permit any Contract Owner to engage in frequent transfers/ reallocations; we apply our policies and procedures without exception, waiver, or special arrangement.



The Portfolios may have adopted their own policies and procedures with respect to frequent transfer/reallocation transactions in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer/reallocation policies and procedures of the Portfolios, we have entered into a written agreement as required by SEC regulation with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Contract Owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers/reallocations by specific Contract Owners who violate the frequent transfer/reallocation policies established by the Portfolio.



In addition, Contract Owners and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent transfer/reallocation policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Contract Owners) will not be harmed by transfer/reallocation activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more reallocation/transfer requests from Contract Owners engaged in frequent transfers/ reallocations, the Portfolio may reject the entire omnibus order.



In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or

---------------------------

redemptions of their shares as a result of their own policies and procedures on frequent transfers/reallocations (even if an entire omnibus order is rejected due to the frequent transfers/reallocations of a single Contract Owner). You should read the Portfolio prospectuses for more details.



RESTRICTIONS ON LARGE TRANSFERS/REALLOCATIONS. Large transfers/reallocations may increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers/reallocations to or from Portfolios except where the portfolio manager of a particular underlying Portfolio has brought large transfer/reallocations activity to our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked us to monitor for "block transfers" where transfer/reallocation requests have been submitted on behalf of multiple Contract Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer/reallocation requests from that third party must be submitted with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of this restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.



Access To Your Money



Y ou may withdraw either all or part of your Account Balance from the Deferred
Annuity. Other than those    made through the Systematic Withdrawal Program,
withdrawals must be at least $500 or the Account Balance, if less. If any withdrawal would decrease your Account Balance below $2,000, we will consider this a request for a full withdrawal. To process your request, we need the following information:


- The percentage or dollar amount of the withdrawal; and


- The Divisions (or Fixed Account and Enhanced Dollar Cost Averaging Program) from which You want the money to be withdrawn.



Your withdrawal may be subject to Withdrawal Charges.



Generally, if You request, we will make payments directly to other investments on a tax-free basis. You may only do so if all applicable tax and state regulatory requirements are met and we receive all information necessary for us to make the payment. We may require You to use our original forms.



We may withhold payment of withdrawal if any portion of those proceeds would be derived from a Contract Owner's check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communication to verify that payment from the Contract has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Contract Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

                                                    ---------------------------

You may submit a written withdrawal request, which must be received at your Administrative Office on or before the date the pay-out phase begins, that indicates that the withdrawal should be processed as of the date the pay-out phase begins, in which case the request will be deemed to have been received on, and the withdrawal amount will be priced according to, the Accumulation Unit Value calculated as of the date the pay-out phase begins.



Systematic Withdrawal Program


Under this program and subject to approval in your state, You may choose to automatically withdraw a certain amount each Contract Year. This amount is then paid throughout the Contract Year according to the time frame You select, e.g., monthly, quarterly, semi-annually or annually. For all Contract classes, except for the C Class, payments may be made monthly or quarterly during the first Contract Year. Unless we agree otherwise, this program will not begin within the first 60 days after the date we have issued You the Contract. Once the Systematic Withdrawal Program is initiated, the payments will automatically renew each Contract Year. Income taxes, tax penalties and Withdrawal Charges may apply to your withdrawals. Program payment amounts are subject to our required minimums and administrative restrictions. Your Account Balance will be reduced by the amount of your Systematic Withdrawal Program payments and applicable Withdrawal Charges. Payments under this program are not the same as income payments You would receive from a -Deferred Annuity pay-out option.



If You do not provide us with your desired allocation, or there are insufficient amounts in the Divisions, Enhanced Dollar Cost Averaging Program or the Fixed Account that You selected, the payments will be taken out pro-rata from the Fixed Account, Enhanced Dollar Cost Averaging Program and any Divisions in which You then have money.



SELECTING A PAYMENT DATE: Your payment date is the date we make the withdrawal. You may choose any calendar day for the payment date, other than the 29th, 30th or 31st of the month. When You select or change a payment date, we must receive your request at least 10 days prior to the selected payment date. (If You would like to receive your Systematic Withdrawal Program payment on or about the first of the month, You should make your request by the 20th day of the month.) If we do not receive your request in time, we will make the payment the following month after the date You selected. If You do not select a payment date, we will automatically begin systematic withdrawals within 30 days after we receive your request (other than the 29th, 30th or 31st of the month).



You may request to stop your Systematic Withdrawal Program at any time. We must receive any request in Good Order at least 30 days in advance. Although we need your written authorization to begin this program, You may cancel this program at any time by telephone or by writing to us (or over the Internet, if we agree) at your Administrative Office. We will also terminate your participation in the program upon notification of your death.



Systematic Withdrawal Program payments may be subject to a Withdrawal Charge unless an exception to this charge applies. We will determine separately the Withdrawal Charge and any relevant factors (such as applicable exceptions) for each Systematic Withdrawal Program payment as of the date it is withdrawn from your Deferred Annuity.



Participation in the Systematic Withdrawal Program is subject to our administrative procedures.



Minimum Distributions



In order to comply with certain tax law provisions, You may be required to take money out of the Contract. We have a required minimum distribution service that can help You fulfill minimum distribution requirements. Rather than receiving your minimum required distribution in one lump-sum payment. You may request that we pay it to You in

---------------------------


installments throughout the calendar year. However, we may require that You maintain a certain Account Balance at the time You request these payments. You may not have a Systematic Withdrawal Program in effect if we pay your minimum required distribution in installments. We will terminate your participation in the program upon notification of your death.




Charges



There are two types of charges You pay while You have money in a Division:


- Separate Account charge, and


- Investment-related charge.



We describe these charges below. The amount of the charge may not necessarily correspond to costs associated with providing the services or benefits indicated by the designation of the charge or associated with the Deferred Annuity. For example, the Withdrawal Charge may not fully cover all of the sales and distribution expenses actually incurred by us, and proceeds from other charges, including the Separate Account charge, may be used in part to cover such expenses. We can profit from certain Deferred Annuity charges.



Separate Account Charge


Each class of the Deferred Annuity has a different annual Separate Account charge that is expressed as a percentage of the average Account Balance -in the Separate Account. A portion of this annual Separate Account charge is paid to us daily based upon the value of the amount You have in the Separate Account on the day the charge is assessed.



This charge includes insurance-related charges that pay us for the risk that You may live longer than we estimated. Then, we could be obligated to pay You more in payments from a pay-out option than we anticipated. Also, we bear the risk that the guaranteed death benefit we would pay should You die during your pay-in phase is larger than your Account Balance. This charge also includes the risk that our expenses in administering the Deferred Annuities may be greater than we estimated. The Separate Account charge also pays us for our distribution costs to both our licensed salespersons and other broker-dealers. The Separate Account charges You pay will not reduce the number of Accumulation Units credited to You. Instead, we deduct the charges as part of the calculation of the Accumulation Unit Value. We guarantee that the Separate Account insurance-related charge will not increase while You have the Deferred Annuity.



The chart below summarizes the Separate Account charge for each class of the Deferred Annuity along with each death benefit that has an additional asset-based Separate Account charge prior to entering the pay-out phase of the Contract.



                           SEPARATE ACCOUNT CHARGES1



                                                    B CLASS   BONUS CLASS2   C CLASS    L CLASS
                                                   --------- -------------- --------- ----------
   Separate Account Charge with Basic Death        1.25%     1.70%          1.65%     1.50%
     Benefit3.....................................
   Optional Annual Step-Up Death Benefit.......... 1.45%     1.90%          1.85%     1.70%
   Optional Greater of Annual Step-Up or 5%....... 1.60%     2.05%          2.00%     1.85%
     Annual Increase Death Benefit................

   Optional Earnings Preservation Benefit4........  .25%      .25%           .25%      .25%

                                                    ---------------------------

  1 We currently charge an additional Separate Account charge of 0.25% of average daily net assets in the American Funds Bond, American Funds Growth-Income, American Funds Growth and American Funds Global Small Capitalization Divisions. We reserve the right to impose an additional Separate Account charge on Divisions that we add to the Contract in the future. The additional amount will not exceed the annual rate of 0.25% of average daily net assets in any such Divisions.


  2 The Separate Account charge for the Bonus Class will be reduced by 0.45% after You have held the Contract for seven years.


  3   The Separate Account charge includes the Basic Death Benefit.


  4 The Optional Earnings Preservation Benefit may be elected with or without the Optional Annual Step-Up Death Benefit or the optional Greater of Annual Step-Up or 5% Annual Increase Death Benefit.



Investment-Related Charge


This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. The percentage You pay for the investment-related charge depends on which Divisions You select. Each class of shares available to the Deferred Annuities has a 12b-1 Plan fee, which pays for distribution expenses. The class of shares available in Brighthouse Trust I and Brighthouse Trust II is Class B, which has a 0.25% 12b-1 Plan fee (except for the American Funds(R) Balanced Allocation, American Funds(R) Growth Allocation, American Funds(R) Growth and American Funds(R) Moderate Allocation Portfolios of Brighthouse Trust I, which are Class C and have a 0.55% 12b-1 Plan fee). Class 2 shares of the available American Funds(R) have a 0.25% 12b-1 Plan fee. Investment-related changes for each Portfolio for the previous year are listed in the "Table of Expenses."



Annual Contract Fee




T here is a $30 Annual Contract Fee. This fee is waived if your Account Balance
is $50,000 or more. It is   deducted on a pro-rata basis from the Divisions on
the Contract Anniversary. No portion of the fee is deducted from the Fixed Account. Regardless of the amount of your Account Balance, the entire fee will be deducted at the time of a total withdrawal of your Account Balance. This charge pays us for our miscellaneous administrative costs. These costs which we incur include financial, actuarial, accounting and legal expenses. We reserve the right to deduct this fee during the pay-out phase.




Transfer Fee


We reserve the right to limit the number of transfers per Contract Year to a maximum of twelve (excluding transfers resulting from automated investment strategies). Currently we do not limit the number of transfers You may make in a Contract Year. We are not currently charging a transfer fee, but we reserve the right to charge such a fee in the future. If such a fee were to be imposed, it would be $25.00 for each transfer over twelve in a Contract Year. The transfer fee will be deducted from the Division or the Fixed Account from which the transfer is made. However, if the entire interest in the Separate Account or Fixed Account is being transferred, the transfer fee will be deducted from the amount that is transferred.



Optional Enhanced Death Benefit


The Enhanced Death Benefit I is available for an additional charge of 0.75% for issue ages 69 or younger and 0.95% for issue ages 70-75 of the Death Benefit Base (as defined later in this Prospectus), deducted for the prior Contract Year on the Contract Anniversary prior to taking into account any Optional Step-Up by withdrawing amounts on a pro rata basis from your Account Balance in the Fixed Account, Enhanced Dollar Cost Averaging Program balance and Account Balance. We take amounts from the Separate Account by canceling Accumulation Units from your Account Balance. If You elect an Optional Step-Up of the Enhanced Death Benefit I, we may increase the charge

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beginning after the Contract Anniversary on which the Optional Step-Up occurs to a rate that does not exceed the lower of (a) the maximum Optional Step-Up charge (1.50%) or (b) the current rate we charge for the same optional benefit available for new Contract purchases at the time of the Optional Step-Up. For Contracts for which an application and any necessary information were received in Good Order at your Administrative Office from February 24, 2009 through May 1, 2009, the charge for the Enhanced Death Benefit I is 0.65% of the Death Benefit Base for issue ages 0-69 and 0.90% of the Death Benefit Base for issue ages 70-75. For Contracts issued on or before February 23, 2009, the charge is 0.65% of the Death Benefit Base for issue ages 0-69 and 0.85% of the Death Benefit Base for issue ages 70-75. For Contracts for which an application and any necessary information were received in Good Order on or before May 1, 2009, if You elected both the GMIB Plus II and the Enhanced Death Benefit I, the percentage charge for the Enhanced Death Benefit I is reduced by 0.05%. If you elected both the GMIB Plus II and the Enhanced Death Benefit I, and only the GMIB Plus II has terminated, the 0.05% reduction will continue to apply.



If You make a total withdrawal of your Account Balance, elect to receive income payments under your Contract, change the Contract Owner or Joint Contract Owner (or Annuitant if the Contract Owner is a non-natural person) or assign your Contract, a pro-rata portion of the Enhanced Death Benefit -I charge will be assessed based on the number of months from the last Contract Anniversary to the date of the withdrawal, the beginning of income payments, the change of Contract Owner/Annuitant or the assignment. If an Enhanced Death Benefit I is terminated because the Contract is terminated, the death benefit amount is determined or your Account Balance is not sufficient to pay the optional benefit charge, no Enhanced Death Benefit -I charge will be assessed based on the number of months from the last Contract Anniversary to the date the termination takes effect.



Optional Guaranteed Minimum Income Benefits


The GMIB Plus II, the GMIB Plus I, the GMIB II and the GMIB I are each available for an additional charge equal to a percentage of the guaranteed minimum income base (as defined later in this Prospectus), deducted for the prior Contract Year on the Contract Anniversary prior to taking into account any Optional Step-Up (GMIB Plus II) or Optional Reset (GMIB Plus I) by withdrawing amounts on a pro rata basis from your Account Balance in the Fixed Account, Enhanced Dollar Cost Averaging Program balance and Separate Account value. We take amounts from the Separate Account by canceling Accumulation Units from your Separate Account value.



If You make a total withdrawal of your Account Balance, elect to receive income payments under your Contract, change the Contract Owner or Joint Contract Owner (or Annuitant if the Contract Owner is a non-natural person) or assign your Contract, a pro rata portion of the GMIB optional benefit charge will be assessed based on the number of months from the last Contract Anniversary to the date of the withdrawal, the beginning of income payments, the change of Contract Owner/ Annuitant or the assignment.



If a GMIB optional benefit is terminated for the following reasons, no GMIB optional benefit charge will be assessed based on the number of months from the last Contract Anniversary to the date the termination takes effect:


  o the death of the Contract Owner or Joint Contract Owner (or the Annuitant, if a non-natural person owns the Contract);


  o because it is the 30th day following the Contract Anniversary prior to the Contract Owner's 86th birthday (for GMIB I, GMIB II or GMIB Plus I) or 91st birthday (for GMIB Plus II); or


     o the Guaranteed Principal Option is exercised (only applicable to GMIB Plus I and GMIB Plus II).


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For versions of the GMIB optional benefit with an optional Step-Up (GMIB Plus
II), or Optional Reset (GMIB Plus I), if You elect an Optional Step-Up/Optional Reset, we may increase the charge applicable beginning after the Contract Anniversary on which the Optional Step-Up/Optional Reset occurs to a rate that does not exceed the lower of (a) the maximum Optional Step-Up/Optional Reset charge (1.50%) or (b) the current rate we would charge for the same optional benefit available for new Contract purchases at the time of the Optional Step-Up/Optional Reset.



(See below for certain versions of the GMIB Plus II, GMIB Plus I and GMIB Plus (For New York State only) optional benefits for which We are currently increasing the rider charge upon an Optional Step-Up/Optional Reset on a Contract Anniversary occurring on July 1, 2012 or later.)



If You selected the GMIB Plus II with a Contract issued on or before February 23, 2009, the optional benefit charge is 0.80% of the guaranteed minimum income base. If You selected the GMIB Plus II with a Contract issued on or after February 24, 2009, the optional benefit charge is 1.00% of the guaranteed minimum income base. For Contracts issued with the version of the GMIB Plus II optional benefit with an annual increase rate of 6%, if your Income Base is increased due to an Optional Step-Up on a Contract Anniversary occurring on July 1, 2012 or later, We currently will increase the optional benefit charge to 1.20% of the guaranteed minimum income base.



(For New York State only: For Contracts issued on or before February 23, 2009, the GMIB Plus optional benefit charge is 0.75% of the guaranteed minimum income base, and for Contracts issued on or after February 24, 2009, the GMIB Plus optional benefit charge is 0.95% of the guaranteed minimum income base. For Contracts issued with the version of the GMIB Plus optional benefit with an annual increase rate of 6%, if your Income Base is increased due to an Optional Step-Up on a Contract Anniversary occurring on July 1, 2012 or later, We currently will increase the optional benefit charge to 1.15% of the guaranteed minimum income base.)



If You selected the GMIB Plus I with a Contract issued on or before February 23, 2007, the optional benefit charge is 0.75% of the guaranteed minimum income base. If your Income Base is increased due to an Optional Reset on a Contract Anniversary occurring on July 1, 2012 or later, We currently will increase the optional benefit charge to 1.00% of the guaranteed minimum income base, applicable after the Contract Anniversary on which the Optional Reset occurs.



If You selected the GMIB Plus I with a Contract issued on and after February 26, 2007, the optional benefit charge is 0.80% of the guaranteed minimum income base. If your Income Base is increased due to an Optional Reset on a Contract Anniversary occurring on July 1, 2012 or later, We currently will increase the optional benefit charge to 1.20% of the guaranteed minimum income base, applicable after the Contract Anniversary on which the Optional Reset occurs.



If You selected the GMIB II or the GMIB I the optional benefit charge is 0.50% of the guaranteed minimum income base. For the GMIB I and GMIB II available in Contracts issued from May 1, 2003 and on or before April 29, 2005, the optional benefit charge is reduced to 0.45% of the guaranteed minimum income base if You choose either the Annual Step-Up Death Benefit or the Greater of Annual Step-Up or 5% Annual Increase Death Benefit. For Contracts issued on and after May 2, 2005, the optional benefit charge is not reduced if you elected either the optional Annual Step-Up Death Benefit or the Greater of Annual Step-Up or 5% Annual Increase Death Benefit. For



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Contracts for which a completed application and any other required paperwork were received in Good Order at your Administrative Office by February 14, 2003, and for which an initial purchase payment was received within 60 days, the charge for the GMIB I is 0.15% lower (0.35% rather than 0.50%).



Optional Guaranteed Withdrawal Benefits


There are two versions of the LWG optional benefit (the LWG II and the LWG I) that are available for an additional charge of a percentage of the Total Guaranteed Withdrawal Amount (as defined later in this Prospectus). The percentage is deducted for the prior Contract Year on the Contract Anniversary after applying any Compounding Income Amount, and prior to taking into account any Automatic Annual Step-Up occurring on the Contract Anniversary, by withdrawing amounts on a pro rata basis from your Account Balance in the Fixed Account, Enhanced Dollar Cost Averaging Program balance and Account Balance in the Separate Account. We take amounts from the Separate Account by canceling Accumulation Units from your Account Balance in the Separate Account.



There are two versions of the GWB optional benefit (the Enhanced GWB and the GWB I) that are available for an additional charge of a percentage of the Guaranteed Withdrawal Amount (as defined later in this Prospectus), deducted for the prior Contract Year on the Contract Anniversary prior to taking into account any Optional Reset by withdrawing amounts on a pro rata basis from your Account Balance in the Fixed Account, Enhanced Dollar Cost Averaging Program balance and Account Balance in the Separate Account. We take amounts from the Separate Account by canceling Accumulation Units from your Account Balance.



If you: make a full withdrawal (surrender) of your Account Balance; You apply all of your Account Balance to an Annuity Option; there is a change in Contract Owners, Joint Contract Owners or Annuitants (if the Contract Owner is a non-natural person); the Contract terminates (except for a termination due to death); or (under the Lifetime Withdrawal Guarantee II) You assign your Contract, a pro rata portion of the optional benefit charge will be assessed based on the number of full months from the last Contract Anniversary to the date of the change.



If an Lifetime Withdrawal Guarantee optional benefit or GWB optional benefit is terminated because of the death of the Contract Owner, Joint Contract Owner or Annuitants (if the Contract Owner is a non-natural person), or if an Lifetime Withdrawal Guarantee or the Enhanced GWB is cancelled pursuant to the cancellation provisions of each optional benefit, no optional benefit charge will be assessed based on the period from the most recent Contract Anniversary to the date the termination takes effect.



Lifetime Withdrawal Guarantee -- Automatic Annual Step-Up



We reserve the right to increase the Lifetime Withdrawal Guarantee optional benefit charge upon an Automatic Annual Step-Up. The increased Lifetime Withdrawal Guarantee optional benefit charge will apply after the Contract Anniversary on which the Automatic Annual Step-Up occurs. If an Automatic Annual Step-Up occurs, the Lifetime Withdrawal Guarantee optional benefit charge may be reset to a rate that does not exceed the lower of: (a) the maximum Automatic Annual Step-Up charge or (b) the current rate that We charge for the same optional benefit available for new Contract purchases at the time of the Automatic Annual Step-Up.


  o For Contracts issued with the Lifetime Withdrawal Guarantee II on or after February 24, 2009, the maximum Automatic Annual Step-Up charge is 1.60% for the Single Life Version and 1.80% for the Joint Life Version.


  o For Contracts issued with the Lifetime Withdrawal Guarantee II on or before February 23, 2009, the maximum Automatic Annual Step-Up charge is 1.25% for the Single Life Version and 1.50% for the Joint Life Version.



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  o  For Contracts issued with the Lifetime Withdrawal Guarantee I, the maximum Automatic Annual Step-Up charge is 0.95% for the Single Life Version and 1.40% for the Joint Life Version.



(See below for certain versions of the Lifetime Withdrawal Guarantee optional benefits for which we are currently increasing the optional benefit charge upon an Automatic Annual Step-Up on a Contract Anniversary occurring on July 1, 2012 or later.)



Lifetime Withdrawal Guarantee -- Optional Benefit Charge



For contracts issued with the Lifetime Withdrawal Guarantee II optional benefit on or after February 24, 2009, the charge is 1.25% (Single Life version) or 1.50% (Joint Life version) of the Total Guaranteed Withdrawal Amount.



For Contracts issued with the Lifetime Withdrawal Guarantee II optional benefit on or before February 23, 2009, the charge is 0.65% for the Single Life Version and 0.85% for the Joint Life Version. If Your Total Guaranteed Withdrawal Amount is increased due to an Automatic Annual Step-Up on a Contract Anniversary occurring on July 1, 2012 or later, We currently will increase the Lifetime Withdrawal Guarantee II optional benefit charge for the Single Life Version to 0.95% of the Total Guaranteed Withdrawal Amount, and We will increase the optional benefit charge for Joint Life Version to 1.20% of the Total Guaranteed Withdrawal Amount, applicable after the Contract Anniversary on which the Automatic Annual Step-Up occurs.



The optional benefit charge for the Lifetime Withdrawal Guarantee I is 0.50% for the Single Life Version and 0.70% for the Joint Life Version. If Your Total Guaranteed Withdrawal Amount is increased due to an Automatic Annual Step-Up on a Contract Anniversary occurring on July 1, 2012 or later, We currently will increase the LWG I optional benefit charge for the Single Life Version to 0.80% of the Total Guarantee Withdrawal Amount, and We will increase the optional benefit charge for Joint Life Version to 1.05% of the Total Guaranteed Withdrawal Amount, applicable after the Contract Anniversary on which the Automatic Annual Step-Up occurs.



If an Lifetime Withdrawal Guarantee is in effect, the optional benefit charge will continue even if your Remaining Guaranteed Withdrawal Amount equals zero.



The charge for the Enhanced GWB is 0.55% and the charge for the GWB I is 0.50%. If You elect an Optional Reset, we may increase the Enhanced GWB and the GWB I charge to the charge applicable to current Contract purchases of the same optional benefit at the time of the reset, but to no more than a maximum of 1.00% for the Enhanced GWB and 0.95% for the GWB I. (For Contracts issued on or before July 13, 2007, the charge for the Enhanced GWB prior to any Optional Reset is 0.50% of the Guaranteed Withdrawal Amount and the maximum charge upon an Optional Reset is 0.95%.)



If the Enhanced GWB or the GWB I is in effect, the charge will not continue if your Benefit Base equals zero.



Optional Guaranteed Minimum Accumulation Benefit


The GMAB charge is of 0.75% of the Guaranteed Accumulation Amount (as defined in this Prospectus), deducted at the end of each Contract Year by withdrawing amounts on a prorata basis from your Enhanced Dollar Cost Averaging Program and Account Balance in the Separate Account. We take amounts from the Separate Account by canceling Accumulation Units from your Account Balance in the Separate Account. The GMAB is no longer available for sale, effective for Contracts for which applications and necessary information are received at your Administrative Office on or after May 4, 2009.



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Premium and Other Taxes



S ome jurisdictions tax what are called "annuity considerations." These may
apply to purchase payments,   Account Balances and death benefits. In most
jurisdictions, we currently do not deduct any money from purchase payments, Account Balances or death benefits to pay these taxes. Generally, our practice is to deduct money to pay premium taxes (also known as "annuity" taxes) only when You exercise a pay-out option. In certain jurisdictions, we may deduct money to pay premium taxes on lump sum withdrawals or when You exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.



Premium taxes, if applicable, currently depend on the Deferred Annuity You purchase and your home state or jurisdiction. The chart in Appendix A shows the jurisdictions where premium taxes are charged and the amount of these taxes.



We also reserve the right to deduct from purchase payments, Account Balances, withdrawals or income payments, any taxes (including, but not limited to, premium taxes) paid by us to any government entity relating to the Contracts. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Contracts. We may, at our sole discretion, pay taxes when due and deduct that amount from the Account Balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.



We reserve the right to deduct from the Contract for any income taxes which we incur because of the Contract. In general, we believe under current Federal income tax law, we are entitled to hold reserves with respect to the Contract that offset Separate Account income. If this should change, it is possible we could incur income tax with respect to the Contract, and in that event we may deduct such tax from the Contract. At the present time, however, we are not incurring any such income tax or making any such deductions.



Withdrawal Charges



A  Withdrawal Charge may apply if You withdraw purchase payments that were
credited to your Deferred    Annuity. There are no Withdrawal Charges for the C
Class Deferred Annuity or in certain situations or upon the occurrence of certain events (see "When No Withdrawal Charge Applies"). To determine the Withdrawal Charge for the Deferred Annuities, we treat your Fixed Account, Enhanced Dollar Cost Averaging Program and Separate Account as if they were a single account and ignore both your actual allocations and the Fixed Account, Enhanced Dollar Cost Averaging Program or Divisions from which the withdrawal is actually coming. To determine what portion (if any) of a withdrawal is subject to a Withdrawal Charge, amounts are withdrawn from your Contract in the following order: (1) Earnings in your Contract (earnings are equal to your Account Balance, less purchase payments not previously withdrawn); (2) The free withdrawal amount described below (deducted from purchase payments not previously withdrawn, in the order such purchase payments were made, with the oldest purchase payment first, as described below); and (3) purchase payments not previously withdrawn, in the order such purchase payments were made: the oldest purchase payment first, the next purchase payment second, etc. until all purchase payments have been withdrawn. Once we have determined the amount of the Withdrawal Charge, we will then withdraw it from the Fixed Account, Enhanced Dollar Cost Averaging Program and the Divisions in the same proportion as the withdrawal is being made.



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For a full withdrawal, we multiply the amount to which the Withdrawal Charge applies by the percentage shown, keep the result as a Withdrawal Charge and pay You the rest.



For partial withdrawals, we multiply the amount to which the Withdrawal Charge applies by the percentage shown, keep the result as a Withdrawal Charge and pay You the rest. We will treat your request as a request for a full withdrawal if your Account Balance is not sufficient to pay both the requested withdrawal and the Withdrawal Charge, or if the withdrawal leaves an Account Balance that is less than the minimum required.



The Withdrawal Charge on purchase payments withdrawn for each class is as follows:



Number Of Complete Years From Receipt Of Purchase
  Payment                                          B Class   Bonus Class   C Class   L Class
-------                                            --------- ------------- --------- --------
    0............................................. 7%        9%            None      7%
    1............................................. 6%        8%                      6%
                                                   6%        8%                      5%
    3............................................. 5%        7%                      0%
    4............................................. 4%        6%                      0%
    5............................................. 3%        4%                      0%
    6............................................. 2%        3%                      0%
    7 and thereafter.............................. 0%        0%                      0%


The Withdrawal Charge reimburses us for our costs in selling the Deferred Annuities. We may use our profits (if any) from the Separate Account charge to pay for our costs to sell the Deferred Annuities which exceed the amount of Withdrawal Charges we collect.



FREE WITHDRAWAL AMOUNT. The free withdrawal amount for each Contract Year after the first (there is no free withdrawal amount in the first Contract Year) is equal to 10% of your total Purchase Payments, less the total free withdrawal amount previously withdrawn in the same Contract Year. Also, we currently will not assess the Withdrawal Charge on amounts withdrawn during the first Contract Year under the Systematic Withdrawal Program. Any unused free withdrawal amount in one Contract Year does not carry over to the next Contract Year.



DIVORCE. A withdrawal made pursuant to a divorce or separation agreement is subject to the same Withdrawal Charge provisions described in this section, if permissible under tax law. In addition, the withdrawal will reduce the Account Balance, the death benefit, and the amount of any optional benefit (including the benefit base that we use to determine the guaranteed amount of the benefit). The amount withdrawn could exceed the maximum amount that can be withdrawn without causing a proportionate reduction in the benefit base used to calculate the guaranteed amount provided by an optional benefit, as described in "Death Benefit - Generally" and "Living Benefits." The withdrawal could have a significant negative impact on the death benefit and on any optional benefit.



When No Withdrawal Charge Applies


In some cases, we will not charge You the Withdrawal Charge when You make a withdrawal. We may, however, ask You to prove that You meet any of the conditions listed below.



You do not pay a Withdrawal Charge:


- If You have a C Class Deferred Annuity.


                                                                              59

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- On transfers You make within your Deferred Annuity among the Divisions and transfers to or from the Fixed Account.


- On withdrawals of purchase payments You made over seven Contract Years ago for the B Class, seven Contract Years ago for the Bonus Class, three Contract Years ago for the L Class.


- If You choose payments over one or more lifetimes except, in certain cases, under the GMIB.


- If You die during the pay-in phase. Your Beneficiary will receive the full death benefit without deduction.


- If your Contract permits and your spouse is substituted as the Contract Owner of the Deferred Annuity and continues the Contract, that portion of the Account Balance that is equal to the "step-up" portion of the death benefit.


- If You withdraw only your earnings from the Divisions.


- During the first Contract Year, if You are in the Systematic Withdrawal Program, and You withdraw up to 10% of your total purchase payments at the rate of 1/12 of such 10% each month on a non-cumulative basis, if withdrawals are on a monthly basis, or 1/4 of such 10% each quarter on a non-cumulative basis, if withdrawals are on a quarterly basis.


- After the first Contract Year, if You withdraw up to 10% of your total purchase payments, per Contract Year. This 10% total withdrawal may be taken in an unlimited number of partial withdrawals during that Contract Year.


- If the withdrawal is to avoid required Federal income tax penalties (not including Section 72(t) or (q) under the Code) or to satisfy Federal income tax rules concerning minimum distribution requirements that apply to your Deferred Annuity. For purposes of this exception, we assume that the Deferred Annuity is the only contract or funding vehicle from which distributions are required to be taken and we will ignore all other Account Balances. This exception does not apply if You have a Non-Qualified or Roth IRA Deferred Annuity.


- If You accept an amendment converting your Traditional IRA Deferred Annuity to a Roth IRA Deferred Annuity.


- If You properly "recharacterize" as permitted under Federal tax law your Traditional IRA Deferred Annuity or a Roth IRA Deferred Annuity using the same Deferred Annuity.


- This Contract feature is only available if You are less than 81 years old on the Contract issue date. After the first Contract Year, -if approved in your state, and your Contract provides for this, to withdrawals to which a Withdrawal Charge would otherwise apply, if You have been either the Contract Owner continuously since the issue of the Contract or the spouse who continues the Contract:


     o Has been a resident of certain nursing home facilities or a hospital for a minimum of 90 consecutive days or for a minimum total of 90 days where there is no more than a 6-month break in that residency and the residencies are for related causes, where You have exercised this right no later than 90 days of exiting the nursing home facility or hospital. This Contract feature is not available in Massachusetts; or


     o Is diagnosed with a terminal illness and not expected to live more than 12 months (24 months in the state of Massachusetts).


- This Contract feature is only available if You are less than 65 years old on the date You became disabled and if the disability commences subsequent to the first Contract Anniversary. After the first Contract Year, -if approved in your state, and your Contract provides for this, if You are disabled as defined in the Federal Social Security Act -(or as defined by the Internal Revenue Code for Oregon -Contracts) and if You have been the Contract Owner continuously since the issue of the Contract or the spouse who continues the Contract. This Contract feature is not available in Massachusetts or Connecticut.


- If You have transferred money which is not subject to a Withdrawal Charge (because You have satisfied


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  contractual provisions for a withdrawal without the imposition of a Contract
  Withdrawal Charge) from certain eligible MetLife contracts or certain eligible contracts of MetLife affiliates into the Deferred Annuity, and the withdrawal is of these transferred amounts and we agree. Any purchase payments made after the transfer are subject to the usual Withdrawal Charge schedule.


- Subject to availability in your state, if the early Withdrawal Charge that would apply if not for this provision (1) would constitute less than 0.50% of your Account Balance and (2) You transfer your total Account Balance to certain eligible contracts issued by MetLife or one of its affiliated companies and we agree.



GENERAL. We may elect to reduce or eliminate the amount of the Withdrawal Charge when the Contract is sold under circumstances which reduce our sales expenses. Some examples are: if there is a large group of individuals that will be purchasing the Contract, or if a prospective purchaser already had a relationship with us.



Free Look



Y ou may cancel your Deferred Annuity within a certain time period. This is
known as a "free look." We must    receive your request to cancel in writing by
the appropriate day in your state, which varies from state to state. The time period may also vary depending on your age and whether You purchased your Deferred Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund (i) all of your purchase payments or (ii) your Account Balance as of the date your refund request is received at your Administrative Office in Good Order (this means you bear the risk of any decline in the value of your Contract due to the performance of the Divisions during the Free Look period).



Any Bonus does not become yours until after the "free look" period; we retrieve it if You exercise the "free look." Your exercise of any "free look" is the only circumstance under which the 3% credit will be retrieved (commonly called "recapture"). If your state requires us to refund your Account Balance, the refunded amount will include any investment performance attributable to the 3% credit. If there are any losses from investment performance attributable to the 3% credit, we will bear that loss.



Death Benefit -- Generally



O ne of the insurance guarantees we provide You under your Deferred Annuity is
that your Beneficiaries will    be protected during the "pay-in" phase against
market downturns. You name your Beneficiary(ies). There is no death benefit after the payout phase begins, however, depending on the payout option you elect, any remaining guarantee will be paid to your Beneficiary.



If You intend to purchase the Deferred Annuity for use with a Traditional IRA, -Roth IRA, -SEP or SIMPLE IRA, see "Federal Tax Considerations" for a discussion concerning IRAs.



The basic death benefit is described below. The additional optional death benefits (the Annual Step-Up Death Benefit, the Greater of Annual Step-Up or 5% Annual Increase Death Benefit, the Enhanced Death Benefit I, and the Earnings Preservation Benefit) are described in the "Optional Death Benefits" section. Check your Contract and riders for the specific provisions applicable to You. One or more optional death benefits may not be available in your state (check with your registered representative regarding availability). You may elect the Earnings Preservation Benefit with or without the Annual Step-Up Death Benefit or the Greater of Annual Step-Up or 5% Annual Increase Death Benefit. You may not elect the Annual Step-Up Death Benefit or the Greater of Annual Step-Up or 5% Annual Increase Death Benefit and/or the Earnings Preservation Benefit with the Enhanced Death Benefit I.

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---------------------------

The death benefits are described below. There may be versions of each optional death benefit that vary by issue date and state availability. In addition, a version of an optional death benefit may become available (or unavailable) in different states at different times. Please check with your registered representative regarding which version(s) are available in your state. If You have already been issued a Contract, please check your Contract and optional death benefits for the specific provisions applicable to You.



The death benefit is determined as of the end of the business day on which we receive both due proof of death and an election for the payment method.



If we are presented with notification of your death before any requested transaction is completed (including transactions under automated investment strategies, the Enhanced Dollar Cost Averaging Program, the automated required minimum distribution service and the Systematic Withdrawal Program), we will cancel the request. As described above, the death benefit will be determined when we receive due proof of death and an election for the payment method.



Where there are multiple Beneficiaries, the death benefit will only be determined as of the time the first Beneficiary submits the necessary documentation in Good Order. If the death benefit payable is an amount that exceeds the Account Balance on the day it is determined, we will apply to the Contract an amount equal to the difference between the death benefit payable and the Account Balance, in accordance with the current allocation of the Account Balance. This death benefit amount remains in the Divisions until each of the other Beneficiaries submits the necessary documentation in Good Order to claim his/her death benefit. Any death benefit amounts held in the Divisions on behalf of the remaining Beneficiaries are subject to investment risk. -There is no additional death benefit guarantee.



Your Beneficiary has the option to apply the death benefit less any applicable premium taxes to a pay-out option offered under your Deferred Annuity. Your Beneficiary may, however, decide to take payment in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the Beneficiary with immediate and full access to the proceeds, or under other settlement options that we may make available. If You purchased the Contract as a deceased person's Beneficiary under an IRA, your Beneficiary may be limited by tax law as to the method of distribution of any death benefit. See "Federal Tax Considerations" for more information.



If You are a non-natural person, then the life of the Annuitant is the basis for determining the death benefit. If there are joint Contract Owners, the oldest of the two will be used as a basis for determining the death benefit.



If You are a natural person and You change ownership of the Deferred Annuity to someone other than your spouse, the death benefit is calculated as described in the following pages except all values used to calculate the death benefit, which may include, Highest Anniversary Value as of each fifth Contract Anniversary, Highest Anniversary Value as of each Contract Anniversary and Annual Increase Amount (depending on whether You choose an optional benefit), are reset to the Account Balance on the date of the change in Contract Owner.



SPOUSAL CONTINUATION. If the Beneficiary is your spouse, the Beneficiary may be substituted as the Contract Owner of the Deferred Annuity and continue the Contract under the terms and conditions of the Contract that applied prior to the Owner's death, with certain exceptions described in the Contract. In that case, the Account Balance will be adjusted to equal the death benefit. (Any additional amounts added to the Account Balance will be allocated in the same proportions to each balance in a Division, Enhanced Dollar Cost Averaging Program and the Fixed Account as each bears to the total Account Balance.) There would be a second death benefit payable upon the death of the spouse. The spouse is permitted to make additional purchase payments. The spouse would not be

                                                    ---------------------------

permitted to choose any optional benefit available under the Contract, unless the deceased spouse had previously purchased the benefit at issue of the Contract. Any amounts in the Deferred Annuity would be subject to applicable Withdrawal Charges except for that portion of the Account Balance that is equal to the "step-up" portion of the death benefit.



If the spouse continues the Deferred Annuity, the second death benefit is calculated as described in the following pages except all values used to calculate the death benefit, which may include the Highest Anniversary Value as of each fifth Contract Anniversary or the Highest Anniversary Value as of each Contract Anniversary, are reset to the Account Balance which has been adjusted to include the death benefit on the date the spouse continues the Deferred Annuity. If the Contract includes the GMIB Plus II or both the GMIB Plus II and the Enhanced Death Benefit I, the Annual Increase Amount for the GMIB Plus II or both the GMIB Plus II and the Enhanced Death Benefit I are also reset to the Account Balance -which has been adjusted to include the death benefit on the date the spouse continues the Contract.



Spousal continuation will not satisfy required minimum distribution rules for tax-qualified Contracts other than IRAs.



Any reference to "spouse" includes those persons who enter into lawful marriages under state law, regardless of sex.



NON-SPOUSAL BENEFICIARIES. While the Code permits your designated non-spousal beneficiary to "stretch" distribution of payments over his or her life or life expectancy, this option may not be available at MetLife. Your beneficiary should consult with her or her own independent tax advisor to discuss alternate options for stretching death benefit payments.



TOTAL CONTROL ACCOUNT. The Beneficiary may elect to have the Contract's death proceeds paid through a settlement option called the Total Control Account, subject to our current established administrative procedures and requirements. The Total Control Account is an interest-bearing account through which the Beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate. -You may also elect to have any Contract surrender proceeds paid into a Total Control Account established for You.



Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.



ENHANCED DEATH BENEFIT -I AND DECEDENT CONTRACTS. If You are purchasing this Contract with a non-taxable transfer of death benefit proceeds of any annuity contract or IRA (or any other tax-qualified arrangement) of which You were the Beneficiary and You are "stretching" the distributions under the Code required distribution rules, You may not purchase the Enhanced Death Benefit -I.



Basic Death Benefit


The Basic Death Benefit is designed to provide protection against adverse investment experience. In general, it guarantees that the death benefit will not be less than the greatest of (1) your Account Balance; (2) total purchase payment less partial withdrawals; or (3) your "Highest Anniversary Value" (as described below) as of each fifth Contract Anniversary.

---------------------------

If You die during the pay-in phase and You have not chosen one of the optional death benefits, the death benefit the Beneficiary receives will be equal to the greatest of:


1. Your Account Balance; or


2. Total purchase payments reduced proportionately by the percentage reduction in Account Balance attributable to each partial withdrawal (including any applicable Withdrawal Charge); or


3. "Highest Anniversary Value" as of each fifth Contract Anniversary, determined as follows:


     o At issue, the Highest Anniversary Value is your initial purchase payment;


     o Increase the Highest Anniversary Value by each subsequent purchase payment;


  o Reduce the Highest Anniversary Value proportionately by the percentage reduction in Account Balance attributable to each subsequent partial withdrawal (including any applicable Withdrawal Charge);


  o  On each fifth Contract Anniversary before your 81st birthday, compare the
     (1) then-Highest Anniversary Value to the (2) current Account Balance and
     (3) total purchase payments reduced proportionately by the percentage reduction in Account Balance attributable to each partial withdrawal (including any applicable Withdrawal Charge) and set the Highest Anniversary Value equal to the greatest of the three.


  o After the Contract Anniversary immediately preceding your 81st birthday, adjust the Highest Anniversary Value only to:


     o Increase the Highest Anniversary Value by each subsequent purchase payment, or


     o Reduce the Highest Anniversary Value proportionately by the percentage reduction in Account Balance attributable to each subsequent partial withdrawal (including any applicable Withdrawal Charge).

                                                    ---------------------------

For purposes of determining the Highest Anniversary Value as of the applicable Contract Anniversary, purchase payments increase the Highest Anniversary Value on a dollar for dollar basis. Partial withdrawals however, reduce the Highest Anniversary Value proportionately, that is the percentage reduction is equal to the dollar amount of the withdrawal (plus applicable Withdrawal Charges) divided by the Account Balance before the withdrawal.



                                    EXAMPLE:




                                                                Date                         Amount
                                                  -------------------------------- --------------------------
   A  Initial purchase payment                               10/1/2018             $100,000
                                                             10/1/2019
   B  Account Balance                              (First Contract Anniversary)    $104,000
                                                                                   $104,000
   C  Death Benefit                                       As of 10/1/2019          (= greater of A and B)
                                                             10/1/2020
   D  Account Balance                              (Second Contract Anniversary)   $ 90,000
                                                                                   $100,000
   E  Death Benefit                                          10/1/2020             (= greater of A and D)
   F  Withdrawal                                             10/2/2020             $  9,000
                                                                                             10%
   G  Percentage Reduction in Account Balance                10/2/2020             (= F/D)
                                                                                   $ 81,000
   H  Account Balance after Withdrawal                       10/2/2020             (= D-F)
                                                                                   $ 90,000
   I  Purchase Payments reduced for Withdrawal            As of 10/2/2020          (= A-(A - G))
                                                                                   $ 90,000
   J  Death Benefit                                          10/2/2020             (= greater of H and I)
   K  Account Balance                                        10/1/2023             $125,000
                                                  As of 10/1/2023(Fifth Contract   $125,000
   L  Death Benefit (Highest Anniversary Value)            Anniversary)            (= greater of I and K)
   M  Account Balance                                        10/2/2022             $110,000
                                                                                   $125,000
   N  Death Benefit                                       As of 10/2/2023          (= greatest of I, L, M)



Notes to Example



Purchaser is age 60 at issue.



Any Withdrawal Charge withdrawn from the Account Balance is included when determining the percentage of Account Balance withdrawn.




Account Balances on 10/1/2020 and 10/2/2020 are assumed to be equal prior to the withdrawal.

---------------------------

Optional Death Benefits



Annual Step-Up Death Benefit



T he Annual Step-Up Death Benefit is designed to provide protection against
adverse investment experience. In   general, it guarantees that the death
benefit will not be less than the greater of (1) your Account Balance; or (2) your "Highest Anniversary Value" (as described below) as of each Contract Anniversary.



You may purchase at application a death benefit that provides that the death benefit amount is equal to the greater of:


1. The Account Balance; or


2. "Highest Anniversary Value" as of each Contract Anniversary, determined as follows:


     o At issue, the Highest Anniversary Value is your initial purchase payment;


     o Increase the Highest Anniversary Value by each subsequent purchase payment;


  o Reduce the Highest Anniversary Value proportionately by the percentage reduction in Account Balance attributable to each subsequent partial withdrawal (including any applicable Withdrawal Charge); and


  o On each Contract Anniversary before your 81st birthday, compare the (1) then-Highest Anniversary Value to the (2) current Account Balance and set the Highest Anniversary Value equal to the greater of the two.


  o After the Contract Anniversary immediately preceding your 81st birthday, adjust the Highest Anniversary Value only to:


     o Increase the Highest Anniversary Value by each subsequent purchase payment or


     o Reduce the Highest Anniversary Value proportionately by the percentage reduction in Account Balance attributable to each subsequent partial withdrawal (including any applicable Withdrawal Charge).



For purposes of determining the Highest Anniversary Value as of the applicable Contract Anniversary, purchase payments increase the Highest Anniversary Value on a dollar for dollar basis. Partial withdrawals, however, reduce the Highest Anniversary Value proportionately, that is, the percentage reduction is equal to the dollar amount of the withdrawal (plus applicable Withdrawal Charges) divided by the Account Balance immediately before the withdrawal.



You may not purchase this benefit if You are 80 years of age or older.

                                                    ---------------------------

The Annual Step-Up Death Benefit is available -in Deferred Annuities purchased after April 30, 2003, for an additional charge of 0.20% annually of the average daily value of the amount You have in the Separate Account.



                                    EXAMPLE:




                                                                        Date                        Amount
                                                          ------------------------------- -------------------------
   A  Initial Purchase Payment                                      10/1/2018             $100,000
                                                                    10/1/2019
   B  Account Balance                                      (First Contract Anniversary)   $104,000
                                                                                          $104,000
   C  Death Benefit (Highest Anniversary Value)                  As of 10/1/2019          (= greater of A and B)
                                                                    10/1/2020
   D  Account Balance                                     (Second Contract Anniversary)   $ 90,000
                                                                                          $104,000
   E  Death Benefit (Highest Contract Year Anniversary)             10/1/2020             (= greater of B and D)
   F  Withdrawal                                                    10/2/2020             $  9,000
                                                                                                    10%
   G  Percentage Reduction in Account Balance                       10/2/2020             (= F/D)
                                                                                          $ 81,000
   H  Account Balance after Withdrawal                              10/2/2020             (= D-F)
                                                                                          $ 93,600
   I  Highest Anniversary Value reduced for Withdrawal           As of 10/2/2020          (= E-(E - G))
                                                                                          $ 93,600
   J  Death Benefit                                                 10/2/2020             (= greater of H and I)



Notes to Example



Purchaser is age 60 at issue.



Any Withdrawal Charge withdrawn from the Account Balance is included when determining the percentage of Account Balance withdrawn.




The Account Balances on 10/1/2020 and 10/2/2020 are assumed to be equal prior to the withdrawal.




Greater of Annual Step-Up or 5% Annual Increase Death Benefit


In states where approved, only one of either the Greater of Annual Step-Up or 5% Annual Increase Death Benefit or the Enhanced Death Benefit I will be available. The Greater of Annual Step-Up or 5% Annual Increase Amount Death Benefit is designed to protect against adverse investment experience. In general, it provides that the death benefit will be not less than the greatest of (1) your Account Balance, (2) the "Annual Increase Amount" which is the total of your purchase payments (adjusted for withdrawals) accumulated at 5% per year or (3) your "Highest Anniversary Value", as described below.



You may purchase at application a death benefit that provides that the death benefit amount is equal to the greatest of:


1. Your Account Balance;

---------------------------

2. The Annual Increase Amount which is equal to the sum total of each purchase payment accumulated at a rate of 5% a year, through the Contract Anniversary date immediately preceding your 81st birthday, reduced by the sum total of each withdrawal adjustment accumulated at the rate of 5% a year from the date of the withdrawal (the withdrawal adjustment is the Annual Increase Amount immediately prior to the withdrawal multiplied by the percentage reduction in Account Balance attributable to the withdrawal) (including any applicable withdrawal charge); or


3. "Highest Anniversary Value" as of each Contract Anniversary, determined as follows:


     o At issue, the Highest Anniversary Value is your initial purchase payment;


     o Increase the Highest Anniversary Value by each subsequent purchase payment;


  o Reduce the Highest Anniversary Value proportionately by the percentage reduction in Account Balance attributable to each subsequent partial withdrawal (including any applicable Withdrawal Charge); and


  o On each Contract Anniversary before your 81st birthday, compare the (1) then-Highest Anniversary Value to the (2) current Account Balance and set the Highest Anniversary Value equal to the greater of the two.


  o After the Contract Anniversary immediately preceding your 81st birthday, adjust the Highest Anniversary Value only to:


     o Increase the Highest Anniversary Value by each subsequent purchase payment, or


     o Reduce the Highest Anniversary Value proportionately by the percentage reduction in Account Balance attributable to each subsequent partial withdrawal (including any applicable Withdrawal Charge).



For purposes of determining the Highest Anniversary Value as of the applicable Contract Anniversary, purchase payments increase the Highest Anniversary Value on a dollar for dollar basis. Partial withdrawals, however, reduce the Highest Anniversary Value proportionately, that is the percentage reduction is equal to the dollar amount of the withdrawal (plus applicable Withdrawal Charges), divided by the Account Balance immediately before the withdrawal.



You may not purchase this benefit if You are 80 years of age or older.

                                                    ---------------------------

The Greater of Annual Step-Up or 5% Annual Increase Death Benefit is available in Deferred Annuities purchased after April 30, 2003, for an additional charge, of 0.35% annually of the average daily value of the amount You have in the Separate Account.



                                    EXAMPLE:




                                                                        Date                              Amount
                                                          ------------------------------- --------------------------------------
    A  Initial Purchase Payment                                     10/1/2018             $100,000
                                                                    10/1/2019
    B  Account Balance                                     (First Contract Anniversary)   $104,000
                                                                                          $104,000
   C1  Account Balance (Highest Anniversary Value)                  10/1/2019             (= greater of A and B)
                                                                                          $105,000
   C2  5% Annual Increase Amount                                    10/1/2019             (= A - 1.05)
                                                                                          $105,000
   C3  Death Benefit                                             As of 10/1/2019          (= greater of C1 and C2)
                                                                    10/1/2020
    D  Account Balance                                    (Second Contract Anniversary)   $ 90,000
                                                                                          $104,000
   E1  Highest Anniversary Value                                    10/1/2020             (= greater of C1 and D)
                                                                                          $110,250
   E2  5% Annual Increase Amount                                 As of 10/1/2020          (= A - 1.05 - 1.05)
                                                                                          $110,250
   E3  Death Benefit                                                10/1/2020             (= greater of E1 and E2)
    F  Withdrawal                                                   10/2/2020             $  9,000
                                                                                                          10%
    G  Percentage Reduction in Account Balance                      10/2/2020             (= F/D)
                                                                                          $ 81,000
    H  Account Balance after Withdrawal                             10/2/2020             (= D-F)
                                                                                          $ 93,600
   I1  Highest Anniversary Value reduced for Withdrawal          As of 10/2/2020          (= E1-(E1 - G))
                                                                                                        $ 99,238
                                                                                                   (= E2 -- (E2 - G).
                                                                                          Note: E2 includes additional day of
   I2  5% Annual Increase Amount reduced for Withdrawal          As of 10/2/2020                    interest at 5%)
                                                                                          $ 99,238
   I3  Death Benefit                                                10/2/2020             (= greatest of H, I1 and I2)



Notes to Example



Purchaser is age 60 at issue.



Any Withdrawal Charge withdrawn from the Account Balance is included when determining the percentage of Account Balance withdrawn.

---------------------------


The Account Balances on 10/1/2020 and 10/02/2020 are assumed to be equal prior to the withdrawal.




All amounts are rounded to the nearest dollar.



The Enhanced Death Benefit I



The Enhanced Death Benefit I is no longer available for purchase. The Enhanced Death Benefit I ("EDBI") was available (subject to investment allocation restrictions) if You were age 75 or younger at the effective date of your Contract and You had not elected any optional living benefit (other than the GMIB Plus II, which is also known as the "Predictor Plus II" in our sales literature and advertising ). The Enhanced Death Benefit I is not available in the State of Oregon or with a B Plus Class or C Class Contract in Washington or New York State.




Description of the Enhanced Death Benefit I



If you selected the Enhanced Death Benefit I, the amount of the death benefit will be the greater of:



(1) The Account Balance; or


(2) The Death Benefit Base.



The Death Benefit Base provides protection against adverse investment experience. It guarantees that the death benefit will not be less than the greater of: (1) the highest Account Balance on any Contract Anniversary (adjusted for withdrawals), or (2) the amount of your initial investment (adjusted for withdrawals), accumulated at 5%.



The Death Benefit Base is the greater of (a) or (b) below:


  (a) Highest Anniversary Value: On the date we issue your Contract, the Highest Anniversary Value is equal to your initial purchase payment. Thereafter, the Highest Anniversary Value will be increased by subsequent purchase payments and reduced proportionately by the percentage reduction in Account Balance attributable to each partial withdrawal -(including any applicable Withdrawal Charge). The percentage reduction in Account Balance is the dollar amount of the withdrawal (including any applicable Withdrawal Charge) divided by the Account Balance immediately preceding such withdrawal. On each Contract Anniversary prior to your 81st birthday, the Highest Anniversary Value will be recalculated to equal the greater of the Highest Anniversary Value before the recalculation or the Account Balance on the date of the recalculation.


  (b) Annual Increase Amount: On the date we issue your Contract, the Annual Increase Amount is equal to your initial purchase payment. All purchase payments received within 120 days of the date we issue your Contract will be treated as part of the initial purchase payment for this purpose. Thereafter, the Annual Increase Amount is equal to (i) less (ii), where:


     (i) is purchase payments accumulated at the Annual Increase Rate (as defined below) from the date the purchase payment is made; and


     (ii) is withdrawal adjustments (as defined below) accumulated at the Annual Increase Rate.



The Highest Anniversary Value and Annual Increase Amount are calculated independently of each other. When the Highest Anniversary Value is recalculated and set equal to the Account Balance, the Annual Increase Amount is not set equal to the Account Balance. See "Optional Step-Up" below for a feature that can be used to reset the Annual Increase Amount to the Account Balance.

                                                    ---------------------------

ANNUAL INCREASE RATE. As noted above, we calculate a Death Benefit Base under the EDB I that helps determine the amount of the death benefit. One of the factors used in calculating the Death Benefit Base is called the "annual increase rate."



Through the Contract Anniversary immediately prior to your 91st birthday, the Annual Increase Rate is 5%.



On the first Contract Anniversary, "at the beginning of the Contract Year" means on the issue date, on a later Contract Anniversary, "at the beginning of the Contract Year" means on the prior Contract Anniversary.



After the Contract Anniversary immediately prior to the owner's 91st birthday, the Annual Increase Rate is 0%.



WITHDRAWAL ADJUSTMENTS. Withdrawal adjustments in a Contract Year are determined according to (a) or (b):


  (a) The withdrawal adjustment for each withdrawal in a Contract Year is the value of the Annual Increase Amount immediately prior to the withdrawal multiplied by the percentage reduction in Account Balance attributable to that partial withdrawal (including any applicable Withdrawal Charge); or


  (b)(1) If total withdrawals in a Contract Year are not greater than the Annual Increase Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year; (2) if the withdrawals occur before the Contract Anniversary immediately prior to your 91st birthday; and (3) if these withdrawals are payable to the Contract Owner (or to the Annuitant, if the Contract Owner is a non-natural person) or to another payee we agree to, the total withdrawal adjustments for that Contract Year will be set equal to the dollar amount of total withdrawals (including any applicable Withdrawal Charge) in that Contract Year. These withdrawal adjustments will replace the withdrawal adjustments defined in (a), immediately above, and will be treated as though the corresponding withdrawals occurred at the end of that Contract Year.



As described in (a) above, if in any Contract Year You take cumulative withdrawals that exceed the Annual Increase Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year, the Annual Increase Amount will be reduced in the same proportion that the entire withdrawal (including any applicable Withdrawal Charge) reduced the Account Balance. This reduction may be significant, particularly when the Account Balance is lower than the Annual Increase Amount, and could have the effect of reducing or eliminating the value of the death benefit under the EDB -I. Complying with the three conditions described in (b) immediately above (including limiting your cumulative withdrawals during a Contract Year to not more than the Annual Increase Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year) will result in dollar-for-dollar treatment of the withdrawals.



The Highest Anniversary Value does not change after the Contract Anniversary immediately preceding your 81st birthday, except that it is increased for each subsequent purchase payment and reduced proportionately by the percentage reduction in Account Balance attributable to each subsequent withdrawal (including any applicable Withdrawal Charge). The Annual Increase Amount does not change after the Contract Anniversary immediately preceding your 91st birthday, except that it is increased for each subsequent purchase payment and reduced by the withdrawal adjustments described above.



For Contracts for which applications and necessary information were received at your Administrative Office on or before May 1, 2009, we offered a version of the EDB I that is no longer available. The prior version is the same as the current version except that the annual increase rate for the Annual Increase Amount and for withdrawal adjustments is 6%, with respect to section 2(a) above, different investment allocation restrictions apply and different charges apply.

---------------------------

TAXES. Withdrawals of taxable amounts will be subject to ordinary income tax and, if made prior to age 59 1/2, a 10% Federal income tax penalty may apply.



OPTIONAL STEP-UP. On each Contract Anniversary as permitted, You may elect to reset the Annual Increase Amount to the Account Balance. An Optional Step-Up may be beneficial if your Account Balance has grown at a rate above the Annual Increase Rate -or the Annual Increase Amount (5%). As described below, an Optional Step-Up resets the Annual Increase Amount to the Account Balance. After an Optional Step-Up, the Annual Increase Rate will be applied to the new, higher Annual Increase Amount and therefore the amount that may be withdrawn without reducing the Annual Increase Amount on a proportionate basis will increase. HOWEVER, IF YOU ELECT TO RESET THE ANNUAL INCREASE AMOUNT, WE MAY RESET THE EDB I CHARGE TO A RATE THAT DOES NOT EXCEED THE LOWER OF: (A) THE MAXIMUM OPTIONAL STEP-UP CHARGE -(1.50%) OR (B) THE CURRENT RATE THAT WE WOULD CHARGE FOR THE SAME OPTIONAL BENEFIT AVAILABLE FOR NEW CONTRACT PURCHASES AT THE TIME OF THE OPTIONAL STEP-UP.



An Optional Step-Up is permitted only if: (1) the Account Balance exceeds the Annual Increase Amount immediately before the step-up; and (2) the Contract Owner (or oldest Joint Contract Owner or Annuitant if the Deferred Annuity is owned by a non-natural person) is not older than age 80 on the date of the Optional Step-Up. If your Deferred Annuity has both the GMIB Plus II optional benefit and the EDB -I optional benefit, and You would like to elect an Optional Step-Up, You must elect an Optional Step-Up for both optional benefits. You may not elect an Optional Step-Up for only one of the two optional benefits. Upon the Optional Step-Up, we may reset the optional benefit charge, as described above, on one or both optional benefits.



You may elect either: (1) a one-time Optional Step-Up at any Contract Anniversary provided the above requirements are met, or (2) Optional Step-Ups to occur under the Automatic Annual Step-Up. If You elect Automatic Annual Step-Ups, on any Contract Anniversary while this election is in effect, the Annual Increase Amount will reset to the Account Balance automatically, provided the above requirements are met. The same conditions described above will apply to each Automatic Step-Up. You may discontinue this election at any time by notifying us in writing, at your Administrative Office (or by any other method acceptable to us), at least 30 days prior to the Contract Anniversary on which an Optional Step-Up may otherwise occur. Otherwise, it will remain in effect through the seventh Contract Anniversary following the date You make this election, at which point You must make a new election if You want Automatic Annual Step-Ups to continue. If You discontinue or do not re-elect the Automatic Annual Step-Ups, no Optional Step-Up will occur automatically on any subsequent Contract Anniversary unless You make a new election under the terms described above. (If You discontinue Automatic Annual Step-Ups, the optional benefit (and the charge) will continue, and You may choose to elect a one time Optional Step-Up or reinstate Automatic Annual Step-Ups as described above.)



We must receive your request to exercise the Optional Step-Up in writing, or any other method acceptable to us. We must receive your request prior to the Contract Anniversary for an Optional Step-Up to occur on that Contract Anniversary.



The Optional Step-Up:


  a) resets the Annual Increase Amount to the Account Balance on the Contract Anniversary following the receipt of an Optional Step-Up election; and


  b) may reset the EDB I charge to a rate that does not exceed the lower of:
     (a) the maximum Optional Step-Up charge (1.50%) or (b) the current rate that we would charge for the same optional benefit available for new Contract purchases at the time of the Optional Step-Up.

                                                    ---------------------------

In the event that the charge applicable to Deferred Annuity purchases at the time of the step-up is higher than your current charge, You will be notified in writing a minimum of 30 days in advance of the applicable Contract Anniversary and be informed that You may choose to decline the Automatic Annual Step-Up. If You -choose to decline the Automatic Annual Step-Up, You must notify us in writing at your Administrative Office no less than seven calendar days prior to the applicable Contract Anniversary. Once You notify us of your decision to decline the Automatic Annual Step-Up, You will no longer be eligible for future Automatic Annual Step-Ups until You notify us in writing at your Administrative Office that You wish to reinstate the step-ups. This reinstatement will take effect at the next Contract Anniversary after we receive your request for reinstatement.



On the date of the Optional Step-Up, the Account Balance on that day will be treated as a single purchase payment received on the date of the step-up for purposes of determining the Annual Increase Amount after the step-up. All purchase payments and withdrawal adjustments previously used to calculate the annual increase amount will be set equal to zero on the date of the step-up.



INVESTMENT ALLOCATION RESTRICTIONS. If You elect the EDB I, there are certain investment allocation restrictions. Please see "Investment Allocation Restrictions For Certain Optional Benefits."



If You elect the EDB I, You may not participate in the Equity Generator or the Allocator. However, You may elect to participate in the Enhanced Dollar Cost Averaging ("EDCA") program, provided that your destination investment choices are selected in accordance with the investment allocation restrictions.



CURRENT RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS. Subsequent purchase payments under the EDB I are restricted as described in "Your Investment Choices -- Restrictions on Subsequent Purchase Payments -- GMIB I, GMIB Plus I, GMIB Plus II, GWB I, Enhanced GWB, LWG I, LWG II, GMAB and EDB I."



TERMINATING THE EDB I. The EDB I will terminate upon the earliest of:


  (a) The date You make a total withdrawal of your Account Balance (a pro-rata portion of the optional benefit charge will be assessed);


  (b) The date there are insufficient funds to deduct the -annual optional benefit charge from your Account Balance;


  (c) The date You elect to receive income payments under your Contract (a pro-rata portion of the -annual optional benefit charge will be assessed);


  (d) A change of the Contract Owner or Joint Contract Owner (or Annuitant, if the Contract Owner is a non-natural person), subject to our administrative procedures (a pro rata portion of the -annual optional benefit charge will be assessed);


  (e) The date You assign your Contract, subject to our administrative procedures (a pro rata portion of the -annual optional benefit charge will be assessed);


  (f) The date the death benefit amount is determined (excluding the determination of the death benefit amount under the spousal continuation option); or


  (g) Termination of the Deferred Annuity to which the benefit is attached.

---------------------------

Under our current administrative procedures, we will waive the termination of the Enhanced Death Benefit I if You assign a portion of the Contract under the following limited circumstances: if the assignment is solely for your benefit on account of your direct transfer of the Account Balance under Section 1035 of the Code to fund premiums for a long term care insurance policy or purchase payments for an annuity Contract issued by an insurance company which is not our affiliate and which is licensed to conduct business in any state. All such direct transfers are subject to any applicable Withdrawal Charges.



THE EDB I AND ANNUITIZATION. Since the annuity date at the time You purchase the Deferred Annuity is the later of age 90 of the Annuitant or 10 years after issue of your Deferred Annuity, You must make an election if You would like to extend your annuity date to the latest date permitted (subject to restrictions that may apply in your state and our current established administrative procedures). If You elect to extend your annuity date to the latest date permitted, and that date is reached, your Deferred Annuity must be annuitized (see "Pay-Out Options (or Income Options)"), or You must make a complete withdrawal of your Account Balance. Generally, once your Deferred Annuity is annuitized, You are ineligible to receive the death benefit selected. However, for Deferred Annuities purchased with an EDB I, if You annuitize at the latest date permitted, You must elect one of the following options:


(1) Annuitize the Account Balance under the Deferred Annuity's pay-out option provisions; or


(2) Elect to receive income payments determined by applying the Death Benefit Base to the greater of the guaranteed annuity rates for the Deferred Annuity at the time of purchase or the current annuity rates applicable to this class of Deferred Annuity. If You die before the complete return of the Death Benefit Base, your Beneficiary will receive a lump sum equal to the death benefit determined at annuitization less income payments already paid to the Contract Owner.



If You fail to select one of the above options, we will annuitize your Deferred Annuity under the Lifetime Income Annuity with a 10-Year Guarantee Period -income payment type, unless the payment under option (2) above is greater, in which case we will apply option (2) to your Deferred Annuity.



EDB I -- Examples


The purpose of these examples is to illustrate the operation of the Death Benefit Base under the EDB I.


(1)   Withdrawal Adjustments to Annual Increase Amount


   Dollar-for-dollar adjustment when withdrawal is less than or equal to 5% of
   ---------------------------------------------------------------------------
   the Annual Increase Amount from the prior Contract Anniversary
   --------------------------------------------------------------


   Assume the initial purchase payment is $100,000 and the EDB I is selected. Assume that during the first Contract Year, $5,000 is withdrawn. Because the withdrawal is less than or equal to 5% of the Annual Increase Amount from the prior Contract Anniversary, the Annual Increase Amount is reduced by the withdrawal on a dollar-for-dollar basis to $100,000 ($100,000 increased by 5% per year, compounded annually, less $5,000 = $100,000). Assuming no other purchase payments or withdrawals are made before the second Contract Anniversary, the Annual Increase Amount at the second Contract Anniversary will be $105,000 ($100,000 increased by 5% per year, compounded annually).


   Proportionate adjustment when withdrawal is greater than 5% of the Annual
   -------------------------------------------------------------------------
   Increase Amount from the prior Contract Anniversary
   ---------------------------------------------------


   Assume the initial purchase payment is $100,000 and the EDB I is selected. Assume the Account Balance at the first Contract Anniversary is $100,000. The Annual Increase Amount at the first Contract Anniversary will be $105,000 ($100,000 increased by 5% per year, compounded annually). Assume that on the first Contract Anniversary, $10,000 is withdrawn (leaving an account balance of $90,000). Because the withdrawal is greater

                                                    ---------------------------

   than 5% of the Annual Increase Amount from the prior Contract Anniversary, the Annual Increase Amount is reduced by the value of the Annual Increase Amount immediately prior to the withdrawal ($105,000) multiplied by the percentage reduction in the Account Balance attributed to that withdrawal (10%). Therefore, the new Annual Increase Amount is $94,500 ($105,000 x 10% = $10,500; $105,000 - $10,500 = $94,500). Assuming no other purchase payments or withdrawals are made before the second Contract Anniversary, the Annual Increase Amount at the second Contract Anniversary will be $99,225 ($94,500 increased by 5% per year, compounded annually).


(2)   The Annual Increase Amount


     Example
     -------


   Assume the Contract Owner is a male, age 55 at issue, and he elects the EDB
   I. He makes an initial purchase payment of $100,000, and makes no additional purchase payments or partial withdrawals. On the Contract issue date, the Annual Increase Amount is equal to $100,000 (the initial purchase payment). The Annual Increase Amount is calculated at each Contract Anniversary (through the Contract Anniversary on or following the Contract Owner's 90th birthday). At the tenth Contract Anniversary, when the Contract Owner is age 65, the Annual Increase Amount is $162,889 ($100,000 increased by 5% per year, compounded annually). See section (3) below for an example of the calculation of the Highest Anniversary Value.


     Determining a death benefit based on the Annual Increase Amount
     ---------------------------------------------------------------


   Assume that You make an initial purchase payment of $100,000. Prior to annuitization, your Account Balance fluctuates above and below your initial purchase payment depending on the investment performance of the Divisions You selected. The Annual Increase Amount, however, accumulates an amount equal to your purchase payments at the Annual Increase Rate of 5% per year, until the Contract Anniversary on or following the Contract Owner's 90th birthday. The Annual Increase Amount is also adjusted for any withdrawals (including any applicable Withdrawal Charge) made during this period. The Annual Increase Amount is the value upon which a future death benefit amount can be based (if it is greater than the Highest Anniversary Value and Account Balance on the date the death benefit amount is determined).


(3)   The Highest Anniversary Value


     Example
     -------


   Assume, as in the example in section (2) above, the Contract Owner is a male, age 55 at issue, and he elects the EDB I. He makes an initial purchase payment of $100,000, and makes no additional purchase payments or partial withdrawals. On the Contract issue date, the Highest Anniversary Value is equal to $100,000 (the initial purchase payment). Assume the Account Balance on the first Contract Anniversary is $108,000 due to good market performance. Because the Account Balance is greater than the Highest Anniversary Value ($100,000), the Highest Anniversary Value is set equal to the Account Balance ($108,000). Assume the Account Balance on the second Contract Anniversary is $102,000 due to poor market performance. Because the Account Balance is less than the Highest Anniversary Value ($108,000), the Highest Anniversary Value remains $108,000.


   Assume this process is repeated on each Contract Anniversary until the tenth Contract Anniversary, when the Account Balance is $155,000 and the Highest Anniversary Value is $150,000. The Highest Anniversary Value is set equal to the Account Balance ($155,000).


     Determining a death benefit based on the Highest Anniversary Value
     ------------------------------------------------------------------


   Prior to annuitization, the Highest Anniversary Value begins to lock in growth. The Highest Anniversary Value is adjusted upward each Contract Anniversary if the Account Balance at that time is greater than the amount

---------------------------

   of the current Highest Anniversary Value. Upward adjustments will continue until the Contract Anniversary immediately prior to the Contract Owner's 81st birthday. The Highest Anniversary Value also is adjusted for any withdrawals taken (including any applicable Withdrawal Charge) or any additional payments made. The Highest Anniversary Value is the value upon which a future death benefit amount can be based (if it is greater than the Annual Increase Amount and Account Balance on the date the death benefit amount is determined).


(4)   Putting It All Together


     Example
     -------


   Continuing the examples in sections (2) and (3) above, assume the Contract Owner dies after the tenth Contract Anniversary but prior to the eleventh Contract Anniversary, and on the date the death benefit amount is determined, the Account Balance is $150,000 due to poor market performance.Because the -5% Annual Increase Amount ($162,889) is greater than the Highest Anniversary Value ($155,000), the -5% Annual Increase Amount ($162,889) is used as the Death Benefit Base. Because the Death Benefit Base ($162,889) is greater than the Account Balance ($150,000), the Death Benefit Base will be the death benefit amount.


   The above example does not take into account the impact of premium taxes and other taxes. The Death Benefit Base is not available for cash withdrawals and is only used for purposes of calculating the death benefit amount and the charge for the benefit.


(5)   The Optional Step-Up


   Assume your initial purchase payment is $100,000 and no withdrawals are taken. The Annual Increase Amount increases to $105,000 on the first anniversary ($100,000 increased by 5% per year, compounded annually). Assume your Account Balance at the first Contract Anniversary is $110,000 due to good market performance, and You elect an Optional Step-Up.


     The effect of the Optional Step-Up election is:


   (1)   The Annual Increase Amount resets from $105,000 to $110,000; and


   (2) The EDB I charge is reset to the fee we charge new Contract Owners for the EDB I at that time.


   The Annual Increase Amount increases to $115,500 on the second anniversary ($110,000 increased by 5% per year, compounded annually). Assume your Account Balance at the second Contract Anniversary is $112,000 due to poor market performance. You may NOT elect an Optional Step-Up at this time, because the Account Balance is less than the Annual Increase Amount.


(6)   The Optional Step-Up: Automatic Annual Step-Up


   Assume your initial purchase payment is $100,000 and no withdrawals are taken. The Annual Increase Amount increases to $105,000 on the first anniversary ($100,000 increased by 5% per year, compounded annually). Assume your Account Balance at the first Contract Anniversary is $110,000 due to good market performance, and You elected Optional Step-Ups to occur under the Automatic Annual Step-Up feature prior to the first Contract Anniversary. Because your Account Balance is higher than your Annual Increase Amount, an Optional Step-Up will automatically occur.


     The effect of the Optional Step-Up is:


   (1) The Annual Increase Amount automatically resets from $105,000 to $110,000; and


   (2) The EDB I charge is reset to the fee we charge new Contract Owners for the EDB I at that time.


   The Annual Increase Amount increases to $115,500 on the second anniversary ($110,000 increased by 5% per year, compounded annually). Assume your Account Balance at the second Contract Anniversary is $120,000

                                                    ---------------------------

   due to good market performance, and You have not discontinued the Automatic Annual Step-Up feature. Because your Account Balance is higher than your Annual Increase Amount, an Optional Step-Up will automatically occur.


     The effect of the Optional Step-Up is:


   (1) The Annual Increase Amount automatically resets from $115,500 to $120,000; and


   (2) The EDB I charge is reset to the fee we charge new Contract Owners for the EDB I at that time.


   Assume your Account Balance increases by $10,000 at each Contract Anniversary in years three through seven. At each Contract Anniversary, your Account Balance would exceed the Annual Increase Amount and an Optional Step-Up would automatically occur (provided You had not discontinued the Automatic Annual Step-Up feature, and other requirements were met).


     The effect of the Optional Step-Up is:


   (1) The Annual Increase Amount automatically resets to the higher Account Balance; and


   (2) The EDB I charge is reset to the fee we charge new Contract Owners for the EDB I at that time.


   After the seventh Contract Anniversary, the initial Automatic Annual Step-Up election expires. Assume You do not make a new election of the Automatic Annual Step-Up. The Annual Increase Amount increases to $178,500 on the eighth anniversary ($170,000 increased by 5% per year, compounded annually). Assume your Account Balance at the eighth Contract Anniversary is $160,000 due to poor market performance. An Optional Step-Up is NOT permitted because your Account Balance is lower than your Annual Increase Amount. However, because the Optional Step-Up has locked-in previous gains, the Annual Increase Amount remains at $178,500 despite poor market performance, and, provided the optional benefit continues in effect, will continue to grow at 5% annually (subject to adjustments for additional purchase payments and/or withdrawals) through the Contract Anniversary on or after your 90th birthday. Also, note the EDB I charge remains at its current level.



Earnings Preservation Benefit


You may purchase this benefit at application. The Earnings Preservation Benefit is intended to provide additional amounts at death to pay expenses that may be due upon your death. We do not guarantee that the amounts provided by the Earnings Preservation Benefit will be sufficient to cover any such expenses that your heirs may have to pay.



This benefit provides that an additional death benefit is payable equal to:



The difference between


1. Your death benefit (either the basic death benefit or an optional death benefit for which You pay an additional charge); and


2. Total purchase payments not withdrawn. In this case, partial withdrawals are first applied against earnings and then purchase payments, or



On or after the Contract Anniversary immediately preceding your 81st birthday, the additional death benefit that is payable is equal to:


1. The difference between

---------------------------

  a. Your death benefit amount on the Contract Anniversary immediately preceding your 81st birthday, plus subsequent purchase payments made after each Contract Anniversary, reduced proportionately by the percentage reduction in Account Balance attributable to each subsequent partial withdrawal (including any applicable Withdrawal Charge); and


  b. Total purchase payments not withdrawn. In this case, partial withdrawals are first applied against earnings and then purchase payments.


2. In each case, multiplied by the following percentage, depending upon your age when You purchased the Contract:



Purchase Age                                    Percentage
  Ages 69 or younger                               40%
  Ages 70-79 - - - - - - - - - - -                 25%
  Ages 80 and above                                0%


You may not purchase this benefit if You are 80 years of age or older.



For purposes of the above calculation, purchase payments increase the Account Balance on a dollar for dollar basis. Partial withdrawals, however, reduce Account Balance proportionately, that is, the percentage reduction is equal to the dollar amount of the withdrawal plus applicable Withdrawal Charges divided by the Account Balance immediately before the withdrawal.



If the spouse continues the Contract, the spouse can choose one of the following two options:


  o Continue the Earnings Preservation Benefit. The additional death benefit is calculated in the same manner as above except the calculation takes into account the surviving spouse's age for purposes of determining what is the Contract Anniversary prior to the 81st birthday. In this case, the benefit is paid as of the death of the surviving spouse, rather than the first spouse.


  o Stop the Earnings Preservation Benefit. The Account Balance is reset to equal the death benefit plus the additional death benefit on the date the spouse continues the Contract. The Earnings Preservation Benefit will cease and the Separate Account charge will be reduced by 0.25%.



If we do not receive notification from the surviving spouse either to elect to continue or to discontinue the Earnings Preservation Benefit within 90 days of notice to us of the death of a spouse, we will treat the absence of a notification as if the Earnings Preservation Benefit had been discontinued and the amount of the benefits will be added to the Account Balance.



If You are a natural person and You change ownership of the Deferred Annuity to someone other than your spouse, this benefit is calculated in the same manner except (1) purchase payments (for the purpose of calculating the Earnings Preservation Benefit) are set equal to the Account Balance on the date of the change in Contract Owner (gain is effectively reset to zero) and (2) the percentage from the table above is based on the age of the new Contract Owner as of the date of the change in Contract Owner.



If You are a non-natural person, the life of the Annuitant is the basis for determining the additional death benefit. If there are Joint Contract Owners, the oldest of the two will be used as a basis for determining the additional death benefit.

                                                    ---------------------------

The Earnings Preservation Benefit is available for an additional charge of 0.25% annually of the average daily value of the amount You have in the Separate Account.



                                    EXAMPLE:




                                             Date            Amount
                                         ----------- ----------------------
  A   Purchase Payments Not Withdrawn    10/1/2019   $100,000
  B   Death Benefit                      10/1/2020   $105,000
                                                     $  2,000
  C   Additional Death Benefit           10/1/2020   (= 40% - (B -  A))
  D   Account Balance                    10/1/2021   $ 90,000
  E   Withdrawal                         10/2/2021   $  9,000
                                                     $ 81,000
  F   Account Balance after Withdrawal   10/2/2021   (= D -  E)
  G   Purchase Payments Not Withdrawn    10/2/2021   $ 91,000
                                                          (= A -  E,
                                                       because there is
                                                          no gain at
                                                     time of withdrawal)
  H   Death Benefit                      10/2/2021   $ 99,238
                                                     $  3,295
  I   Additional Death Benefit                       (= 40% - (H -  G))



Notes to Example



Purchaser is age 60 at issue.



Any Withdrawal Charge from the Account Balance is included when determining the percentage of Account Balance withdrawn.



All amounts are rounded to the nearest dollar.



Living Benefits



Overview of Living Benefits


We offer a suite of optional living benefits that, for an additional charge, offer protection against market risk (the risk that your investments may decline in value or underperform your expectations). Only one version of these optional benefits may be elected, and the optional benefit must be elected at Contract issue. These optional benefits are described briefly below. Please see the more detailed description that follows for important information on the costs, restrictions and availability of each optional benefit.

---------------------------


               Guaranteed Income                           Guaranteed Withdrawal
                   Benefits                                      Benefits
---------------------------------------------- --------------------------------------------
 o Guaranteed Minimum Income Benefit           o Lifetime Withdrawal Guarantee (LWG I
  Plus (GMIB Plus I and GMIB Plus II or, the   and LWG II)
  Predictor Plus, or Predictor Plus I and      o Enhanced Guaranteed Withdrawal Benefit
  Predictor Plus II)                           (Enhanced GWB)
 o Guaranteed Minimum Income Benefit           o Guaranteed Withdrawal Benefit (GWB I)
  (GMIB I and GMIB II or the Predictor)

  Our guaranteed income benefits are           These optional benefits are designed to
  designed to allow You to invest your         guarantee that at least the entire amount
  Account Balance in the market while at       of purchase payments You make will be
  the same time assuring a specified           returned to You through a series of
  guaranteed, level of minimum fixed           withdrawals (without annuitizing),
  income payments if You elect to              regardless of investment performance, as
  annuitize. The fixed annuity payment         long as withdrawals in any Contract Year
  amount is guaranteed regardless of           do not exceed the maximum amount
  investment performance or the actual         allowed. With the LWG, You get the same
  Account Balance at the time You elect        benefits, but in addition, if You make
  pay-outs. Prior to exercising this benefit   your first withdrawal on or after the date
  and annuitizing your Contract, You may       You reach age 59 1/2, You are guaranteed
  make withdrawals up to a maximum             income for your life (and, for states other
  level specified in the rider and still       than New York, the life of your spouse, if
  maintain the benefit amount. (GMIB I         the Joint Life version was elected and the
  and GMIB II were formerly known as           spouse elects to continue the Contract is
  "Versions I and Versions II of the           at least age 59 1/2 at spousal
  Guaranteed Minimum Income Benefit";          continuation), even after the entire
  and GMIB Plus I was formerly known as        amount of purchase payments has been
  "Version III of the Guaranteed Minimum       returned. (GWBI was formerly known as
  Income Benefit".)                            "Version I of the Guaranteed Withdrawal
                                               Benefit"; Enhanced GWB was formerly
                                               known as "Version II of the Guaranteed
                                               Withdrawal Benefit"; and LWG I was
                                               formerly known as "Version III - the
                                               Lifetime Withdrawal Guarantee Benefit".)




               Guaranteed Income                     Guaranteed Asset Accumulation
                   Benefits                                     Benefit
---------------------------------------------- ----------------------------------------
 o Guaranteed Minimum Income Benefit           o Guaranteed Minimum Accumulation
  Plus (GMIB Plus I and GMIB Plus II or, the   Benefit (GMAB)
  Predictor Plus, or Predictor Plus I and
  Predictor Plus II)
 o Guaranteed Minimum Income Benefit
  (GMIB I and GMIB II or the Predictor)

  Our guaranteed income benefits are           GMAB is designed to guarantee that your
  designed to allow You to invest your         Account Balance will not be less than a
  Account Balance in the market while at       minimum amount at the end of the
  the same time assuring a specified           10-year waiting period.
  guaranteed, level of minimum fixed           The amount of the guarantee depends on
  income payments if You elect to              which of three permitted Divisions You
  annuitize. The fixed annuity payment         select.

  amount is guaranteed regardless of
  investment performance or the actual
  Account Balance at the time You elect
  pay-outs. Prior to exercising this benefit and annuitizing your Contract, You may make withdrawals up to a maximum level specified in the rider and still maintain the benefit amount. (GMIB I and GMIB II were formerly known as "Versions I and Versions II of the
  Guaranteed Minimum Income Benefit";
  and GMIB Plus I was formerly known as
  "Version III of the Guaranteed Minimum
  Income Benefit".)



Guaranteed Income Benefits


At the time You buy the Contract, You may elect a guaranteed income benefit ("GMIB") for an additional charge. Each version of this optional benefit is designed to guarantee a predictable, minimum level of fixed income payments, regardless of investment performance of your Account Balance during the pay-in phase. However, if applying your actual Account Balance at the time You annuitize the Contract to then-current annuity purchase rates (outside of the optional benefit) produces higher income payments, You will receive the higher payments, and thus You will have paid for the optional benefit even though it was not used. Also, prior to exercising the optional benefit, You may make specified withdrawals that reduce your income base (as explained below) during the pay-in phase and still leave the optional benefit guarantees intact, provided the conditions of the optional benefit are met. Your registered representative can provide You an illustration of the amounts You would receive, with or without withdrawals, if You exercised the optional benefit.



There are four versions of the GMIB that have been available with this Contract, GMIB Plus II, GMIB Plus I, GMIB II and GMIB I. None of the GMIBs are available for sale.

                                                    ---------------------------

There may be versions of each optional guaranteed income benefit that vary by issue date and state availability. In addition, a version may become available (or unavailable) in different states at different times. Please check with your registered representative regarding which version(s) are available in your state. If You have already been issued a Contract, please check your Contract and optional benefits for the specific provisions applicable to You.



You may not have this optional benefit and another optional living benefit (LWG, GWB or GMAB) in effect at the same time. Once elected, the optional benefit cannot be terminated except as discussed below.



FACTS ABOUT GUARANTEED INCOME BENEFITS



INCOME BASE AND GMIB INCOME PAYMENTS. Under all versions of the GMIB, we calculate an "income base" (as described below) that determines, in part, the minimum amount You receive as an income payment upon exercising the GMIB and annuitizing the Contract. It is important to recognize that this income base is not available for cash withdrawals and does not establish or guarantee your Account Balance or a minimum return for any Division. After a minimum 10-year waiting period, and then only within 30 days following a Contract Anniversary, You may exercise the benefit. We then will apply the income base calculated at the time of exercise to the GMIB Annuity Table (as described below) specified in the optional benefit in order to determine your minimum guaranteed lifetime fixed monthly income payments (your actual payment may be higher than this minimum if, as discussed above, the base Contract under its terms would provide a higher payment).



THE GMIB ANNUITY TABLE. The GMIB Annuity Table is specified in the rider. For GMIB Plus II, this table is calculated based on the Annuity 2000 Mortality Table with a 10-year age set back with interest of 1.5% per year. This table is calculated based on the Annuity 2000 Mortality Table with a 7-year age set back with interest of 2.5% per year for GMIB I, GMIB II and GMIB Plus I. As with other pay-out types, the amount You receive as an income payment also depends on your age, your sex, (where permitted by state law), and the income type You select. For GMIB Plus II, the annuity rates for attained ages 86 to 90 are the same as those for attained age 85. The annuity rates in the GMIB Annuity Table are conservative and a Withdrawal Charge may be applicable, so the amount of guaranteed minimum lifetime income that the GMIB produces may be less than the amount of annuity income that would be provided by applying your Account Balance on your annuity date to then-current annuity purchase rates.



If You exercise a GMIB, your income payments will be the greater of:


     o the income payment determined by applying the amount of the income base to the GMIB Annuity Table, or


  o the income payment determined for the same income type in accordance with the base Contract. (See "Pay-Out Options (or Income Options)".)



If You choose not to receive income payments as guaranteed under the GMIB, You may elect any of the income options available under the Contract.



OWNERSHIP. If the Owner is a natural person, the Owner must be the Annuitant. If a non-natural person owns the Contract, then the Annuitant will be considered the Owner in determining the income base and GMIB income payments.



If Joint Owners are named, the age of the older Joint Owner will be used to determine the income base and GMIB income payments. For the purposes of the Guaranteed Income Benefits section of the prospectus, "You" always means the Owner, oldest Joint Owner or the Annuitant, if the Owner is a non-natural person.



TAXES. Withdrawals of taxable amounts will be subject to ordinary income tax and, if made prior to age 59 1/2, a 10% Federal income tax penalty may apply.



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GMIB AND DECEDENT CONTRACTS. If You are purchasing this Contract with a nontaxable transfer of the death proceeds of any annuity contract or IRA (or any other tax-qualified arrangement) of which You were the Beneficiary and You are "stretching" the distributions under the Internal Revenue Service ("IRS") required distribution rules, You may not purchase the GMIB.



GMIB AND QUALIFIED CONTRACTS. The GMIB may have limited usefulness in connection with a qualified Contract, such as IRA (See "Federal Tax Considerations"), in circumstances where, due to the 10-year waiting period after purchase (and, for the GMIB Plus II and GMIB Plus I, after an Optional Step-Up), the Owner is unable to exercise the benefit until after the required beginning date of required minimum distributions under the Contract. In such event, required minimum distributions received from the Contract during the 10-year waiting period will have the effect of reducing the income base either on a proportionate or dollar for dollar basis, as the case may be. This may have the effect of reducing or eliminating the value of income payments under the GMIB. You should consult your tax adviser prior to electing the GMIB.



Description of GMIB Plus II


The GMIB Plus II is no longer available for purchase. In states where approved, the GMIB Plus II is available only for Owners up through age 78 and You can only elect the GMIB Plus II at the time You purchase the Contract. The GMIB Plus II is not available in the State of Oregon. The GMIB Plus II may be exercised after a 10-year waiting period and then only within 30 days following a Contract Anniversary, provided that the exercise must occur no later than the 30-day period following the Contract Anniversary on or following the Owner's 90th birthday.



INCOME BASE. The income base is -equal to the greater of (a) or (b) below:


(a) Highest Anniversary Value: On the issue date, the "Highest Anniversary Value" is equal to your initial purchase payment. Thereafter, the Highest Anniversary Value will be increased by subsequent purchase payments and reduced proportionately by the percentage reduction in Account Balance attributable to each subsequent withdrawal (including any applicable Withdrawal Charge). On each Contract Anniversary prior to Your 81st birthday, the Highest Anniversary Value will be recalculated and set equal to the greater of the Highest Anniversary Value before the recalculation or the Account Balance on the date of the recalculation.



The Highest Anniversary Value does not change after the Contract Anniversary immediately preceding Your 81st birthday, except that it is increased for each subsequent purchase payment and reduced proportionally by the percentage reduction in Account Balance attributable to each subsequent withdrawal (including any applicable Withdrawal Charge).


(b) Annual Increase Amount: On the date we issue your Contract, the "Annual Increase Amount" is equal to your initial purchase payment. All purchase payments received within 120 days of the date we issue your Contract will be treated as part of the initial purchase payment for this purpose. Thereafter, the Annual Increase Amount is equal to (i) less (ii), where:


   (i) is purchase payments accumulated at the Annual Increase Rate (as defined below) from the date the purchase payment is made; and


   (ii) is withdrawal adjustments (as defined below) accumulated at the Annual Increase Rate.



The Highest Anniversary Value and Annual Increase Amount are calculated independently of each other. When the Highest Anniversary Value is recalculated and set equal to the Account Balance, the Annual Increase Amount is not set equal to the Account Balance. See "Optional Step-Up" below for a feature that can be used to reset the Annual Increase Amount to the Account Balance.



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FOR DEFERRED ANNUITIES ISSUED IN NEW YORK STATE, THE ANNUAL INCREASE AMOUNT
SHALL NOT EXCEED 270% OF TOTAL PURCHASE PAYMENTS OR, IF GREATER, 270% OF THE ANNUAL INCREASE AMOUNT AS OF THE MOST RECENT OPTIONAL STEP-UP FOR GMIB -PLUS II (SEE "OPTIONAL STEP-UP" BELOW). Each time the Annual Increase Amount is increased by an Optional Step-Up, the limit on the Annual Increase Amount is raised to 270% of the new, higher Annual Increase Amount, if it is greater than 270% of your Purchase Payments.



ANNUAL INCREASE RATE. As noted above, we calculate an income base under the GMIB that helps determine the minimum amount You receive as an income payment upon exercising the optional benefit. One of the factors used in calculating the income base is called the "annual increase rate."



Through the Contract Anniversary immediately prior to the your 91st birthday, the Annual Increase Rate is 5%.



On the first Contract Anniversary, "at the beginning of the Contract Year" means on the issue date; on a later Contract Anniversary, "at the beginning of the Contract Year" means on the prior Contract Anniversary.



During the 30 day period following the Contract Anniversary immediately prior to the your 91st birthday, the annual increase rate is 0%.


WITHDRAWAL ADJUSTMENTS. Withdrawal adjustments in a Contract Year are determined according to (a) or (b):


(a) The withdrawal adjustment for each withdrawal in a Contract Year is the value of the Annual Increase Amount immediately prior to the withdrawal multiplied by the percentage reduction in Account Balance attributable to the withdrawal (including any applicable Withdrawal Charge); or


(b) If total withdrawals in a Contract Year are not greater than the Annual Increase Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year, and if these withdrawals are paid to You (or to the Annuitant, if the Deferred Annuity is owned by a non-natural person) or to another payee we agree to, the total withdrawal adjustments for that Contract Year will be set equal to the dollar amount of total withdrawals (including any applicable Withdrawal Charge) in that Contract Year. These withdrawal adjustments will replace the withdrawal adjustments defined in (a) immediately above and be treated as though the corresponding withdrawals occurred at the end of that Contract Year.



As described in (a) above, if in any Contract Year You take cumulative withdrawals that exceed the Annual Increase Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year, the Annual Increase Amount will be reduced in the same proportion that the entire withdrawal (including any applicable Withdrawal Charge) reduced the Account Balance. This reduction may be significant, particularly when the Account Balance is lower than the Annual Increase Amount, and could have the effect of reducing or eliminating the value of income payments under the GMIB optional benefit. Limiting your cumulative withdrawals during a Contract Year to not more than the Annual Increase Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year, will result in dollar-for-dollar treatment of the withdrawals as described in (b) immediately above.



Partial annuitizations are not permitted.



In determining the GMIB -Plus II income payments, an amount equal to the Withdrawal Charge that would apply upon a complete withdrawal and the amount of any premium taxes and other taxes that may apply will be deducted from the income base. For purposes of calculating the income base, purchase payment credits (i.e., bonus payments) are not included.



OPTIONAL STEP-UP. On each Contract Anniversary as permitted, You may elect to reset the Annual Increase Amount to the Account Balance. An Optional Step-Up may be beneficial if your Account Balance has grown at a rate above the Annual Increase Rate -on the Annual Increase Amount (5%). As described below, an Optional



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Step-Up resets the Annual Increase Amount to the Account Balance. After an
Optional Step-Up, the Annual Increase Rate will be applied to the new, higher Annual Increase Amount and therefore the amount that may be withdrawn without reducing the Annual Increase Amount on a proportionate basis will increase. HOWEVER, IF YOU ELECT TO RESET THE ANNUAL INCREASE AMOUNT, WE WILL ALSO RESTART THE 10-YEAR WAITING PERIOD. IN ADDITION, WE MAY RESET THE RIDER CHARGE TO A RATE THAT DOES NOT EXCEED THE LOWER OF: (A) THE MAXIMUM OPTIONAL STEP-UP CHARGE -(1.50%) OR (B) THE CURRENT RATE THAT WE WOULD CHARGE FOR THE SAME OPTIONAL BENEFIT AVAILABLE FOR NEW CONTRACT PURCHASES AT THE TIME OF THE OPTIONAL STEP-UP.



An Optional Step-Up is permitted only if: (1) the Account Balance exceeds the Annual Increase Amount immediately before the reset; and (2) the Contract Owner (or oldest Joint Contract Owner or Annuitant if the Contract is owned by a non-natural person) is not older than age 80 on the date of the Optional Step-Up. If your Deferred Annuity has both the GMIB Plus II and the EDB I, and You would like to elect an Optional Step-Up, You must elect an Optional Step-Up for both optional benefits. You may not elect an Optional Step-Up for only one of the two optional benefits. Upon the Optional Step-Up, we may reset the optional benefit charge, as described above, on one or both optional benefits.



You may elect either: (1) a one-time Optional Step-Up at any Contract Anniversary provided the above requirements are met, or (2) Optional Step-Ups to occur under the Automatic Annual Step-Up. If You elect Automatic Annual Step-Ups, on any Contract Anniversary while this election is in effect, the Annual Increase Amount will reset to the Account Balance automatically, provided the above requirements are met. The same conditions described above will apply to each Automatic Step-Up. You may discontinue this election at any time by notifying us in writing, at your Administrative Office (or by any other method acceptable to us), at least 30 days prior to the Contract Anniversary on which a step-up may otherwise occur. Otherwise, it will remain in effect through the seventh Contract Anniversary following the date You make this election, at which point You must make a new election if You want Automatic Annual Step-Ups to continue. If You discontinue or do not re-elect the Automatic Annual Step-Ups, no Optional Step-Up will occur automatically on any subsequent Contract Anniversary unless You make a new election under the terms described above. (If You discontinue Automatic Annual Step-Ups, the optional benefit (and charge) will continue, and You may choose to elect a one time Optional Step-Up or reinstate Automatic Annual Step-Ups as described above.)



We must receive your request to exercise the Optional Step-Up in writing, at your Administrative Office, or by any other method acceptable to us. We must receive your request prior to the Contract Anniversary for an Optional Step-Up to occur on that Contract Anniversary.



The Optional Step-Up:


(1) resets the Annual Increase Amount to the Account Balance on the Contract Anniversary following the receipt of an Optional Step-Up election;


(2) resets the waiting period to exercise the GMIB Plus II to the 10th Contract Anniversary following the date the Optional Step-Up took effect;


(3) For Contracts issued in New York State only, may reset the maximum Annual Increase Amount to a percentage (270%) multiplied by the Annual Increase Amount calculated in (1) above, if greater than the maximum Annual Increase Amount immediately before the Optional Step-Up; and


(4) may reset the charge to a rate that does not exceed the lower of: (a) the maximum Optional Step-Up charge -(1.50%) or (b) the current rate that we would charge for the same optional benefit available for new Contract purchases at the time of the Optional Step-Up.



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In the event that the charge applicable to Deferred Annuity purchases at the time of the step-up is higher than your current charge, we will notify You in writing a minimum of 30 days in advance of the applicable Contract Anniversary and inform You that You may choose to decline the Automatic Annual Step-Up. If You decline the Automatic Annual Step-Up, You must notify us in accordance with our administrative procedures (currently we require You to submit your request in writing to your Administrative Office no less than seven calendar days prior to the applicable Contract Anniversary). Once You notify us of your decision to decline the Automatic Annual Step-Up, You will no longer be eligible for future Automatic Annual Step-Ups until You notify us in writing to our Administrative Office that You wish to reinstate the Automatic Annual Step-Ups. This reinstatement will take effect at the next Contract Anniversary after we receive your request for reinstatement.



On the date of the step-up, the Account Balance on that day will be treated as a single purchase payment received on the date of the step-up for purposes of determining the Annual Increase Amount after the step-up. All purchase payments and withdrawal adjustments previously used to calculate the Annual Increase Amount will be set equal to zero on the date of the step-up.



INVESTMENT ALLOCATION RESTRICTIONS. If You elect the GMIB Plus II, there are certain investment allocation restrictions. Please see "Investment
Choices -- Investment Allocation Restrictions For Certain Optional Benefits."



If You elect the GMIB Plus II, You may not participate in the Equity Generator or the Allocator. However, You may elect to participate in the Enhanced Dollar Cost Averaging program, provided that your destination Investment Divisions are selected in accordance with the investment allocation restrictions.



CURRENT RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS. Subsequent purchase payments under the GMIB Plus II are restricted as described in "Your Investment Choices -- Restrictions on Subsequent Purchase Payments -- GMIB I, GMIB Plus I, GMIB Plus II, GWB I, Enhanced GWB, LWG I, LWG II, GMAB and EDB I."



GUARANTEED PRINCIPAL OPTION. On each Contract Anniversary, starting with the tenth Contract Anniversary and through the Contract Anniversary prior to the Owner's 91st birthday, You may exercise the Guaranteed Principal Option. If the Owner is a non-natural person, the Annuitant's age is the basis for determining the birthday. If there are Joint Owners, the age of the older Owner is used for determining the birthday. We must receive your request to exercise the Guaranteed Principal Option in writing, or any other method that we agree to, within 30 days following the eligible Contract Anniversary. The Guaranteed Principal Option will take effect at the end of this 30-day period following the eligible Contract Anniversary.



By exercising the Guaranteed Principal Option, You elect to receive an additional amount to be added to your Account Balance intended to restore your initial investment in the Contract, in lieu of receiving GMIB payments. The additional amount is called the Guaranteed Principal Adjustment and is equal to
(a) minus (b) where:


(a) is purchase payments credited within 120 days of the date we issued the Contract (reduced proportionately by the percentage reduction in Account Balance attributable to each partial withdrawal (including applicable Withdrawal Charges) prior to the exercise of the Guaranteed Principal Option) and


(b) the Account Balance on the Contract Anniversary immediately preceding exercise of the Guaranteed Principal Option.



For purposes of calculating the Guaranteed Principal Adjustment, purchase payment credits are not included. The Guaranteed Principal Option can only be exercised if (a) exceeds (b), as defined above. The Guaranteed Principal Adjustment will be added to each applicable Division in the ratio the portion of the Account Balance in such Division bears to the total Account Balance in all Divisions. It is important to note that only purchase payments made during the first 120 days that You hold the Contract are taken into consideration in determining the



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Guaranteed Principal Adjustment. If You anticipate making purchase payments after 120 days, You should understand that such payments will not increase the Guaranteed Principal Adjustment. However, because purchase payments made after 120 days will increase your Account Balance, such payments may have a significant impact on whether or not a Guaranteed Principal Adjustment is due. Therefore, the GMIB Plus II may not be appropriate for You if You intend to make additional purchase payments after the 120-day period and are purchasing the GMIB Plus II for this feature.



The Guaranteed Principal Adjustment will never be less than zero. If the Guaranteed Principal Option is exercised, the GMIB Plus II will terminate as of the date the option takes effect and no additional GMIB charges will apply thereafter. The Contract, however, will continue, and the GMIB Plus II allocation and subsequent purchase payment restrictions, described above, will no longer apply. If You elected both the GMIB Plus II and the EDB I, the EDB I investment allocation restrictions described in "Investment Allocation Restrictions For Certain Optional Benefits" and the subsequent purchase payment restrictions described in "Restrictions on Subsequent Purchase Payments -- GMIB I, GMIB Plus I, GMIB Plus II, GWB I, Enhanced GWB, LWG I, LWG II, GMAB and EDB I" will continue to apply as long as the EDB I optional benefit has not terminated.



The Guaranteed Principal Option is not available in the state of Washington.



EXERCISING THE GMIB -PLUS II. If You exercise the GMIB Plus II, You must select to receive income payments under one of the following income types:


     (1)   Lifetime Income Annuity with a 5-Year Guarantee Period.
           ------------------------------------------------------


     (2)   Lifetime Income Annuity for Two with a 5-Year Guarantee Period.
           --------------------------------------------------------------
           Based on Federal tax rules, this option is not available for qualified Contracts where the difference in ages of the joint Annuitants, who are non-spouses, is greater than 10 years. See "Pay-Out Options (or Income Options)." (For Contracts issued in New York State, this income type is only available if the youngest Annuitant's attained age is 35 or older).



These options are described in the Contract and the GMIB Plus II.



The GMIB Annuity Table is specified in the rider. This table is calculated based on the Annuity 2000 Mortality Table with 10 years of mortality improvement based on projection Scale AA and a 10 year age set back with interest of 1.0% per year. As with other pay-out types, the amount You receive as an income payment also depends on the income payment type You select, your age, and your sex (where permitted under state law). The annuity rates for attained ages 86 or 90 are the same as those for attained age 85. The annuity rates in the GMIB Annuity Table are conservative and a Withdrawal Charge may be applicable, so the amount of guaranteed minimum lifetime income that the GMIB produces may be less than the amount of annuity income that would be provided by applying your Account Balance on your annuity date to then current annuity purchase rates.



If You exercise the GMIB Plus II, your income payments will be the greater of: the income payment determined by applying the amount of the income base to the GMIB Annuity Table, or the income payment determined for the same income payment type in accordance with the base Contract. (See "Pay-out Options (or Income Options).")



IF THE AMOUNT OF THE GUARANTEED MINIMUM LIFETIME INCOME THAT THE GMIB -PLUS II PRODUCES IS LESS THAN THE AMOUNT OF ANNUITY INCOME THAT WOULD BE PROVIDED BY APPLYING ACCOUNT BALANCE ON THE ANNUITY DATE TO THE THEN-CURRENT ANNUITY PURCHASE RATES, THEN YOU WOULD HAVE PAID FOR A BENEFIT THAT YOU DID NOT USE.



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If You take a full withdrawal of your Account Balance, your Contract is terminated by us due to its small Account Balance and inactivity (see "When We Can Cancel Your Deferred Annuity"), or your Contract lapses and there remains any income base, we will commence making income payments within 30 days of the date of the full withdrawal, termination or lapse. In such cases, your income payments under this benefit, if any, will be determined using the income base after any applicable withdrawal adjustment that was taken on account of the withdrawal, termination or lapse.



ENHANCED PAYOUT RATES (DOES NOT APPLY TO CONTRACTS ISSUED IN NEW YORK STATE). The GMIB payout rates are enhanced under either of the following circumstances, if:


  (a)        You take no withdrawals prior to age 62;


  (b) your Account Balance is fully withdrawn or decreases to zero on or after age 62 and there is an income base remaining; and


  (c) the income type You select is the Lifetime Income Annuity with a 5-Year Guarantee Period.



Then the annual income payments under the GMIB Plus II will equal or exceed 5.5% of the income base (calculated on the date the payments are determined).



For example if an Owner dies and the Owner's spouse (age 89 or younger) is the Beneficiary of the Contract, the spouse may elect to continue the Contract and the GMIB Plus II. If the spouse elects to continue the Contract and the Owner had begun to take withdrawals prior to his or her death, and the Owner was older than the spouse, the spouse's eligibility for the enhanced payout rates described above is based on the Owner's age when the withdrawals began. For example, if an Owner had begun to take withdrawals at age 62 and subsequently died, if that Owner's spouse continued the Contract and the GMIB Plus II, the spouse would be eligible for the 5.5% enhanced payout rate described above, even if the spouse were younger than age 62 at the time the Contract was continued. If the spouse elects to continue the Contract and the Owner had not taken any withdrawals prior to his or her death, the spouse's eligibility for the enhanced payout rates described above is based on the spouse's age when the spouse begins to take withdrawals.



If an Owner dies and the Owner's spouse (age 89 or younger) is the Beneficiary of the Contract, the spouse may elect to continue the Contract and the GMIB Plus II. If the spouse elects to continue the Contract and the Owner had begun to take withdrawals prior to his or her death, and the Contract Owner was older than the spouse, the spouse's eligibility for the Enhanced Payout Rates described above is based on the Contract Owner's age when the withdrawals began. For example, if a Contract Owner had begun to take withdrawals at age 62 and subsequently died, if that Contract Owner's spouse continued the Contract and the GMIB Plus II, the spouse would be eligible for the 5.5% Enhanced Payout Rate as described above, even if the spouse were younger than age 62 at the time the Contract was continued. If the spouse elects to continue the Contract and the Contract Owner had not taken any withdrawals prior to his or her death, the spouse's eligibility for the Enhanced Payout Rates described above is based on the spouse's age when the spouse begins to take withdrawals.



Similarly if:


(a)        You take no withdrawals prior to age 60;


(b) your Account Balance is fully withdrawn or decreases to zero on or after age 60 and there is an income base remaining; and


(c) the income type You select is the Lifetime Income Annuity with a 5-Year Guarantee Period.


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Then the annual income payments under the GMIB Plus II will equal or exceed 5%
of the income base (calculated on the date the payments are determined).



If You choose not to receive income payments as guaranteed under the GMIB Plus II, You may elect any of the pay-out options under the Contract.



If the income base being annuitized is less than $5,000, we reserve the right to make one lump sum payment to You instead of income payments. If the amount of the initial income payment would be less than $100, we may reduce the frequency of payments so that the payment is a minimum of $100, but not less frequently then annually.



TERMINATING THE GMIB PLUS II. Except as otherwise provided, the GMIB Plus II will terminate upon the earliest of:


(a) The 30th day following the Contract Anniversary on or following your 90th birthday;


(b) The date You make a complete withdrawal of your Account Balance (if there is an income base remaining You will receive payments based on the remaining income base) (a pro rata portion of the annual optional benefit charge will be assessed).


(c) The date You elect to receive income payments under the Contract and You do not elect to receive payments under the GMIB Plus II (a pro rata portion of the annual optional benefit charge will be assessed);


(d) Death of the Contract Owner or Joint Contract Owner (unless the spouse (aged 89 or younger) is the Beneficiary and elects to continue the Contract), or death of the Annuitant if a non-natural person owns the Contract;


(e) A change for any reason of the Contract Owner or Joint Contract Owner (or Annuitant, if the Contract Owner is a non-natural person), subject to our administrative procedures; (a pro rata portion of the annual optional benefit charge will be assessed);


(f)        The effective date of the Guaranteed Principal Option; or


(g) The date You assign your Contract, subject to our administrative procedures (a pro rata portion of the annual optional benefit charge will be assessed).



If a Contract Owner or Joint Contract Owner dies and:


  o the spouse elects to continue the Contract and the GMIB Plus II optional benefit under termination provision (d) above; and


  o before the 10-year waiting period to exercise the GMIB Plus II optional benefit has elapsed, the GMIB Plus II optional benefit will terminate under termination provision (a) above (because it is the 30th day following the Contract Anniversary on or following the spouse's 90th birthday);



we will permit the spouse to exercise the GMIB Plus II optional benefit within the 30 days following the Contract Anniversary on or following his or her 90th birthday, even though the 10-year waiting period has not elapsed.



Under our current administrative procedures, we will waive the termination of the GMIB Plus II if You assign a portion of the Contract under the following limited circumstances. If the assignment is solely for your benefit on account of your direct transfer of the Account Balance under Section 1035 of the Code to fund premiums for a long term care insurance policy or purchase payments for an annuity Contract issued by an insurance company which is not our affiliate and which is licensed to conduct business in any state. All such direct transfers are subject to any applicable Withdrawal Charges.



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When the GMIB Plus II terminates, the corresponding GMIB Plus II charge terminates and GMIB Plus II investment restrictions allocation and any subsequent purchase payment restriction no longer apply. However, if you elected both the GMIB Plus II and the EDB I options, and only the GMIB Plus II has terminated, the restrictions on subsequent purchase payments will continue to apply.



For Contracts issued in all states except New York from February 24, 2009 through May 1, 2009, the following differences apply:


(1) The GMIB Annuity Table is calculated based on the Annuity 2000 Mortality Table with a 7-year age set back with interest of 1.5% per year;


(2) The GMIB payout rates are enhanced to be at least (a) 6% of the income base (calculated on the date the payments are determined) in the event:
      (i) You take no withdrawals prior to age 62; (ii) your Account Balance is fully withdrawn or decreases to zero on or after age 62 and there is an income base remaining; and (iii) the annuity option You select is the Lifetime Income Annuity with a 10-Year Guarantee Period, or (b) 5% of the income base (calculated on the date the payments are determined) if: (i) You take no withdrawals prior to age 60; (ii) your Account Balance is fully withdrawn or decreases to zero on or after age 60 and there is an income base remaining; and (iii) You select the Lifetime Income Annuity with a 10-Year Guarantee Period;


(3)   Different investment allocation restrictions apply;


(4) The annual increase rate is 6% through the Contract Anniversary immediately prior to your 91st birthday, and 0% per year thereafter;


(5) If total withdrawals in a Contract Year are 6% or less of the Annual Increase Amount on the issue date or on the prior Contract Anniversary after the first Contract Year, and if these withdrawals are paid to You (or the Annuitant if the Contract is owned by a non-natural person) or to another payee we agree to, the total withdrawal adjustments for that Contract Year will be set equal to the dollar amount of total withdrawals (including any applicable Withdrawal Charge) in that Contract Year; and


(6) The fixed annuity options are the Lifetime Income Annuity with a 10-Year Guaranteed Period (if You choose to start the annuity option after age 79, the year of the guarantee period component of the annuity option is reduced to: 9 years at age 80, 8 years at age 81, 7 years at age 82, 6 years at age 83, or 5 years at ages 84 through 90) or the Lifetime Income Annuity for Two with a 10-Year Guarantee Period. (Based upon Federal tax rules, this option is not available for qualified Contracts where the difference in ages of the Joint Annuitants, who are non-spouses, is greater than 10 years.)


(7) If your Income Base is increased due to an Optional Step-Up on a Contract Anniversary occurring on July 1, 2012 or later, we currently will increase the rider charge to 1.20% of the Income Base, applicable after the Contract Anniversary on which the Optional Step-Up occurs.



For Contracts issued in New York State on or before May 1, 2009, the following differences apply:


(1) The annual increase rate is 6% through the Contract Anniversary immediately prior to your 91st birthday, and 0% per year thereafter;


(2) The GMIB annuity rates for attained ages 85-90 are the same as those for attained age 84;


(3)   Different investment allocation restrictions apply;


(4) The Lifetime Income Annuity for Two income option type is only available if the oldest Annuitant's attained age is 55 or older;


(5) The Annual Increase Amount shall not exceed 190% of total purchase payments or, if greater, 190% of the Annual Increase Amount as of the most recent Optional Step-Up;


(6) If total withdrawals in a Contract Year are 6% or less of the Annual Increase Amount on the issue date or on the prior Contract Anniversary after the first Contract Year, and if these withdrawals are paid to You (or the



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   Annuitant if the Contract is owned by a non-natural person) or to another payee we agree to, the total withdrawal adjustments for that Contract Year will be set equal to the dollar amount of total withdrawals (including any applicable Withdrawal Charge) in that Contract Year; and


(7) The GMIB Annuity Table is calculated based upon the Annuity Mortality Table with a 7-year age set back with interest of 1.5% per year.


(8) If your Income Base is increased due to an Optional Step-Up on a Contract Anniversary occurring on July 1, 2012 or later, we currently will increase the rider charge to 1.15% of the Income Base, applicable after the Contract Anniversary on which the Optional Step-Up occurs.



For Contracts issued in all states except New York on or before February 23, 2009, the GMIB Annuity Table is calculated based on the Annuity 2000 Mortality Table with a 7-year age set back with interest of 2.5% per year; the GMIB payout rates are enhanced to be at least 6% of the Annual Increase Amount (calculated on the date the payments are determined) in the event: (i) You take no withdrawals prior to age 60; (ii) your Account Balance is fully withdrawn or decreases to zero on or after age 60 and there is an income base remaining; and
(iii) the annuity option You select is the Lifetime Income Annuity with a 10-Year Guarantee Period and differences (3) through (7) in the non-New York version apply.



Notes on Graphs and Examples:
-----------------------------



The purpose of these examples is to illustrate the operation of the GMIB Plus
II. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the Divisions chosen. The examples do not reflect the deduction of fees and charges, Withdrawal Charges or income taxes and tax penalties.


(1)   Withdrawal Adjustments to Annual Increase Amount


   Dollar-for-dollar adjustment when withdrawal is less than or equal to 5% of
   ---------------------------------------------------------------------------
   the Annual Increase Amount from the prior Contract Anniversary
   --------------------------------------------------------------


   Assume the initial purchase payment is $100,000 and the GMIB Plus II is selected. Assume that during the first Contract Year, $5,000 is withdrawn. Because the withdrawal is less than or equal to 5% of the Annual Increase Amount from the prior Contract Anniversary, the Annual Increase Amount is reduced by the withdrawal on a dollar-for-dollar basis to $100,000 ($100,000 increased by 5% per year, compounded annually, less $5,000 = $100,000). Assuming no other purchase payments or withdrawals are made before the second Contract Anniversary, the Annual Increase Amount at the second Contract Anniversary will be $105,000 ($100,000 increased by 5% per year, compounded annually).


   Proportionate adjustment when withdrawal is greater than 5% of the Annual
   -------------------------------------------------------------------------
   Increase Amount from the prior Contract Anniversary
   ---------------------------------------------------


   Assume the initial purchase payment is $100,000 and the GMIB Plus II is selected. Assume the Account Balance at the first Contract Anniversary is $100,000. The Annual Increase Amount at the first Contract Anniversary will be $105,000 ($100,000 increased by 5% per year, compounded annually). Assume that on the first Contract Anniversary, $10,000 is withdrawn (leaving an Account Balance of $90,000). Because the withdrawal is greater than 5% of the Annual Increase Amount from the prior Contract Anniversary, the Annual Increase Amount is reduced by the value of the Annual Increase Amount immediately prior to the withdrawal ($105,000) multiplied by the percentage reduction in the Account Balance attributed to that entire withdrawal: 10% (the $10,000 withdrawal reduced the $100,000 Account Balance by 10%). Therefore, the new Annual Increase Amount is $94,500 ($105,000 x 10% = $10,500; $105,000 - $10,500 = $94,500). (If multiple withdrawals are made during a Contract Year -- for example, two $5,000 withdrawals instead of one



90

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                                                    ---------------------------

   $10,000 withdrawal -- and those withdrawals total more than 5% of the Annual Increase Amount from the prior Contract Anniversary, the Annual Increase Amount is reduced proportionately by each of the withdrawals made during that Contract Year and there will be no dollar-for-dollar withdrawal adjustment for the Contract Year.) Assuming no other purchase payments or withdrawals are made before the second Contract Anniversary, the Annual Increase Amount at the second Contract Anniversary will be $99,225 ($94,500 increased by 5% per year, compounded annually).


(2)   The Annual Increase Amount


     Example
     -------


   Assume the Owner of the Contract is a male, age 55 at issue, and he elects the GMIB Plus II. He makes an initial purchase payment of $100,000, and makes no additional purchase payments or partial withdrawals. On the Contract issue date, the Annual Increase Amount is equal to $100,000 (the initial purchase payment). The Annual Increase Amount is calculated at each Contract Anniversary (through the Contract Anniversary prior to the owner's 91st birthday). At the tenth Contract Anniversary, when the owner is age 65, the Annual Increase Amount is $162,889 ($100,000 increased by 5% per year, compounded annually). See section (3) below for an example of the calculation of the Highest Anniversary Value.


     Determining a value upon which future income payments will be based
     -------------------------------------------------------------------


   Assume that You make an initial purchase payment of $100,000. Prior to annuitization, your Account Balance fluctuates above and below your initial purchase payment depending on the investment performance of the Divisions You selected. Your purchase payments accumulate at the annual increase rate of 5%, until the Contract Anniversary on or immediately after the Contract Owner's 90th birthday (for Contracts issued in New York State, the Annual Increase Amount is subject to a 270% maximum increase limitation). Your purchase payments are also adjusted for any withdrawals (including any applicable Withdrawal Charge) made during this period. The line (your purchase payments accumulated at 5% a year adjusted for withdrawals and charges "the Annual Increase Amount") is the value upon which future income payments can be based.

[GRAPHIC APPEARS HERE]




     Determining your guaranteed lifetime income stream
     --------------------------------------------------



   Assume that You decide to annuitize your Contract and begin taking income payments after 20 years. In this example, your Annual Increase Amount is higher than the Highest Anniversary Value and will produce a higher income benefit. Accordingly, the Annual Increase Amount will be applied to the annuity pay-out rates

---------------------------

   in the GMIB Annuity Table to determine your lifetime income payments. The income base is not available for cash withdrawals and is only used for purposes of calculating the GMIB payment and the charge for the benefit.

[GRAPHIC APPEARS HERE]




(3)   The "Highest Anniversary Value" ("HAV")


     Example
     -------


   Assume, as in the example in section (2) above, the Contract Owner is a male, age 55 at issue, and he elects GMIB Plus II. He makes an initial purchase payment of $100,000, and makes no additional purchase payments or partial withdrawals. On the Contract issue date, the Highest Anniversary Value is equal to $100,000 (the initial purchase payment). Assume the Account Balance on the first Contract Anniversary is $108,000 due to good market performance. Because the Account Balance is greater than the Highest Anniversary Value ($100,000), the Highest Anniversary Value is set equal to the Account Balance ($108,000). Assume the Account Balance on the second Contract Anniversary is $102,000 due to poor market performance. Because the Account Balance is less than the Highest Anniversary Value ($108,000), the Highest Anniversary Value remains $108,000.


   Assume this process is repeated on each Contract Anniversary until the tenth Contract Anniversary, when the Account Balance is $155,000 and the Highest Anniversary Value is $150,000. The Highest Anniversary Value is set equal to the Account Balance ($155,000). See section (4) below for an example of the exercise of GMIB Plus II.


     Determining a value upon which future income payments will be based
     -------------------------------------------------------------------


   Prior to annuitization, the Highest Anniversary Value begins to lock in growth. The Highest Anniversary Value is adjusted upward each Contract Anniversary if the Account Balance at that time is greater than the amount of the current Highest Anniversary Value. Upward adjustments will continue until the Contract Anniversary immediately prior to the Contract Owner's 81st birthday. The Highest Anniversary Value also is adjusted for



92

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                                                    ---------------------------

   any withdrawals taken (including any applicable Withdrawal Charge) or any additional payments made. The Highest Anniversary Value line is the value upon which future income payments can be based.

[GRAPHIC APPEARS HERE]




     Determining your guaranteed lifetime income stream
     --------------------------------------------------



   Assume that You decide to annuitize your Contract and begin taking annuity payments after 20 years. In this example, the Highest Anniversary Value is higher than the Account Balance. Accordingly, the Highest Anniversary Value will be applied to the annuity payout rates in the GMIB Annuity Table to determine your lifetime income payments. The income base is not available for cash withdrawals and is only used for purposes of calculating the GMIB payment and the charge for the benefit.

[GRAPHIC APPEARS HERE]




(4)   Putting It All Together


     Example
     -------


   Continuing the examples in sections (2) and (3) above, assume the Contract Owner chooses to exercise the GMIB Plus II at the tenth Contract Anniversary and elects a Lifetime Income Annuity with a 5-Year Guarantee Period. Because the 5% Annual Increase Amount ($162,889) is greater than the Highest Anniversary Value ($155,000), the 5% Annual Increase Amount ($162,889) is used as the income base. The income base of $162,889 is applied to the GMIB Annuity Table. This yields income payments of $591 per month for life, with a minimum of 5 years guaranteed. (If the same Owner were instead age 70, the income base of $162,889 would yield monthly payments of $673; if the Contract Owner were age 75, the income base of $162,889 would yield monthly payments of $785.)


   Assume the Contract Owner, a New York resident, chooses to exercise the GMIB Plus II optional benefit at the 21st Contract Anniversary and elects a Lifetime Income Annuity with a 5-Year Guarantee Period. Assume the Account Balance has declined due to poor market performance. The 5% Annual Increase Amount would be limited to the maximum of 270% of the total purchase payments, which equals $270,000. Because the 5% Annual Increase Amount ($270,000) is greater than the Highest Anniversary Value ($150,000), the 5% Annual

---------------------------

   Increase Amount ($270,000) is used as the income base. The income base of $270,000 is applied to the GMIB Annuity Table. This yields income payments of $1,345 per month for life, with a minimum of 5 years guaranteed. (If the same Contract Owner were instead age 81, the income base of $270,000 would yield monthly payments of $1,607; if the Contract Owner were age 86, the income base of $270,000 would yield monthly payments of $1,877.)


   The above example does not take into account the impact of premium taxes and other taxes. As with other pay-out types, the amount You receive as an income payment depends on the income type You select, your age, and (where permitted by state law) your sex. The income base is not available for cash withdrawals and is only used for purposes of calculating the GMIB payment and the charge for the benefit.


   Prior to annuitization, the two calculations (the 5% Annual Increase Amount and the Highest Anniversary Value) work together to protect your future income. Upon annuitization of the Contract, You will receive income payments for life and the Annual Increase Amount, Highest Anniversary Value and the Account Balance will cease to exist. Also, the GMIB Plus II may only be exercised no later than the Contract Anniversary on or following the Contract Owner's 90th birthday, after a 10-year waiting period, and then only within a 30 day period following the Contract Anniversary.

[GRAPHIC APPEARS HERE]




   WITH THE GMIB, THE INCOME BASE IS APPLIED TO SPECIAL, CONSERVATIVE GMIB ANNUITY PURCHASE FACTORS, WHICH ARE GUARANTEED AT THE TIME THE CONTRACT IS ISSUED. HOWEVER, IF THEN-CURRENT ANNUITY PURCHASE FACTORS APPLIED TO THE ACCOUNT BALANCE WOULD PRODUCE A GREATER AMOUNT OF INCOME, THEN YOU WILL RECEIVE THE GREATER AMOUNT. IN OTHER WORDS, WHEN YOU ANNUITIZE YOUR CONTRACT, YOU WILL RECEIVE WHATEVER AMOUNT PRODUCES THE GREATEST INCOME PAYMENT. THEREFORE, IF YOUR ACCOUNT BALANCE WOULD PROVIDE GREATER INCOME THAN WOULD THE AMOUNT PROVIDED UNDER THE GMIB, YOU WILL HAVE PAID FOR THE GMIB ALTHOUGH IT WAS NEVER USED.

[GRAPHIC APPEARS HERE]




(5)   The Guaranteed Principal Option -- Graph and Example


   Initial investment is $100,000. Assume that no withdrawals are taken. Assume that Account Balance at the 10th Contract Anniversary is $50,000 due to poor market performance, and the Guaranteed Principal Option is exercised at this time.


     The effect of exercising the Guaranteed Principal Option:

                                                    ---------------------------

   (1) A Guaranteed Principal Adjustment of $100,000 - $50,000 = $50,000 is added to the Account Balance 30 days after the 10th Contract Anniversary bringing it back up to $100,000.


   (2) The GMIB Plus II benefit and the benefit charge terminate as of the date that the adjustment is made to the Account Balance; the Contract continues.


   (3) The GMIB Plus II allocation and transfer restrictions terminate as of the date that the adjustment is made to the Account Balance (except if the GMIB Plus II was elected with the EDB I, the investment allocation restrictions described above will continue to apply as long as the EDB I has not terminated).

[GRAPHIC APPEARS HERE]




* Withdrawals reduce the original purchase payment (i.e., those payments credited within 120 days of the Contract's issue date) proportionately and, therefore, may have a significant impact on the amount of the Guaranteed Principal Adjustment.


(6)   The Optional Step-Up: Optional Automatic Annual Step-up


   Assume your initial investment is $100,000 and no withdrawals are taken. The Annual Increase Amount of the GMIB Plus II Income Base increases to $105,000 on the first anniversary ($100,000 increased by 5% per year, compounded annually). Assume your Account Balance at the first Contract Anniversary is $110,000 due to good market performance, and You elected Optional Step-Ups to occur under the Optional Automatic Annual Step-Up feature prior to the first Contract Anniversary. Because your Account Balance is higher than your Annual Increase Amount of the Income Base, an Optional Step-Up will automatically occur.


     The effect of the Optional Step-Up is:


   (1) The Annual Increase Amount of the Income Base automatically resets from $105,000 to $110,000;


   (2) The 10-year waiting period to annuitize the Contract is reset to 10 years from the first Contract Anniversary;


   (3) The charge is reset to the fee we charge new Contract Owners for the same optional benefit at that time; and


   (4) The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.


   The Annual Increase Amount of the Income Base increases to $115,500 on the second anniversary ($110,000 increased by 5% per year, compounded annually). Assume your Account Balance at the second Contract Anniversary is $120,000 due to good market performance, and You have not discontinued the Automatic Annual Step-Up feature. Because your Account Balance is higher than your Annual Increase Amount of the Income Base, an Optional Step-Up will automatically occur.


     The effect of the Optional Step-Up is:


   (1) The Annual Increase Amount of the Income Base automatically resets from $115,500 to $120,000;


   (2) The 10-year waiting period to annuitize the Contract is reset to 10 years from the second Contract Anniversary;

---------------------------

   (3) The charge is reset to the fee we charge new Contract Owners for the same optional benefit at that time; and


   (4) The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.


   Assume your Account Balance increases by $10,000 at each Contract Anniversary in years three through seven. At each Contract Anniversary, your Account Balance would exceed the Annual Increase Amount of the Income Base and an Optional Step-Up would automatically occur (provided You had not discontinued the Automatic Annual Step-Up feature, and other requirements were met).


     The effect of each Optional Step-Up is:


   (1) The Annual Increase Amount of the Income Base automatically resets to the higher Account Balance;


   (2) The 10-year waiting period to annuitize the Contract is reset to 10 years from the date of the Optional Step-Up;


   (3) The charge is reset to the fee we charge new Contract Owners for the same optional benefit at the time; and


   (4) The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.


   After the seventh Contract Anniversary, the initial Optional Automatic Annual Step-Up election expires. Assume You do not make a new election of the Optional Automatic Annual Step-Up. The Annual Increase Amount of the Income Base increases to $178,500 on the eighth anniversary ($170,000 increased by 5% per year, compounded annually). Assume your Account Balance at the eighth Contract Anniversary is $160,000 due to poor market performance. An Optional Step-Up is NOT permitted because your Account Balance is lower than your Annual Increase Amount of the Income Base. However, because the Optional Step-Up has locked-in previous gains, the Annual Increase Amount of the Income Base remains at $178,500 despite poor market performance, and, provided the benefit continues in effect, will continue to grow at 5% annually (subject to adjustments for additional purchase payments and/or withdrawals) through the Contract Anniversary on or after your 90th birthday (for Contracts issued in New York State, the Annual Increase Amount is subject to a 270% maximum increase limitation). Also, please note:


   (1) The 10-year waiting period to annuitize the Contract remains at the 17th Contract Anniversary (10 years from the date of the last Optional Step-Up);


   (2)   The charge remains at its current level; and

                                                    ---------------------------

   (3) The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.

[GRAPHIC APPEARS HERE]




DESCRIPTION OF GMIB PLUS I



The GMIB Plus I is no longer available for purchase. The GMIB Plus I was available only for Contract Owners up through age 75, and You could only have elected GMIB Plus I at the time You purchased the Contract. GMIB Plus I may be exercised after a 10-year waiting period and then only within 30 days following a Contract Anniversary, provided that the exercise must occur no later than the 30-day period following the Contract Anniversary on or following the Owner's 85th birthday.



GMIB Plus I is otherwise identical to GMIB Plus II, with the following exceptions:


(1) The GMIB Plus I Income Base is calculated as described above, except that the annual increase rate is 6% per year through the Contract Anniversary on or following the Owner's 85th birthday and 0% thereafter.


(2) An "Optional Step-Up" under the GMIB Plus II is referred to as an "Optional Reset" under the GMIB Plus I. An Optional Reset is permitted only if: (1) the Account Balance exceeds the Annual Increase Amount immediately before the reset; and (2) the Contract Owner (or oldest Joint Contract Owner or Annuitant if the Contract is owned by a non-natural person) is not older than age 75 on the date of the Optional Reset.


(3) If your income base is increased due to an Optional Reset on a Contract Anniversary occurring on July 1, 2012 or later, we currently will increase the rider charge to 1.20% of the Income Base, applicable after the Contract Anniversary on which the Optional Reset occurs.


(4) Termination provision (g) above does not apply and the following replaces termination provision (a), above:

     The 30th day following the Contract Anniversary on or following your 85th birthday.


     and the following replaces provision (d) above:


    Death of the Contract Owner or Joint Contract Owner (unless the spouse (age 84 or younger) is the Beneficiary and elects to continue the Contract), or the death of the Annuitant if a non-natural person owns the Contract.


     and the following replaces the paragraph immediately after provision (g) above:



If a Contract Owner or Joint Contract Owner dies and:

---------------------------

  o the spouse elects to continue the Contract and the GMIB Plus I optional benefit under termination provision (d) above; and


  o before the 10-year waiting period to exercise the GMIB Plus I optional benefit has elapsed, the GMIB Plus I optional benefit will terminate under termination provision (a) above (because it is the 30th day following the Contract Anniversary on or following the spouse's 85th birthday);



we will permit the spouse to exercise the GMIB Plus I optional benefit within the 30 days following the Contract Anniversary on or following his or her 85th birthday, even though the 10-year waiting period has not elapsed.


(5) If You elect the GMIB Plus I, You are limited to allocating your purchase payments and Account Balance among the following funding options:


     (a)        Brighthouse Asset Allocation 20 Division,


     (b)        Brighthouse Asset Allocation 40 Division,


     (c)        Brighthouse Asset Allocation 60 Division,


     (d)        Brighthouse Asset Allocation 80 Division,


     (e)        American Funds(R) Moderation Allocation Division,


     (f)        American Funds(R) Balanced Allocation Division,


     (g)        American Funds(R) Growth Allocation Division,


     (h)        Fixed Account,


     (i)        SSGA Growth ETF Division,


     (j)        SSGA Growth and Income ETF Division,


     (k)        BlackRock Ultra-Short Term Bond Division (where available),


     (l)        AB Global Dynamic Allocation Division,


     (m)        AQR Global Risk Balanced Division,


     (n)        BlackRock Global Tactical Strategies Division,


     (o)        Brighthouse Balanced Plus Division,


     (p)        Invesco Balanced-Risk Allocation Division,


     (q)        JPMorgan Global Active Allocation Division,


     (r)        MetLife Aggregate Bond Index Division,


     (s)        MetLife Multi-Index Targeted Risk Division,


     (t)        PanAgora Global Diversified Risk Division,



     (u)        Western Asset Management(R) Government Income Division,



     (v)        Schroders Global Multi-Asset Division.


(6) The Guaranteed Principal Option may be exercised starting with the tenth Contract Anniversary prior to the Contract Owner's 86th birthday.


(7) We reserve the right to prohibit an Optional Reset if we no longer offer this benefit for a class of the Contract. We are waiving this right with respect to purchasers of the Contract offered by this prospectus who elect or have elected the GMIB Plus I benefit and will allow Optional Resets by those purchasers even if this benefit is no longer offered for a class of the Contract.

                                                    ---------------------------

(8) If You exercise the GMIB Plus I benefit under the life annuity with 10 years of annuity payments guaranteed option, the Guaranteed Period is 5 years for ages 84-85.


(9) If You exercise the GMIB Plus I benefit under the life annuity, 10 years of annuity payments are guaranteed.


(10) If approved in your state, the GMIB payout rates are enhanced to be at least 6% of the income base (calculated on the date the payments are determined) in the event; (i) You take no withdrawals prior to age 60;
      (ii) your Account Balance is fully withdrawn or decreases to zero on or after age 60 and there is no income base remaining; and (iii) the annuity option You select is the Lifetime Income Annuity with a 10-Year Guarantee Period.


(11) The GMIB Annuity Table is calculated based on the Annuity 2000 Mortality Table with a 7-year age set back with interest of 2.5% per year.



You may elect to participate in the Enhanced Dollar Cost Averaging program, provided that your destination Divisions are one or more of the above-listed investment choices.



CURRENT RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS. Subsequent purchase payments under the GMIB Plus I are restricted as described in "Your Investment Choices -- Restrictions on Subsequent Purchase Payments -- GMIB I, GMIB Plus I, GMIB Plus II, GWB I, Enhanced GWB, LWG I, LWG II, GMAB and EDB I."



For Contracts issued prior to July 16, 2007, the GMIB Plus II payout rates
--------------------------------------------
described in (10) above will not be applied.



For Contracts issued prior to February 26, 2007, we offered a version of the
------------------------------------------------
GMIB Plus I that is no longer available. This prior version of the GMIB Plus I differs from the current version with respect to the calculation of the Annual Increase Amount and the applicable benefit charge. Specifically: (1) for purposes of calculating the Annual Increase Amount, (a) the annual increase rate is 5% per year through the Contract Anniversary on or following the Owner's 85th birthday, and (b) the amount of total withdrawal adjustments for a Contract Year as calculated in paragraph "a" of the "Income Base" section above will be set equal to the dollar amount of total withdrawals in such Contract Year provided that such total withdrawals do not exceed 5% of the Annual Increase Amount on the issue date or on the prior Contract Anniversary after the first Contract Year; and (2) the additional charge for the GMIB Plus I is 0.75% of the Income Base (with a maximum Optional Reset charge of 1.50% of the Income Base applicable upon the exercise of the Optional Reset feature). If your Income Base is increased due to an Optional Reset on a Contract Anniversary occurring on July 1, 2012 or later, we currently will increase the rider charge to 1.00% of the Income Base, applicable after the Contract Anniversary on which the Optional Reset occurs.



EXAMPLE



THE OPTIONAL STEP-UP



Assume your initial purchase payment is $100,000 and no withdrawals are taken. The 5% Annual Increase Amount of the Income Base increases to $105,000 on the first Contract Anniversary ($100,000 increased by 5% per year, compounded annually). Assume your Account Balance at the first Contract Anniversary is $110,000 due to good market performance, and You elect an Optional Step-Up.



The effect of the Optional Step-Up election is:


(1) The 5% Annual Increase Amount of the Income Base resets from $105,000 to $110,000;


(2) The 10-year waiting period to annuitize the Contract under the GMIB Plus I is reset to 10 years from the first Contract Anniversary;

---------------------------

(3) The charge is reset to the fee we charge new Contract Owners at that time; and


(4) The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.



The 5% Annual Increase Amount of the Income Base increases to $115,500 on the second anniversary ($110,000 increased by 5% per year, compounded annually). Assume your Account Balance at the second Contract Anniversary is $112,000 due to poor market performance. You may NOT elect an Optional Step-Up at this time, because the Account Balance is less than the 5% Annual Increase Amount of the Income Base.



For Contracts issued prior to February 27, 2006, You may elect an Optional
------------------------------------------------
Step-Up as described above, except that: 1) You may elect an Optional Reset on any Contract Anniversary only on or after the third Contract Anniversary, and You may then elect an Optional Reset at any subsequent Contract Anniversary only if it has been at least three years since the last Optional Reset; and 2) You are required to affirmatively elect an Optional Reset in accordance with the procedures described above, the Automatic Annual Step-Up feature is not available. Subject to state approval, we will enhance your Contract to change the frequency of the resets from every third Contract Anniversary to each Contract Anniversary and You will also be able to elect Optional Automatic Resets under the Automatic Annual Step-Ups, following the same procedure, as described above. The optional benefit charge for this prior version of the GMIB Plus I is 0.75% of the guaranteed minimum Income Base. If your Income Base is increased due to an Optional Reset on a Contract Anniversary occurring on July 1, 2012 or later, We currently will increase the optional benefit charge to 1.00% of the Income Base, applicable after the Contract Anniversary on which the Optional Reset occurs.



DESCRIPTION OF GMIB II



The GMIB II is no longer available for purchase. The GMIB II was available only for Contract Owners up through age 75, and You could have only elected the GMIB II at the time You purchased the Contract. The GMIB II may be exercised after a 10-year waiting period and then only within 30 days following a Contract Anniversary, provided that the exercise must occur no later than the 30-day period following the Contract Anniversary on or following the Owner's 85th birthday.



The GMIB II is otherwise identical to the GMIB Plus II, with the following exceptions:


(1)   The additional charge for GMIB II is 0.50%


(2) The GMIB II Income Base is calculated as described above, except that, for purposes of calculating the Annual Increase Amount:


     a. the annual increase rate is 5% per year through the Contract Anniversary on or following the Owner's 85th birthday and 0% thereafter, and


     b. the amount of total withdrawal adjustments for a Contract Year as calculated in paragraph "(a)" of the "Income Base" section of "Description of GMIB Plus II" above will be set equal to the dollar amount of total withdrawals (including any applicable Withdrawal Charge) in such Contract Year provided that such total withdrawals do not exceed 5% of the Annual Increase Amount on the issue date or on the prior Contract Anniversary after the first Contract Year.


(3)   There is no Guaranteed Principal Option.


(4)   There is no Optional Step-Up feature.


(5) There are no limitations to how You may allocate your purchase payments and Account Balance among the investment choices.


(6)   The following replaces termination provision (a) , above:

                                                    ---------------------------

     The 30th day following the Contract Anniversary on or following your 85th birthday.


(7)   The following replaces termination provision (e) , above:


    A change for any reason of the Owner or Joint Owner or the Annuitant if a non-natural person owns the Contract.


(8)   Termination provisions, (f) and (g) , above, do not apply.


(9) The fixed annuity options are the Lifetime Income Annuity with a 10-year Guarantee Period (if You choose to annuitize after age 79, the Guarantee Period is reduced to: 9 years at age 80, 8 years at age 81, 7 years at age 82, 6 years at age 83, or 5 years at age 84 and 85) or the Lifetime Income Annuity for Two with a 10-year Guarantee Period (not available for qualified Contracts where the difference in ages of the Joint Annuitants, who are non-spouses, is greater than 10 years).


(10)  The following replaces termination provision (d), above:


    Death of the Owner or Joint Owner unless the spouse (age 84 or younger) is the Beneficiary and elects to continue the Contract, or death of the Annuitant if a non-natural person owns the Contract.


(11)  If a Contract Owner or Joint Contract Owner dies and:


     o the spouse elects to continue the Contract and the GMIB -II optional benefit under termination provision (d) above; and


     o before the 10-year waiting period to exercise the GMIB -II optional benefit has elapsed, the GMIB -II optional benefit will terminate under termination provision (a) above (because it is the 30th day following the Contract Anniversary on or following the spouse's 85th birthday);


    we will permit the spouse to exercise the GMIB -II optional benefit within the 30 days following the Contract Anniversary on or following his or her 85th birthday, even though the 10-year waiting period has not elapsed.


(12)  There are no enhanced payout rates.


(13) The GMIB Annuity Table is calculated based on the Annuity 2000 Mortality Table with a 7-year age set back with interest of 2.5% per year.


(14)  Subsequent purchase payments are not currently restricted under the GMIB
II.



DESCRIPTION OF GMIB I



The GMIB I is no longer available for purchase. In states where GMIB I was approved and GMIB II had not been approved You could have only elected the GMIB I at the time You purchased the Contract and if You were age 75 or less.Once elected, this optional benefit cannot be terminated except as described below. The GMIB I may be exercised after a 10-year waiting period, up through age 85, within 30 days following a Contract Anniversary.



The GMIB I is identical to the GMIB II, with the following exceptions:


(1) The GMIB I Income Base is calculated as described above in "Description of GMIB Plus II -- Income Base", except that:


     a) Withdrawals may be payable as You direct without affecting the withdrawal adjustments;


     b) The annual increase rate is 6% per year through the Contract Anniversary immediately prior to the Owner's 81st birthday and 0% thereafter; and



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     (c)        If total withdrawals in a Contract Year are 6% or less of the
                Annual Increase Amount on the issue date or previous Contract Anniversary, if later, the total withdrawal adjustments for the Contract Year will be set equal to the dollar amount of total withdrawals in that Contract Year.


(2)   The following replaces termination provision (d), above:


Death of the Owner or death of the Annuitant if a non-natural person owns the Contract.


(3) If You take a full withdrawal of your Account Balance, your Contract is terminated by us due to its small Account Balance and inactivity or your Contract lapses, the GMIB I terminates (even if there remains any income base) will be made under the benefit. For more information on when we may or may not terminate Your Deferred Annuity see "When We Can Cancel Your Deferred Annuity."


(4) Subsequent purchase payments under the GMIB I are currently restricted as described in "Your Investment Choices -- Restrictions on Subsequent Purchase Payments -- GMIB I, GMIB Plus I, GMIB Plus II, GWB I, Enhanced GWB, LWG I, LWG II, GMAB and EDB I."



We currently waive the contractual requirement that terminates the GMIB I in the event of the death of the Owner in circumstances where the spouse of the Owner elects to continue the Contract. See "Death Benefit -- Generally." In such event, the GMIB I will automatically continue unless the spouse elects to terminate the rider. We are permanently waiving this requirement with respect to purchasers of the Contract offered by this Prospectus who have elected GMIB I.



Guaranteed Withdrawal Benefits


We offer optional guaranteed withdrawal benefits for an additional charge. There are four Guaranteed Withdrawal Benefits, -two versions of the GWB and two versions of the LWG under this Contract:


     o  Lifetime Withdrawal Guarantee II ("LWG II")


     o  Lifetime Withdrawal Guarantee I ("LWG I")


     o  Enhanced Guaranteed Withdrawal Benefit ("Enhanced GWB")


     o  Guaranteed Withdrawal Benefit I ("GWB I")



None of the LWGs or the GWBs are available for sale.



Each of the Guaranteed Withdrawal Benefits guarantees that the entire amount of purchase payments You make will be returned to You through a series of withdrawals that You may begin taking immediately or at a later time, provided withdrawals in any Contract Year do not exceed the maximum amount allowed. This means that, regardless of negative investment performance, You can take specified annual withdrawals until the entire amount of the purchase payments You made during the time period specified in your benefit has been returned to You. Moreover, if You make your first withdrawal on or after the date You reach age 59 1/2, the LWGs riders guarantee income, without annuitizing the Contract, for your life (and, for Contracts not issued in New York State, the life of your spouse, if the Joint Life version -of this optional benefit was elected, and your spouse elects to continue the Contract and is at least age 59 1/2 at continuation), even after the entire amount of purchase payments has been returned. (See "Description of the LWG II" below.)



There may be versions of each optional Guaranteed Withdrawal Benefit that vary by issue date and state availability. In addition, a version may become available (or unavailable) in different states at different times. Please check with your registered representative regarding which version(s) are available in your state. If You have already been issued a Contract, please check your Contract and riders for the specific provisions applicable to You.



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If You purchase a Guaranteed Withdrawal Benefit ("GWB"), You must elect one version at the time You purchase the Contract, prior to age 86. -A maximum of two versions of the GWBs are offered in any particular state. Please check with your registered representative regarding which version(s) are available in your state. You may not have this benefit and another living benefit (GMIB or GMAB) or the EDB I in effect at the same time. Once elected, the optional benefit may not be terminated except as stated below.



FACTS ABOUT GUARANTEED WITHDRAWAL BENEFITS



MANAGING YOUR WITHDRAWALS. The GWB guarantee may be reduced if your annual withdrawals or any amount applied to a pay-out option are greater than the maximum amount allowed, called the Annual Benefit Payment, which is described in more detail below. The GWB does not establish or guarantee an Account Balance or minimum return for any Division. The Benefit Base (as described below) under the GWB I and Enhanced GWB and the Remaining Guaranteed Withdrawal Amount (as described below) under the Lifetime Withdrawal Guarantees cannot be taken as a lump sum. (However, if You cancel a Lifetime Withdrawal Guarantee benefit after a waiting period of at least fifteen years, the Guaranteed Principal Adjustment will increase your Account Balance to the purchase payments credited within the first 120 days of the date that we issue the Contract, reduced proportionately for any withdrawals. See "Description of the LWG II -- Cancellation and Guaranteed Principal Adjustment" below.) Income taxes and penalties may apply to your withdrawals, and Withdrawal Charges may apply to withdrawals during the first Contract Year unless You take the necessary steps to elect to take such withdrawals under a Systematic Withdrawal Program. Withdrawal Charges will also apply to withdrawals of purchase payments that exceed the free withdrawal amount.



If in any Contract Year You take cumulative withdrawals that exceed the Annual Benefit Payment, the total payments that the GWB guarantees that You or your Beneficiary will receive from the Contract over time may be less than the initial Guaranteed Withdrawal Amount (Total Guaranteed Withdrawal Amount for the Lifetime Withdrawal Guarantees). This reduction may be significant and means that return of your purchase payments may be lost. The GWB charge will continue to be deducted and calculated based on the Guaranteed Withdrawal Amount (Total Guaranteed Withdrawal Amount for the Lifetime Withdrawal Guarantees) until termination of the optional benefit.



For purposes of calculating the Guaranteed Withdrawal Amount or the Total Guaranteed Withdrawal Amount (for the Lifetime Withdrawal Guarantees), purchase payment credits (i.e., bonus payments) are not included. In any event, withdrawals under the GWB will reduce your Account Balance and death benefit.



CHARGES. If the LWG is in effect, we will continue to assess the GWB benefit charge even in the case where your Remaining Guaranteed Withdrawal Amount, as described below, equals zero. However, if the GWB I or Enhanced GWB is in effect, we will not continue to assess the GWB charge if your Benefit Base, as described below, equals zero.



TAXES. Withdrawals of taxable amounts will be subject to ordinary income tax and, if made prior to age 59 1/2, a 10% Federal income tax penalty may apply.



TAX TREATMENT. The tax treatment of withdrawals under the GWB and LWG is uncertain. It is conceivable that the amount of potential gain could be determined based on the Benefit Base (Remaining Guaranteed Withdrawal Amount under the Lifetime Withdrawal Guarantees) at the time of the withdrawal, if the Benefit Base (or Remaining Guaranteed Withdrawal Amount) is greater than the Account Balance (prior to Withdrawal Charges, if applicable). This could result in a greater amount of taxable income reported under a withdrawal and conceivably a limited ability to recover any remaining basis if there is a loss on surrender of the Contract. Consult your tax adviser prior to purchase.



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GWB, LWG AND DECEDENT CONTRACTS. If You are purchasing this Contract with a non-taxable transfer of the death benefit proceeds of any annuity contract or IRA (or any other tax-qualified arrangement) of which You were the Beneficiary and You are "stretching" the distributions under the IRS required distribution rules, You may not purchase the LWG.



If You are purchasing this Contract with a nontaxable transfer of the death proceeds of any Non-Qualified annuity contract of which You were the Beneficiary and You are "stretching" the distributions under the IRS required distribution rules, You may not purchase the Enhanced GWB -or GWB.



DESCRIPTION OF THE LWG II



TOTAL GUARANTEED WITHDRAWAL AMOUNT. While the LWG II is in effect, we guarantee that You will receive a minimum amount over time. We refer to this minimum amount as the Total Guaranteed Withdrawal Amount. The initial Total Guaranteed Withdrawal Amount is equal to your initial purchase payment. We increase the Total Guaranteed Withdrawal Amount (up to a maximum of $10,000,000) by each additional purchase payment. If You take a withdrawal that does not exceed the Annual Benefit Payment (see "Annual Benefit Payment" below), then we will not reduce the Total Guaranteed Withdrawal Amount. We refer to this type of withdrawal as a Non-Excess Withdrawal. If, however, You take a withdrawal that results in cumulative withdrawals for the current Contract Year that exceeds the Annual Benefit Payment, then we will reduce the Total Guaranteed Withdrawal Amount in the same proportion that the withdrawal (including any applicable Withdrawal Charge) reduces the Account Balance. We refer to this type of withdrawal as an Excess Withdrawal. This reduction may be significant, particularly when the Account Balance is lower than the Total Guaranteed Withdrawal Amount (see "Managing Your Withdrawals" below). Limiting your cumulative withdrawals during a Contract Year to not more than the Annual Benefit Payment will result in dollar-for-dollar treatment of the withdrawals.



REMAINING GUARANTEED WITHDRAWAL AMOUNT. The Remaining Guaranteed Withdrawal Amount is the remaining amount You are guaranteed to receive over time. The initial Remaining Guaranteed Withdrawal Amount is equal to the initial Total Guaranteed Withdrawal Amount. We increase the Remaining Guaranteed Withdrawal Amount (up to a maximum of $10,000,000) by additional purchase payments, and we decrease the Remaining Guaranteed Withdrawal Amount by withdrawals. If You take a Non-Excess Withdrawal, we will decrease the Remaining Guaranteed Withdrawal Amount dollar-for-dollar by the amount of the Non-Excess Withdrawal (including any applicable Withdrawal Charge). If, however, You take an Excess Withdrawal, then we will reduce the Remaining Total Guaranteed Withdrawal Amount in the same proportion that the withdrawal (including any applicable Withdrawal Charge) reduces the Account Balance. This reduction may be significant, particularly when the Account Balance is lower than the Remaining Guaranteed Withdrawal Amount (see "Managing Your Withdrawals" below). Limiting your cumulative withdrawals during a Contract Year to not more than the Annual Benefit Payment will result in dollar-for-dollar treatment of the withdrawals. As described below under "Annual Benefit Payment," the Remaining Guaranteed Withdrawal Amount is the total amount you are guaranteed to receive over time if you take your first withdrawal before the Contract Owner or oldest Joint Owner (or the Annuitant if the Contract Owner is non-natural person) is age
59 1/2. The Remaining Guaranteed Withdrawal Amount is also used to calculate an alternate death benefit available under the LWG (see "Additional Information" below).



7.25% COMPOUNDING INCOME AMOUNT. For all Contracts except Contracts issued in New York, on each Contract Anniversary until the earlier of: (a) the date of the second withdrawal from the Contract or (b) the tenth Contract Anniversary, we increase the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount by an amount equal to 7.25% multiplied by the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount before such increase (up to a maximum of $10,000,000). We take the Total Guaranteed Withdrawal Amount and the remaining Guaranteed Withdrawal Amount as of the last day of the Contract Year to determine the amount subject to the increase. We may also increase the Total Guaranteed



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Withdrawal Amount and Remaining Guaranteed Withdrawal Amount by the Automatic
Annual Step-Up (discussed below), if that would result in a higher Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount.


     6% Compounding Income Amount (New York State only). For Contracts issued in New York State, if You elect the Single Life Version of LWG II, on each Contract Anniversary beginning with the Contract Anniversary following the date You reach age 63, until the earlier of: (a) five years or (b) the date of the first withdrawal from the Contract, we increase the Total Guaranteed Withdrawal Amount and the Remaining Withdrawal Amount by an amount equal to 6% multiplied by the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount before such increase (up to a maximum of $10,000,000). We take the Total Guaranteed Withdrawal Amount and the remaining Guaranteed Withdrawal Amount as of the last day of the Contract Year to determine the amount subject to the increase. If the first withdrawal is taken before the Contract Anniversary following the date You reach age 63, the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount will never be increased by the 6% Compounding Income Amount.


     If You elect the Joint Life Version of LWG II, on each Contract Anniversary beginning with the Contract Anniversary following the date the younger spouse reaches age 66, until the earlier of: (a) five years or (b) the date of the first withdrawal from the Contract, we increase the Total Guaranteed Withdrawal Amount and the Remaining Withdrawal Amount by an amount equal to 6% multiplied by the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount before such increase (up to a maximum of $10,000,000). We take the Total Guaranteed Withdrawal Amount and the remaining Guaranteed Withdrawal Amount as of the last day of the Contract Year to determine the amount subject to the increase. We may increase the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount by the Automatic Annual Step-up (discussed below), if that would result in a higher Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount. If the first withdrawal is taken before the Contract Anniversary following the date the youngest spouse reaches age 66, the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount will never be increased by the 6% Compounding Income Amount.



AUTOMATIC ANNUAL STEP-UP. On each Contract Anniversary prior to the Contract Owner's 91st birthday (or in New York State, the youngest spouse's 91st birthday, if the Joint Life Version is elected), an Automatic Annual Step-Up will occur, provided that the Account Balance exceeds the Total Guaranteed Withdrawal Amount (after compounding) immediately before the step-up (and provided that You have not chosen to decline the step-up as described below).



The Automatic Annual Step-Up:


  o resets the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount to the Account Balance on the date of the step-up, up to a maximum of $10,000,000 regardless of whether or not You have taken any withdrawals;


  o resets the Annual Benefit Payment equal to 5% of the Total Guaranteed Withdrawal Amount after the Step-Up (or 6% if You make your first withdrawal on or after the date You reach age 76) or, for Contracts issued in New York State, if the Joint Life version of LWG II was elected, reset the Annual Benefit Payment equal to 4.5% of the Total Guaranteed Withdrawal Amount after the step-up (or 5% if You make your first withdrawal on or after the Contract Anniversary following the date You and your spouse are at least age 63); and


  o  may reset the LWG II charge to a rate that does not exceed the lower of:
     (a) the maximum of 1.60% (Single Life version) or 1.80% (Joint Life version) or (b) the current rate that we would charge for the same rider available for new Contract purchases at the time of the Automatic Annual Step-Up.



For Contracts issued on or before February 23, 2009, the maximum charge upon an Automatic Annual Step-Up is 1.25% (Single Life version) or 1.50% (Joint Life version).



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In the event that the charge applicable to Contract purchases at the time of the step-up is higher than your current LWG II charge, we will notify You in writing a minimum of 30 days in advance of the applicable Contract Anniversary and inform You that You may choose to decline the Automatic Annual Step-Up. If You choose to decline the Automatic Annual Step-Up, You must notify us in writing at our Administrative Office no less than seven calendar days prior to the Contract Anniversary.



Once You notify us of your decision to decline the Automatic Annual Step-Up, You will no longer be eligible for future Automatic Annual Step-Ups until You notify us in writing at your Administrative Office that You wish to reinstate the Automatic Annual Step-Ups. This reinstatement will take effect at the next Contract Anniversary after we receive your request for reinstatement. Please note that the Automatic Annual Step-Up may be of limited benefit if You intend to make purchase payments that would cause your Account Balance to approach $10,000,000, because the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount cannot exceed $10,000,000.



For Contracts issued on or before February 23, 2009, if your Total Guaranteed Withdrawal Amount is increased due to an Automatic Annual Step-Up on a Contract Anniversary occurring on July 1, 2012 or later, We currently will increase the optional benefit charge for the Single Life version to 0.95% of the of the Total Guaranteed Withdrawal Amount, and We will increase the optional benefit charge for the Joint Life version to 1.20% of the of the Total Guaranteed Withdrawal Amount, applicable after the Contract Anniversary on which the Automatic Annual Step-Up occurs.



ANNUAL BENEFIT PAYMENT. For all Contracts except Contracts issued in New York, the initial Annual Benefit Payment is equal to the initial Total Guaranteed Withdrawal Amount multiplied by the 5% withdrawal rate (6% withdrawal rate if You make the first withdrawal on or after the date You reach age 76). If the Total Guaranteed Withdrawal Amount is later recalculated (for example, because of additional purchase payments, the 7.25% Compounding Income Amount, the Automatic Annual Step-Up, or Excess Withdrawals), the Annual Benefit Payment is reset equal to the new Total Guaranteed Withdrawal Amount multiplied by the 5% withdrawal rate (6% withdrawal rate if You make your first withdrawal on or after the date You reach age 76).



Annual Benefit Payment (New York State only). For Contracts issued in New York State, if You elect the Single Life Version of LWG II, the Annual Benefit Payment is equal to the initial Total Guaranteed Withdrawal Amount multiplied by the 5% withdrawal rate (6% if You make the first withdrawal on or after the Contract Anniversary following the date You reach age 76). If You elect the Joint Life Version of LWG II, the initial Annual Benefit Payment is equal to the Total Guaranteed Withdrawal Amount multiplied by the 4.5% withdrawal rate (5% withdrawal rate if You make the first withdrawal on or after the Contract Anniversary following the date You and your spouse are at least age 63). If the Total Guaranteed Withdrawal Amount is later recalculated (for example, because of additional purchase payments, the 6% Compounding Income Amount, the Automatic Step-Up, or Excess Withdrawals), the Annual Benefit Payment is reset to equal the new Total Guaranteed Withdrawal Amount multiplied by the 4.5% withdrawal rate (5% withdrawal rate if You make your first withdrawal on or after the Contract Anniversary following the date You and your spouse reach age
63).



IT IS IMPORTANT TO NOTE:


  o If You take your first withdrawal before the date You reach age 59 1/2 (or, for Contracts issued in New York State with the Joint Life Version, if You take your first withdrawal before the date when both You and your spouse are at least 59 1/2), we will continue to pay the Annual Benefit Payment each year until the Remaining Guaranteed Withdrawal Amount is depleted, even if your Account Balance declines to zero. This means if your Account Balance is depleted due to a Non-Excess Withdrawal or the deduction of the benefit charge and your Remaining Guaranteed Withdrawal Amount is greater than zero, we will pay You



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     the remaining Annual Benefit Payment, if any, not yet withdrawn during the
     Contract Year that the Account Balance was depleted, and beginning in the following Contract Year, we will continue paying the Annual Benefit
     Payment to You each year until your Remaining Guaranteed Withdrawal Amount is depleted. This guarantees that You will receive your purchase payments even if your Account Balance declines to zero due to market performance so long as You do not take Excess Withdrawals, however, You will not be guaranteed income for the rest of your life.


  o  If You take your first withdrawal on or after the date You reach age
     59 1/2, we will continue to pay the Annual Benefit Payment each year for the rest of your life (and the life of your spouse, if the Joint Life Version is elected and your spouse elects to continue the Contract and is at least age 59 1/2 at continuance, and, for Contracts issued in New York State, if You take your first withdrawal when both You and your spouse are at least age 59 1/2), even if your Remaining Guaranteed Withdrawal Amount or your Account Balance declines to zero. This means if your Remaining Guaranteed Withdrawal Amount and/or your Account Balance is depleted due to a Non-Excess Withdrawal or the deduction of the benefit charge we will pay to You the remaining Annual Benefit Payment, if any, not yet withdrawn during that Contract Year that the Account Balance was depleted, and beginning in the following Contract Year, we will continue paying the Annual Benefit Payment to You each year for the rest of your life (and your spouse's life, if applicable). Therefore, You will be guaranteed income for life.


  o If You take your first withdrawal on or after the date You reach age 76, your Annual Benefit Payment will be set equal to a 6% withdrawal rate multiplied by the Total Guaranteed Withdrawal Amount. For Contracts issued in New York State, if You elect the Joint Life Version, if You take your first withdrawal on or after the Contract Anniversary following the date You and your spouse are at least age 63, your Annual Benefit Payment will be set equal to 5% withdrawal rate multiplied by the Total Guaranteed Withdrawal Amount.


  o If You have elected the LWG II, You should carefully consider when to begin taking withdrawals. If You begin taking withdrawals too soon, You may limit the value of the LWG II. For example, we no longer increase your Total Guaranteed Withdrawal Amount by the 7.25% Compounding Income Amount (6% Compounding Income Amount for Contracts issued in New York State) once You make your second withdrawal (first withdrawal for Contracts issued in New York State). However, if You delay taking withdrawals for too long, You may limit the number of years available for You to take withdrawals in the future (due to life expectancy) and You may be paying for a benefit You are not using.


  o At any time during the pay-in phase, You can elect to annuitize under current annuity rates in lieu of continuing the LWG II.


  o Annuitization may provide higher income amounts if the current income payment type rates applied to the adjusted Account Balance exceed the payments under the LWG II optional benefit. Also, income payments provided by annuitizing under current annuity rates may be higher due to different tax treatment of this income compared to the tax treatment of the payments received under the LWG II optional benefit.


  o You have the option of receiving withdrawals under the LWG II or receiving payments under a pay-out option. You should consult with your registered representative when deciding how to receive income under this Contract. In making this decision, You should consider many factors, including the relative amount of current income provided by the two options, the potential ability to receive higher future payments through potential increases to the value of the LWG II, your potential need to make additional withdrawals in the future, and the relative values to You of the death benefits available prior to and after annuitization (See "Lifetime Withdrawal Guarantee and Annuitization" below).



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MANAGING YOUR WITHDRAWALS. It is important that You carefully manage your annual withdrawals. To retain the full guarantees of this benefit, your annual withdrawals cannot exceed the Annual Benefit Payment each Contract Year. In other words, You should not take Excess Withdrawals. We do not include Withdrawal Charges for the purpose of calculating whether You have made an Excess Withdrawal. If You do take an Excess Withdrawal, we will recalculate the Total Guaranteed Withdrawal Amount and reduce the Annual Benefit Payment to the new Total Guaranteed Withdrawal Amount multiplied by the 5% withdrawal rate (6% withdrawal rate if You make your first withdrawal on or after the date You reach age 76).



In addition, as noted above, if You take an Excess Withdrawal, we will reduce the Remaining Total Guaranteed Withdrawal Amount in the same proportion that the withdrawal reduces the Account Balance. These reductions in the Total Guaranteed Withdrawal Amount, Annual Benefit Payment, and Remaining Guaranteed Withdrawal Amount may be significant. You are still eligible to receive either lifetime payments or the remainder of the Remaining Guaranteed Withdrawal Amount so long as the withdrawal that exceeded the Annual Benefit Payment did not cause your Account Balance to decline to zero. An Excess Withdrawal that reduces the Account Balance to zero will terminate the Contract.



If you take an Excess Withdrawal in a Contract Year, you may be able to reduce the impact of the Excess Withdrawal on your Total Guaranteed Withdrawal Amount, Annual Benefit Payment, and Remaining Guaranteed Withdrawal Amount by making two separate withdrawals (on different days) instead of a single withdrawal. The first withdrawal should be equal to your Annual Benefit Payment (or remaining Annual Benefit Payment if withdrawals have already occurred in the Contract Year); this withdrawal will not reduce your Total Guaranteed Withdrawal Amount (and Annual Benefit Payment) and it will reduce your Remaining Guaranteed Withdrawal Amount dollar-for-dollar by the amount of the withdrawal. The second withdrawal (on a subsequent day) should be for the amount in excess of the Annual Benefit Payment (or remaining Annual Benefit Payment); this withdrawal will reduce your Total Guaranteed Withdrawal Amount, Annual Benefit Payment, and Remaining Guaranteed Withdrawal Amount in the same proportion that the withdrawal reduces the Account Value. For an example of taking multiple withdrawals in this situation, see "A. Lifetime Withdrawal Guarantee -- 2. When Withdrawals Do Exceed the Annual Benefit Payment -- a. LWG II -- Proportionate Reduction" under the heading "Examples of LWG I and II."



You can always take Non-Excess Withdrawals. However, if You choose to receive only a part of your Annual Benefit Payment in any given Contract Year, your Annual Benefit Payment is not cumulative and your Remaining Guaranteed Withdrawal Amount and Annual Benefit Payment will not increase. For example, if your Annual Benefit Payment is 5% of your Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount, You cannot withdraw 3% in one year and then withdraw 7% the next year without making an Excess Withdrawal in the second year.



REQUIRED MINIMUM DISTRIBUTIONS. For IRAs and other Contracts subject to Section

401(a)(9) of the Code, You may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 70 1/2. These required distributions may be larger than your Annual Benefit Payment. If You enroll in the automated required minimum distribution service, after the first

Contract Year, we will increase your Annual Benefit Payment to equal your most recently calculated required minimum distribution amount, if such amount is greater than your Annual Benefit Payment. You must be enrolled only in the
                                                               ----
automated required minimum distribution service to qualify for this increase in the Annual Benefit Payment. You may not be enrolled in any other Systematic Withdrawal Program. The frequency of your withdrawals must be annual. The automated required minimum distribution service is based on information relating to this Contract only. To enroll in the automated required minimum distribution service, please contact your Administrative Office.



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INVESTMENT ALLOCATION RESTRICTIONS. If You elect the LWG II, there are certain investment allocation restrictions. Please see "Your Investment
Choices -- Investment Allocation Restrictions For Certain Optional Benefits" above.



CURRENT RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS. Subsequent purchase payments under the LWG II are restricted as described in "Your Investment Choices -- Restrictions on Subsequent Purchase Payments -- GMIB I, GMIB Plus I, GMIB Plus II, GWB I, Enhanced GWB, LWG I, LWG II, GMAB and EDB I."



JOINT LIFE VERSION. Like the Single Life version of the LWG II, the Joint Life version must be elected at the time You purchase the Contract, and the Contract Owner (or oldest Joint Owner) must be age 85 or younger. Under the Joint Life version, when the Owner of the Contract dies (or when the first Joint Owner dies), the LWG II will automatically remain in effect only if the spouse is the primary Beneficiary and elects to continue the Contract under the spousal continuation provisions. This means that if You purchase the Joint Life version and subsequently get divorced, or your spouse is no longer the primary Beneficiary at the time of your death, he or she will not be eligible to receive payments under the LWG II. If the spouse is younger than age 59 1/2 when he or she elects to continue the Contract, the spouse will receive the Annual Benefit Payment each year until the Remaining Guaranteed Withdrawal Amount is depleted. If the spouse is age 59 1/2 or older when he or she elects to continue the Contract, the spouse will receive the Annual Benefit Payment each year for the remainder of his or her life. If the first withdrawal was taken before the Contract Owner died (or before the first Joint Owner died), the withdrawal rate upon continuation of the Contract and the LWG II rider by the spouse will be based on the age of the Contract Owner, oldest Joint Owner or youngest spouse (if the Joint Life version is elected in New York) at the time the first withdrawal was taken. In situations in which a trust is both the Owner and Beneficiary of the Contract, the Joint Life version of the benefit would not apply.



For Contracts issued in New York State, in order for You and your spouse to receive lifetime income, both You and your spouse must be at least age 59 1/2 at the time of the first withdrawal. Please note that a change of the primary Beneficiary will terminate the LWG II rider in New York State. -The age at which the 6% Compounding Income Amount may begin to be applied to the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount is different for the Single Life and Joint Life versions of LWG II for Contracts issued in New York State (see "6% Compounding Income Amount" above.) In addition, the withdrawal rate for the Joint Life Version of LWG II may differ from the withdrawal rate for the Single Life Version for Contracts issued in New York State -- (see "Annual Benefit Payment" above).



CANCELLATION AND GUARANTEED PRINCIPAL ADJUSTMENT. You may elect to cancel the LWG -Benefit II on the Contract Anniversary every five Contract Years for the first 15 Contract Years and annually thereafter. We must receive your cancellation request within 30 days following the eligible Contract Anniversary in writing at your Administrative Office. The cancellation will take effect on receipt of your request. If cancelled, the LWG II will terminate, we will no longer deduct the LWG II charge and, the investment allocation restrictions described in "Investment Choices -- Investment Allocation Restrictions for Certain Optional Benefits" will no longer apply. The Contract, however, will continue.



If You cancel the LWG II on the fifteenth Contract Anniversary or any eligible Contract Anniversary thereafter, we will add a Guaranteed Principal Adjustment to your Account Balance (does not apply to Contracts issued in Washington State). The Guaranteed Principal Adjustment is intended to restore your initial investment in the Contract in the case of poor investment performance. The Guaranteed Principal Adjustment is equal to (a) - (b) where:


(a) is purchase payments credited within 120 days of the date that we issued the Contract, reduced proportionately by the percentage reduction in Account Balance attributable to any partial withdrawals taken (including any applicable Withdrawal Charges), and



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(b)        is the Account Balance on the date of cancellation.



The Guaranteed Principal Adjustment will be added to each applicable Division in the ratio the portion of the Account Balance in such Division bears to the total Account Balance in all Divisions. The Guaranteed Principal Adjustment will never be less than zero.



Only purchase payments made during the first 120 days that You hold the Contract are taken into consideration in determining the Guaranteed Principal Adjustment. Contract Owners who anticipate making purchase payments after 120 days should understand that such payments will not increase the Guaranteed Principal Adjustment. Purchase payments made after 120 days are added to your Account Balance and impact whether or not a benefit is due. Therefore, the LWG II may not be appropriate for You if You intend to make additional purchase payments after the 120 day period and are purchasing the LWG II for its Guaranteed Principal Adjustment feature.



TERMINATION OF THE LWG II. The LWG II will terminate upon the earliest of:


(1) The date of a full withdrawal of the Account Balance (a pro rata portion of the charge will be assessed; You are still eligible to receive either the Remaining Guaranteed Withdrawal Amount or lifetime payments, provided the withdrawal did not exceed the Annual Benefit Payment and the provisions and conditions of this optional benefit have been met);


(2) The date the Account Balance is applied to a pay-out option (a pro rata portion of the charge for this benefit will be assessed);


(3) The date there are insufficient amounts to deduct the LWG -charge and your Contract is thereby terminated (whatever Account Balance is available will be applied to pay the charge and You are still eligible to receive either the Remaining Guaranteed Withdrawal Amount or lifetime payments, provided the provisions and conditions of this optional benefit have been met, however You will have no other benefits under the Contract);


(4) Death of the Contract Owner or Joint Contract Owner (or the Annuitant if the Owner is a non-natural person), except where the Contract is issued under the Joint Life version of the LWG II, the primary Beneficiary is the spouse, and the spouse elects to continue the Contract under the spousal continuation provisions of the Contract;


(5) Change in Contract Owners or Joint Contract Owners or Annuitants (if the Contract Owner is a non-natural person), subject to our administrative procedures (a pro rata portion of the charge for this benefit will be assessed, except for termination due to death);


(6) The Deferred Annuity is terminated (a pro-rata portion of the charge will be assessed, except for termination due to death.)


(7)   Effective date of the cancellation of this benefit by the Contract Owner;


(8) The date You assign your Contract (a pro-rata portion of the rider charge will be assessed), subject to our administrative procedures; or


(9) For Contracts issued in New York State with the Joint Life Version, the effective date of a change of the primary Beneficiary (a pro-rata portion of the rider charge will be assessed), subject to our administrative procedures.



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Under our current administrative procedures, we will waive the termination of the LWG II if You assign a portion of the Contract under the following limited circumstances. If the assignment is solely for your benefit on account of your direct transfer of the Account Balance under Section 1035 of the Code to fund premiums for a long term care insurance policy or purchase payments for an annuity contract issued by an insurance company which is not our affiliate and which is licensed to conduct business in any state. All such direct transfers are subject to any applicable Withdrawal Charges.



Once the optional benefit is terminated, the LWG II charge will no longer be deducted and the LWG II investment allocation restrictions will no longer apply.



ADDITIONAL INFORMATION. The LWG II may affect the death benefit available under your Contract. If the Owner or Joint Owner should die while the LWG II is in effect, an alternative death benefit amount will be calculated under the LWG II that can be taken in a lump sum. The LWG II death benefit amount that may be taken as a lump sum will be equal to total purchase payments less any partial withdrawals (deducted on a dollar-for-dollar basis). If this death benefit amount is greater than the death benefit provided by your Contract, and if You made no Excess Withdrawals, then this death benefit amount will be paid instead of the death benefit provided by the Contract. All other provisions of your Contract's death benefit will apply.



Alternatively, the Beneficiary may elect to receive the Remaining Guaranteed Withdrawal Amount as a death benefit, in which case we will pay the Remaining Guaranteed Withdrawal Amount on a monthly basis (or any mutually agreed upon frequency, but no less frequently than annually) until the Remaining Guaranteed Withdrawal Amount is exhausted. The surviving spouse's withdrawal rights then come to an end. Currently, there is no minimum dollar amount for the payments; however, we reserve the right to accelerate any payment, in a lump sum, that is less than $500 (see below). This death benefit will be paid instead of the applicable contractual death benefit or the alternative death benefit amount calculated under the LWG II as described above. Otherwise, the provisions of those contractual death benefits will determine the amount of the death benefit. Except as may be required by the Code, an annual payment will not exceed the Annual Benefit Payment. If your Beneficiary dies while such payments are made, we will continue making the payments to the Beneficiary's estate unless we have agreed to another payee in writing.



If the Contract is a Non-Qualified Contract, any death benefit must be paid out over a time period and in a manner that satisfies Section 72(s) of the Code. If the Contract Owner (or the Annuitant, if the Contract Owner is not a natural person) dies prior to the "annuity starting date" (as defined under the Code and regulations thereunder), the period over which the Remaining Guaranteed Withdrawal Amount is paid as a death benefit cannot exceed the remaining life expectancy of the payee under the appropriate IRS tables. For purposes of the preceding sentence, if the payee is a non-natural person, the Remaining Guaranteed Withdrawal Amount must be paid out within 5 years from the date of death. Payments under this death benefit must begin within 12 months following the date of death.



We reserve the right to accelerate any payment in a lump sum that is less than $500 or to comply with requirements under the Code (including minimum distribution requirements for IRAs and other Contracts subject to Section 401(a)(9) of the Code and Non-Qualified Contracts subject to Section 72(s) of the Code). If You terminate the LWG II because (1) You make a total withdrawal of your Account Balance; (2) your Account Balance is insufficient to pay the LWG II charge; or (3) the Contract Owner dies, except where the Beneficiary or Joint Owner is the spouse of the Contract Owner and the spouse elects to continue the Contract and the spouse is less than 85 years old, You may not make additional purchase payments under the Contract.



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CHARGES. For the LWG II the current charges are 1.25% of the Total Guaranteed
Withdrawal Amount for the Single Life version and 1.50% for the Joint Life version. If an Automatic Annual Step-Up occurs we may increase the LWG II charge to the then current charge for the same optional benefit, but no more than a maximum of 1.60% for the Single Life version or 1.80% for the Joint Life version.



The charge is deducted for the prior Contract Year on the Contract Anniversary after applying any 7.25% Compounding Income Amount (6% Compounding Income Amount for Contracts issued in New York State) and prior to taking into account any Automatic Annual Step-Up occurring by withdrawing amounts on a pro rata basis from your Account Balance in the Fixed Account, Enhanced Dollar Cost Averaging Program balance and Account Balance in the Separate Account. We take amounts from the Separate Account by canceling accumulation units from your Account Balance in the Separate Account. The Fixed Account is not available with the C Class Deferred Annuity or in the State of New York if this optional benefit is selected.



LIFETIME WITHDRAWAL GUARANTEE AND ANNUITIZATION. Since the annuity date at the time You purchase the Deferred Annuity is the later of age 90 of the Annuitant or 10 years after issue of your Deferred Annuity, You must make an election if You would like to extend your annuity date to the latest date permitted (subject to restrictions that may apply in your state and our current established administrative procedures). If You elect to extend your annuity date to the latest date permitted, and that date is reached, your Deferred Annuity must be annuitized (see "Pay-Out Options (or Income Options)"), or You must make a complete withdrawal of your Account Balance. Annuitization may provide higher income amounts than the payments under the LWG II, depending on the applicable annuity rates and your Account Balance on the Annuity Date.



If You annuitize at the latest date permitted, You must elect one of the following options:


(1) Annuitize the Account Balance under the Deferred Annuity's pay-out option provisions;


(2) If You took withdrawals before age 59 1/2, and therefore You are not eligible for lifetime withdrawals under the LWG II, elect to receive the Annual Benefit Payment paid each year until the Remaining Guaranteed Withdrawal Amount is depleted. These payments will be equal in amount, except for the last payment that will be in an amount necessary to reduce the Remaining Guaranteed Withdrawal Amount to zero; or


(3) If you are eligible for lifetime withdrawals under the LWG II, elect to receive the Annual Benefit Payment paid each year until your death (or the later of You and your spousal Beneficiary's death for the Joint Life version). If You (or You and your spousal Beneficiary for the Joint Life version) die before the Remaining Guaranteed Withdrawal Amount is depleted, your Beneficiaries will continue to receive payments equal to the Annual Benefit Payment each year until the Remaining Guaranteed Withdrawal Amount is depleted. These payments will be equal in amount, except for the last payment that will be in an amount necessary to reduce the Remaining Guaranteed Withdrawal Amount to zero.



If You do not select a pay-out option or elect to receive payments under the LWG II, we will annuitize your Deferred Annuity under the Lifetime Annuity with a 10-Year Guarantee Period income payment type. However, if we do, we will adjust your income payment or the pay-out option, if necessary, so your aggregate income payments will not be less than what You would have received under the LWG II.



DESCRIPTION OF LWG I



In states where the LWG II is not yet approved, we offer (in states where approved) the LWG I. The LWG I is identical to LWG II, with except as described below.



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TOTAL GUARANTEED WITHDRAWAL AMOUNT. The maximum Total Guaranteed Withdrawal
Amount under the LWG I is $5,000,000. If You elect the LWG I and take an Excess Withdrawal, we will reduce the Total Guaranteed Withdrawal Amount by an amount equal to the difference between the Total Guaranteed Withdrawal Amount after the withdrawal and the Account Balance after the withdrawal (if lower). On the other hand, if You elect the LWG II and take an Excess Withdrawal, we will reduce the Total Guaranteed Withdrawal Amount in the same proportion that the withdrawal reduces the Account Balance.



REMAINING GUARANTEED WITHDRAWAL AMOUNT. The maximum Remaining Total Guaranteed Withdrawal Amount under the LWG I is $5,000,000. If You elect the LWG I and take a withdrawal, we will reduce the Remaining Guaranteed Withdrawal Amount by the amount of each withdrawal regardless of whether it is an Excess or Non-Excess withdrawal. However, if the withdrawal is an Excess Withdrawal, then we will additionally reduce the Remaining Guaranteed Withdrawal Amount to equal the difference between the Remaining Guaranteed Withdrawal Amount after the withdrawal and the Account Balance after the withdrawal (if lower). On the other hand, if You elect the LWG II and take a withdrawal, we will reduce the Remaining Guaranteed Withdrawal Amount by the amount of each withdrawal for withdrawals that are Non-Excess Withdrawals and for Excess Withdrawals, we will reduce the Remaining Guaranteed Withdrawal Amount in the same proportion that the withdrawal reduces the Account Balance.



COMPOUNDING INCOME AMOUNT. If You elect the LWG I on each Contract Anniversary until the earlier of: (a) the date of the first withdrawal from the Contract or
(b) the tenth Contract Anniversary, we increase the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount by an amount equal to 5% multiplied by the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount before such increase. We take the Total Guaranteed Withdrawal Amount and the remaining Guaranteed Withdrawal Amount as of the last day of the Contract Year to determine the amount subject to the increase. On the other hand, if You elect the LWG II, on each Contract Anniversary until the earlier of: (a) the date of the second withdrawal from the Contract or (b) the tenth Contract Anniversary, we increase the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount by an amount equal to 7.25% multiplied by the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount before such increase. We take the Total Guaranteed Withdrawal Amount and the remaining Guaranteed Withdrawal Amount as of the last day of the Contract Year to determine the amount subject to the increase.



AUTOMATIC ANNUAL STEP-UP. If an Automatic Annual Step-Up occurs under the LWG I, we may increase the LWG I charge to the charge applicable to current Contract purchases of the same optional benefit at the time of the step-up, but to no more than a maximum of 0.95% (Single Life version) or 1.40% (Joint Life version) of the Total Guaranteed Withdrawal Amount. If your Total Guaranteed Withdrawal Amount is increased due to an Automatic Annual Step-Up on a Contract Anniversary occurring on July 1, 2012 or later, We currently will increase the optional benefit charge for the Single Life version to 0.80% of the Total Guaranteed Withdrawal Amount, and We will increase the optional benefit charge for the Joint Life version to 1.05% of the Total Guaranteed Withdrawal Amount, applicable after the Contract Anniversary on which the Automatic Annual Step-Up occurs. Automatic Annual Step-Ups may occur on each Contract Anniversary prior to the owner's 86th birthday.



ANNUAL BENEFIT PAYMENT. Under the LWG I, the Annual Benefit Payment is set equal to the Total Guaranteed Withdrawal Amount multiplied by the 5% withdrawal rate (there is no 6% withdrawal rate for taking later withdrawals).



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ISSUE AGES. For Contracts issued in New York State, the following issue age requirements apply: (1) the Contract Owner or oldest joint Contract Owner (or Annuitant if the owner is a non-natural person) is at least 60 years old for the Single Life Version and (2) the Joint Life Version must be owned by joint Contract Owners who are spouses and both joint Contract Owners must be at least 63 years old. (Because of the requirement that the Contract be owned by joint Contract Owners, the Joint Life Version is only available for Non-Qualified Contracts).



TERMINATION. Termination provision (8) under "Termination of the LWG II" does not apply to the LWG I optional benefit.



INVESTMENT ALLOCATION RESTRICTIONS. If You elect the LWG I, You are limited to allocating your purchase payments and Account Balance among the Fixed Account and the following Divisions:


  (a)        Brighthouse Asset Allocation 20 Division,


  (b)        Brighthouse Asset Allocation 40 Division,


  (c)        Brighthouse Asset Allocation 60 Division,


  (d)        Brighthouse Asset Allocation 80 Division,


  (e) BlackRock Ultra-Short Term Bond Division (available with C Class Deferred Annuities issued after April 30, 2003, and in New York State and Washington State only),


  (f)        American Funds(R) Moderate Allocation Division,


  (g)        American Funds(R) Balanced Allocation Division,


  (h)        American Funds(R) Growth Allocation Division,


  (i)        SSGA Growth ETF Division,


  (j)        SSGA Growth and Income ETF Division,


  (k)        AB Global Dynamic Allocation Division,


  (l)        AQR Global Risk Balanced Division,


  (m)        BlackRock Global Tactical Strategies Division,


  (n)        Brighthouse Balanced Plus Division,


  (o)        Invesco Balanced-Risk Allocation Division,


  (p)        JPMorgan Global Active Allocation Division,


  (q)        MetLife Aggregate Bond Index Division,


  (r)        MetLife Multi-Index Targeted Risk Division,


  (s)        PanAgora Global Diversified Risk Division,



  (t)        Western Asset Management(R) Government Income Division,



  (u)        Schroders Global Multi-Asset Division.



The Fixed Account is not available in New York State and Washington State with this optional benefit. You may elect to participate in the Enhanced Dollar Cost Averaging Program provided that your destination Divisions are one or more of the above listed investment choices.



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CURRENT RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS. Subsequent purchase payments under the LWG I are restricted as described in "Your Investment Choices -- Restrictions on Subsequent Purchase Payments -- GMIB I, GMIB Plus I, GMIB Plus II, GWB I, Enhanced GWB, LWG I, LWG II, GMAB and EDB I."



CHARGES. The LWG I is available for an additional charge of 0.50% for the Single Life version and 0.70% for the Joint Life version of the Total Guaranteed Withdrawal Amount each Contract Anniversary, prior to taking into account any Automatic Annual Step-Up. As described above, this charge may change as a result of an Automatic Annual Step-Up. This charge is made by withdrawing amounts on a pro-rata basis from your Account Balance in the Fixed Account, Enhanced Dollar Cost Averaging Program balance and Account Balance in the Separate Account. We take amounts from the Separate Account by canceling Accumulation Units from your Account Balance in the Separate Account. (The Fixed Account is not available in the C Class Deferred Annuity purchased after April 30, 2003 or when available, a Deferred Annuity issued in New York State and Washington State with this optional benefit.)



EXAMPLES OF LWG -I AND II



The purpose of these examples is to illustrate the operation of the Guaranteed Withdrawal Benefit. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the Divisions chosen. The examples do not reflect the deduction of fees and charges, Withdrawal Charges and applicable income taxes and penalties. The Lifetime Withdrawal Guarantees do not guarantee an Account Balance or minimum investment return for any Division. The Remaining Guaranteed Withdrawal Amount cannot be taken as a lump sum.


A. LWG


1. When Withdrawals Do Not Exceed the Annual Benefit Payment
   ---------------------------------------------------------



Assume that a Contract had an initial purchase payment of $100,000. The initial Account Balance would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, the initial Remaining Guaranteed Withdrawal Amount would be $100,000 and the initial Annual Benefit Payment would be $5,000 ($100,000 - 5%).



Assume that $5,000 is withdrawn each year, beginning before the Contract Owner attains age 59 1/2. The Remaining Guaranteed Withdrawal Amount is reduced by $5,000 each year as withdrawals are taken (the Guaranteed Total Withdrawal Amount is not reduced by these withdrawals). The Annual Benefit Payment of $5,000 is guaranteed to be received until the Remaining Guaranteed Withdrawal Amount is depleted, even if the Account Balance is reduced to zero.



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If the first withdrawal is taken after age 59 1/2, then the Annual Benefit
Payment of $5,000 is guaranteed to be received for the Contract Owner's lifetime, even if the Remaining Guaranteed Withdrawal Amount and the Account Balance are reduced to zero. (Under the LWG II, if the Contract Owner makes the first withdrawal at or after age 76, the Withdrawal Rate is 6% instead of 5% and the Annual Benefit Payment is $6,000.)

[GRAPHIC APPEARS HERE]




2. When Withdrawals Do Exceed the Annual Benefit Payment
   -----------------------------------------------------



a. LWG II -- Proportionate Reduction



Assume that a Contract had an initial purchase payment of $100,000. The initial Account Balance would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, the initial Remaining Guaranteed Withdrawal Amount would be $100,000 and the initial Annual Benefit Payment would be $5,000 ($100,000 - 5%). (If the Contract Owner makes the first withdrawal on or after the date he or she reaches age 76, the Withdrawal rate is 6% instead of 5% and the initial Annual Benefit Payment would be $6,000. For purposes of the example, assume the Contract Owner makes the first withdrawal before he or she reaches age 76 and the Withdrawal Rate is therefore 5%.)



Assume that the Remaining Guaranteed Withdrawal Amount is reduced to $95,000 due to a withdrawal of $5,000 in the first year. Assume the Account Balance was further reduced to $80,000 at year two due to poor market performance. If You withdrew $10,000 at this time, your Account Balance would be reduced to $80,000
- $10,000 = $70,000. Since the withdrawal of $10,000 exceeded the Annual Benefit Payment of $5,000, there would be a proportional reduction to the Remaining Guaranteed Withdrawal Amount and the Total Guaranteed Withdrawal Amount. The proportional reduction is equal to the entire withdrawal ($10,000) divided by the Account Balance before the withdrawal ($80,000), or 12.5%. The Remaining Guaranteed Withdrawal Amount after the withdrawal would be $83,125 ($95,000 reduced by 12.5%). This new Remaining Guaranteed Withdrawal Amount of $83,125 would now be the amount guaranteed to be available to be withdrawn over time. The Total Guaranteed Withdrawal Amount would be reduced to $87,500 ($100,000 reduced by 12.5%). The Annual Benefit Payment would be set equal to 5% - $87,500 = $4,375.



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(Assume instead that You withdrew $10,000 during year two in two separate withdrawals of $4,000 and $6,000. Since the first withdrawal of $4,000 did not exceed the Annual Benefit Payment of $5,000, there would be no proportional reduction to the Remaining Guaranteed Withdrawal Amount and the Total Guaranteed Withdrawal Amount at the time of that withdrawal. The second withdrawal ($6,000), however, results in cumulative withdrawals of $10,000 during year two and causes a proportional reduction to the Remaining Guaranteed Withdrawal Amount and the Total Guaranteed Withdrawal Amount. The proportional reduction would be equal to the entire amount of the second withdrawal ($6,000) divided by the Account Balance before that withdrawal.)


b. LWG I -- Reduction to Account Balance



Assume that a Contract with the LWG I had an initial purchase payment of $100,000. The initial Account Balance would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, the initial Remaining Guaranteed Withdrawal Amount would be $100,000 and the initial Annual Benefit Payment would be $5,000 ($100,000 - 5%).



Assume that the Remaining Guaranteed Withdrawal Amount is reduced to $95,000 due to a withdrawal of $5,000 in the first year. Assume the Account Balance was further reduced to $75,000 at year two due to poor market performance. If You withdrew $10,000 at this time, your Account Balance would be reduced to $75,000
- $10,000 = $65,000. Your Remaining Guaranteed Withdrawal Amount would be reduced to $95,000 - $10,000 = $85,000. Since the withdrawal of $ 10,000 exceeded the Annual Benefit Payment of $5,000 and the resulting Remaining Guaranteed Withdrawal Amount would be greater than the resulting Account Balance, there would be an additional reduction to the Remaining Guaranteed Withdrawal Amount. The Remaining Guaranteed Withdrawal Amount after the withdrawal would be set equal to the Account Balance after the withdrawal ($65,000). This new Remaining Guaranteed Withdrawal Amount of $65,000 would now be the amount guaranteed to be available to be withdrawn over time. The Total Guaranteed Withdrawal Amount would also be reduced to $65,000. The Annual Benefit Payment would be set equal to 5% - $65,000 = $3,250.


B. LWG -- Compounding Income Amount (for all states except New York)
   -----------------------------------------------------------------



Assume that a Contract with LWG II had an initial purchase payment of $100,000. The initial Remaining Guaranteed Withdrawal Amount would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, and the Annual Benefit Payment would be $5,000 ($100,000 - 5%). (If the Contract Owner makes the first withdrawal on or after the date he or she reaches age 76, the Withdrawal rate is 6% instead of 5% and the initial Annual Benefit Payment would be $6,000. For purposes of the example, assume the Contract Owner makes the first withdrawal before he or she reaches age 76 and the Withdrawal Rate is therefore 5%.)



The Total Guaranteed Withdrawal Amount will increase by 7.25% of the Total Guaranteed Withdrawal Amount on each Contract Anniversary until the earlier of the second withdrawal or the 10th Contract Anniversary. The Annual Benefit Payment will be recalculated as 5% of the new Total Guaranteed Withdrawal Amount.



If the second withdrawal is taken in the first Contract Year then there would be no increase: the Total Guaranteed Withdrawal Amount would remain at $100,000 and the Annual Benefit Payment will remain at $5,000 ($100,000 - 5%).



If the second withdrawal is taken in the second Contract Year then the Total Guaranteed Withdrawal Amount would increase to $107,250 ($100,000 - 107.25%), and the Annual Benefit Payment would increase to $5,362 ($107,250 - 5%).



If the second withdrawal is taken in the third Contract Year then the Total Guaranteed Withdrawal Amount would increase to $115,025 ($105,000 - 107.25%), and the Annual Benefit Payment would increase to $5,751 ($115,025 - 5%).



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---------------------------

If the second withdrawal is taken after the 10th Contract Year then the Total Guaranteed Withdrawal Amount would increase to $201,360 (the initial $100,000, increased by 7.25% per year, compounded annually for 10 years), and the Annual Benefit Payment would increase to $10,068 ($201,360 - 5%).



(In contrast to the LWG II, the LWG I has a 5% Compounding Income Amount and the Total Guaranteed Withdrawal Amount is increased by 5% on each Contract Anniversary until the earlier of the date of the first withdrawal or the tenth Contract Anniversary.)

[GRAPHIC APPEARS HERE]




C. LWG -- Automatic Annual Step-Ups and 7.25% Compounding Amount (No
   -----------------------------------------------------------------
Withdrawals)
------------



Assume that a Contract with LWG II had an initial purchase payment of $100,000. Assume that no withdrawals are taken.



At the first Contract Anniversary, provided that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $107,250 ($100,000 increased by 7.25%, compounded annually). Assume the Account Balance has increased to $110,000 at the first Contract Anniversary due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $107,250 to $110,000 and reset the Annual Benefit Payment to $5,500 ($110,000 - 5%).



At the second Contract Anniversary, provided that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $117,975 ($110,000 increased by 7.25%, compounded annually). Assume the Account Balance has increased to $120,000 at the second Contract Anniversary due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $117,975 to $120,000 and reset the Annual Benefit Payment to $6,000 ($120,000 - 5%).



Provided that no withdrawals are taken, each year the Total Guaranteed Withdrawal Amount would increase by 7.25%, compounded annually, from the second Contract Anniversary through the ninth Contract Anniversary, and at that point would be equal to $195,867. Assume that during these Contract years the Account Balance does not



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exceed the Total Guaranteed Withdrawal Amount due to poor market performance.
Assume the Account Balance at the ninth Contract Anniversary has increased to $200,000 due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $195,867 to $200,000 and reset the Annual Benefit Payment to $10,000 ($200,000 - 5%).



At the 10th Contract Anniversary, provided that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $214,500 ($200,000 increased by 7.25%, compounded annually). Assume the Account Balance is less than $214,500. There is no Automatic Annual Step-Up since the Account Balance is below the Total Guaranteed Withdrawal Amount; however, due to the 7.25% increase in the Total Guaranteed Withdrawal Amount, the Annual Benefit Payment is increased to $10,725 ($214,500 - 5%).

[GRAPHIC APPEARS HERE]




D.  - - - -For Contracts Issued in New York State: LWG -- Compounding Income
           -----------------------------------------------------------------
Amount
------



Assume that a Contract Owner, age 63 at issue, elected the Single Life version of the LWG II and made an initial purchase payment of $100,000. The initial Remaining Guaranteed Withdrawal Amount would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, and the Annual Benefit Payment would be $5,000 ($100,000 - 5%). (If the Contract Owner makes the first withdrawal on or after the Contract Anniversary following the date he or she reaches age 76, the Withdrawal rate is 6% instead of 5% and the initial Annual Benefit Payment would be $6,000. For purposes of the example, assume the Contract Owner makes the first withdrawal before the Contract Anniversary following the date he or she reaches age 76 and the Withdrawal Rate is therefore 5%.)



The Total Guaranteed Withdrawal Amount will increase by 6% of the -previous year's Total Guaranteed Withdrawal Amount on each Contract Anniversary until the earlier of the first withdrawal or the 5th Contract Anniversary. The Annual Benefit Payment will be recalculated as 5% of the new Total Guaranteed Withdrawal Amount.



If the first withdrawal is taken in the first Contract Year then there would be no increase: the Total Guaranteed Withdrawal Amount would remain at $100,000 and the Annual Benefit Payment will remain at $5,000 ($100,000 - 5%).



If the first withdrawal is taken in the second Contract Year then the Total Guaranteed Withdrawal Amount would increase to $106,000 ($100,000 - 106%), and the Annual Benefit Payment would increase to $5,300 ($106,000 - 5%).



If the first withdrawal is taken in the third Contract Year then the Total Guaranteed Withdrawal Amount would increase to $112,360 ($106,000 - 106%), and the Annual Benefit Payment would increase to $5,618 ($112,360 - 5%).



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If the first withdrawal is taken after the 5th Contract Year then the Total
Guaranteed Withdrawal Amount would increase to $133,822 (the initial $100,000, increased by 6% per year, compounded annually for 5 years), and the Annual Benefit Payment would increase to $6,691 ($133,822 - 5%).

[GRAPHIC APPEARS HERE]




E. For Contracts Issued in New York State: LWG -- Automatic Annual Step-Ups and
   ----------------------------------------------------------------------------
   6% Compounding Income Amount (No Withdrawals)
   ---------------------------------------------



Assume that a Contract Owner, age 63 at issue, elected the Single Life version of LWG II and made an initial purchase payment of $100,000. Assume that no withdrawals are taken.



At the first Contract Anniversary, provided that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $106,000 ($100,000 increased by 6%, compounded annually). Assume the Account Balance has increased to $110,000 at the first Contract Anniversary due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $106,000 to $110,000 and reset the Annual Benefit Payment to $5,500 ($110,000 - 5%).



At the second Contract Anniversary, provided that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $116,600 ($110,000 increased by 6%, compounded annually). Assume the Account Balance has increased to $120,000 at the second Contract Anniversary due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $116,600 to $120,000 and reset the Annual Benefit Payment to $6,000 ($120,000 - 5%).



Provided that no withdrawals are taken, each year the Total Guaranteed Withdrawal Amount would increase by 6%, compounded annually, from the second Contract Anniversary through the fourth Contract Anniversary, and at that point would be equal to $134,832. Assume that during these Contract years the Account Balance does not exceed the Total Guaranteed Withdrawal Amount due to poor market performance. Assume the Account Balance at the fourth Contract Anniversary has increased to $150,000 due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $134,832 to $150,000 and reset the Annual Benefit Payment to $7,500 ($150,000 - 5%).



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At the 5th Contract Anniversary, provided that no withdrawals are taken, the
Total Guaranteed Withdrawal Amount is increased to $159,000 ($150,000 increased by 6%, compounded annually). Assume the Account Balance is less than $159,000. There is no Automatic Annual Step-Up since the Account Balance is below the Total Guaranteed Withdrawal Amount; however, due to the 6% increase in the Total Guaranteed Withdrawal Amount, the Annual Benefit Payment is increased to $7,950 ($159,000 - 5%).



DESCRIPTION OF ENHANCED GWB



BENEFIT BASE. The Guaranteed Withdrawal Amount is the maximum total amount of money that You are guaranteed to receive over time under the Enhanced GWB. At issue, the Guaranteed Withdrawal Amount and the Benefit Base are both equal to your initial purchase payment plus the GWB Bonus. At any subsequent point in time, the Benefit Base is the remaining amount of money that You are guaranteed to receive through withdrawals under the Enhanced GWB. Your Benefit Base will change with each purchase payment, or as the result of an Optional Reset. Also, each withdrawal will reduce your Benefit Base. If negative investment performance reduces your Account Balance below the Benefit Base, You are still guaranteed to be able to withdraw the entire amount of your Benefit Base.



The Benefit Base is equal to:


     o  Your initial purchase payment, increased by the 5% GWB Bonus;


     o  Increased by each subsequent purchase payment, and by the 5% GWB Bonus;


  o Reduced dollar for dollar by withdrawals, which are withdrawals (including any applicable Withdrawal Charge) and amounts applied to an income option (currently, You may not apply amounts less than your entire Account Balance to an annuity option); and


  o If any withdrawal from your Contract is not payable to the Contract Owner or the Contract Owner's bank account (or to the Annuitant or the Annuitant's bank account, if the Owner is a non-natural person), or results in cumulative withdrawals for the current Contract Year exceeding the Annual Benefit Payment, and the resulting Benefit Base exceeds the Account Balance, an additional reduction in the Benefit Base will be made. This additional reduction will be equal to the difference between the Benefit Base and your Account Balance, after the decrease for withdrawals. The Benefit Base will also be reset as a result of an Optional Reset as described below.



ANNUAL BENEFIT PAYMENT. The Annual Benefit Payment is the maximum amount of your Benefit Base You may withdraw each Contract Year without adversely impacting the amount guaranteed to be available to You through withdrawals over time. The initial Annual Benefit Payment is equal to the initial Benefit Base multiplied by the GWB withdrawal rate (7%). The Annual Benefit Payment is reset after each subsequent purchase payment to the greater of: (1) the Annual Benefit Payment before the subsequent purchase payment, and (2) the GWB withdrawal rate multiplied by the Benefit Base after the subsequent purchase payment. The Annual Benefit Payment will also be reset as a result of an Optional Reset as described below. You can continue to receive annual withdrawals in an amount equal to or less than your Annual Benefit Payment until your Benefit Base is depleted.



MANAGING YOUR WITHDRAWALS. It is important that You carefully manage your annual withdrawals. To retain the guarantees of this benefit, your annual withdrawals cannot exceed the Annual Benefit Payment each Contract Year. We refer to withdrawals during a Contract Year that exceed the Annual Benefit Payment as Excess Withdrawals. We do not include Withdrawal Charges for the purpose of calculating whether You have taken an Excess Withdrawal. You should not take Excess Withdrawals. If You do take an Excess Withdrawal, or if a withdrawal is not payable to the Contract Owner or the Contract Owner's bank account (or to the Annuitant or the Annuitant's bank account, if the Owner is a non-natural person), the Annual Benefit Payment will be recalculated and may be reduced. This



                                                                             121

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---------------------------

reduction may be significant. The new Annual Benefit Payment will equal the lower of (1) the Annual Benefit Payment before the withdrawal and (2) your Account Balance after the reduction for the withdrawal (including any applicable Withdrawal Charge) multiplied by the GWB withdrawal rate. Because the GWB charge is assessed as a percentage of the Guaranteed Withdrawal Amount, any decrease of the Annual Benefit Payment caused by an Excess Withdrawal results in an increase in the cost of the benefit relative to the benefits You will receive.



You can always take annual withdrawals less than the Annual Benefit Payment. However, if You choose to receive only a part of, or none of, your Annual Benefit Payment in any given Contract Year, your Annual Benefit Payment is not cumulative and your Benefit Base and Annual Benefit Payment will not increase. For example, if your Annual Benefit Payment is 7% of your Benefit Base and You withdraw only 4% one year, You cannot then withdraw 10% the next year without exceeding your Annual Benefit Payment.



All withdrawals are subject to applicable early Withdrawal Charges and taxes.



REQUIRED MINIMUM DISTRIBUTIONS. For IRAs and other Contracts subject to Section 401(a)(9) of the Code, You may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 70 1/2. These required distributions may be larger than your Annual Benefit Payment. If You enroll in the automated required minimum distribution service, after the first Contract Year, we will increase your Annual Benefit Payment to equal your most recently calculated required minimum distribution amount, if such amount is greater than your Annual Benefit Payment. You must be enrolled in the automated required minimum distribution service to qualify for this increase in the Annual Benefit Payment. The frequency of your withdrawals must be annual. The automated required minimum distribution service is based on information relating to this Contract only. To enroll in the automated required minimum distribution service, please contact your Administrative Office.



GUARANTEED WITHDRAWAL AMOUNT. We assess the GWB charge as a percentage of the Guaranteed Withdrawal Amount, which is initially set at an amount equal to your initial purchase payment plus the GWB Bonus. The Guaranteed Withdrawal Amount may increase with subsequent purchase payments. In this case, the Guaranteed Withdrawal Amount will be reset equal to the greater of: (1) the Guaranteed Withdrawal Amount before the purchase payment and (2) the Benefit Base after the purchase payment. Withdrawals do not decrease the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will also be reset as a result of an Optional Reset as described below. If your Guaranteed Withdrawal Amount increases, the amount of the Enhanced GWB charge we deduct will increase because the charge is a percentage of your Guaranteed Withdrawal Amount.



OPTIONAL RESET. At any Contract Anniversary prior to the 86th birthday of the Owner (or oldest Joint Owner or Annuitant if the Contract is owned by a non-natural person) You may elect an Optional Reset. The purpose of an Optional Reset is to "lock-in" a higher Benefit Base, which may increase the amount of the Annual Benefit Payment and lengthen the period of time over which these withdrawals can be taken. We reserve the right to prohibit an Optional Reset election if we no longer offer this benefit.



An Optional Reset will:


o Reset your Guaranteed Withdrawal Amount and Benefit Base equal to the Account Balance on the date of the reset;


o Reset your Annual Benefit Payment equal to the Account Balance on the date of the reset multiplied by the GWB withdrawal rate (7%); and


o Reset the Enhanced GWB charge equal to the then current level we charge for the same benefit at the time of the reset, up to the maximum charge of 1.00%.



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                                                    ---------------------------

You may elect either a one-time Optional Reset or Automatic Annual Resets. A one-time Optional Reset is permitted only if: (1) your Account Balance is larger than the Benefit Base immediately before the reset, and (2) the reset occurs prior to the 86th birthday of the Owner (or oldest Joint Owner or Annuitant if the Contract is owned by a non-natural person).



We must receive your request for a one-time Optional Reset in accordance with our administrative procedures (currently we require You to submit your request in writing) before the applicable Contract Anniversary. The Optional Reset will take effect on the next Contract Anniversary following our receipt of your written request.



If You elect Automatic Annual Resets, a reset will occur automatically on any Contract Anniversary if: (1) your Account Balance is larger than the Guaranteed Withdrawal Amount immediately before the reset, and (2) the Contract Anniversary is prior to the 86th birthday of the Owner (or oldest Joint Owner or Annuitant if the Contract is owned by a non-natural person). The same conditions will apply to each Automatic Annual Reset.



In the event that the charge applicable to Contract purchases at the time of the Automatic Annual Reset is higher than your current Enhanced GWB rider charge, we will notify You in writing a minimum of 30 days in advance of the applicable Contract Anniversary and inform You that You may choose to decline the Automatic Annual Reset. You may discontinue Automatic Annual Resets by notifying us in writing (or by any other method acceptable to us), prior to the Contract Anniversary on which a reset may otherwise occur. If You discontinue the Automatic Annual Resets, no reset will occur automatically on any subsequent Contract Anniversary unless You make a new election under the terms described above. (If You discontinue Automatic Annual Resets, the Enhanced GWB rider (and the rider charge) will continue, and You may choose to elect a one-time Optional Reset or reinstate Automatic Annual Resets.)



It is possible to elect a one-time Optional Reset when the Account Balance is larger than the Benefit Base but smaller than the Guaranteed Withdrawal Amount. (By contrast, an Automatic Annual Reset will never occur if the Account Balance is smaller than the Guaranteed Withdrawal Amount.) If You elect a one-time Optional Reset when the Account Balance before the reset was less than the Guaranteed Withdrawal Amount, You would lock in a higher Benefit Base which would increase the total amount You are guaranteed to receive through withdrawals under the Enhanced GWB rider, and extend the period of time over which You could make those withdrawals. However, You would also decrease the Annual Benefit Payment and the Guaranteed Withdrawal Amount. You should consider electing a one-time Optional Reset when your Account Balance is smaller than the Guaranteed Withdrawal Amount only if You are willing to accept the decrease in the Annual Benefit Payment and Guaranteed Withdrawal Amount in return for locking in the higher Benefit Base. Otherwise, You should only elect a one-time Optional Reset when your Account Balance is larger than the Guaranteed Withdrawal Amount.



Any benefit of a one-time Optional Reset or Automatic Annual Reset also depends on the current Enhanced GWB rider charge. If the current charge in effect at the time of the reset is higher than the charge You are paying, it may not be beneficial to elect a reset because we will begin applying the higher current charge at the time of the reset (even if a one-time Optional Reset results in a decrease of your Annual Benefit Payment and/or your Guaranteed Withdrawal Amount).



WITHDRAWAL CHARGE. We will apply a Withdrawal Charge to withdrawals from purchase payments of up to 7% of purchase payments taken in the first seven years following receipt of the applicable purchase payment.



TAXES. Withdrawals of taxable amounts will be subject to ordinary income tax and, if made prior to age 59 1/2, a 10% Federal tax penalty may apply.



                                                                             123

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CANCELLATION OF THE ENHANCED GWB. You may elect to cancel the Enhanced GWB in accordance with our administrative procedures (currently we require You to submit your cancellation request in writing to our Administrative Office) during the 90-day period following your fifth Contract Anniversary. Such cancellation will take effect upon our receipt of your request. If You cancel the Enhanced GWB, You may not re-elect it. Upon cancellation, the Enhanced GWB charge will no longer apply. The Contract, however, will continue.



TERMINATION OF THE ENHANCED GWB. The Enhanced GWB will terminate upon the earliest of:


(1) the date You make a full withdrawal of your Account Balance (a pro rata portion of the charge will apply) (You are still eligible to receive annual payments until the Benefit Base declines to zero, provided the withdrawal did not exceed the Annual Benefit Payment and the provisions and conditions of the optional benefit have been met.);


(2) the date You apply all of your Account Balance to a pay-out option (a pro rata portion of the charge will apply);


(3) the date there are insufficient amounts to deduct the Enhanced GWB charge from your Account Balance (whatever Account Balance is available will be applied to pay the annual Enhanced GWB benefit charge) (You are still eligible to receive annual payments until the Benefit Base declines to zero, provided your withdrawals did not exceed the Annual Benefit Payment and the provisions and conditions of the rider have been met.);


(4) the date we receive due proof of the Owner's death and a Beneficiary claim form, except where the Beneficiary or Joint Owner is the spouse of the Owner and the spouse elects to continue the Contract and the spouse is less than 85 years old, or the Annuitant dies if the Owner is a non-natural person; note: (a) if the spouse elects to continue the Contract (so long as the spouse is less than 85 years old and the Enhanced GWB is in effect at the time of continuation), all terms and conditions of the Enhanced GWB will apply to the surviving spouse; and
      (b) we will not terminate the benefit until we receive both due proof of the Owner's death and a Beneficiary claim form (from certain Beneficiaries, such as a trust, we may require additional information, such as the trust document), which means we will continue to deduct the Enhanced GWB charge until we receive this information;


(5)   the effective date of cancellation of the rider;


(6) a change of the Contract Owner or Joint Contract Owner (or the Annuitant if the Contract Owner is a non-natural person) for any reason (currently we follow our administrative procedures regarding termination for a change of Contract Owner or Joint Contract Owner or Annuitant, if a non-natural person owns the Contract) (a pro rata portion of the charge will apply); or


(7) the termination of the Deferred Annuity (a pro rata portion of the charge will apply).



ADDITIONAL INFORMATION. If You take a full withdrawal of your Account Balance and the withdrawal does not exceed the Annual Benefit Payment, or your Account Balance is reduced to zero because You do not have a sufficient Account Balance to pay the Enhanced GWB charge and your Benefit Base after the withdrawal is greater than zero, we will commence making payments to the Owner or Joint Owner (or to the Annuitant if the Owner is a non-natural person) on a monthly basis (or any mutually agreed upon frequency, but not less frequently than annually) until the Benefit Base is exhausted. Your withdrawal rights then come to an end. Currently, there is no minimum dollar amount for the payments; however, we reserve the right to accelerate any payment, in a lump sum, that is less than $500 (see below). The total annual payments cannot exceed the Annual Benefit Payment, except to the extent required under the Code. If You or the Joint Owner (or the Annuitant if the Owner is a non-natural person) should die while these payments are being made, your Beneficiary will receive these payments. No other death benefit will be paid.



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If the Owner or Joint Owner (or the Annuitant if the Owner is a non-natural person) should die while the Enhanced GWB is in effect, your Beneficiary may elect to receive the Benefit Base as a death benefit in lieu of any other contractual death benefits. Otherwise, the provisions of those death benefits will determine the amount of the death benefit and no benefit will be payable under the Enhanced GWB.



If the Beneficiary elects the Benefit Base as a death benefit, we will pay the remaining Benefit Base on a monthly basis (or any mutually agreed-upon frequency, but no less frequently than annually) until the Benefit Base is exhausted. Except as may be required by the Code, an annual payment will not exceed the Annual Benefit Payment. If your Beneficiary dies while such payments are made, we will continue making the payments to the Beneficiary's estate unless we have agreed to another payee in writing. If the Contract is a Non-Qualified Contract, any death benefit must be paid out over a time period and in a manner that satisfies Section 72(s) of the Code. If the Owner (or the Annuitant, if the Owner is not a natural person) dies prior to the "annuity starting date" (as defined under the Code and regulations thereunder), the period over which the Benefit Base is paid as a death benefit cannot exceed the remaining life expectancy of the payee under the appropriate IRS tables. For purposes of the preceding sentence, if the payee is a non-natural person, the Benefit Base must be paid out within 5 years from the date of death. Payments under this death benefit must begin within 12 months following the date of death.



We reserve the right to accelerate any payment, in a lump sum, that is less than $500 or to comply with requirements under the Code (including minimum distribution requirements for IRAs and other Contracts subject to Section 401(a)(9) of the Code and Non-Qualified Contracts subject to Section 72(s) of the Code). If You terminate the Enhanced GWB because (1) You make a total withdrawal of your Account Balance; (2) your Account Balance is insufficient to pay the Enhanced GWB charge; or (3) the Contract Owner or Joint Owner (or the Annuitant, if the Owner is a non-natural person) dies, except where the Beneficiary or Joint Owner is the spouse of the Owner and the spouse elects to continue the Contract and the spouse is less than 85 years old, You may not make additional purchase payments under the Contract.



CURRENT RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS. Subsequent purchase payments under the Enhanced GWB are restricted as described in "Your Investment Choices -- Restrictions on Subsequent Purchase Payments -- GMIB I, GMIB Plus I, GMIB Plus II, GWB I, Enhanced GWB, LWG I, LWG II, GMAB and EDB I."



THE ENHANCED GWB AND ANNUITIZATION. Since the annuity date at the time You purchase the Deferred Annuity is the later of age 90 of the Annuitant or 10 years after issue of your Deferred Annuity, You must make an election if You would like to extend your annuity date to the latest date permitted (subject to restrictions that may apply in your state and our current established administrative procedures). If You elect to extend your annuity date to the latest date permitted, and that date is reached, your Deferred Annuity must be annuitized (see "Pay-Out Options (or Income Options)"), or You must make a complete withdrawal of your Account Balance. If You annuitize at the latest date permitted, You must elect one of the following options:


(1) Annuitize the Account Balance under the Deferred Annuity's pay-out option provisions; or


(2) Elect to receive the Annual Benefit Payment under the Enhanced GWB paid each year until the Benefit Base is depleted. These payments will be equal in amount, except for the last payment that will be in an amount necessary to reduce the Benefit Base to zero.



If You do not select a pay-out option or elect to receive payments under the Enhanced GWB, we will annuitize your Deferred Annuity under the Lifetime Annuity with a 10-Year Guarantee Period income payment type. However, if we do, we will adjust your income payment or the pay-out option, if necessary, so your aggregate income payments will not be less than what You would have received under the Enhanced GWB.



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CHARGES. The Enhanced GWB is available for an additional charge of 0.55% of the
Guaranteed Withdrawal Amount each Contract Anniversary, prior to taking into account any Optional Reset. As described above, this charge may change as a result of an Optional Reset. We will not continue to assess the charge if your Benefit Base equals zero. The charge is made by withdrawing amounts on a pro-rata basis from your Account Balance in the Fixed Account, Enhanced Dollar Cost Averaging Program balance and Account Balance in the Separate Account. We take amounts from the Separate Account by canceling accumulation units from your Account Balance in the Separate Account. (The Fixed Account is not available in the C Class -Deferred Annuity purchased after April 30, 2003 or a Deferred Annuity issued in New York State and Washington State with this optional benefit. The Enhanced Dollar Cost Averaging Program is not available in the C and Bonus Class Deferred Annuity.)



EXAMPLES



The purpose of these examples is to illustrate the operation of the Guaranteed Withdrawal Benefit. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the Divisions chosen. The examples do not reflect the deduction of fees and charges, Withdrawal Charges and applicable income taxes and penalties.


A. How Withdrawals Affect the Benefit Base
   ---------------------------------------


1. An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000. ($100,000 - 5%). Assume that the Account Balance grew to $110,000 because of market performance. If a subsequent withdrawal of $10,000 were made, the Benefit Base would be reduced to $105,000 - $10,000 = $95,000. Assume the withdrawal of $10,000 exceeded the Annual Benefit Payment. Since the Account Balance of $100,000 exceeds the Benefit Base of $95,000, no further reduction to the Benefit Base is made.


2. An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000. Assume that the Account Balance shrank to $90,000 because of market performance. If a subsequent withdrawal of $10,000 were made, the Benefit Base would be reduced to $95,000 and the Account Balance would be reduced to $80,000. Assume the withdrawal of $10,000 exceeded the Annual Benefit Payment. Since the Account Balance of $80,000 is less than the Benefit Base of $95,000, a further reduction of the $15,000 difference is made, bringing the Benefit Base to $80,000.


B. How Withdrawals and Subsequent Purchase Payments Affect the Annual Benefit
   --------------------------------------------------------------------------
Payment
-------



An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000 and the initial Annual Benefit Payment would be $7,350. If $7,000 withdrawals were then made for each of the next five years, the Benefit Base would be decreased to $70,000. If a subsequent purchase payment of $10,000 were made the next day, the Benefit Base would be increased to $70,000 + $10,000 + (5% - $10,000) = $80,500. The Annual Benefit Payment would be reset to the greater of a) $7,350 (the Annual Benefit Payment before the second purchase payment) and b) $5,635 (7% multiplied by the Benefit Base after the second purchase payment). In this case, the Annual Benefit Payment would remain at $7,350.


C. How Withdrawals Affect the Annual Benefit Payment
   -------------------------------------------------


1. An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000 and the initial Annual Benefit Payment would be $7,350. If a withdrawal of $9,000 was made the next day, and negative market performance reduced the Account Balance by an additional $1,000, the Account Balance would be reduced to $100,000 - $9,000 - $1,000 = $90,000.
   Since the withdrawal of $9,000 exceeded the Annual



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


                                                    ---------------------------

   Benefit Payment of $7,350, the Annual Benefit Payment would be reset to the lower of a) $7,350 (the Annual Benefit Payment before the withdrawal) and
   b) $6,300 (7% multiplied by the Account Balance after the withdrawal). In this case the Annual Benefit Payment would be reset to $6,300.


2. An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000 and the initial Annual Benefit Payment would be $7,350. If a withdrawal of $10,000 was made two years later after the Account Balance had increased to $150,000, the Account Balance would be reduced to $140,000. Since the withdrawal of $10,000 exceeded the Annual Benefit Payment of $7,350, the Annual Benefit Payment would be reset to the lower of a) $7,350 (the Annual Benefit Payment before the withdrawal) and b) $9,800 (7% multiplied by the Account Balance after the withdrawal). In this case the Annual Benefit Payment would remain at $7,350.


D. How Withdrawals and Subsequent Purchase Payments Affect the Guaranteed
   ----------------------------------------------------------------------
Withdrawal Amount
-----------------



An initial purchase payment is made of $100,000 and the initial Guaranteed Withdrawal Amount and initial Benefit Base would both be $105,000. Assume that over the next five years, withdrawals reduced the Benefit Base to $70,000. If a subsequent purchase payment of $10,000 was made, the Benefit Base would be increased to $70,000 + $10,000 + (5% - $10,000) = $80,500. The Guaranteed
Withdrawal Amount would be reset to the greater of a) $105,000 (the Guaranteed Withdrawal Amount before the second purchase payment) and b) $80,500 (the Benefit Base after the second purchase payment). In this case, the Guaranteed Withdrawal Amount would remain at $105,000.


E. Putting It All Together
   -----------------------


1. When Withdrawals Do Not Exceed the Annual Benefit Payment



An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000, and the Annual Benefit Payment would be $7,350. Assume that the Benefit Base was reduced to $82,950 due to 3 years of withdrawing $7,350 each year and assume that the Account Balance was further reduced to $50,000 at year four due to poor market performance. If You withdrew $7,350 at this time, your Account Balance would be reduced to $50,000 - $7,350 = $42,650. Your Benefit Base would be reduced to

---------------------------

$82,950 - $7,350 = $75,600. Since the withdrawal of $7,350 did not exceed the Annual Benefit Payment, there would be no additional reduction to the Benefit Base. The Guaranteed Withdrawal Amount would remain at $105,000 and the Annual Benefit Payment would remain at $7,350.

[GRAPHIC APPEARS HERE]




2. When Withdrawals Do Exceed the Annual Benefit Payment
   -----------------------------------------------------



An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000, and the Annual Benefit Payment would be $7,350. Assume that the Benefit Base was reduced to $82,950 due to 3 years of withdrawing $7,350 each year. Assume the Account Balance was further reduced to $50,000 at year four due to poor market performance. If You withdrew $10,000 at this time, your Account Balance would be reduced to $50,000 - $10,000 = $40,000. Your Benefit Base would be reduced to $82,950 - $10,000 = $72,950. Since the withdrawal of $10,000 exceeded the Annual Benefit Payment of $7,350 and the resulting Benefit Base would be greater than the resulting Account Balance, there would be an additional reduction to the Benefit Base. The Benefit Base after the withdrawal would be set equal to the Account Balance

                                                    ---------------------------

after the withdrawal = $40,000. The Annual Benefit Payment would be set equal to the lesser of $7,350 and 7% - $40,000 = $2,800. The Guaranteed Withdrawal Amount would remain at $105,000, but this amount now no longer would be guaranteed to be received over time. The new Benefit Base of $40,000 would be now the amount guaranteed to be available to be withdrawn over time.

[GRAPHIC APPEARS HERE]




F. Annual Benefit Payment Continuing When Account Balance Reaches Zero
   -------------------------------------------------------------------



An initial purchase payment is made of $100,000. The initial Account Balance would be $100,000, the initial Benefit Base would be $105,000 and the Annual Benefit Payment would be $7,350 ($105,000 - 7%).



Assume that the Benefit Base was reduced to $31,500 due to 10 years of withdrawing $7,350 each year. Assume that the Account Balance was further reduced to $0 at year 11 due to poor market performance. We would commence making payments to You (equal on an annual basis, to the Annual Benefit Payment) until the Benefit Base is exhausted.

---------------------------

In this situation (assuming there are monthly payments), there would be 51 payments of $612.50 and a final payment of $262.50, which, in sum, would deplete the $31,500 Benefit Base. The total amount withdrawn over the life of the Contract would then be $105,000.

[GRAPHIC APPEARS HERE]




G. How the Optional Reset Works if Elected on the 3rd Contract Anniversary (may
   ----------------------------------------------------------------------------
be elected prior to age 86)
---------------------------



Assume that a Contract had an initial purchase payment of $100,000 and the fee is .55%. The initial Account Balance would be $100,000, the initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000 and the Annual Benefit Payment would be $7,350.



The Account Balance on the third Contract Anniversary grew due to market performance to $148,350. Assume the fee remains at .55%. If an Optional Reset is elected or Automatic Annual Resets are in effect, the charge would remain at ..55%, the Guaranteed Withdrawal Amount and the Benefit Base would be reset to $148,350, and the Annual Benefit Payment would become 7% - $148,350 = $10,385.



The Account Balance on the sixth Contract Anniversary grew due to market performance to $179,859. Assume the fee has been increased to .60%. If an Optional Reset is elected or Automatic Annual Resets are in effect, the charge would increase to .60%, the Guaranteed Withdrawal Amount and the Benefit Base would both be reset to $179,859, and the Annual Benefit Payment would become 7%
- $179,859 = $12,590.



The Account Balance on the ninth Contract Anniversary grew due to market performance to $282,582. Assume the fee is still .60%. If an Optional Reset is elected or Automatic Annual Resets are in effect, the charge would remain at ..60%, the Guaranteed Withdrawal Amount and the Benefit Base would both be reset to $282,582, and the Annual Benefit Payment would become 7% - $282,582=
$19,781.

                                                    ---------------------------

The period of time over which the Annual Benefit Payment may be taken would be lengthened.

[GRAPHIC APPEARS HERE]




H. How an Optional Reset May Increase the Benefit Base While Decreasing the
   ------------------------------------------------------------------------
   Guaranteed Withdrawal Amount and Annual Benefit Payment
   -------------------------------------------------------



Assume that a Contract had an initial purchase payment of $100,000. The initial Account Balance would be $100,000, the initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000 and the Annual Benefit Payment would be $7,350.



Assume that the Benefit Base is reduced to $70,000 due to 5 years of withdrawing $7,000 each year, but also assume that, due to positive market performance, the Account Balance at the end of 5 years is $80,000. If a one-time Optional Reset is elected, the Benefit Base would be reset from $70,000 to $80,000, the Guaranteed Withdrawal Amount would be reduced from $105,000 to $80,000, and the Annual Benefit Payment would be reduced from $7,350 to $5,600 ($80,000 - 7%). (If You elect Automatic Annual Resets, a reset will not occur if the Account Balance is lower than the Guaranteed Withdrawal Amount.)



Under these circumstances, the one-time Optional Reset increases the Benefit Base (the remaining amount of money You are guaranteed to receive) by $10,000, but also reduces the Annual Benefit Payment, thereby lengthening the period of time over which You will receive the money. This Optional Reset also reduces the Guaranteed Withdrawal Amount, against which the benefit charge is calculated. If the benefit charge rate does not increase in connection with the Optional Reset, the reduced Guaranteed Withdrawal Amount will result in a reduction in the amount of the annual benefit charge.

---------------------------

DESCRIPTION OF THE GWB I



The GWB I is no longer available for sale. The GWB I is the same as the Enhanced GWB described above with the following differences: (1) there is no favorable treatment of required minimum distributions; (2) the GWB charge continues even if your Benefit Base equals zero; (3) You may only elect the Optional Reset once every five Contract years instead of every Contract Year;
(4) the GWB I charge is 0.50% and the maximum GWB I charge upon an Optional Reset is 0.95%; (5) You do not have the ability to cancel the benefit following your fifth Contract Anniversary; and (6) we include Withdrawal Charges for the purposes of determining whether your annual withdrawals exceeded your Annual Benefit Payment.



By endorsement, the GWB I has been enhanced so that items (1) and (2) above no longer apply and the interval between Optional Resets in item (3) has been decreased to every three Contract Years. You may now elect an Optional Reset under the GWB I starting with the third Contract Anniversary (as long as it is prior to the Owner's 86th birthday), and You may elect an Optional Reset at any subsequent Contract Anniversary prior to the Owner's 86th birthday, as long as it has been at least three years since the last Optional Reset. Automatic annual resets are not available.



CURRENT RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS. Subsequent purchase payments under the GWB I are restricted as described in "Your Investment Choices -- Restrictions on Subsequent Purchase Payments -- GMIB I, GMIB Plus I, GMIB Plus II, GWB I, Enhanced GWB, LWG I, LWG II, GMAB and EDB I."



GMAB


The GMAB guarantees that your Account Balance will not be less than a minimum amount at the end of a specified number of years (the "Maturity Date"). If your Account Balance is less than the minimum guaranteed amount at the Maturity Date, we will apply an additional amount to increase your Account Balance so that it is equal to the guaranteed amount. This benefit is intended to protect You against poor investment performance during the accumulation or "pay-in" phase of your Deferred Annuity.



The GMAB is no longer available for sale.



If You have elected the GMAB, we require You to allocate your purchase payments and all of your Account Balance to one of the asset allocation Divisions listed in the table below. You may also allocate purchase payments to the Enhanced Dollar Cost Averaging Program, if available, provided that any amounts transferred from the program to a Division must be transferred to the one Division You have chosen. The Fixed Account is not available. No transfers are permitted while this optional benefit is in effect. The asset allocation Division You choose will determine the percentage of purchase payments that equal the guaranteed amount. The asset allocation Divisions available, if You choose the GMAB, and the percentage of purchase payments that determine the guaranteed amount and the number of years to the Maturity Date for each, are:



                                                     GUARANTEED AMOUNT
                   DIVISION*                     (% OF PURCHASE PAYMENTS)   YEARS TO MATURITY DATE
----------------------------------------------- -------------------------- -----------------------
Brighthouse Asset Allocation 20 Division....... 130%                              10 years
Brighthouse Asset Allocation 40 Division....... 120%                              10 years
Brighthouse Asset Allocation 60 Division....... 110%                              10 years


*    You can learn more about these Divisions in the "Your Investment Choices"
                                       section of the Prospectus.



You may elect the GMAB when You purchase the Deferred Annuity through age 80. You may not have this benefit and another living benefit or the EDB I in effect at the same time.

                                                    ---------------------------

BENEFIT DESCRIPTION. The GMAB guarantees that at the Maturity Date, your Account Balance will at least be equal to a percentage of the purchase payments You made during the first 120 days that You held the Deferred Annuity (the "Eligibility Period"), less reductions for any withdrawals (and related Withdrawal Charges) that You made at any time before the Maturity Date. The percentage of purchase payments made that determines the guaranteed amount range from 110% to 130%, depending on the asset allocation Division You selected. This guaranteed amount is the "Guaranteed Accumulation Amount." The Guaranteed Accumulation Amount is used only to determine the amount of any benefit payable under the GMAB and the amount of the annual charge for the GMAB. There is a maximum Guaranteed Accumulation Amount (currently $5 million). Purchase payments made after this maximum Guaranteed Accumulation Amount is reached will not increase the Guaranteed Accumulation Amount above the maximum. However, if You make a withdrawal during the GMAB Eligibility Period that reduces the Guaranteed Accumulation Amount below the maximum, then purchase payments made after the withdrawal and during the Eligibility Period will increase the Guaranteed Accumulation Amount until it reaches the maximum. Only purchase payments made during the first 120 days that You hold the Deferred Annuity are taken into consideration in determining the Guaranteed Accumulation Amount. Contract Owners who anticipate making purchase payments after 120 days should understand that such payments will not increase the Guaranteed Accumulation Amount. Purchase payments made after 120 days are added to your Account Balance and impact whether or not a benefit is due under the GMAB at the Maturity Date.



At issue, the Guaranteed Accumulation Amount is equal to a percentage of your initial purchase payment. Subsequent purchase payments made during the Eligibility Period increase the Guaranteed Accumulation Amount by the target percentage of the asset allocation Division You have selected. When You make a withdrawal, the Guaranteed Accumulation Amount is reduced in the same proportion that the amount of the withdrawal (including any related Withdrawal Charge) bears to the Account Balance. Purchase payment credits (i.e., bonus payments) are not considered to be purchase payments in the calculation of the Guaranteed Accumulation Amount.



The Guaranteed Accumulation Amount does not represent an amount of money available for withdrawal and is used to calculate any benefits under the Contract prior to the Maturity Date.



EXAMPLE:



Assume your Account Balance is $100,000 and your Guaranteed Accumulation Amount is $120,000, prior to making a $10,000 withdrawal from the Deferred Annuity. The withdrawal amount is 10% of the Account Balance. Therefore, after the withdrawal, your Account Balance would be $90,000 and your Guaranteed Accumulation Amount would be $108,000 (90% of $120,000).



At the Maturity Date, after deduction of the annual charge for the GMAB, we will compare your Account Balance to the Guaranteed Accumulation Amount. If the Account Balance is less than the Guaranteed Accumulation Amount, we will contribute to your Account Balance the amount needed to make it equal the Guaranteed Accumulation Amount. (This added amount is the "Guaranteed Accumulation Payment.") The Guaranteed Accumulation Payment is allocated entirely to the Division You have selected. (No portion of the Guaranteed Accumulation Payment is allocated to the Enhanced Dollar Cost Averaging Program.)



If your Account Balance is greater than or equal to the Guaranteed Accumulation Amount at the Maturity Date, then no Guaranteed Accumulation Payment will be paid into your Account Balance. The GMAB terminates at the Maturity Date. We no longer assess the charge after that date, and the related investment requirements and restrictions will no longer apply.

---------------------------

If your Account Balance is reduced to zero for any reason other than a full withdrawal of the Account Balance or application of your Account Balance to a pay-out option prior to the Maturity Date, but your Deferred Annuity has a positive Guaranteed Accumulation Amount remaining, the Deferred Annuity and the GMAB will remain in force. No charge for the GMAB will be deducted or accrue while there is an insufficient Account Balance to cover the deductions for the charge. At the Maturity Date, the Guaranteed Accumulation Payment will be paid into the Account Balance.



Purchase payments made after the 120 day Eligibility Period may have a significant impact on whether or not a Guaranteed Accumulation Payment is due at the Maturity Date. Even if the purchase payments You made during the 120 day Eligibility Period lose significant value, if the Account Balance, which includes all purchase payments, is equal to or greater than the target percentage amount of your purchase payments made during the first 120 day period (depending on which asset allocation investment You have selected), then no Guaranteed Accumulation Payment is made. Therefore, the GMAB may not be appropriate for You, if You intend to make additional purchase payments after the end of the Eligibility Period.



EXAMPLE



Assume that You make one $10,000 purchase payment during the 120 day Eligibility Period and You select the Brighthouse Asset Allocation 60 Division. Therefore, the Guaranteed Accumulation Amount is $11,000 (110% of your purchase payment). At the Maturity Date, your Account Balance is $0. The Guaranteed Accumulation Amount payable is $11,000 ($11,000 - $0 = $11,000).



In contrast, assume that You make one $10,000 purchase payment during the 120 day Eligibility Period and You select the Brighthouse Asset Allocation 60 Division. Therefore, the Guaranteed Accumulation Amount is $11,000. Also assume that on the day before the Maturity Date your Account Balance is $0. Assume that You decide to make one purchase payment on the day before the Maturity Date of $11,000. At the Maturity Date, assume that there has not been any positive or negative investment experience for the one day between your purchase payment and the Maturity Date. Consequently, your Account Balance is $11,000. We would not pay a Guaranteed Accumulation Payment, because the Account Balance of $11,000 would equal the Guaranteed Accumulation Amount of $11,000 ($11,000 - $11,000 = $0.)



CURRENT RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS. Subsequent purchase payments under the GMAB are restricted as described in "Your Investment
Choices -- Restrictions on Subsequent Purchase Payments -- GMIB I, GMIB Plus I, GMIB Plus II, GWB I, Enhanced GWB, LWG I, LWG II, GMAB and EDB I."



TERMINATION. The GMAB will terminate at the earliest of: (1) the Maturity Date;
(2) the date You take a total withdrawal of your Account Balance (A pro-rata portion of the charge will be applied); (3) the date You cancel this benefit, as described below; (4) the date You apply all of your Account Balance to a pay-out option (a pro-rata portion of the charge will be applied); and (5) the date of death of the Owner or Joint Owner (or Annuitant if the Owner is a non-natural person) unless the Beneficiary is the spouse of the Owner and elects to continue the Deferred Annuity under the spousal continuation provisions of the Deferred Annuity.



Once the GMAB is terminated, the GMAB charge will no longer be deducted and the related investment requirements and limitations will no longer apply. If the GMAB is terminated before the Maturity Date, the Guaranteed Accumulation Payment will not be paid.

                                                    ---------------------------

CANCELLATION. You have a one-time right to cancel this optional benefit in accordance with our administrative procedures (currently we require You to submit your request to cancel in writing at your Administrative Office) during the 90 day period after your fifth Contract Anniversary. Such cancellation will take effect upon our receipt of your request. Once You have cancelled the benefit, You will no longer be eligible to receive the Guaranteed Accumulation Payment or be bound by the investment requirements and restrictions and we will no longer deduct the charge for this benefit.



CHARGE. The GMAB is available for an additional charge of 0.75% of the Guaranteed Accumulation Amount determined at the end the prior Contract Year and deducted each Contract Anniversary, by withdrawing amounts on a pro-rata basis from your Enhanced Dollar Cost Averaging Program and Account Balance in the Separate Account. (We take the amount from the Separate Account by canceling Accumulation Units from your Account Balance in the Separate Account.)



GMAB AND DECEDENT CONTRACTS. If You are purchasing this Contract with a nontaxable transfer of the death benefit proceeds of any annuity Contract or IRA (or any other tax-qualified arrangement) of which You are the Beneficiary and You are "stretching" the distribution under IRS required distribution rules, You may not purchase the GMAB.



Summary of Living Benefits


The chart below highlights certain differences among certain living benefits. Please refer to the detailed descriptions above for specific information about the features, costs, and restrictions associated with the riders.*

---------------------------


                                          Income Guarantees                        Withdrawal Guarantees
                                          GMIB Plus II                       LWG II                    Enhanced GWB
                                                                              Yes
                                               Yes                 (if first withdrawal on or
Lifetime Income                      (after waiting period)            after age 59 1/2)                    No
Benefit Involves Annuitization                 Yes                             No                           No
Withdrawals Permitted (1)            Prior to annuitization                   Yes                           Yes
                                      Must wait 10 years to
                                     annuitize under rider:
                                      Optional Step-Up (2)
                                    restarts waiting period;                  None
                                      withdrawals available         (age 59 1/2 for lifetime
Waiting Period                             immediately                    withdrawals)                     None
Reset/Step-Up                                  Yes                            Yes                           Yes
May Invest in Investment Choices     Prior to annuitization                   Yes                           Yes
Investment Allocation Requirements             Yes                            Yes                           No
                                                                    Yes, at 5th, 10th & 15th
                                                                     Contract Anniversary,
                                                                    annually thereafter; or,
                                    Yes, after 10 years, can         lump-sum option under
                                      take lump-sum option          the GPA provisions after     Yes, within 90 days after
Ability to Cancel Rider             under the GPO provisions                15 years             5th Contract Anniversary
                                                                   Contract death benefit or
                                                                     alternate rider death
                                                                 benefit available; ability to
                                                                       receive Remaining
                                                                     Guaranteed Withdrawal      Ability to receive Benefit
                                     Prior to annuitization,          Amount in series of            Base in series of
                                     Contract death benefit           payments instead of           payments instead of
Death Benefit                             available (3)              Contract death benefit       Contract death benefit
                                                                     LWG II: 1.25% (Single
                                          GMIB Plus II               Life version) or 1.50%
Current Charges (4)                 1.00%                             (Joint Life version)          Enhanced GWB: 0.55%


*    For a description of the following riders: GMIB Plus I, GMIB II, GMIB I,
                                       LWG I, GWB, and GMAB, please see "Living
                                       Benefits" above.

1    Withdrawals will reduce the living and death benefits and Account Balance.

2    For GMIB Plus I, the Optional Step-Up is called the "Optional Reset."

3    If the Contract is annuitized, income payments may be guaranteed for a certain period of time (depending on the income payment type selected) and therefore payable upon death of the Annuitant. See "Pay-Out Options (or Income Options)" and the rider descriptions for more information.

4    Certain charges may increase upon a Reset or Step-Up. Generally, charges are assessed as a percentage of the guaranteed benefit rather than Account Balance. For example, the charge for GMIB II is 0.50% of the Income Base. See the "Charges" section and the individual rider descriptions for more information.

5    For Contracts issued in New York State, the charge for GMIB Plus II is
  0.95% of the Income Base.

                                                    ---------------------------

Pay-Out Options (or Income Options)



Y ou may convert your Deferred Annuity into a regular stream of income after
your "pay-in" or "accumulation"    phase. The pay-out phase is often referred
to as either "annuitizing" your Contract or taking an income annuity. When You select your pay-out option, You will be able to choose from the range of options we then have available. You have the flexibility to select a stream of income to meet your needs. If You decide You want a pay-out option, we withdraw some or all of your Account Balance (less any premium taxes and applicable Contract fees), then we apply the net amount to the option. See "Federal Tax Considerations" for a discussion of partial annuitization. You are required to hold your Deferred Annuity for at least 30 days from the date we issue the Contract before You annuitize. When You purchase the Deferred Annuity, the Annuity Date will be the later of the first day of the calendar month after the Annuitant's 95th birthday -(90th birthday in New York State) or 10 years from the date your Deferred Annuity was issued. You can change or extend the Annuity Date at any time before the Annuity Date with 30 days prior notice to us (subject to restrictions that may apply in your state and our current established administrative procedures). Although guaranteed annuity rates for the Bonus Class are the same as those for the other classes of the Deferred Annuity, current rates for the Bonus Class may be lower than the other classes of the Deferred Annuity. You must convert at least $5,000 of your Account Balance to receive income payments. Please be aware that once your Contract is annuitized, You are ineligible to receive the Death Benefit You have selected. Additionally, if You have selected a living benefit, such as a GMIB, a GWB , or the GMAB, annuitizing your Contract terminates the optional benefit, including any death benefit provided by the rider and any Guaranteed Principal Option or Guaranteed Principal Adjustment (for GMIB Plus I and GMIB Plus II or LWGs, respectively) -or Guaranteed Accumulation Payment (for the GMAB) that may also be provided by the optional benefit.



When considering a pay-out option, You should think about whether You want:


- Payments guaranteed by us for the rest of your life (or for the rest of two lives) or the rest of your life (or for the rest of two lives) with a guaranteed period; and


- A fixed dollar payment or a variable payment.



Your income option provides You with a regular stream of payments for either your lifetime or your lifetime with a guaranteed period.



You may choose the frequency of your income payments (choosing less frequent payments will result in each income payment being larger). For example, You may receive your payments on a monthly, quarterly, semiannual or annual basis.



Your income payment amount will depend upon your choices. For lifetime options, the age and sex (where permitted), of the measuring lives (Annuitants) will also be considered. For example, if You select a pay-out option guaranteeing payments for your lifetime and your spouse's lifetime, your payments will typically be lower than if You select a pay-out option with payments over only your lifetime. Income payment types that guarantee that payments will be made for a certain number of years regardless of whether the Annuitant or Joint Annuitant is alive (such as Lifetime Income Annuity with a Guarantee Period and Lifetime Income Annuity for Two with a Guarantee Period, as defined below) result in income payments that are smaller than with income payment types without such a guarantee (such as Lifetime Income Annuity and Lifetime Income Annuity for Two, as defined below). In addition, to the extent the income payment type has a guarantee period, choosing a shorter guarantee period will result in each income payment being larger.

---------------------------

If You do not tell us otherwise, your Account Balance in the Fixed Account and Enhanced Dollar Cost Averaging Program balance will be used to provide a Fixed Income Option and your Account Balance in the Separate Account will be used to provide a variable pay-out option.



We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option. Should our current annuity rates for a fixed pay-out option for your class of the Deferred Annuity provide for greater payments than those guaranteed in your Contract, the greater payment will be made.



Income Payment Types



C urrently, we provide You with a wide variety of income payment types to suit
a range of personal preferences.    You decide the income pay-out type when You
decide to take a pay-out option. Your decision is irrevocable.



There are three people who are involved in payments under your pay-out option:


- Contract Owner: the person or entity which has all rights including the right to direct who receives payment.


- Annuitant: the natural person whose life is the measure for determining the duration and the dollar amount of payments.


- Beneficiary: the person who receives continuing payments or a lump sum payment, if any, if the Contract Owner dies.



Many times, the Contract Owner and the Annuitant are the same person.



When deciding how to receive income, consider:


- The amount of income You need;


- The amount You expect to receive from other sources;


- The growth potential of other investments; and


- How long You would like your income to be guaranteed.



The following income payment types are currently available. We may make available other income payment types if You so request and we agree. Where required by state law or under a qualified retirement plan, the Annuitant's sex will not be taken into account in calculating income payments. Annuity rates will not be less than the rates guaranteed in the Contract at the time of purchase for the AIR and income payment type elected. Due to underwriting, administrative or Code considerations, the choice of the percentage reduction and/or the duration of the guarantee period may be limited. Tax rules with respect to decedent Contracts may prohibit election of Lifetime Income Annuity for Two income types and/or may also prohibit payments for as long as the Owner's life in certain circumstances.



LIFETIME INCOME ANNUITY: A variable income that is paid as long as the Annuitant is living.



LIFETIME INCOME ANNUITY WITH A GUARANTEE PERIOD: A variable income that continues as long as the Annuitant is living but is guaranteed to be paid for a number of years. If the Annuitant dies before all of the guaranteed payments have been made, payments are made to the Contract Owner of the annuity (or the Beneficiary, if the Contract Owner dies during the guarantee period) until the end of the guarantee period. No payments are made once the guarantee period has expired and the Annuitant is no longer living.



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LIFETIME INCOME ANNUITY FOR TWO: A variable income that is paid as long as either of the two Annuitants is living. After one Annuitant dies, payments continue to be made as long as the other Annuitant is living. In that event, payments may be the same as those made while both Annuitants were living or may be a smaller percentage that is selected when the annuity is first converted to an income stream. No payments are made once both Annuitants are no longer living.



LIFETIME INCOME ANNUITY FOR TWO WITH A GUARANTEE PERIOD: A variable income that continues as long as either of the two Annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both Annuitants die before all of the guaranteed payments have been made, payments are made to the Contract Owner of the annuity (or the Beneficiary, if the Contract Owner dies during the guarantee period) until the end of the guaranteed period. If one Annuitant dies after the guarantee period has expired, payments continue to be made as long as the other Annuitant is living. In that event, payments may be the same as those made while both Annuitants were living or may be a smaller percentage that is selected when the annuity is first converted to an income stream. No payments are made once the guarantee period has expired and both Annuitants are no longer living.



Allocation



You decide how your money is allocated among the Fixed Income Option and the Divisions.


Minimum Size of Your Income Payment



Y our initial income payment must be at least $100. This means that the amount
used from a Deferred Annuity    to provide a pay-out option must be large
enough to produce this minimum initial income payment. We may reduce the frequency of your income payments to produce a payment of at least $100, in which case your payment will be made at least annually.



The Value of Your Income Payments


Amount of Income Payments


Variable Income Payments from a Division will depend upon the number of Annuity Units held in that Division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.



The initial variable income payment is computed based on the amount of the purchase payment applied to the specific Division (net any applicable premium tax owed or Contract charge), the AIR, the age of the measuring lives and the income payment type selected. The initial payment amount is then divided by the Annuity Unit Value for the Division to determine the number of Annuity Units held in that Division. The number of Annuity Units held remains the same for duration of the Contract if no reallocations are made.



The dollar amount of subsequent variable income payments will vary with the amount by which investment performance less the Separate Account charge is greater or less than the AIR.



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Each Deferred Annuity provides that, when a pay-out option is chosen, the payment will not be less than the payment produced by the then current Fixed Income Option purchase rates for that Contract class. The purpose of this provision is to assure the Owner that, at retirement, if the Fixed Income Option purchase rates for new Contracts are significantly more favorable than the rates guaranteed by a Deferred Annuity of the same class, the Owner will be given the benefit of the higher rates.



Annuity Units


Annuity Units are credited to You when You first convert your Deferred Annuity into an income stream or make a reallocation of your income payment into a Division during the pay-out phase. Before we determine the number of Annuity Units to credit to You, we reduce your Account Balance by any premium taxes and the Annual Contract Fee, if applicable. (The premium taxes and the Annual Contract Fee are not applied against reallocations.) We then compute an initial income payment amount using the AIR, your income payment type and the age and sex (where permitted) of the measuring lives. We then divide the initial income payment (allocated to a Division) by the Annuity Unit Value on the date of the transaction. The result is the number of Annuity Units credited for that Division. The initial variable income payment is a hypothetical payment which is calculated based on the AIR. This initial variable income payment is used to establish the number of Annuity Units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after the date You convert your Deferred Annuity into an income stream. When You reallocate an income payment from a Division, Annuity Units supporting that portion of your income payment in that Division are liquidated.



AIR


Your income payments are determined by using the AIR to benchmark the investment experience of the Divisions You select. We currently offer an AIR of 3% and 4%. Certain states may require a different AIR or a cap on what AIR may be chosen. The higher your AIR, the higher your initial variable income payment will be. Your next payment will increase approximately in proportion to the amount by which the investment experience (for the time period between the payments) for the underlying Portfolio minus the Basic Death Benefit Separate Account charge (the resulting number is the net investment return) exceeds the AIR (for the time period between the payments). Likewise, your next payment will decrease to the approximate extent the investment experience (for the time period between the payments) for the underlying Portfolio minus the Basic Death Benefit Separate Account (the net investment return) charge is less than the AIR (for the time period between the payments). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if You had elected a higher AIR as changes occur in the investment experience of the Divisions.



The amount of each variable income payment is determined 10 days prior to your income payment date. If your first income payment is scheduled to be paid less than 10 days after You convert your Deferred Annuity to an income stream, then the amount of that payment will be determined on the date You convert your Deferred Annuity to a pay-out option.



Valuation


This is how we calculate the Annuity Unit Value for each Division:


- First, we determine the change in investment experience (which reflects the deduction for any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;



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- Next, we subtract the daily equivalent of the Basic Death Benefit Separate
  Account charge for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return.


- Then, we multiply by an adjustment based on your AIR for each day since the last Annuity Unit Value was calculated; and


- Finally, we multiply the previous Annuity Unit Value by this result.



Reallocation Privilege



D uring the pay-out phase of the Deferred Annuity, You may make reallocations
among Divisions or from the    Divisions to the Fixed Income Option. Each
reallocation must be at least $500 or, if less, your entire income payment allocated to the Division. Once You reallocate your income payment into the Fixed Income Option, You may not later reallocate it into a Division. There is no Withdrawal Charge to make a reallocation.



For us to process a reallocation, You must tell us:


- The percentage of the income payment to be reallocated;


- The Divisions (or Fixed Income Option) to which You want to reallocate your income payment; and


- The Divisions from which You want to reallocate your income payment.



We may require that You use our original forms to make reallocations.



Reallocations will be made at the end of the business day, at the close of the Exchange, if received in Good Order prior to the close of the Exchange, on that business day. All other reallocation requests will be processed on the next business day.



When You request a reallocation from a Division to the Fixed Income Option, the payment amount will be adjusted at the time of reallocation. Your payment may either increase or decrease due to this adjustment. The adjusted payment will be calculated in the following manner.


o First, we update the income payment amount to be reallocated from the Division based upon the applicable Annuity Unit Value at the time of the reallocation;


o Second, we use the AIR to calculate an updated annuity purchase rate based upon your age, if applicable, and expected future income payments at the time of the reallocation;


o Third, we calculate another updated annuity purchase rate using our current annuity purchase rates for the Fixed Income Option on the date of your reallocation;


o Finally, we determine the adjusted payment amount by multiplying the updated income amount determined in the first step by the ratio of the annuity purchase rate determined in the second step divided by the annuity purchase rate determined in the third step.



When You request a reallocation from one Division to another, Annuity Units in one Division are liquidated and Annuity Units in the other Division are credited to You. There is no adjustment to the income payment amount. Future income payment amounts will be determined based on the Annuity Unit Value for the Division to which You have reallocated.



You generally may make a reallocation on any day the Exchange is open. At a future date we may limit the number of reallocations You may make, but never to fewer than one a month. If we do so, we will give You advance written notice. We may limit a Beneficiary's ability to make a reallocation.



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Here are examples of the effect of a reallocation on the income payment:


o Suppose You choose to reallocate 40% of your income payment supported by Division A to the Fixed Income Option and the recalculated income payment supported by Division A is $100. Assume that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, your income payment from the Fixed Income Option will be increased by $40 x ($125/$100) or $50, and your income payment supported by Division A will be decreased by $40. (The number of Annuity Units in Division A will be decreased as well.)


o Suppose You choose to reallocate 40% of your income payment supported by Division A to Division B and the recalculated income payment supported by Division A is $100. Then, your income payment supported by Division B will be increased by $40 and your income payment supported by Division A will be decreased by $40. (Changes will also be made to the number of Annuity Units in both Divisions as well.)



Please see the "Transfer Privilege" section regarding our transfer restriction policies and procedures.



Charges



Y ou pay the Basic Death Benefit Separate Account charge for your Contract
class during the pay-out phase of    the Deferred Annuity. In addition, You pay
the applicable investment-related charge during the pay-out phase of your Deferred Annuity. During the pay-out phase, we reserve the right to deduct the $30 Annual Contract Fee. If we do so, it will be deducted pro-rata from each income payment. The Separate Account charge You pay will not reduce the number of Annuity Units credited to You. Instead, we deduct the charges as part of the calculation of the Annuity Unit Value.


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GENERAL INFORMATION


Administration

All transactions will be processed in the manner described below.



Purchase Payments


Send your purchase payments, by check, cashier's check or certified check, made payable to "MetLife," to MetLife Preference Plus Select, P.O. Box 371537, Pittsburgh, PA 15250-7537. (We reserve the right to receive purchase payments by other means acceptable to us.) We do not accept cash, money orders or traveler's checks. We will provide You with all necessary forms. We must have all documents in Good Order to credit your purchase payments. If You send your purchase payments or transaction requests to an address other than the one we have designated for receipt of such purchase payments or requests, we may return the purchase payment to You, or there may be delay in applying the purchase payment or transaction to your Contract.



We reserve the right to refuse purchase payments made via a personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be fulfilled.



Purchase payments (including any portion of your Account Balance under a Deferred Annuity which You apply to a pay-out option) are effective and valued as of the close of the Exchange on the day we receive them in Good Order at your Administrative Office, except when they are received:


- On a day when the Accumulation Unit Value/Annuity Unit Value is not calculated, or


- After the close of the Exchange.



In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated. If payments on your behalf are not made in a timely manner, there may be a delay in when amounts are credited.



We reserve the right to credit your initial purchase payment to You within two days after its receipt at your Administrative Office or MetLife sales office, if applicable. However, if You fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in Good Order, we have up to five



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business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify You and give You the reasons for the delay. At that time, You will be asked whether You agree to let us keep your money until the problem is resolved. If You do not agree or we cannot reach You by the fifth business day, your money will be returned.



Confirming Transactions


You will receive a written statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as check-o-matic, Systematic Withdrawal Program payments, and automated investment strategy transfers, may be confirmed quarterly. Unless You inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.



Processing Transactions


We permit You to request transactions by mail -and telephone. We make Internet access available to You. We may suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right not to accept requests for transactions by facsimile.



If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block a Contract Owner's account and, consequently, refuse to implement requests for transfers, withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.



By Telephone or Internet


You may obtain information and initiate a variety of transactions by telephone or the Internet virtually 24 hours a day, 7 days a week, unless prohibited by state law. Some of the information and transactions accessible to You include:


- Account Balance


- Unit Values


- Current rates for the Fixed Account


- Transfers


- Changes to investment strategies


- Changes in the allocation of future purchase payments.



Your transaction must be in Good Order and completed prior to the close of the Exchange on one of our business days if You want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Accumulation or Annuity Unit Value is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.



We will use reasonable procedures such as requiring certain identifying information, tape recording the telephone instructions, and providing written confirmation of the transaction, in order to confirm that instructions communicated by telephone, fax, Internet or other means are genuine. Any telephone, fax or Internet instructions reasonably believed by us to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this policy, you will bear the risk of loss. If we do not employ reasonable procedures to confirm that instructions communicated by telephone, fax or Internet are genuine, we may be liable for any losses due to unauthorized or fraudulent transactions. All other requests and elections under your Contract must be in writing signed by the proper party, must include any necessary documentation and must



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be received at your Administrative Office to be effective. If acceptable to us, requests or elections relating to Beneficiaries and ownership will take effect as of the date signed unless we have already acted in reliance on the prior status. We are not responsible for the validity of any written request or action.



Response times for the telephone or Internet may vary due to a variety of factors, including volumes, market conditions and performance of the systems. We are not responsible or liable for:


- any inaccuracy, error, or delay in or omission of any information You transmit or deliver to us; or


- any loss or damage You may incur because of such inaccuracy, error, delay or omission; non-performance; or any interruption of information beyond our control.



Telephone and Computer Systems


Telephone and computer systems may not always be available. Any telephone or computer system, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience technical difficulties or problems, you should make your transaction request in writing to your Administrative Office.



After Your Death


If we are notified of your death before any requested transaction is completed (including transactions under automated investment strategies, the Enhanced Dollar Cost Averaging Program, the minimum distribution program and the Systematic Withdrawal Program), we will cancel the request. As described above, the death benefit will be determined when we receive due proof of death and an election for the payment method. If the Beneficiary is your spouse, the spouse may be substituted as the Contract Owner of the Deferred Annuity and continue the Contract. We permit the Beneficiary of a Traditional IRA Deferred Annuity to hold the Deferred Annuity in your name for his/her benefit. If You are receiving income payments, we will cancel the request and continue making payments to your Beneficiary if your income type so provides. Or, depending on the income type, we may continue making payments to a Joint Annuitant.



Abandoned Property Requirements


Every state has unclaimed property laws that generally declare non-ERISA ("Employee Retirement Income Security Act of 1974") annuity contracts to be abandoned after a period of inactivity of three to five years from the Contract's maturity date (the latest day on which annuity payments may begin under the Contract) or the date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or You last resided, as shown on our books and records, or to our state of domicile. (Escheatment is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent your Contract's proceeds from being paid to the state abandoned or unclaimed property office, it is important that You update your Beneficiary designations, including addresses, if and as they change. Please call 1-800-638-7732 to make such changes.



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Misstatement


We may require proof of age or sex (where permitted) of the Owner, Annuitant or Beneficiary before making any payments under this Contract that are measured by the Owner's, Annuitant's or Beneficiary's life. If the age or sex (where permitted) of the measuring life has been misstated, the amount payable will be the amount that would have been provided at the correct age and sex (where permitted).



Once income payments have begun, any overpayments or underpayments will be made up in one sum with the next income payment in a manner agreed to by us. Any overpayments will be deducted first from future income payments. In certain states we may be required to pay interest on any underpayments.



Third Party Requests


Generally, we only accept requests for transactions or information from You. In addition, we reserve the right not to accept or to process transactions requested on your behalf by third parties. This includes processing transactions by an agent You designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers/reallocations for a number of other Contract Owners and who simultaneously makes the same request or series of requests on behalf of other Contract Owners.



Valuation -- Suspension of Payments


We separately determine the Accumulation Unit Value and Annuity Unit Value, as applicable, for each Division once each day when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give You 30 days notice.



When You request a transaction, we will process the transaction on the basis of the Accumulation Unit Value or Annuity Unit Value next determined after receipt of the request. Subject to our procedure, we will make withdrawals and transfers/ reallocations at a later date, if You request. If your withdrawal request is to elect a variable pay-out option under your Deferred Annuity, we base the number of Annuity Units You receive on the next available Annuity Unit Value.



We reserve the right to suspend or postpone payment for a withdrawal or transfer/reallocation when:


- rules of the SEC so permit (trading on the Exchange is restricted, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or


- during any other period when the SEC by order so permits.



Cybersecurity Risks



O ur variable annuity contract business is largely conducted through digital
communications and data storage    networks and systems operated by us and our
service providers or other business partners (e.g., the Portfolios and the firms involved in the distribution and sale of our variable annuity contracts). For example, many routine operations, such as processing Owners' requests and elections and day-to-day record keeping, are all executed through computer networks and systems.



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We have established administrative and technical controls and a business continuity plan to protect our operations against cybersecurity breaches. Despite these protocols, a cybersecurity breach could have a material, negative impact on MetLife and the Separate Account, as well as Contract Owners and their Contracts. Our operations also could be negatively affected by a cybersecurity breach at a third party, such as a governmental or regulatory authority or another participant in the financial markets.



Cybersecurity breaches can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. Cybersecurity breaches can interfere with our processing of contract transactions, including the processing of transfer orders from our website or with the Portfolios; impact our ability to calculate Accumulation Unit Values; cause the release and possible destruction of confidential Contract Owner or business information; or impede order processing or cause other operational issues. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully manage this risk at all times.



Advertising Performance



W e periodically advertise the performance of the Divisions. You may get
performance information from a     variety of sources including your quarterly
statements, your MetLife representative, the Internet, annual reports and semiannual reports. All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results.



We may state performance in terms of "yield," "change in Accumulation Unit Value/Annuity Unit Value," "average annual total return" or some combination of these terms.



YIELD is the net income generated by an investment in a particular Division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.



CHANGE IN ACCUMULATION/ANNUITY UNIT VALUE ("Non-Standard Performance") is calculated by determining the percentage change in the value of an Accumulation (or Annuity) Unit for a certain period. These numbers may also be annualized. Change in Accumulation/Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the Separate Account charges and the Annual Contract Fee; however, yield and change in Accumulation/Annuity Unit Value performance do not reflect the possible imposition of Withdrawal Charges and the charge for the EDB -I, the Earnings Preservation Benefit, GMIBs, the GWBs or GMAB. Withdrawal Charges would reduce performance experience.



AVERAGE ANNUAL TOTAL RETURN ("Standard Performance") calculations reflect the Separate Account charge, the additional Separate Account charge for the American Funds Portfolio's and the Annual Contract Fee and applicable Withdrawal Charges since the Division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Deferred Annuity. These figures also assume a steady annual rate of return. They assume that combination of optional benefits -(including the greater of Annual Step-Up or 5% Annual Increase Death Benefit) that would produce the greatest total Separate Account charge.



Performance figures will vary among the various classes of the Deferred Annuities and the Divisions as a result of different Separate Account charges and Withdrawal Charges.



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We may calculate performance for certain investment strategies including Equity
Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. We assume the Separate Account charge reflects the Basic Death Benefit. The information does not assume the charges for the EDB -I, the Earnings Preservation Benefit, GMIBs, GMAB or the GWBs. This percentage return assumes that there have been no withdrawals or other unrelated transactions.



For purposes of presentation of Non-Standard Performance, we may assume the Deferred Annuities were in existence prior to the inception date of the Divisions in the Separate Account that funds the Deferred Annuity. In these cases, we calculate performance based on the historical performance of the underlying Brighthouse Trust I, Brighthouse Trust II, and American Funds(R) Portfolios since the Portfolio inception date. We use the actual Accumulation Unit or Annuity Unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the Division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuity had been introduced as of the Portfolio inception date.



We may also present average annual total return calculations which reflect all Separate Account charges and applicable Withdrawal Charges since the Portfolio inception date. We use the actual Accumulation Unit or Annuity Unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the Division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities had been introduced as of the Portfolio inception date.



Past performance is no guarantee of future results.



We may demonstrate hypothetical future values of Account Balances over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios. These presentations reflect the deduction of the Separate Account charge, the Annual Contract Fee, if any, and the weighted average of investment-related charges for all Portfolios to depict investment-related charges.



We may demonstrate hypothetical future values of Account Balances for a specific Portfolio based upon the assumed rates of return previously described, the deduction of the Separate Account charge and the Annual Contract Fee, if any, and the investment-related charges for the specific Portfolio to depict investment-related charges.



We may demonstrate the hypothetical historical value of each optional benefit for a specified period based on historical net asset values of the Portfolios and the annuity purchase rate, if applicable, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge and the Annual Contract Fee, if any, the investment-related charge and the charge for the optional benefit being illustrated.



We may demonstrate hypothetical future values of each optional benefit over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, the annuity purchase rate, if applicable, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge and the Annual Contract Fee, if any, the weighted average of investment-related charges for all Portfolios to depict investment-related charges and the charge for the optional benefit being illustrated.



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We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge, the investment-related charge and the Annual Contract Fee, if any.



We may demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge, the Annual Contract Fee, if any, and the weighted average of investment-related charges for all Portfolios to depict investment-related charges.



Any illustration should not be relied on as a guarantee of future results.



Changes to Your Deferred Annuity



W e have the right to make certain changes to your Deferred Annuity, but only
as permitted by law. We make     changes when we think they would best serve
the interest of annuity Contract Owners or would be appropriate in carrying out the purposes of the Deferred Annuity. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:


- To operate the Separate Account in any form permitted by law.


- To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws) including limiting the number, frequency or types of transfers/reallocations permitted.


- To transfer any assets in a Division to another Division, or to one or more separate accounts, or to our general account, or to add, combine or remove Divisions in the Separate Account.


- To substitute for the Portfolio shares in any Division, the shares of another class of Brighthouse Trust I, Brighthouse Trust II, or the shares of another investment company or any other investment permitted by law.


- To make any necessary technical changes in the Deferred Annuities in order to conform with any of the above-described actions.



If any changes result in a material change in the underlying investments of a Division in which You have a balance or an allocation, we will notify You of the change. You may then make a new choice of Divisions. For Deferred Annuities issued in Pennsylvania, we will ask your approval before making any technical changes. We will notify You of any changes to the Separate Account.



Voting Rights



B ased on our current view of applicable law, You have voting interests under
your Deferred Annuity concerning    Brighthouse Trust I, Brighthouse Trust II,
or American Funds(R) proposals that are subject to a shareholder vote. Therefore, You are entitled to give us instructions for the number of shares which are deemed attributable to your Deferred Annuity.



We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding Divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment.



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You are entitled to give instructions regarding the votes attributable to your
Deferred Annuity in your sole discretion.



There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. The effect of this proportional voting is that a small number of Contract Owners may control the outcome of a vote. Shares of Brighthouse Trust I, Brighthouse Trust II, or the American Funds(R) that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:


- The shares for which voting instructions are received; and


- The shares that are voted in proportion to such voting instructions.



However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.



Who Sells the Deferred Annuities


MetLife Investors Distribution Company ("MLIDC") is the principal underwriter and distributor of the securities offered through this Prospectus. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of some of the other Variable Annuity contracts and variable life insurance policies we and our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the The Deferred Annuity (e.g., commissions payable to the retail broker-dealers who sell the Deferred Annuities). MLIDC does not retain any fees under the Deferred Annuities.



MLIDC's principal executive offices are located at 200 Park Avenue, New York, NY 10166. MLIDC is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 as amended (the "Exchange Act"), as well as the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority ("FINRA"). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.



MLIDC and in certain cases, we, have entered into selling agreements with unaffiliated broker-dealers who are registered with the SEC under the Exchange Act and are members of FINRA. We no longer offer the Deferred Annuities to new purchasers, but continue to accept purchase payments from existing Contract Owners. The Deferred Annuities may also be sold through the mail, the Internet or by telephone.



There is no front-end sales load deducted from purchase payments to pay sales commissions. Distribution costs are recovered through the charges and deductions under the Deferred Annuities.



MLIDC pays compensation based upon a `gross dealer concession' model. With respect to the Deferred Annuities, the maximum gross dealer concession ranges from 0.00% to 7.15% (depending on class purchased) of each purchase payment each year the Contract is in force and, starting in the second Contract Year, ranges from 0.00% to 1.00% (depending on the class purchased) of the Account Balance each year that the Contract is in force for servicing the Contract. Gross dealer concession may also be credited when the Contract is annuitized. The amount of gross dealer concession credited upon annuitization depends on several factors, including the number of years the Contract has been in force.



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Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Deferred Annuities. Some firms may retain a portion of commissions. The amount that the broker-dealer passes on to its sales representatives is determined in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of these selling firms may also receive non-cash compensation pursuant to their firm's guidelines, directly from us or the Distributor. An unaffiliated broker-dealer or sales representatives of an unaffiliated broker-dealer may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to differing compensation rates. Ask your sales representative from the unaffiliated broker-dealer for further information about what your sales representative and the broker-dealer for which he or she works may receive in connection with your purchase of a Contract.



Financial Statements


Our financial statements and the financial statements of the Separate Account have been included in the SAI.



Your Spouse's Rights


If You received your Contract through a qualified retirement plan and your plan is subject to ERISA and You are married, the income payments, withdrawal and loan provisions, and methods of payment of the death benefit under your Deferred Annuity may be subject to your spouse's rights.



If your benefit is worth $5,000 or less, your plan may provide for distribution of your entire interest in a lump sum without your spouse's consent.



Any reference to "spouse" includes those persons who are married spouses under state law, regardless of sex.



For details or advice on how the law applies to your circumstances, consult your tax adviser or attorney.



When We Can Cancel Your Deferred Annuity



We may cancel your Deferred Annuity only if we do not receive any purchase payments from You for 24 consecutive months and your Account Balance is less than $2,000 and you do not have an optional benefit or death benefit with a guaranteed value higher than $2,000. Accordingly, no Deferred Annuity will be terminated due solely to negative investment performance. We will only do so to the extent allowed by law. If we do so, we will return the full Account Balance. Federal tax law may impose additional restrictions on our right to cancel your Traditional IRA , Roth IRA SEP and SIMPLE IRA Deferred Annuity. We will not terminate the Deferred Annuity if it includes an LWG or a GMAB. In addition, we will not terminate any Deferred Annuity that includes a GWB or a GMIB or a guaranteed death benefit if at the time the termination would otherwise occur the Income Base/Benefit Base of the optional benefit, or the guaranteed amount under any death benefit, is greater than the Account Balance. For all other Deferred Annuities, we reserve the right to exercise this termination provision, subject to obtaining any required regulatory approvals. We will not exercise this provision, under Deferred Annuities issued in New York. However, if your plan determines to terminate the Deferred Annuity at a time when You have an Income Base/Benefit Base of the optional benefit or a guaranteed amount under any death benefit that is greater than the Account Balance, You forfeit any Income Base/Benefit Base of the optional benefit or any guaranteed amount under any death benefit You have accrued upon termination of the Contract.



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FEDERAL TAX CONSIDERATIONS


Introduction



T he following information on taxes is a general discussion of the subject. It
is not intended as tax advice. The   Internal Revenue Code ("Code") and the
provisions of the Code that govern the Deferred Annuities are complex and subject to change. The applicability of Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect You and your Deferred Annuity. Nor does this discussion address other Federal tax consequences (such as estate and gift taxes, sales to foreign individuals or entities), or state or local tax consequences, which may affect your investment in the Deferred Annuity. As a result, You should always consult a tax adviser for complete information and advice applicable to your individual situation.




We do not expect to incur Federal, state or local income taxes on the earnings or realized capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.



To the extent permitted under Federal tax law, we may claim the benefit of the corporate dividends received deduction and of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.



Any Code reference to "spouse" includes those persons who enter into lawful marriages under state law, regardless of sex.



Non-Qualified Annuity Contracts


This discussion assumes the Deferred Annuity is an annuity Contract for Federal income tax purposes that is not held in a tax qualified "plan" defined by the Code. Tax qualified plans include arrangements described in Code Sections 401(a), 401(k), 403(a), 403(b) or tax sheltered annuities ("TSA"), 408 or "IRAs" (including SEP and SIMPLE IRAs), 408A or "Roth IRAs" or 457(b) or governmental 457(b) plans. Deferred Annuities owned through such plans are referred to below as "qualified" contracts.



Accumulation


Generally, an Owner of a non-qualified annuity Contract is not taxed on increases in the value of the Deferred Annuity until there is a distribution from the Deferred Annuity, i.e., surrender, partial withdrawal, income payment or commutation. This deferral of taxation on accumulated value in the Deferred Annuity is limited to Deferred Annuities owned by or held for the benefit of "natural persons." A Deferred Annuity will be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Deferred Annuity as an agent for the exclusive benefit of a natural person.



In contrast, a Deferred Annuity owned or not treated as held by a "natural person," such as a corporation, partnership, trust or other entity, will be taxed currently on the increase in accumulated value in the Deferred Annuity in the year earned. Note that in this regard, an employer which is the Owner of an annuity Contract under a non-qualified deferred compensation arrangement for its employees, or otherwise, is considered a non-natural Owner and any annual increase in the Account Balance will be subject to current income taxation.



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Surrenders or Withdrawals -- Early Distribution


If You take a withdrawal from your Deferred Annuity, or surrender your Deferred Annuity prior to the date You commence taking annuity or "income" payments (the "Annuity Starting Date"), the amount You receive will be treated first as coming from earnings, if any, (and thus subject to income tax) and then from your purchase payments (which are not subject to income tax). If the accumulated value is less than your purchase payments upon surrender of your Deferred Annuity, You might be able to claim any unrecovered purchase payments on your Federal income tax return as a miscellaneous itemized deduction.



The portion of any withdrawal from an annuity Contract that is subject to income tax will also be subject to a 10% Federal income tax penalty for "early" distribution if such withdrawal is taken prior to You reaching age 59 1/2, unless an exception applies. Exceptions include distributions made:


  (a)        on account of your death or disability,


  (b) as part of a series of substantially equal periodic payments payable for your life (or life expectancy) or joint lives (joint life expectancies) of You and your designated Beneficiary, or


  (c) under certain immediate income annuities providing for substantially equal payments made at least annually.



If You receive systematic payments that You intend to qualify for the "substantially equal periodic payments" exception noted above, any modifications (except due to death or disability) to your payment before age
59 1/2 or within five years after beginning these payments, whichever is later, will result in the retroactive imposition of the 10% Federal income tax penalty with interest. Such modifications may include but are not limited to additional purchase payments to the Contract (including tax-free transfers or rollovers) and additional withdrawals from the Deferred Annuity.



For non-qualified Contracts, amounts received under the exercise of a partial withdrawal may be fully included in taxable income. The entire amount of the withdrawal could be treated as taxable income. Exercise of either withdrawal feature may adversely impact the amount of subsequent payments which can be treated as a nontaxable return of investment.



If your Deferred Annuity has been purchased with an Optional Two Year Withdrawal Feature or is for a guaranteed period only (term certain) annuity, and is terminated as a result of the exercise of the withdrawal feature, the taxable portion of the payment will generally be the excess of the proceeds received over your remaining after-tax purchase payment.



Treatment of Separate Account Charges


It is possible that at some future date the Internal Revenue Service ("IRS") may consider that Deferred Annuity charges attributable to certain guaranteed death benefits and certain living benefits are to be treated as distributions from the Deferred Annuity to pay for such non-annuity benefits. Currently, these charges are considered to be an intrinsic part of the Deferred Annuity and we do not report these as taxable income. However, if this treatment changes in the future, the charge could also be subject to a 10% Federal income tax penalty as an early distribution, as described above.



Guaranteed Withdrawal Benefits


If You have purchased the Guaranteed Withdrawal Benefit I, Enhanced Guaranteed Withdrawal Benefit or Lifetime Withdrawal Guarantee, where otherwise made available, note the following:



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The tax treatment of withdrawals under such a benefit is uncertain. It is conceivable that the amount of potential gain could be determined based on the remaining amount guaranteed to be available for withdrawal at the time of the withdrawal if greater than the Account Balance (prior to Withdrawal Charges). This could result in a greater amount of taxable income in certain cases. In general, at the present time, MetLife intends to report such withdrawals using the Account Balance rather than the remaining benefit to determine gain. However, in cases where the maximum permitted withdrawal in any year under any version of the GWB exceeds the Account Balance, the portion of the withdrawal treated as taxable gain (not to exceed the amount of the withdrawal) should be measured as the difference between the maximum permitted withdrawal amount under the benefit and the remaining after-tax basis immediately preceding the withdrawal. Consult your tax adviser.



In the event that the Account Balance goes to zero, and either the Remaining Guaranteed Withdrawal Amount is paid out in fixed installments or the Annual Benefit Payment is paid for life, we will treat such payments as income annuity payments under the tax law and allow recovery of any remaining basis ratably over the expected number of payments. (See "Taxation of Payments in Annuity Form" below.)



MetLife reserves the right to change its tax reporting practices where we determine that they are not in accordance with IRS guidance (whether formal or informal).



Aggregation


If You purchase two or more deferred annuity Contracts from MetLife (or its affiliates) during the same calendar year, the law requires that all such Contracts must be treated as a single Contract for purposes of determining whether any payments not received as an annuity (e.g., withdrawals) will be includible in income. Aggregation could affect the amount of a withdrawal that is taxable and subject to the 10% Federal income tax penalty described above. Since the IRS may require aggregation in other circumstances as well, You should consult a tax adviser if You are purchasing more than one annuity Contract from the same insurance company in a single calendar year. Aggregation does not affect distributions paid in the form of an annuity (see "Taxation of Payments in Annuity Form" below).



Exchanges/Transfers


The annuity Contract may be exchanged tax-free in whole or in part for another annuity contract or a long-term care insurance policy. The partial exchange of an annuity contract may be a tax-free transaction provided that, among other prescribed IRS conditions, no amounts are distributed from either contract involved in the exchange for 180 days following the date of the exchange - other than annuity payments made for life, joint lives, or for a term of 10 years or more. Otherwise, a withdrawal or "deemed" distribution may be includible in your taxable income (plus a 10% Federal income tax penalty) to the extent that the accumulated value of your annuity exceeds your investment in the Deferred Annuity (your "gain"). Some of the ramifications of a partial exchange remain unclear. If the annuity Contract is exchanged in part for an additional annuity contract, a distribution from either contract may be taxable to the extent of the combined gain attributable to both contracts, or only to the extent of your gain in the contract from which the distribution is paid. It is not clear whether this guidance applies to a partial exchange involving long-term care contracts. Consult your tax adviser prior to a partial exchange.



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A transfer of Ownership of the Deferred Annuity, or the designation of an
Annuitant or other Beneficiary who is not also the Contract Owner, may result in income or gift tax consequences to the Contract Owner. You should consult your tax adviser if You are considering such a transfer or assignment.



Death Benefits


The death benefit is taxable to the recipient in the same manner as if paid to the Contract Owner (under the rules for withdrawals or income payments, whichever is applicable).



After your death, any death benefit determined under the Deferred Annuity must be distributed in accordance with Section 72(s) of the Code. The method of distribution that is required depends on whether You die before or after the Annuity Starting Date.



If You die on or after the Annuity Starting Date, the remaining portion of the interest in the Deferred Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death.



If You die before the Annuity Starting Date, the entire interest in the Deferred Annuity must be distributed within five (5) years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death) and the Beneficiary must be a natural person.



Additionally, if the annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Deferred Annuity may be continued with your spouse as the Owner.



For Deferred Annuities owned by a non-natural person, the required distribution rules apply upon the death or change in the primary Annuitant. If there is more than one Annuitant of a Deferred Annuity held by a non-natural person, then such required distributions will be triggered by the death of the first co-Annuitant.



Investor Control


In certain circumstances, Owners of variable annuity non-qualified contracts have been considered to be the Owners of the assets of the underlying Separate Account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the Contract Owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Deferred Annuity, such as the number of Portfolios available and the flexibility of the Contract Owner to allocate purchase payments and transfer amounts among the Divisions have not been addressed in public rulings. While we believe that the Deferred Annuity does not give the Contract Owner investment control over Separate Account assets, we reserve the right to modify the Deferred Annuity as necessary to prevent a Contract Owner from being treated as the Owner of the Separate Account assets supporting the Deferred Annuity.



Taxation of Payments in Annuity Form


Payments received from the Deferred Annuity in the form of an annuity are taxed differently depending on whether You select a fixed or variable payment option. For fixed annuity payments, payments are taxable as ordinary income to the extent they exceed the portion of the payment determined by applying the exclusion ratio to the entire payment. The exclusion ratio is determined at the time the Deferred Annuity is annuitized (i.e., the accumulated value is converted to an annuity form of distribution). Generally, the applicable exclusion ratio is your investment in the Deferred Annuity divided by the total payments You expect to receive based on IRS factors, such as the form



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of annuity and mortality. The exclusion ratio is applied to each fixed annuity payment to determine the portion that is a non-taxable return of investment in the Deferred Annuity and it is excludable from your taxable income until your investment in the Deferred Annuity is fully recovered.



Variable annuity payments are expected to fluctuate and the amount You may receive is uncertain. Variable annuity payments are taxable as ordinary income to the extent they exceed the portion of each annuity payment that is determined to be a non-taxable return of your investment in the Contract. The non-taxable return of your investment in the Contract is determined by dividing the investment in the Contract (with adjustment) by the number of years over which it is anticipated the annuity will be paid. In general, your investment in the Contract is recovered pro-rata over the expected payment period.



We will make this calculation for You. However, it is possible that the IRS could conclude that the taxable portion of income payments under a non-qualified Contract is an amount greater -- or less -- than the taxable amount determined by us and reported by us to You and the IRS.



Once You have recovered the investment in the Deferred Annuity, further annuity payments are fully taxable.



If You die before your investment in the Deferred Annuity is fully recovered, the balance of your investment may be deducted on your last tax return, or if annuity payments continue after your death, the balance may be recovered by your Beneficiary.



The IRS has not furnished explicit guidance as to how the excludable amount is to be determined each year under variable income annuities that permit transfers between a fixed annuity option and variable investment options, as well as transfers between investment options after the Annuity Start Date.



Once annuity payments have commenced, You may not be able to transfer to another non-qualified annuity contract or a long-term care contract as part of a tax-free exchange.



If the Deferred Annuity allows, You may elect to convert less than the full value of your Deferred Annuity to an annuity form of pay-out (i.e., "partial annuitization.") In this case, your investment in the Deferred Annuity will be pro-rated between the annuitized portion of the Deferred Annuity and the deferred portion. An exclusion ratio or excludable amount will apply to the annuity payments as described above, provided the annuity form You elect is payable for at least 10 years or for the life of one or more individuals.



3.8% Tax on Net Investment Income


Federal tax law imposes a 3.8% Medicare tax on the lesser of:


  (1) the taxpayer's "net investment income" (from non-qualified annuities, interest, dividends, and other investments, offset by specified allowable deductions), or


  (2) the taxpayer's modified adjusted gross income in excess of a specified income threshold ($250,000 for married couples filing jointly and qualifying widows, $125,000 for married couples filing separately, and $200,000 for single filers).



"Net investment income" in Item 1 above does not include distributions from tax qualified plans, (i.e., arrangements described in Code Sections 401(a), 403(a), 403(b), 408, 408A or 457(b)), but such income will increase modified adjusted gross income in Item 2 above.



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You should consult your tax adviser regarding the applicability of this tax to income under your annuity Contract.



Puerto Rico Tax Considerations


The Puerto Rico Internal Revenue Code of 2011 (the "2011 PR Code") taxes distributions from non-qualified annuity contracts differently than in the U.S.



Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 2011 PR Code first as a return of investment. Therefore, a substantial portion of the amounts distributed generally will be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis.



The amount of income on annuity distributions in annuity form (payable over your lifetime) is also calculated differently under the 2011 PR Code. Since the U.S. source income generated by a Puerto Rico bona fide resident is subject to U.S. income tax and the IRS issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 2011 PR Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences.



You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity Contract and/or any proposed distribution, particularly a partial distribution or election to annuitize if You are a resident of Puerto Rico.



Qualified Annuity Contracts



Introduction



T he Deferred Annuity may be purchased through certain types of retirement
plans that receive favorable   treatment under the Code ("tax qualified
plans"). Tax-qualified plans include arrangements described in Code Sections 401(a), 401(k), 403(a), 403(b) or tax sheltered annuities ("TSA"), 408 or "IRAs" (including SEP and SIMPLE IRAs), 408A or "Roth IRAs" or 457 (b) nongovernmental or 457(b) governmental plans. Extensive special tax rules apply to qualified plans and to the annuity Contracts used in connection with these plans. Therefore, the following discussion provides only general information about the use of the Deferred Annuity with the various types of qualified plans. Adverse tax consequences may result if You do not ensure that contributions, distributions and other transactions with respect to the Deferred Annuity comply with the law.




The rights to any benefit under the plan will be subject to the terms and conditions of the plan itself as well as the terms and conditions of the Deferred Annuity.



We exercise no control over whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular individual is entitled to participate or benefit under a plan.



All qualified plans and arrangements receive tax deferral under the Code. Since there are no additional tax benefits in funding such retirement arrangements with an annuity, there should be reasons other than tax deferral for acquiring the annuity within the plan. Such non-tax benefits may include additional insurance benefits, such as the availability of a guaranteed income for life.



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A Deferred Annuity may also be available in connection with an employer's non-qualified deferred compensation plan or qualified governmental excess benefit arrangement to provide benefits to certain employees in the plan. The tax rules regarding these plans are complex; please consult your tax adviser about your particular situation.



Accumulation


The tax rules applicable to qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Both the amount of the contribution that may be made and the tax deduction or exclusion that You may claim for that contribution under qualified plans are limited under the Code. See the SAI for a description of qualified plan types and annual current contribution limitations which are subject to change from year-to-year.



Purchase payments or contributions to IRAs or tax qualified retirement plans of an employer may be taken from current income on a before tax basis or after tax basis. Purchase payments made on a "before tax" basis entitle You to a tax deduction or are not subject to current income tax. Purchase payments made on an "after tax" basis do not reduce your taxable income or give You a tax deduction. Contributions may also consist of transfers or rollovers as described below and are not subject to the annual limitations on contributions.



The Deferred Annuity will accept as a single purchase payment a transfer or rollover from another IRA or rollover from an eligible retirement plan of an employer (i.e., 401(a), 401(k), 403(a), 403(b) or governmental 457(b) plan.) It will also accept a rollover or transfer from a SIMPLE IRA after the taxpayer has participated in such arrangement for at least two years. As part of the single purchase payment, the IRA Contract will also accept an IRA contribution subject to the Code limits for the year of purchase.



For income annuities established as "pay-outs" of SIMPLE IRAs, the Deferred Annuity will only accept a single purchase payment consisting of a transfer or rollover from another SIMPLE IRA. For income annuities established in accordance with a distribution option under a retirement plan of an employer (e.g., 401(a), 401(k), 403(a), 403(b) or 457(b) plan), the Deferred Annuity will only accept as its single purchase payment a transfer from such employer retirement plan.



Taxation of Annuity Distributions


If contributions are made on a "before tax" basis, You generally pay income taxes on the full amount of money You receive under the Deferred Annuity. Withdrawals attributable to any after-tax contributions are basis in the Deferred Annuity and not subject to income tax (except for the portion of the withdrawal allocable to earnings, if any).



Under current Federal income tax rules, the taxable portion of distributions under annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.



If You meet certain requirements, your Roth IRA, Roth 403(b) and Roth 401(k) earnings can be received free of Federal income taxes.



With respect to IRA Contracts, we will withhold a portion of the taxable amount of your withdrawal for income taxes, unless You elect otherwise. The amount we will withhold is determined by the Code.



Guaranteed Withdrawal Benefits


If You have purchased the Lifetime Withdrawal Guarantee benefit ("LWG"), where otherwise made available, note the following:



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In determining your required minimum distribution each year, the actuarial value of this benefit as of the prior December 31 must be taken into account in addition to the Account Balance of the Deferred Annuity.



If You have purchased the GWB I, Enhanced GWB or LWG, where otherwise made available, note the following:



The tax treatment of withdrawals under such a benefit is uncertain. It is conceivable that the amount of potential gain could be determined based on the remaining amount guaranteed to be available for withdrawal at the time of the withdrawal if greater than the Account Balance (prior to Withdrawal Charges). This could result in a greater amount of taxable income in certain cases. In general, at the present time, MetLife intends to report such withdrawals using the Account Balance rather than the remaining benefit to determine gain. However, in cases where the maximum permitted withdrawal in any year under any version of the Guaranteed Withdrawal Benefit exceeds the Account Balance, the portion of the withdrawal treated as taxable gain (not to exceed the amount of the withdrawal) should be measured as the difference between the maximum permitted withdrawal amount under the benefit and the remaining after-tax basis immediately preceding the withdrawal. Consult your tax adviser.



In the event that the Account Balance goes to zero, and either the Remaining Guaranteed Withdrawal Amount is paid out in fixed installments or the Annual Benefit Payment is paid for life, we will treat such payments as income annuity payments under the tax law and allow recovery of any remaining basis ratably over the expected number of payments.



MetLife reserves the right to change its tax reporting practices where we determine that they are not in accordance with IRS guidance (whether formal or informal).



Withdrawals Prior to Age 59 1/2


A taxable withdrawal from a qualified plan which is subject to income tax may also be subject to a 10% Federal income tax penalty for "early" distribution if taken prior to age 59 1/2, unless an exception described below applies.



The penalty rate is 25% for SIMPLE plan Deferred Annuities if the withdrawal occurs within the first 2 years of your participation in the plan.




These exceptions include but are not limited to withdrawals made:



(a)        on account of your death or disability, or


(b) as part of a series of substantially equal periodic payments payable for your life (or life expectancy) or joint lives (or life expectancies) of You and your designated Beneficiary and You are separated from employment.



If You receive systematic payments that You intend to qualify for the "substantially equal periodic payments" exception noted above, any modifications (except due to death or disability) to your payment before age
59 1/2 or within five years after beginning these payments, whichever is later, will result in the retroactive imposition of the 10% Federal income tax penalty with interest. Such modifications may include but are not limited to additional purchase payments to the Deferred Annuity (including tax-free transfers or rollovers) and additional withdrawals from the Deferred Annuity.



A withdrawal or distribution from a qualified annuity Deferred Annuity other than an IRA (including SEPs and SIMPLEs) will avoid the penalty if: (1) the distribution is on separation from employment after age 55; (2) the distribution is made pursuant to a qualified domestic relations order ("QDRO");
(3) the distribution is to pay deductible medical expenses; or (4) if the distribution is to pay IRS levies (and made after December 31, 1999).

---------------------------

In addition to death, disability and as part of a series of substantially equal periodic payments as indicated above, a withdrawal or distribution from an IRA (including SEPs and SIMPLEs and Roth IRAs) will avoid the penalty (1) if the distribution is to pay deductible medical expenses; (2) if the distribution is to pay IRS levies (and made after December 31, 1999); (3) if the distribution is used to pay for medical insurance (if You are unemployed), qualified higher education expenses, or for a qualified first time home purchase up to $10,000. Other exceptions may be applicable under certain circumstances and special rules apply or may become applicable in connection with the exceptions enumerated above.



Rollovers


Your Deferred Annuity is non-forfeitable (i.e., not subject to the claims of your creditors) and non-transferable (i.e., You may not transfer it to someone else).



Under certain circumstances, You may be able to transfer amounts distributed from your Deferred Annuity to another eligible retirement plan or IRA. Federal tax law limits You to making one only rollover from an IRA (or the same IRA) in any 12 month period and the limit is applied across all IRA that You own.



You may make rollovers and direct transfers into your SIMPLE IRA annuity contract from another SIMPLE IRA annuity contract or account. Rollovers from another qualified plan can generally be made to your SIMPLE IRA after you have participated in the SIMPLE IRA for at least two years. Rollovers and direct transfers from a SIMPLE IRA can only be made to another SIMPLE IRA or account during the first two years that You participate in the SIMPLE IRA plan. After this two year period, rollovers and transfers may be made from your SIMPLE IRA into a Traditional IRA or account, as well as into another SIMPLE IRA.



Generally, a distribution may be eligible for rollover but certain types of distributions cannot be rolled over, such as distributions received on account of:


     (a) minimum distribution requirements,


     (b) financial hardship, or


     (c) for a period of ten or more years or for life.



20% Withholding on Eligible Rollover Distributions


For certain qualified employer plans, we are required to withhold 20% of the taxable portion of your withdrawal that constitutes an "eligible rollover distribution" for Federal income taxes. The amount we withhold is determined by the Code. You may avoid withholding if You directly transfer a withdrawal from this Deferred Annuity to another qualified plan or IRA. Similarly, You may be able to avoid withholding on a transfer into the Deferred Annuity from an existing qualified plan You may have with another provider by arranging to have the transfer made directly to us. For taxable withdrawals that are not "eligible rollover distributions," the Code imposes different withholding rules to determine the withholding percentage.



Death Benefits


The death benefit is taxable to the recipient in the same manner as if paid to the Contract Owner or plan participant (under the rules for withdrawals or income payments, whichever is applicable).



Distributions required from a qualified annuity Contract following your death depend on whether You die before You had converted your Deferred Annuity to an annuity form and started taking annuity payments (your Annuity Start Date).

                                                    ---------------------------

If You die on or after your Annuity Start Date, the remaining portion of the interest in the Deferred Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death.



If You die before your Annuity Start Date, the entire interest in the Deferred Annuity must be distributed within five (5) years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death).



Your designated Beneficiary is the person to whom benefit rights under the Deferred Annuity pass by reason of death; the Beneficiary must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years.



If the IRA is payable to (or for the benefit of) your surviving spouse, that portion of the Deferred Annuity may be continued with your spouse as the Owner. If your Deferred Annuity permits, your Beneficiary spouse may delay the start of these payments until December 31 of the year in which You would have reached age 70 1/2.



Your spouse may elect to roll over the death proceeds into another eligible retirement plan in which he or she participates, if permitted under the receiving plan, he or she may elect to roll over the death proceeds into his or her own IRA, or he or she may elect to transfer the death proceeds into an inherited IRA.



If your Beneficiary is not your spouse and your plan and Deferred Annuity permit, your Beneficiary may be able to roll over the death proceeds via a direct trustee-to-trustee transfer into an inherited IRA. However, a non-spouse Beneficiary may not treat the inherited IRA as his or her own IRA.



Required Minimum Distributions


Generally, You must begin receiving amounts from your retirement plan by April 1 following the latter of:


     (a) the calendar year in which You reach age 70 1/2, or


  (b) the calendar year You retire, provided You do not own more than 5% of the outstanding stock, capital, or profits of your employer.



For IRAs (including SEPs and SIMPLEs), You must begin receiving withdrawals by April 1 of the year after You reach age 70 1/2 even if You have not retired.



Your required minimum distribution request must be in Good Order and payment must be processed by MetLife prior to the due date (generally the end of the calendar year or April 1st of the year tYou reach age 70 1/2) in order to satisfy the requirement for the applicable tax year.



A tax penalty of 50% applies to the shortfall of any required minimum distributions You fail to receive.



You may not satisfy minimum distributions for one employer's qualified plan (i.e., 401(a), 403(a), 457(b)) with distributions from another qualified plan of the same or a different employer. However, an aggregation rule does apply in the case of IRAs (including SEPs and SIMPLEs). The minimum required distribution is calculated with respect to each IRA, but the aggregate distribution may be taken from any one or more of your IRAs/SEPs. -For SIMPLE IRAs, the aggregate amount of the required distribution may be taken from any one or more of your SIMPLE IRAs.



Complex rules apply to the calculation of these withdrawals. In general, income tax regulations permit income payments to increase based not only with respect to the investment experience of the portfolios but also with respect to actuarial gains.

---------------------------

The regulations also require that the value of benefits under a deferred annuity including certain death benefits in excess of Account Balance must be added to the amount credited to your account in computing the amount required to be distributed over the applicable period. We will provide You with additional information regarding the amount that is subject to minimum distribution under this rule. You should consult your own tax adviser as to how these rules affect your own distribution under this rule.



If You intend to receive your minimum distributions which are payable over the joint lives of You and a Beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of You and your non-spousal Beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the Beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. You should consult your own tax adviser as to how these rules affect your own Deferred Annuity.



Required minimum distribution rules that apply to other types of IRAs while You are alive do not apply to Roth IRAs. However, in general, the IRA post-death rules with respect to minimum distributions do apply to beneficiaries of Roth IRAs.



Additional Information regarding IRAs


Purchase Payments



T raditional IRA purchase payments (except for permissible rollovers and direct
transfers) are generally not   permitted after You attain age 70 1/2. Except
for permissible rollovers and direct transfers, purchase payments for individuals are limited in the aggregate to the lesser of 100% of compensation or the deductible amount established each year under the Code. A purchase payment up to the deductible amount can also be made for a non-working spouse provided the couple's compensation is at least equal to their aggregate contributions. Individuals age 50 and older are permitted to make additional "catch-up" contributions if they have sufficient compensation. If You or your spouse are an active participant in a retirement plan of an employer, your deductible contributions may be limited. If You exceed purchase payment limits You may be subject to a tax penalty.



Roth IRA purchase payments for individuals are non-deductible (made on an "after tax" basis) and are limited to the lesser of 100% of compensation or the annual deductible IRA amount. Individuals age 50 and older can make an additional "catch-up" purchase payment each year (assuming the individual has sufficient compensation). You may contribute up to the annual purchase payment limit if your modified adjusted gross income does not exceed certain limits. You can contribute to a Roth IRA after age 70 1/2. If You exceed purchase payment limits, You may be subject to a tax penalty.



Withdrawals


If and to the extent that Traditional IRA purchase payments are made on an "after tax" basis, withdrawals would be included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based upon the ratio of all non-deductible purchase payments to the total value of all your Traditional IRAs (including SEP IRAs and SIMPLE IRAs). We withhold a portion of the amount of your withdrawal for income taxes, unless You elect otherwise. The amount we withhold is determined by the Code.

                                                    ---------------------------

Generally, withdrawal of earnings from Roth IRAs are free from Federal income tax if (1) they are made at least five taxable years after the tax year for which you made your first purchase payment to a Roth IRA; and (2) they are made on or after the date You reach age 59 1/2 or upon your death, disability or for a qualified first-home purchase (up to $10,000). Withdrawals from a Roth IRA are made first from purchase payments and then from earnings. We may be required to withhold a portion of your withdrawal for income taxes, unless You elect otherwise. The amount will be determined by the Code.



Conversion


Traditional IRAs may be converted to Roth IRAs. Except to the extent You have non-deductible contributions, the amount converted from an existing Traditional IRA into a Roth IRA is taxable. Generally, the 10% Federal income tax penalty does not apply. However, the taxable amount to be converted must be based on the fair market value of the entire annuity contract being converted into a Roth IRA. Such fair market value, in general, is to be determined by taking into account the value of all benefits (both living benefits and death benefits) in addition to the Account -Balance; as well as adding back certain loads and charges incurred during the prior twelve month period. Your Deferred Annuity may include such benefits and applicable charges. Accordingly, if You are considering such conversion of your annuity Contract, please consult your tax adviser. The taxable amount may exceed the Account -Balance at the date of conversion.



A conversion from a traditional IRA, SEP or SIMPLE to a Roth IRA made on or after January 1, 2018 cannot be recharacterized. Please consult your tax adviser.



Distinction for Puerto Rico Code


Rollover



D eferral of the recognition of income continues upon the receipt of a
distribution by a participant from a    qualified plan, if the distribution is
contributed to another qualified retirement plan or traditional individual retirement account for the employee's benefit no later than sixty (60) days after the distribution.



ERISA Considerations


In the context of a Puerto Rico qualified retirement plan trust, the IRS has held that the transfer of assets and liabilities from a qualified retirement plan trust under the Code to that type of plan would generally be treated as a distribution includible in gross income for U.S. income tax purposes even if the Puerto Rico retirement plan is a plan described in ERISA Section 1022(i)(1). By contrast, a transfer from a qualified retirement plan trust under the Code to a Puerto Rico qualified retirement plan trust that has made an election under ERISA Section 1022(i)(2) is not treated as a distribution from the transferor plan for U.S. income tax purposes because a Puerto Rico retirement plan that has made an election under ERISA Section 1022(i)(2) is treated as a qualified retirement plan for purposes Code Section 401(a). The IRS has determined that the above described rules prescribing the inclusion in income of transfers of assets and liabilities to a Puerto Rico retirement plan trust described in ERISA Section 1022(i)(1) would be applicable to transfers taking effect after December 31, 2012. Notwithstanding the above, the IRS has recently held that a Puerto Rico retirement plan described in ERISA Section 1022(i)(1) may participate in a 81-100 group trust because it permits said plan to diversify its investments without adverse tax consequences to the group trust or its investors



Similar to the IRS Revenue Ruling 2013-17, the U.S. Department of Labor issued DOL Technical Release No. 2013-04 on September 18, 2013 providing that, where the Secretary of Labor has authority to regulate with respect to the provisions of ERISA dealing with the use of the term "spouse" spouse will be read to refer to any individuals

---------------------------

who are lawfully married under any state law, including same-sex spouses, and without regard to whether their state of domicile recognizes same-sex marriage. Thus, for ERISA purposes as well as Federal tax purposes, an employee benefit plan participant who marries a person of the same sex in a jurisdiction that recognizes same-sex marriage will continue to be treated as married even if the couple moves to a jurisdiction that does not recognize same-sex marriage.

                                                    ---------------------------

LEGAL PROCEEDINGS


I n the ordinary course of business, MetLife, similar to other life insurance
companies, is involved in lawsuits   (including class action lawsuits),
arbitrations and other legal proceedings. Also, from time to time, state and Federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.



It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MLIDC to perform its contract with the Separate Account or of MetLife to meet its obligations under the Contracts.

---------------------------

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION




INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


PRINCIPAL UNDERWRITER



CUSTODIAN



DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT



EXPERIENCE FACTOR



VARIABLE INCOME PAYMENTS

     Assumed Investment Return


     Amount of Income Payments


     Annuity Unit Value


     Reallocation Privilege


     Calculating the Annuity Unit Value


     Determining the Variable Income Payment



ADVERTISEMENT OF THE SEPARATE ACCOUNT



VOTING RIGHTS

     Disregarding Voting Rights



TAXES

     Non-Qualified Annuity Contracts


     Qualified Annuity Contracts


     Types of Qualified Plans


     ERISA


     Federal Estate Taxes


     Generation-Skipping Transfer Tax


     Annuity Purchase Payments By Nonresident Aliens and Foreign Corporations



WITHDRAWALS



ACCUMULATION UNIT VALUES TABLES



FINANCIAL STATEMENTS OF SEPARATE ACCOUNT



FINANCIAL STATEMENTS OF METLIFE

                                                    ---------------------------

Appendix A


Premium Tax Table


If You are a resident of one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate applicable to your annuity.



                                 Non-Qualified    Qualified
                                   Annuities      Annuities
                                ---------------  ----------
  California(1)................ 2.35%            0.50%
  Florida(2)................... 1.00%            1.00%
  Maine(3)..................... 2.00%            0.00%
  Nevada(4).................... 3.50%            0.00%
  Puerto Rico(5)............... 1.00%            1.00%
  South Dakota(6).............. 1.25%            0.00%
  West Virginia................ 1.00%            1.00%
  Wyoming(4)................... 1.00%            0.00%


      1 California applies the qualified tax rate to plans that qualify under the following Code sections: 401(a), 403(b), 404, 408(b) and 501(a).


      2 Annuity premiums are exempt from taxation provided the tax savings are passed back to the Contract Owners. Otherwise, they are taxable at 1%.


      3 Maine applies the qualified tax rate to plans that qualify under the following Code sections: 401, 403, 403(b), 404, 408, 457 and 501.


      4 Nevada and Wyoming apply the qualified tax rate to plans that qualify under the following Code sections: 401, 403, 404, 408, 457 and 501.


      5 We will not deduct premium taxes paid by Us to Puerto Rico from purchase payments, account balances, withdrawals, death benefits or income payments.


      6 Special rate applies for large case annuity policies. Rate is 0.08% for that portion of the annuity considerations received on a contract exceeding $500,000 annually. Special rate on large case policies is not subject to retaliation. South Dakota applies the qualified tax rate to plans that qualify under the following Code sections: 401, 403(b), 404, 408, 457 and 501(a).

---------------------------

Appendix B


Accumulation Unit Values For Each Division


These tables show fluctuations in the Accumulation Unit Values for two of the possible mixes offered within the Deferred Annuity for each Division from year end to year end. A lower charge for the GMIB when it was purchased with either of the optional death benefits was in effect from May 1, 2004 through April 30, 2005. A lower charge for the GMIB Plus I was in effect prior to February 26, 2007. Lower charges for the GMIB Plus II, EDB I and LWG II were in effect prior to February 24, 2009 and/or May 4, 2009. These lower charges are not reflected in the tables below. The information in these tables has been derived from the Separate Account's full financial statements or other reports (such as the annual report). The first table shows the Deferred Annuity mix that bears the total highest charge, and the second table shows the Deferred Annuity mix that bears the total lowest charge. The mix with the total highest charge has these features: Bonus Class, the Greater of Annual Step-Up or 5% Annual Increase Death Benefit, Earnings Preservation Benefit. Charges for the EDB I, the optional GMIBs, the optional GWBs, and the optional GMAB are made by canceling Accumulation Units and, therefore, these charges are not reflected in the Accumulation Unit Value. However, purchasing the EDB I in lieu of the optional Greater of Annual Step-Up or 5% Annual Increase Death Benefit and the optional GMIB Plus II with the Earnings Preservation Benefit will result in a higher overall charge. The mix with the total lowest charge has these features: B Class and no optional benefit. All other possible mixes for each Division within the Deferred Annuity appear in the SAI, which is available upon request without charge by calling 1-800-638-7732.




                                                           BEGINNING OF
                                                               YEAR        END OF YEAR       NUMBER OF
                                                           ACCUMULATION   ACCUMULATION     ACCUMULATION
INVESTMENT DIVISION                                 YEAR    UNIT VALUE     UNIT VALUE    UNITS END OF YEAR
AB Global Dynamic Allocation Investment Division   2012         10.23          10.59        60,586,664.86
  (Class B) (4/30/2012)...........................
                                                   2013         10.59          11.62        73,636,545.32
                                                   2014         11.62          12.32        72,314,576.52
                                                   2015         12.32          12.24        72,307,157.69
                                                   2016         12.24          12.52        71,680,389.69
                                                   2017         12.52          14.05        65,361,202.43
                                                   2018         14.05          12.91        57,059,404.42
American Funds Bond Investment Division+ (Class    2009         14.17          15.73           461,528.53
  2) (5/1/2006)...................................
                                                   2010         15.73          16.51           417,970.90
                                                   2011         16.51          17.28           297,207.79
                                                   2012         17.28          17.95           249,373.50
                                                   2013         17.95          17.32           183,361.49
                                                   2014         17.32          17.98           170,020.30
                                                   2015         17.98          17.78           147,795.17
                                                   2016         17.78          18.05           154,142.80
                                                   2017         18.05          18.45           134,816.59
                                                   2018         18.45          18.06           109,168.50
American Funds Global Small Capitalization         2009         16.19          25.75         1,627,893.35
  Investment Division+ (Class 2)..................
                                                   2010         25.75          31.09         1,542,372.20
                                                   2011         31.09          24.79         1,329,857.31
                                                   2012         24.79          28.89         1,090,983.82
                                                   2013         28.89          36.54           970,839.38
                                                   2014         36.54          36.80           828,389.49
                                                   2015         36.80          36.38           718,644.32
                                                   2016         36.38          36.63           644,155.59
                                                   2017         36.63          45.48           569,732.03
                                                   2018         45.48          40.11           500,026.99

                                                    ---------------------------



                                                           BEGINNING OF
                                                               YEAR        END OF YEAR       NUMBER OF
                                                           ACCUMULATION   ACCUMULATION     ACCUMULATION
INVESTMENT DIVISION                                 YEAR    UNIT VALUE     UNIT VALUE    UNITS END OF YEAR
American Funds Growth Investment Division+ (Class  2009         97.52         134.07          644,152.88
  2)..............................................
                                                   2010        134.07         156.90          606,411.59
                                                   2011        156.90         148.11          516,594.10
                                                   2012        148.11         172.17          436,720.84
                                                   2013        172.17         220.88          378,702.25
                                                   2014        220.88         236.34          329,792.22
                                                   2015        236.34         249.04          292,105.60
                                                   2016        249.04         268.88          257,743.87
                                                   2017        268.88         340.17          229,102.05
                                                   2018        340.17         334.59          192,618.63
American Funds Growth-Income Investment Division+  2009         73.52          95.15          648,730.37
  (Class 2).......................................
                                                   2010         95.15         104.55          616,925.22
                                                   2011        104.55         101.21          542,332.49
                                                   2012        101.21         117.25          459,521.06
                                                   2013        117.25         154.35          402,386.15
                                                   2014        154.35         168.39          360,220.83
                                                   2015        168.39         168.47          312,359.20
                                                   2016        168.47         185.26          278,348.93
                                                   2017        185.26         223.59          245,817.25
                                                   2018        223.59         216.52          209,433.44
American Funds(R) Balanced Allocation Investment   2009          7.01           8.96       18,010,048.59
  Division (Class C) (4/28/2008)..................
                                                   2010          8.96           9.92       29,542,398.60
                                                   2011          9.92           9.59       34,428,136.42
                                                   2012          9.59          10.76       34,368,920.55
                                                   2013         10.76          12.59       34,112,341.02
                                                   2014         12.59          13.19       33,938,168.22
                                                   2015         13.19          12.93       33,828,442.12
                                                   2016         12.93          13.77       33,880,775.79
                                                   2017         13.77          15.89       31,407,539.48
                                                   2018         15.89          15.02       27,427,456.63
American Funds(R) Growth Allocation Investment     2009          6.36           8.42       21,656,706.19
  Division (Class C) (4/28/2008)..................
                                                   2010          8.42           9.44       22,320,507.44
                                                   2011          9.44           8.88       21,607,932.95
                                                   2012          8.88          10.19       20,505,386.56
                                                   2013         10.19          12.59       20,509,966.01
                                                   2014         12.59          13.23       19,984,564.54
                                                   2015         13.23          12.96       19,106,550.17
                                                   2016         12.96          13.95       18,340,474.94
                                                   2017         13.95          16.72       17,054,732.40
                                                   2018         16.72          15.56       15,357,085.75
American Funds(R) Moderate Allocation Investment   2009          7.69           9.37       31,832,639.17
  Division (Class C) (4/28/2008)..................
                                                   2010          9.37          10.17       47,689,050.02
                                                   2011         10.17          10.06       52,439,006.83
                                                   2012         10.06          11.02       50,094,945.18
                                                   2013         11.02          12.35       47,762,949.99
                                                   2014         12.35          12.94       46,087,901.42
                                                   2015         12.94          12.69       45,153,137.72
                                                   2016         12.69          13.41       43,000,996.78
                                                   2017         13.41          14.96       38,557,894.05
                                                   2018         14.96          14.27       33,186,614.92

---------------------------



                                                           BEGINNING OF
                                                               YEAR        END OF YEAR       NUMBER OF
                                                           ACCUMULATION   ACCUMULATION     ACCUMULATION
INVESTMENT DIVISION                                 YEAR    UNIT VALUE     UNIT VALUE    UNITS END OF YEAR
AQR Global Risk Balanced Investment Division       2012         11.17          11.59        81,387,523.32
  (Class B) (4/30/2012)...........................
                                                   2013         11.59          11.05        83,525,799.94
                                                   2014         11.05          11.35        76,150,961.72
                                                   2015         11.35          10.14        70,549,776.99
                                                   2016         10.14          10.91        65,323,644.62
                                                   2017         10.91          11.83        58,833,663.90
                                                   2018         11.83          10.94        51,277,466.89
Baillie Gifford International Stock Investment     2009         10.99          13.23         3,503,823.36
  Division (Class B)..............................
                                                   2010         13.23          13.96         3,594,551.26
                                                   2011         13.96          11.01         3,776,314.57
                                                   2012         11.01          12.98         3,507,363.06
                                                   2013         12.98          14.76         3,211,140.18
                                                   2014         14.76          14.09         3,020,989.18
                                                   2015         14.09          13.61         2,721,144.11
                                                   2016         13.61          14.12         2,502,978.49
                                                   2017         14.12          18.82         2,095,013.75
                                                   2018         18.82          15.39         1,943,481.87
BlackRock Bond Income Investment Division (Class   2009         47.86          51.61         2,153,908.25
  B)..............................................
                                                   2010         51.61          55.08         2,703,572.45
                                                   2011         55.08          57.83         2,858,684.31
                                                   2012         57.83          61.27         2,913,383.40
                                                   2013         61.27          59.90         2,897,846.65
                                                   2014         59.90          63.18         2,982,274.59
                                                   2015         63.18          62.61         2,975,051.16
                                                   2016         62.61          63.60         2,932,159.49
                                                   2017         63.60          65.23         2,800,382.08
                                                   2018         65.23          64.02         2,410,699.96
BlackRock Capital Appreciation Investment          2009         20.41          27.51         1,948,378.56
  Division (Class B)..............................
                                                   2010         27.51          32.46         2,151,515.42
                                                   2011         32.46          29.12         2,541,342.82
                                                   2012         29.12          32.81         2,406,118.40
                                                   2013         32.81          43.38         2,078,319.03
                                                   2014         43.38          46.55         1,881,107.25
                                                   2015         46.55          48.73         1,728,266.33
                                                   2016         48.73          48.05         1,577,683.15
                                                   2017         48.05          63.39         1,357,310.59
                                                   2018         63.39          63.96         1,176,716.01
BlackRock Capital Appreciation Investment          2009          9.77          10.19                 0.00
  Division (Class B) (formerly FI Large Cap
  Investment Division (Class B)) (5/1/2006).......
BlackRock Global Tactical Strategies Investment    2012          9.98          10.32        85,443,566.94
  Division (Class B) (4/30/2012)..................
                                                   2013         10.32          11.24        98,794,182.84
                                                   2014         11.24          11.76        97,374,890.82
                                                   2015         11.76          11.60        97,895,507.55
                                                   2016         11.60          11.96        95,214,020.41
                                                   2017         11.96          13.39        86,796,617.68
                                                   2018         13.39          12.27        76,871,482.36


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
                                                           BEGINNING OF
                                                               YEAR        END OF YEAR       NUMBER OF
                                                           ACCUMULATION   ACCUMULATION     ACCUMULATION
INVESTMENT DIVISION                                 YEAR    UNIT VALUE     UNIT VALUE    UNITS END OF YEAR
BlackRock Ultra-Short Term Bond Investment         2009         24.81          24.56         1,111,335.11
  Division (Class B)..............................
                                                   2010         24.56          24.26         1,344,514.09
                                                   2011         24.26          23.96         1,804,163.17
                                                   2012         23.96          23.66         2,197,866.28
                                                   2013         23.66          23.36         2,092,136.92
                                                   2014         23.36          23.07         1,729,390.14
                                                   2015         23.07          22.79         1,568,875.74
                                                   2016         22.79          22.53         1,611,516.49
                                                   2017         22.53          22.39         1,484,547.40
                                                   2018         22.39          22.45         1,318,471.93
Brighthouse Asset Allocation 100 Investment
  Division (Class B) (formerly MetLife Aggressive
  Allocation Investment Division (Class B))
 (5/1/2005)....................................... 2009          7.64           9.92         3,269,816.84
                                                   2010          9.92          11.34         3,262,852.24
                                                   2011         11.34          12.30                 0.00
Brighthouse Asset Allocation 100 Investment        2011         12.27          10.51         3,213,867.32
  Division (Class B)..............................
                                                   2012         10.51          12.12         3,174,538.90
                                                   2013         12.12          15.51         3,085,476.41
                                                   2014         15.51          16.09         3,096,472.25
                                                   2015         16.09          15.57         2,882,590.10
                                                   2016         15.57          16.76         2,646,216.00
                                                   2017         16.76          20.35         2,503,530.05
                                                   2018         20.35          18.07         2,183,137.65
Brighthouse Asset Allocation 20 Investment         2009          9.59          11.41        17,602,835.04
  Division (Class B) (5/1/2005)...................
                                                   2010         11.41          12.41        23,163,874.60
                                                   2011         12.41          12.65        26,465,409.52
                                                   2012         12.65          13.64        27,845,228.02
                                                   2013         13.64          14.05        25,190,572.09
                                                   2014         14.05          14.49        23,525,533.50
                                                   2015         14.49          14.23        21,819,677.53
                                                   2016         14.23          14.69        19,883,138.72
                                                   2017         14.69          15.51        17,291,486.96
                                                   2018         15.51          14.92        14,626,189.65
Brighthouse Asset Allocation 40 Investment         2009          9.11          11.13        49,865,699.83
  Division (Class B) (5/1/2005)...................
                                                   2010         11.13          12.26        62,047,149.36
                                                   2011         12.26          12.24        69,578,602.61
                                                   2012         12.24          13.47        68,625,951.23
                                                   2013         13.47          14.76        65,491,836.50
                                                   2014         14.76          15.29        60,893,404.39
                                                   2015         15.29          14.94        55,402,426.59
                                                   2016         14.94          15.65        50,201,094.34
                                                   2017         15.65          17.10        43,235,218.97
                                                   2018         17.10          16.14        36,288,810.13
Brighthouse Asset Allocation 60 Investment         2009          8.63          10.78       131,317,908.56
  Division (Class B) (5/1/2005)...................
                                                   2010         10.78          12.05       168,769,081.52
                                                   2011         12.05          11.74       186,589,260.69
                                                   2012         11.74          13.12       179,133,091.06
                                                   2013         13.12          15.29       174,250,653.46
                                                   2014         15.29          15.87       163,949,907.27
                                                   2015         15.87          15.47       152,393,940.35
                                                   2016         15.47          16.36       139,296,066.71
                                                   2017         16.36          18.54       122,963,759.48
                                                   2018         18.54          17.19       104,554,973.36


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---------------------------



                                                          BEGINNING OF
                                                              YEAR        END OF YEAR       NUMBER OF
                                                          ACCUMULATION   ACCUMULATION     ACCUMULATION
INVESTMENT DIVISION                                YEAR    UNIT VALUE     UNIT VALUE    UNITS END OF YEAR
Brighthouse Asset Allocation 80 Investment
  Division (Class A) (formerly MetLife Growth
  Strategy Investment Division (Class B))
 (4/29/2013)..................................... 2013         11.71          13.36         4,090,927.70
                                                  2014         13.36          13.32                 0.00
Brighthouse Asset Allocation 80 Investment        2009          8.14          10.38        94,187,888.95
  Division (Class B) (5/1/2005)...................
                                                  2010         10.38          11.75        89,964,106.50
                                                  2011         11.75          11.17        86,864,544.96
                                                  2012         11.17          12.73        80,829,336.58
                                                  2013         12.73          15.63        77,299,106.53
                                                  2014         15.63          16.24        76,437,672.23
                                                  2015         16.24          15.77        70,626,113.84
                                                  2016         15.77          16.84        63,881,425.02
                                                  2017         16.84          19.82        57,080,103.88
                                                  2018         19.82          17.98        48,587,078.70
Brighthouse Asset Allocation 80 Investment
  Division (formerly Met/Franklin Templeton
  Founding Strategy Investment Division (Class
 B)) (4/28/2008)................................. 2009          7.04           8.93         4,026,633.31
                                                  2010          8.93           9.71         4,308,306.30
                                                  2011          9.71           9.42         4,215,602.89
                                                  2012          9.42          10.80         4,034,161.72
                                                  2013         10.80          11.64                 0.00
Brighthouse Balanced Plus Investment Division     2012         10.01          10.49        85,936,719.25
  (Class B) (4/30/2012)...........................
                                                  2013         10.49          11.84       136,462,242.32
                                                  2014         11.84          12.83       152,347,296.18
                                                  2015         12.83          12.15       162,793,561.11
                                                  2016         12.15          13.00       162,865,165.74
                                                  2017         13.00          15.20       154,289,741.43
                                                  2018         15.20          13.90       142,715,943.50
Brighthouse/Artisan Mid Cap Value Investment      2009         19.49          27.17         1,570,093.26
  Division (Class B)..............................
                                                  2010         27.17          30.80         1,517,144.93
                                                  2011         30.80          32.39         1,530,638.68
                                                  2012         32.39          35.69         1,486,443.05
                                                  2013         35.69          48.12         1,463,616.68
                                                  2014         48.12          48.32         1,385,658.28
                                                  2015         48.32          43.10         1,254,997.65
                                                  2016         43.10          52.21         1,232,925.24
                                                  2017         52.21          58.03         1,068,348.04
                                                  2018         58.03          49.62           940,072.60
Brighthouse/Franklin Low Duration Total Return    2011          9.98           9.77           371,470.99
  Investment Division (Class B) (5/2/2011)........
                                                  2012          9.77          10.07           757,543.49
                                                  2013         10.07          10.06         4,409,494.93
                                                  2014         10.06          10.04         5,652,841.81
                                                  2015         10.04           9.86         4,824,691.54
                                                  2016          9.86          10.04         4,686,067.15
                                                  2017         10.04          10.05         4,726,696.04
                                                  2018         10.05           9.97         4,155,325.89


172

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                                                    ---------------------------



                                                           BEGINNING OF
                                                               YEAR        END OF YEAR       NUMBER OF
                                                           ACCUMULATION   ACCUMULATION     ACCUMULATION
INVESTMENT DIVISION                                 YEAR    UNIT VALUE     UNIT VALUE    UNITS END OF YEAR
Brighthouse/Wellington Balanced Investment         2009         33.48          38.69          925,517.53
  Division (Class B)..............................
                                                   2010         38.69          41.77          895,833.32
                                                   2011         41.77          42.73          867,922.79
                                                   2012         42.73          47.31          849,024.44
                                                   2013         47.31          56.20          799,387.47
                                                   2014         56.20          61.20          716,270.60
                                                   2015         61.20          61.83          664,943.12
                                                   2016         61.83          65.18          614,607.97
                                                   2017         65.18          73.93          547,304.48
                                                   2018         73.93          70.08          475,912.52
Brighthouse/Wellington Core Equity Opportunities   2009         23.56          30.64        6,659,881.00
  Investment Division (Class B)...................
                                                   2010         30.64          33.80        7,609,124.88
                                                   2011         33.80          31.96        7,861,376.38
                                                   2012         31.96          35.54        7,323,440.01
                                                   2013         35.54          46.81        6,541,614.76
                                                   2014         46.81          51.01        5,697,578.70
                                                   2015         51.01          51.46        5,008,149.42
                                                   2016         51.46          54.40        4,594,241.81
                                                   2017         54.40          63.84        3,968,979.21
                                                   2018         63.84          62.82        3,207,959.68
Brighthouse/Wellington Large Cap Research          2009         50.59          59.56          357,508.56
  Investment Division (Class B)...................
                                                   2010         59.56          66.14          351,775.03
                                                   2011         66.14          65.49          389,135.33
                                                   2012         65.49          73.35          352,713.46
                                                   2013         73.35          97.27          325,123.73
                                                   2014         97.27         109.03          287,205.87
                                                   2015        109.03         112.52          251,994.39
                                                   2016        112.52         120.32          218,169.77
                                                   2017        120.32         144.90          193,092.58
                                                   2018        144.90         134.04          158,182.87
Clarion Global Real Estate Investment Division     2009          9.44          12.56        8,085,427.70
  (Class B).......................................
                                                   2010         12.56          14.40        7,970,798.69
                                                   2011         14.40          13.43        8,200,052.38
                                                   2012         13.43          16.71        7,497,653.11
                                                   2013         16.71          17.08        7,486,754.52
                                                   2014         17.08          19.11        6,809,334.82
                                                   2015         19.11          18.61        6,136,271.00
                                                   2016         18.61          18.54        5,715,935.48
                                                   2017         18.54          20.28        5,178,457.34
                                                   2018         20.28          18.29        4,449,503.24
ClearBridge Aggressive Growth Investment Division  2009          4.77           6.27          889,731.52
  (Class B).......................................
                                                   2010          6.27           7.66        1,184,792.59
                                                   2011          7.66           7.82        4,333,191.00
                                                   2012          7.82           9.15        4,198,132.99
                                                   2013          9.15          13.16        5,569,813.70
                                                   2014         13.16          15.45       20,511,102.73
                                                   2015         15.45          14.64       19,715,439.19
                                                   2016         14.64          14.85       17,397,574.67
                                                   2017         14.85          17.36       15,148,819.03
                                                   2018         17.36          15.93       12,292,275.16


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---------------------------



                                                           BEGINNING OF
                                                               YEAR        END OF YEAR       NUMBER OF
                                                           ACCUMULATION   ACCUMULATION     ACCUMULATION
INVESTMENT DIVISION                                 YEAR    UNIT VALUE     UNIT VALUE    UNITS END OF YEAR
ClearBridge Aggressive Growth Investment Division
  (Class B) (formerly ClearBridge Aggressive Growth
  II Investment Division (Class
 B)) (1/1/2008)................................... 2009        106.51         150.27         1,163,014.01
                                                   2010        150.27         162.35         1,298,644.78
                                                   2011        162.35         148.24         1,179,824.64
                                                   2012        148.24         179.35         1,110,485.64
                                                   2013        179.35         228.11           970,782.77
                                                   2014        228.11         237.65                 0.00
ClearBridge Aggressive Growth Investment Division
  (Class B) (formerly Legg Mason ClearBridge
  Aggressive Growth Investment
 Division (Class B) and before that Legg Mason
   Value Equity Investment Division (Class B) and
   before that MFS(R) Investors Trust
 Investment Division (Class B)) (Class B)......... 2009          4.22           5.75         1,433,098.82
                                                   2010          5.75           6.10         2,182,977.19
                                                   2011          6.10           6.49                 0.00
Fidelity Institutional Asset Management(R)
  Government Income Portfolio (Class B) (formerly
  Pyramis(R) Government Income Investment
 Division (Class B)) (4/30/2012).................. 2012         10.78          10.96        32,068,305.21
                                                   2013         10.96          10.34        31,404,922.55
                                                   2014         10.34          10.98        29,122,721.93
                                                   2015         10.98          10.89        28,501,250.41
                                                   2016         10.89          10.90        28,621,046.95
                                                   2017         10.90          11.04        25,296,375.98
                                                   2018         11.04          10.90        22,121,594.69
Frontier Mid Cap Growth Investment Division        2009         27.79          40.90           831,307.99
  (Class B).......................................
                                                   2010         40.90          46.45           916,289.80
                                                   2011         46.45          44.39           925,176.40
                                                   2012         44.39          48.52           892,201.48
                                                   2013         48.52          63.47           798,097.82
                                                   2014         63.47          69.49           737,382.54
                                                   2015         69.49          70.42           691,455.09
                                                   2016         70.42          73.13           609,099.12
                                                   2017         73.13          90.23           549,395.48
                                                   2018         90.23          83.85           457,055.67
Harris Oakmark International Investment Division   2009         11.48          17.59         7,094,853.93
  (Class B).......................................
                                                   2010         17.59          20.22         9,180,544.61
                                                   2011         20.22          17.12        10,899,004.55
                                                   2012         17.12          21.86        10,001,942.39
                                                   2013         21.86          28.17         9,506,036.94
                                                   2014         28.17          26.21         9,334,364.77
                                                   2015         26.21          24.71         8,963,313.41
                                                   2016         24.71          26.40         8,135,215.11
                                                   2017         26.40          34.01         6,858,887.51
                                                   2018         34.01          25.53         6,511,321.41
Invesco Balanced-Risk Allocation Investment        2012          1.01           1.04       145,166,223.98
  Division (Class B) (4/30/2012)..................
                                                   2013          1.04           1.05       239,868,056.76
                                                   2014          1.05           1.10       246,256,722.78
                                                   2015          1.10           1.04       262,824,334.48
                                                   2016          1.04           1.14       274,419,891.49
                                                   2017          1.14           1.24       268,184,961.36
                                                   2018          1.24           1.15       240,518,629.77

                                                    ---------------------------



                                                           BEGINNING OF
                                                               YEAR        END OF YEAR       NUMBER OF
                                                           ACCUMULATION   ACCUMULATION     ACCUMULATION
INVESTMENT DIVISION                                 YEAR    UNIT VALUE     UNIT VALUE    UNITS END OF YEAR
Invesco Small Cap Growth Investment Division       2009         9.79           12.94           943,098.40
  (Class B).......................................
                                                   2010        12.94           16.12           847,369.93
                                                   2011        16.12           15.75           883,526.54
                                                   2012        15.75           18.39           836,820.13
                                                   2013        18.39           25.46           775,718.86
                                                   2014        25.46           27.13           738,783.76
                                                   2015        27.13           26.34           707,621.89
                                                   2016        26.34           28.98           635,894.55
                                                   2017        28.98           35.88           567,383.24
                                                   2018        35.88           32.22           509,682.11
Jennison Growth Investment Division (Class B)..... 2009         3.44            4.74         3,200,189.21
                                                   2010         4.74            5.21         4,846,933.72
                                                   2011         5.21            5.15         7,348,067.70
                                                   2012         5.15            5.88        12,237,786.15
                                                   2013         5.88            7.95        10,549,695.81
                                                   2014         7.95            8.53         9,409,055.76
                                                   2015         8.53            9.32         8,639,367.82
                                                   2016         9.32            9.19         7,815,670.86
                                                   2017         9.19           12.43         6,833,086.20
                                                   2018        12.43           12.29         6,089,868.01
Jennison Growth Investment Division (Class B)
  (formerly Oppenheimer Capital Appreciation
  Investment Division (Class B))
 (5/1/2005)....................................... 2009         5.56            7.90         2,343,856.14
                                                   2010         7.90            8.53         2,771,815.26
                                                   2011         8.53            8.31         2,875,553.19
                                                   2012         8.31            9.35                 0.00
JPMorgan Global Active Allocation Investment       2012         1.01            1.05        98,278,267.87
  Division (Class B) (4/30/2012)..................
                                                   2013         1.05            1.15       266,300,003.77
                                                   2014         1.15            1.21       302,816,471.27
                                                   2015         1.21            1.21       356,682,896.05
                                                   2016         1.21            1.23       381,782,656.96
                                                   2017         1.23            1.41       351,517,497.60
                                                   2018         1.41            1.30       349,075,502.98
JPMorgan Global Active Allocation Investment
  Division (Class B) (formerly Allianz Global
  Investors Dynamic Multi-Asset Plus
 investment Division (Class B)) (4/28/2014)....... 2014         0.99            1.04         7,040,798.30
                                                   2015         1.04            1.01        32,950,226.75
                                                   2016         1.01            1.02        43,845,741.13
                                                   2017         1.02            1.17        40,145,052.27
                                                   2018         1.17            1.14                 0.00
Loomis Sayles Global Markets Investment Division   2013        15.51           17.07         4,137,910.13
  (Class B) (4/29/2013)...........................
                                                   2014        17.07           17.44         3,856,491.64
                                                   2015        17.44           17.43         3,470,888.36
                                                   2016        17.43           18.04         3,547,920.03
                                                   2017        18.04           21.91         2,986,842.73
                                                   2018        21.91           20.47         2,473,447.77
Loomis Sayles Global Markets Investment Division
  (Class B) (formerly Met/Franklin Income
  Investment Division (Class B))
 (4/28/2008)...................................... 2009         7.99           10.09         1,736,399.97
                                                   2010        10.09           11.14         3,115,137.26
                                                   2011        11.14           11.24         4,545,106.28
                                                   2012        11.24           12.48         4,504,444.08
                                                   2013        12.48           13.04                 0.00


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


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
                                                           BEGINNING OF
                                                               YEAR        END OF YEAR       NUMBER OF
                                                           ACCUMULATION   ACCUMULATION     ACCUMULATION
INVESTMENT DIVISION                                 YEAR    UNIT VALUE     UNIT VALUE    UNITS END OF YEAR
Loomis Sayles Small Cap Core Investment Division   2009         22.73          29.16        1,718,288.85
  (Class B).......................................
                                                   2010         29.16          36.64        1,647,067.79
                                                   2011         36.64          36.31        1,663,955.46
                                                   2012         36.31          40.97        1,536,877.57
                                                   2013         40.97          56.92        1,431,061.28
                                                   2014         56.92          58.18        1,356,509.04
                                                   2015         58.18          56.46        1,236,890.52
                                                   2016         56.46          66.34        1,117,660.96
                                                   2017         66.34          75.32        1,000,031.39
                                                   2018         75.32          65.97          865,738.31
Loomis Sayles Small Cap Growth Investment          2009          6.54           8.37        1,330,724.17
  Division (Class B)..............................
                                                   2010          8.37          10.86        1,216,411.01
                                                   2011         10.86          11.02        1,198,514.84
                                                   2012         11.02          12.07        1,029,058.32
                                                   2013         12.07          17.69        1,027,234.54
                                                   2014         17.69          17.64          907,103.46
                                                   2015         17.64          17.67          796,701.17
                                                   2016         17.67          18.50          697,086.78
                                                   2017         18.50          23.15          617,690.99
                                                   2018         23.15          22.92          564,821.63
MetLife Aggregate Bond Index Investment Division   2009         14.61          15.14       22,571,032.66
  (Class B).......................................
                                                   2010         15.14          15.81       27,080,597.56
                                                   2011         15.81          16.75       28,884,760.83
                                                   2012         16.75          17.14       29,905,111.71
                                                   2013         17.14          16.50       32,334,133.11
                                                   2014         16.50          17.18       32,080,491.89
                                                   2015         17.18          16.99       32,108,192.20
                                                   2016         16.99          17.13       31,750,480.02
                                                   2017         17.13          17.42       30,039,770.74
                                                   2018         17.42          17.13       26,430,715.32
MetLife Mid Cap Stock Index Investment Division    2009         10.51          14.20        6,981,447.54
  (Class B).......................................
                                                   2010         14.20          17.67        7,442,901.10
                                                   2011         17.67          17.07        8,144,543.01
                                                   2012         17.07          19.78        7,896,397.33
                                                   2013         19.78          25.95        7,508,378.40
                                                   2014         25.95          27.99        7,247,852.53
                                                   2015         27.99          26.92        6,995,922.57
                                                   2016         26.92          31.94        6,338,225.95
                                                   2017         31.94          36.48        5,675,219.01
                                                   2018         36.48          31.88        4,898,822.03
MetLife MSCI EAFE(R) Index Investment Division     2009          9.66          12.24       11,163,950.75
  (Class B).......................................
                                                   2010         12.24          13.04       12,685,686.41
                                                   2011         13.04          11.25       14,595,718.30
                                                   2012         11.25          13.11       14,435,971.24
                                                   2013         13.11          15.74       13,451,974.55
                                                   2014         15.74          14.57       13,926,384.22
                                                   2015         14.57          14.20       14,030,882.55
                                                   2016         14.20          14.17       13,798,232.15
                                                   2017         14.17          17.44       11,592,961.34
                                                   2018         17.44          14.79       10,802,159.11


176

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                                                    ---------------------------



                                                           BEGINNING OF
                                                               YEAR        END OF YEAR       NUMBER OF
                                                           ACCUMULATION   ACCUMULATION     ACCUMULATION
INVESTMENT DIVISION                                 YEAR    UNIT VALUE     UNIT VALUE    UNITS END OF YEAR
MetLife Multi-Index Targeted Risk Investment       2013         1.08           1.13        125,232,192.04
  Division (Class B) (4/29/2013)..................
                                                   2014         1.13           1.22        223,560,130.68
                                                   2015         1.22           1.19        369,143,477.21
                                                   2016         1.19           1.22        430,274,898.87
                                                   2017         1.22           1.40        404,068,059.31
                                                   2018         1.40           1.28        374,137,525.85
MetLife Russell 2000(R) Index Investment Division  2009        11.83          14.69          3,896,039.18
  (Class B).......................................
                                                   2010        14.69          18.36          4,040,992.74
                                                   2011        18.36          17.36          4,329,427.86
                                                   2012        17.36          19.89          4,195,443.26
                                                   2013        19.89          27.15          3,985,416.76
                                                   2014        27.15          28.09          3,973,488.34
                                                   2015        28.09          26.50          3,885,321.94
                                                   2016        26.50          31.65          3,573,512.20
                                                   2017        31.65          35.76          3,258,408.10
                                                   2018        35.76          31.36          2,870,132.88
MetLife Stock Index Investment Division (Class B). 2009        28.29          35.18         12,672,183.55
  .
                                                   2010        35.18          39.78         13,968,745.16
                                                   2011        39.78          39.93         14,624,119.22
                                                   2012        39.93          45.51         13,800,270.63
                                                   2013        45.51          59.20         12,439,421.12
                                                   2014        59.20          66.12         11,401,442.90
                                                   2015        66.12          65.89         10,795,176.31
                                                   2016        65.89          72.48         10,011,920.13
                                                   2017        72.48          86.79          8,672,269.82
                                                   2018        86.79          81.56          7,384,618.68
MFS(R) Research International Investment Division  2009        10.30          13.38          6,574,559.75
  (Class B).......................................
                                                   2010        13.38          14.72          6,633,116.35
                                                   2011        14.72          12.98          6,669,158.46
                                                   2012        12.98          14.96          6,199,776.38
                                                   2013        14.96          17.62          5,699,568.82
                                                   2014        17.62          16.19          5,493,187.14
                                                   2015        16.19          15.71          5,108,848.62
                                                   2016        15.71          15.38          4,751,117.44
                                                   2017        15.38          19.46          3,995,150.88
                                                   2018        19.46          16.53          3,500,704.66
MFS(R) Total Return Investment Division (Class B). 2009        36.34          42.46            734,187.61
  .
                                                   2010        42.46          46.04            800,296.85
                                                   2011        46.04          46.45            826,082.65
                                                   2012        46.45          51.06            805,689.47
                                                   2013        51.06          59.85            795,649.97
                                                   2014        59.85          64.05            768,192.95
                                                   2015        64.05          63.01            702,453.20
                                                   2016        63.01          67.78            688,148.35
                                                   2017        67.78          75.08            612,638.79
                                                   2018        75.08          69.84            526,841.49

---------------------------



                                                           BEGINNING OF
                                                               YEAR        END OF YEAR       NUMBER OF
                                                           ACCUMULATION   ACCUMULATION     ACCUMULATION
INVESTMENT DIVISION                                 YEAR    UNIT VALUE     UNIT VALUE    UNITS END OF YEAR
MFS(R) Value Investment Division (Class B)........ 2009         9.26           11.03        5,869,418.70
                                                   2010        11.03           12.12        7,052,289.57
                                                   2011        12.12           12.04        7,522,386.23
                                                   2012        12.04           13.83        7,315,037.13
                                                   2013        13.83           18.50       10,581,680.77
                                                   2014        18.50           20.20        9,721,609.85
                                                   2015        20.20           19.87        8,713,694.38
                                                   2016        19.87           22.39        8,161,287.83
                                                   2017        22.39           26.01        7,044,638.20
                                                   2018        26.01           23.05        9,979,138.70
MFS(R) Value Investment Division (Class B)         2009         9.47           10.39        8,380,701.11
  (formerly BlackRock Large Cap Value Investment
  Division (Class B)).............................
                                                   2010        10.39           11.18        9,038,984.13
                                                   2011        11.18           11.27        9,709,297.06
                                                   2012        11.27           12.68        9,104,671.74
                                                   2013        12.68           16.50        8,477,029.46
                                                   2014        16.50           17.88        7,885,049.94
                                                   2015        17.88           16.56        7,421,248.63
                                                   2016        16.56           19.32        6,727,260.33
                                                   2017        19.32           20.48        6,204,490.93
                                                   2018        20.48           19.76                0.00
MFS(R) Value Investment Division (Class B)         2009        19.61           23.52        1,179,028.29
  (formerly FI Value Leaders Investment Division
  (Class B))......................................
                                                   2010        23.52           26.55        1,100,221.92
                                                   2011        26.55           24.55        1,076,680.63
                                                   2012        24.55           27.99          978,906.09
                                                   2013        27.99           30.83                0.00
MFS(R) Value Investment Division (Class B)         2009         6.60            8.14        1,350,684.01
  (formerly Met/Franklin Mutual Shares Investment
  Division (Class B)) (4/28/2008).................
                                                   2010         8.14            8.93        2,282,456.12
                                                   2011         8.93            8.77        2,997,757.80
                                                   2012         8.77            9.87        2,797,219.63
                                                   2013         9.87           10.81                0.00
Morgan Stanley Mid Cap Growth Investment Division  2010        13.13           15.26        2,487,134.48
  (Class B).......................................
                                                   2011        15.26           14.03        2,843,297.98
                                                   2012        14.03           15.14        2,692,713.11
                                                   2013        15.14           20.79        2,297,231.09
                                                   2014        20.79           20.74        2,209,248.85
                                                   2015        20.74           19.45        2,061,789.43
                                                   2016        19.45           17.58        1,936,946.48
                                                   2017        17.58           24.30        1,651,653.50
                                                   2018        24.30           26.43        1,488,972.15
Morgan Stanley Mid Cap Growth Investment Division  2009         9.10           12.00        2,335,775.65
  (Class B) (formerly FI Mid Cap Opportunities
  Investment Division (Class B))..................
                                                   2010        12.00           12.99                0.00
Neuberger Berman Genesis Investment Division       2009        12.42           13.84        3,679,793.07
  (Class B).......................................
                                                   2010        13.84           16.59        3,382,746.43
                                                   2011        16.59           17.29        3,242,629.17
                                                   2012        17.29           18.74        3,027,293.41
                                                   2013        18.74           25.57        3,595,800.35
                                                   2014        25.57           25.18        3,266,027.56
                                                   2015        25.18           24.96        2,876,496.39
                                                   2016        24.96           29.19        2,577,970.08
                                                   2017        29.19           33.29        2,308,787.04
                                                   2018        33.29           30.58        1,944,245.70

                                                    ---------------------------



                                                           BEGINNING OF
                                                               YEAR        END OF YEAR       NUMBER OF
                                                           ACCUMULATION   ACCUMULATION     ACCUMULATION
INVESTMENT DIVISION                                 YEAR    UNIT VALUE     UNIT VALUE    UNITS END OF YEAR
Neuberger Berman Genesis Investment Division       2009         9.64           13.02         1,384,640.85
  (Class B) (formerly MLA Mid Cap Investment
  Division (Class B)).............................
                                                   2010        13.02           15.80         1,392,901.19
                                                   2011        15.80           14.78         1,486,644.47
                                                   2012        14.78           15.37         1,344,367.91
                                                   2013        15.37           16.67                 0.00
Oppenheimer Global Equity Investment Division
  (Class B) (formerly Met/Templeton Growth
  Investment Division (Class B))
 (4/28/2008)...................................... 2009         6.57            8.61           687,554.56
                                                   2010         8.61            9.15         1,068,648.57
                                                   2011         9.15            8.42         1,415,850.80
                                                   2012         8.42           10.16         1,346,063.32
                                                   2013        10.16           10.80                 0.00
Oppenheimer Global Equity Investment Division*     2009        12.06           16.66         2,530,763.05
  (Class B).......................................
                                                   2010        16.66           19.07         3,078,106.91
                                                   2011        19.07           17.25         3,539,470.40
                                                   2012        17.25           20.64         3,291,982.18
                                                   2013        20.64           25.92         3,718,443.28
                                                   2014        25.92           26.14         3,583,443.08
                                                   2015        26.14           26.83         3,470,615.39
                                                   2016        26.83           26.56         3,093,920.82
                                                   2017        26.56           35.87         2,571,026.45
                                                   2018        35.87           30.77         2,363,555.51
PanAgora Global Diversified Risk Investment        2014         0.99            1.03         3,855,645.65
  Division (Class B) (4/28/2014)..................
                                                   2015         1.03            0.96        16,973,682.53
                                                   2016         0.96            1.06        41,231,237.10
                                                   2017         1.06            1.18        45,428,283.50
                                                   2018         1.18            1.07        38,673,400.53
PIMCO Inflation Protected Bond Investment          2009        11.23           13.09        14,097,736.84
  Division (Class B) (5/1/2006)...................
                                                   2010        13.09           13.93        18,853,712.18
                                                   2011        13.93           15.29        22,060,834.54
                                                   2012        15.29           16.48        23,103,607.27
                                                   2013        16.48           14.76        20,921,626.20
                                                   2014        14.76           15.00        18,776,351.61
                                                   2015        15.00           14.36        17,352,657.26
                                                   2016        14.36           14.88        15,970,778.59
                                                   2017        14.88           15.21        15,194,383.64
                                                   2018        15.21           14.66        12,707,564.46
PIMCO Total Return Investment Division (Class B).. 2009        13.35           15.56        21,012,926.60
  .
                                                   2010        15.56           16.62        29,547,685.64
                                                   2011        16.62           16.94        32,720,206.08
                                                   2012        16.94           18.28        33,459,538.47
                                                   2013        18.28           17.70        33,294,516.54
                                                   2014        17.70           18.22        30,162,776.71
                                                   2015        18.22           17.99        27,944,679.28
                                                   2016        17.99           18.23        25,398,948.88
                                                   2017        18.23           18.82        24,139,131.37
                                                   2018        18.82           18.54        19,937,854.07
Schroders Global Multi-Asset Investment Division   2012         1.01            1.06        67,974,801.15
  (Class B) (4/30/2012)...........................
                                                   2013         1.06            1.16       167,476,225.23
                                                   2014         1.16            1.23       186,926,839.25
                                                   2015         1.23            1.21       228,593,841.12
                                                   2016         1.21            1.26       240,613,022.67
                                                   2017         1.26            1.42       223,663,272.66
                                                   2018         1.42            1.27       356,011,518.05

---------------------------



                                                           BEGINNING OF
                                                               YEAR        END OF YEAR       NUMBER OF
                                                           ACCUMULATION   ACCUMULATION     ACCUMULATION
INVESTMENT DIVISION                                 YEAR    UNIT VALUE     UNIT VALUE    UNITS END OF YEAR
Schroders Global Multi-Asset Investment Division
  (Class B) (formerly Pyramis(R) Managed Risk
  Investment Division (Class B))
 (4/29/2013)...................................... 2013         10.21          10.76        2,942,032.89
                                                   2014         10.76          11.54        6,462,747.17
                                                   2015         11.54          11.26       17,140,291.91
                                                   2016         11.26          11.63       20,799,330.20
                                                   2017         11.63          13.37       19,853,789.36
                                                   2018         13.37          12.80                0.00
SSGA Growth and Income ETF Investment Division     2009          8.61          10.62        9,979,215.54
  (Class B) (5/1/2006)............................
                                                   2010         10.62          11.77       27,821,570.04
                                                   2011         11.77          11.75       39,524,198.83
                                                   2012         11.75          13.09       40,225,522.76
                                                   2013         13.09          14.60       38,653,105.18
                                                   2014         14.60          15.26       36,167,858.36
                                                   2015         15.26          14.77       34,085,827.28
                                                   2016         14.77          15.43       32,122,186.00
                                                   2017         15.43          17.66       27,978,937.46
                                                   2018         17.66          16.30       23,097,783.49
SSGA Growth ETF Investment Division (Class B)      2009          7.89          10.06        3,058,162.85
  (5/1/2006)......................................
                                                   2010         10.06          11.35        4,291,610.98
                                                   2011         11.35          10.97        4,758,320.83
                                                   2012         10.97          12.46        5,212,125.54
                                                   2013         12.46          14.53        5,780,859.59
                                                   2014         14.53          15.12        5,831,845.05
                                                   2015         15.12          14.59        5,624,540.44
                                                   2016         14.59          15.40        5,188,070.73
                                                   2017         15.40          18.19        4,585,522.22
                                                   2018         18.19          16.39        4,135,111.90
T. Rowe Price Large Cap Growth Investment          2009          8.82          12.46        3,970,534.93
  Division (Class B)..............................
                                                   2010         12.46          14.37        3,678,828.63
                                                   2011         14.37          14.00        3,523,915.22
                                                   2012         14.00          16.41        3,395,403.28
                                                   2013         16.41          22.49        6,484,456.47
                                                   2014         22.49          24.17        6,147,922.34
                                                   2015         24.17          26.38        6,380,378.67
                                                   2016         26.38          26.46        6,304,089.17
                                                   2017         26.46          34.88        5,814,440.79
                                                   2018         34.88          34.04        5,166,723.09
T. Rowe Price Large Cap Growth Investment          2009          3.54           5.57        6,605,032.05
  Division (Class B) (formerly RCM Technology
  Investment Division (Class B))..................
                                                   2010          5.57           7.02        7,452,605.10
                                                   2011          7.02           6.25        8,293,969.11
                                                   2012          6.25           6.92        7,942,344.23
                                                   2013          6.92           7.24                0.00
T. Rowe Price Mid Cap Growth Investment Division   2009          5.87           8.43        8,896,812.31
  (Class B).......................................
                                                   2010          8.43          10.63       10,543,521.65
                                                   2011         10.63          10.33       11,726,128.73
                                                   2012         10.33          11.60       11,397,693.54
                                                   2013         11.60          15.64       10,844,895.76
                                                   2014         15.64          17.42       10,327,747.97
                                                   2015         17.42          18.35       10,275,764.81
                                                   2016         18.35          19.25        9,539,705.33
                                                   2017         19.25          23.72        8,490,169.13
                                                   2018         23.72          22.91        7,172,584.32

                                                    ---------------------------



                                                           BEGINNING OF
                                                               YEAR        END OF YEAR       NUMBER OF
                                                           ACCUMULATION   ACCUMULATION     ACCUMULATION
INVESTMENT DIVISION                                 YEAR    UNIT VALUE     UNIT VALUE    UNITS END OF YEAR
T. Rowe Price Small Cap Growth Investment          2009         10.16          13.92        1,973,633.33
  Division (Class B)..............................
                                                   2010         13.92          18.51        2,914,342.13
                                                   2011         18.51          18.54        3,448,513.28
                                                   2012         18.54          21.23        3,334,995.65
                                                   2013         21.23          30.22        3,293,870.13
                                                   2014         30.22          31.83        3,163,635.81
                                                   2015         31.83          32.21        3,305,734.92
                                                   2016         32.21          35.46        3,029,777.84
                                                   2017         35.46          42.92        2,783,899.03
                                                   2018         42.92          39.51        2,393,824.72
Victory Sycamore Mid Cap Value Investment
  Division (Class B) (formerly Neuberger Berman Mid
  Cap Value Investment Division (Class
 B)).............................................. 2009         14.02          20.45        6,093,473.84
                                                   2010         20.45          25.46        6,870,168.76
                                                   2011         25.46          23.47        7,124,065.55
                                                   2012         23.47          25.96                0.00
Victory Sycamore Mid Cap Value Investment          2012         25.84          26.59        6,561,328.53
  Division (Class B)..............................
                                                   2013         26.59          34.22        5,868,523.88
                                                   2014         34.22          37.05        5,282,697.59
                                                   2015         37.05          33.30        4,962,252.48
                                                   2016         33.30          37.99        4,457,585.35
                                                   2017         37.99          41.08        4,055,704.76
                                                   2018         41.08          36.45        3,413,984.19
Western Asset Management Strategic Bond            2009         18.05          23.51        4,288,945.49
  Opportunities Investment Division (Class B).....
                                                   2010         23.51          26.12        4,249,228.87
                                                   2011         26.12          27.30        3,809,961.74
                                                   2012         27.30          30.00        3,545,424.51
                                                   2013         30.00          29.87        3,243,839.73
                                                   2014         29.87          31.06        2,890,110.44
                                                   2015         31.06          30.06        2,557,491.56
                                                   2016         30.06          32.15        6,284,359.42
                                                   2017         32.15          34.28        5,679,363.63
                                                   2018         34.28          32.49        4,949,953.03
Western Asset Management Strategic Bond
  Opportunities Investment Division (Class B)
  (formerly Lord Abbett Bond Debenture
 Investment Division (Class B))................... 2009         15.73          21.25        4,795,673.99
                                                   2010         21.25          23.71        5,207,933.54
                                                   2011         23.71          24.46        5,522,429.14
                                                   2012         24.46          27.28        5,370,333.81
                                                   2013         27.28          29.09        5,443,285.29
                                                   2014         29.09          30.12        5,271,936.00
                                                   2015         30.12          29.10        4,743,807.12
                                                   2016         29.10          30.00                0.00
Western Asset Management U.S. Government           2009         16.62          17.08        5,880,515.48
  Investment Division (Class B)...................
                                                   2010         17.08          17.80        6,431,005.46
                                                   2011         17.80          18.50        6,310,303.78
                                                   2012         18.50          18.83        6,276,242.56
                                                   2013         18.83          18.43        6,066,931.54
                                                   2014         18.43          18.66        5,524,684.17
                                                   2015         18.66          18.49        5,014,789.22
                                                   2016         18.49          18.44        4,676,725.91
                                                   2017         18.44          18.52        4,463,477.63
                                                   2018         18.52          18.42        3,764,852.28

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
                                                              At 1.50 Separate Account Charge:
                                                           BEGINNING OF
                                                               YEAR        END OF YEAR       NUMBER OF
                                                           ACCUMULATION   ACCUMULATION     ACCUMULATION
INVESTMENT DIVISION                                 YEAR    UNIT VALUE     UNIT VALUE    UNITS END OF YEAR
-------------------------------------------------- ------ -------------- -------------- ------------------
American Funds Bond Investment Division (Class 2)  2009         13.97          15.53        4,993,122.00
  (5/1/2006)......................................
                                                   2010         15.53          16.29        4,748,102.21
                                                   2011         16.29          17.03        4,256,384.37
                                                   2012         17.03          17.67        3,985,089.74
                                                   2013         17.67          17.03        3,779,469.00
                                                   2014         17.03          17.67        3,419,234.31
                                                   2015         17.67          17.45        3,082,110.55
                                                   2016         17.45          17.70        2,988,827.50
                                                   2017         17.70          18.07        2,832,566.53
                                                   2018         18.07          17.68        2,461,267.13
American Funds Global Small Capitalization         2009         16.37          25.46        7,376,589.98
  Investment Division (Class 2)...................
                                                   2010         25.46          30.70        7,743,762.55
                                                   2011         30.70          24.45        8,041,761.60
                                                   2012         24.45          28.46        7,363,012.38
                                                   2013         28.46          35.97        6,676,357.08
                                                   2014         35.97          36.19        6,275,974.03
                                                   2015         36.19          35.74        5,723,908.81
                                                   2016         35.74          35.95        5,200,970.75
                                                   2017         35.95          44.59        4,520,969.90
                                                   2018         44.59          39.29        3,910,224.16
American Funds Growth Investment Division (Class   2009         98.16         130.70        2,969,105.42
  2)..............................................
                                                   2010        130.70         152.81        2,777,826.76
                                                   2011        152.81         144.10        2,598,642.84
                                                   2012        144.10         167.34        2,346,742.21
                                                   2013        167.34         214.48        2,087,797.76
                                                   2014        214.48         229.26        1,838,299.75
                                                   2015        229.26         241.34        1,590,615.52
                                                   2016        241.34         260.30        1,389,477.60
                                                   2017        260.30         328.99        1,191,665.68
                                                   2018        328.99         323.26          998,568.86
American Funds Growth-Income Investment Division   2009         73.97          92.76        2,337,384.35
  (Class 2).......................................
                                                   2010         92.76         101.82        2,535,035.68
                                                   2011        101.82          98.48        2,636,733.23
                                                   2012         98.48         113.96        2,481,403.31
                                                   2013        113.96         149.88        2,235,737.74
                                                   2014        149.88         163.35        2,065,971.05
                                                   2015        163.35         163.26        1,909,121.24
                                                   2016        163.26         179.35        1,747,404.24
                                                   2017        179.35         216.24        1,520,990.32
                                                   2018        216.24         209.20        1,268,878.11








                                                           BEGINNING OF
                                                               YEAR        END OF YEAR       NUMBER OF
                                                           ACCUMULATION   ACCUMULATION     ACCUMULATION
INVESTMENT DIVISION                                 YEAR    UNIT VALUE     UNIT VALUE    UNITS END OF YEAR
AB Global Dynamic Allocation Investment Division   2012         10.12          10.40            0.00
  (Class B) (4/30/2012)...........................
                                                   2013         10.40          11.30            0.00
                                                   2014         11.30          11.86            0.00
                                                   2015         11.86          11.65            0.00
                                                   2016         11.65          11.80            0.00
                                                   2017         11.80          13.10            0.00
                                                   2018         13.10          11.91            0.00

                                                    ---------------------------



                                                           BEGINNING OF
                                                               YEAR        END OF YEAR       NUMBER OF
                                                           ACCUMULATION   ACCUMULATION     ACCUMULATION
INVESTMENT DIVISION                                 YEAR    UNIT VALUE     UNIT VALUE    UNITS END OF YEAR
American Funds Bond Investment Division+ (Class    2009         12.53          13.77          7,029.29
  2) (5/1/2006)...................................
                                                   2010         13.77          14.30              4.73
                                                   2011         14.30          14.81              0.00
                                                   2012         14.81          15.23              0.00
                                                   2013         15.23          14.54              0.00
                                                   2014         14.54          14.93              0.00
                                                   2015         14.93          14.61              0.00
                                                   2016         14.61          14.68              0.00
                                                   2017         14.68          14.85              0.00
                                                   2018         14.85          14.39              0.00
American Funds Global Small Capitalization         2009         14.47          22.78         22,122.14
  Investment Division+ (Class 2)..................
                                                   2010         22.78          27.21          6,180.50
                                                   2011         27.21          21.47              0.00
                                                   2012         21.47          24.76              0.00
                                                   2013         24.76          30.99              0.00
                                                   2014         30.99          30.88              0.00
                                                   2015         30.88          30.22              0.00
                                                   2016         30.22          30.10              0.00
                                                   2017         30.10          36.98              0.00
                                                   2018         36.98          32.28              0.00
American Funds Growth Investment Division+ (Class  2009         75.11         102.18          8,780.01
  2)..............................................
                                                   2010        102.18         118.33          1,750.10
                                                   2011        118.33         110.54              0.00
                                                   2012        110.54         127.14              0.00
                                                   2013        127.14         161.42              0.00
                                                   2014        161.42         170.91              0.00
                                                   2015        170.91         178.21              0.00
                                                   2016        178.21         190.40              0.00
                                                   2017        190.40         238.38              0.00
                                                   2018        238.38         232.00              0.00
American Funds Growth-Income Investment Division+  2009         56.63          72.52         10,577.71
  (Class 2).......................................
                                                   2010         72.52          78.85          2,314.64
                                                   2011         78.85          75.54              0.00
                                                   2012         75.54          86.59              0.00
                                                   2013         86.59         112.80              0.00
                                                   2014        112.80         121.78              0.00
                                                   2015        121.78         120.56              0.00
                                                   2016        120.56         131.20              0.00
                                                   2017        131.20         156.69              0.00
                                                   2018        156.69         150.14              0.00
American Funds(R) Balanced Allocation Investment   2009          6.96           8.80         11,907.08
  Division (Class C) (4/28/2008)..................
                                                   2010          8.80           9.65          6,042.41
                                                   2011          9.65           9.23         11,987.26
                                                   2012          9.23          10.24         11,987.26
                                                   2013         10.24          11.86          5,090.21
                                                   2014         11.86          12.29              0.00
                                                   2015         12.29          11.93              0.00
                                                   2016         11.93          12.57              0.00
                                                   2017         12.57          14.35              0.00
                                                   2018         14.35          13.42              0.00

---------------------------



                                                           BEGINNING OF
                                                               YEAR        END OF YEAR       NUMBER OF
                                                           ACCUMULATION   ACCUMULATION     ACCUMULATION
INVESTMENT DIVISION                                 YEAR    UNIT VALUE     UNIT VALUE    UNITS END OF YEAR
American Funds(R) Growth Allocation Investment     2009         6.32           8.27          114,287.06
  Division (Class C) (4/28/2008)..................
                                                   2010         8.27           9.18           96,059.48
                                                   2011         9.18           8.54           74,611.13
                                                   2012         8.54           9.70            3,236.88
                                                   2013         9.70          11.86            2,622.05
                                                   2014        11.86          12.33                0.00
                                                   2015        12.33          11.96                0.00
                                                   2016        11.96          12.73                0.00
                                                   2017        12.73          15.10                0.00
                                                   2018        15.10          13.91                0.00
American Funds(R) Moderate Allocation Investment   2009         7.63           9.21           32,417.74
  Division (Class C) (4/28/2008)..................
                                                   2010         9.21           9.89           24,077.26
                                                   2011         9.89           9.68            2,044.05
                                                   2012         9.68          10.49           58,864.32
                                                   2013        10.49          11.63            1,369.67
                                                   2014        11.63          12.06                0.00
                                                   2015        12.06          11.70                0.00
                                                   2016        11.70          12.24                0.00
                                                   2017        12.24          13.51                0.00
                                                   2018        13.51          12.75                0.00
AQR Global Risk Balanced Investment Division       2012        11.05          11.38                0.00
  (Class B) (4/30/2012)...........................
                                                   2013        11.38          10.74                0.00
                                                   2014        10.74          10.92                0.00
                                                   2015        10.92           9.65                0.00
                                                   2016         9.65          10.27                0.00
                                                   2017        10.27          11.03                0.00
                                                   2018        11.03          10.09                0.00
Baillie Gifford International Stock Investment     2009         9.13          10.87            4,565.85
  Division (Class B)..............................
                                                   2010        10.87          11.36            4,828.95
                                                   2011        11.36           8.86            1,587.82
                                                   2012         8.86          10.34              570.89
                                                   2013        10.34          11.63              130.65
                                                   2014        11.63          10.99                0.00
                                                   2015        10.99          10.50                0.00
                                                   2016        10.50          10.78                0.00
                                                   2017        10.78          14.22                0.00
                                                   2018        14.22          11.50                0.00
BlackRock Bond Income Investment Division (Class   2009        36.67          39.13            8,186.58
  B)..............................................
                                                   2010        39.13          41.33            8,240.76
                                                   2011        41.33          42.94            3,474.55
                                                   2012        42.94          45.01            2,281.43
                                                   2013        45.01          43.54              510.23
                                                   2014        43.54          45.45                0.00
                                                   2015        45.45          44.57                0.00
                                                   2016        44.57          44.80                0.00
                                                   2017        44.80          45.47                0.00
                                                   2018        45.47          44.16                0.00

                                                    ---------------------------



                                                           BEGINNING OF
                                                               YEAR        END OF YEAR       NUMBER OF
                                                           ACCUMULATION   ACCUMULATION     ACCUMULATION
INVESTMENT DIVISION                                 YEAR    UNIT VALUE     UNIT VALUE    UNITS END OF YEAR
BlackRock Capital Appreciation Investment          2009         17.58          23.46          10,163.65
  Division (Class B)..............................
                                                   2010         23.46          27.39           9,946.90
                                                   2011         27.39          24.31           7,167.21
                                                   2012         24.31          27.10           4,717.63
                                                   2013         27.10          35.47           3,001.86
                                                   2014         35.47          37.66               0.00
                                                   2015         37.66          39.01               0.00
                                                   2016         39.01          38.07               0.00
                                                   2017         38.07          49.70               0.00
                                                   2018         49.70          49.62               0.00
BlackRock Capital Appreciation Investment          2009          8.58           8.92               0.00
  Division (Class B) (formerly FI Large Cap
  Investment Division (Class B)) (5/1/2006).......
BlackRock Global Tactical Strategies Investment    2012          9.88          10.14               0.00
  Division (Class B) (4/30/2012)..................
                                                   2013         10.14          10.93               0.00
                                                   2014         10.93          11.31               0.00
                                                   2015         11.31          11.04               0.00
                                                   2016         11.04          11.27               0.00
                                                   2017         11.27          12.48               0.00
                                                   2018         12.48          11.32               0.00
BlackRock Ultra-Short Term Bond Investment         2009         19.01          18.62           5,711.69
  Division (Class B)..............................
                                                   2010         18.62          18.20           5,714.17
                                                   2011         18.20          17.78           5,711.71
                                                   2012         17.78          17.38               0.00
                                                   2013         17.38          16.98               0.00
                                                   2014         16.98          16.60               0.00
                                                   2015         16.60          16.22               0.00
                                                   2016         16.22          15.87               0.00
                                                   2017         15.87          15.61               0.00
                                                   2018         15.61          15.49               0.00
Brighthouse Asset Allocation 100 Investment
  Division (Class B) (formerly MetLife Aggressive
  Allocation Investment Division (Class B))
 (5/1/2005)....................................... 2009          7.35           9.45          36,464.21
                                                   2010          9.45          10.68          34,750.74
                                                   2011         10.68          11.55               0.00
Brighthouse Asset Allocation 100 Investment        2011         11.52           9.80          13,700.12
  Division (Class B)..............................
                                                   2012          9.80          11.18          12,052.85
                                                   2013         11.18          14.15               0.00
                                                   2014         14.15          14.54               0.00
                                                   2015         14.54          13.92               0.00
                                                   2016         13.92          14.83               0.00
                                                   2017         14.83          17.81               0.00
                                                   2018         17.81          15.65               0.00
Brighthouse Asset Allocation 20 Investment         2009          9.23          10.87          12,640.10
  Division (Class B) (5/1/2005)...................
                                                   2010         10.87          11.69          12,602.11
                                                   2011         11.69          11.79           2,131.99
                                                   2012         11.79          12.58               0.00
                                                   2013         12.58          12.82               0.00
                                                   2014         12.82          13.09               0.00
                                                   2015         13.09          12.72               0.00
                                                   2016         12.72          12.99               0.00
                                                   2017         12.99          13.58               0.00
                                                   2018         13.58          12.92               0.00

---------------------------



                                                          BEGINNING OF
                                                              YEAR        END OF YEAR       NUMBER OF
                                                          ACCUMULATION   ACCUMULATION     ACCUMULATION
INVESTMENT DIVISION                                YEAR    UNIT VALUE     UNIT VALUE    UNITS END OF YEAR
Brighthouse Asset Allocation 40 Investment        2009         8.77           10.60         129,842.31
  Division (Class B) (5/1/2005)...................
                                                  2010        10.60           11.55         102,168.09
                                                  2011        11.55           11.41          20,295.40
                                                  2012        11.41           12.42          25,152.38
                                                  2013        12.42           13.47          15,251.94
                                                  2014        13.47           13.81               0.00
                                                  2015        13.81           13.35               0.00
                                                  2016        13.35           13.84               0.00
                                                  2017        13.84           14.97               0.00
                                                  2018        14.97           13.98               0.00
Brighthouse Asset Allocation 60 Investment        2009         8.30           10.26         201,032.98
  Division (Class B) (5/1/2005)...................
                                                  2010        10.26           11.35         179,503.37
                                                  2011        11.35           10.94         128,655.59
                                                  2012        10.94           12.11         118,762.91
                                                  2013        12.11           13.96          18,795.86
                                                  2014        13.96           14.33               0.00
                                                  2015        14.33           13.83               0.00
                                                  2016        13.83           14.48               0.00
                                                  2017        14.48           16.23               0.00
                                                  2018        16.23           14.89               0.00
Brighthouse Asset Allocation 80 Investment
  Division (Class A) (formerly MetLife Growth
  Strategy Investment Division (Class B))
 (4/29/2013)..................................... 2013        11.11           12.59               0.00
                                                  2014        12.59           12.50               0.00
Brighthouse Asset Allocation 80 Investment        2009         7.83            9.88         126,014.39
  Division (Class B) (5/1/2005)...................
                                                  2010         9.88           11.07          85,467.68
                                                  2011        11.07           10.41          53,725.29
                                                  2012        10.41           11.74          22,790.02
                                                  2013        11.74           14.27          12,362.32
                                                  2014        14.27           14.67           1,036.29
                                                  2015        14.67           14.09               0.00
                                                  2016        14.09           14.89               0.00
                                                  2017        14.89           17.35               0.00
                                                  2018        17.35           15.58               0.00
Brighthouse Asset Allocation 80 Investment
  Division (formerly Met/Franklin Templeton
  Founding Strategy Investment Division (Class
 B)) (4/28/2008)................................. 2009         6.99            8.78           1,691.37
                                                  2010         8.78            9.44               7.31
                                                  2011         9.44            9.06               0.00
                                                  2012         9.06           10.28               0.00
                                                  2013        10.28           11.04               0.00
Brighthouse Balanced Plus Investment Division     2012         9.91           10.30               0.00
  (Class B) (4/30/2012)...........................
                                                  2013        10.30           11.52               0.00
                                                  2014        11.52           12.34               0.00
                                                  2015        12.34           11.57               0.00
                                                  2016        11.57           12.25               0.00
                                                  2017        12.25           14.17               0.00
                                                  2018        14.17           12.82               0.00

                                                    ---------------------------



                                                           BEGINNING OF
                                                               YEAR        END OF YEAR       NUMBER OF
                                                           ACCUMULATION   ACCUMULATION     ACCUMULATION
INVESTMENT DIVISION                                 YEAR    UNIT VALUE     UNIT VALUE    UNITS END OF YEAR
Brighthouse/Artisan Mid Cap Value Investment       2009         16.53          22.81          9,928.94
  Division (Class B)..............................
                                                   2010         22.81          25.58          7,417.85
                                                   2011         25.58          26.62          7,451.42
                                                   2012         26.62          29.03            968.59
                                                   2013         29.03          38.72            647.84
                                                   2014         38.72          38.48              0.00
                                                   2015         38.48          33.97              0.00
                                                   2016         33.97          40.71              0.00
                                                   2017         40.71          44.78              0.00
                                                   2018         44.78          37.89              0.00
Brighthouse/Franklin Low Duration Total Return     2011          9.98           9.70              0.00
  Investment Division (Class B) (5/2/2011)........
                                                   2012          9.70           9.90              0.00
                                                   2013          9.90           9.79              0.00
                                                   2014          9.79           9.66              0.00
                                                   2015          9.66           9.39              0.00
                                                   2016          9.39           9.46              0.00
                                                   2017          9.46           9.37              0.00
                                                   2018          9.37           9.19              0.00
Brighthouse/Wellington Balanced Investment         2009         26.44          30.23          3,973.04
  Division (Class B)..............................
                                                   2010         30.23          32.30          3,538.65
                                                   2011         32.30          32.70          1,896.79
                                                   2012         32.70          35.82            674.46
                                                   2013         35.82          42.10            475.34
                                                   2014         42.10          45.38              0.00
                                                   2015         45.38          45.36              0.00
                                                   2016         45.36          47.32              0.00
                                                   2017         47.32          53.12              0.00
                                                   2018         53.12          49.82              0.00
Brighthouse/Wellington Core Equity Opportunities   2009         20.30          26.12         11,771.85
  Investment Division (Class B)...................
                                                   2010         26.12          28.52          9,907.88
                                                   2011         28.52          26.68          6,085.03
                                                   2012         26.68          29.36          2,283.99
                                                   2013         29.36          38.27          1,268.02
                                                   2014         38.27          41.27              0.00
                                                   2015         41.27          41.20              0.00
                                                   2016         41.20          43.10              0.00
                                                   2017         43.10          50.05              0.00
                                                   2018         50.05          48.73              0.00
Brighthouse/Wellington Large Cap Research          2009         38.69          45.07            693.76
  Investment Division (Class B)...................
                                                   2010         45.07          49.53            796.37
                                                   2011         49.53          48.53            199.13
                                                   2012         48.53          53.78              0.00
                                                   2013         53.78          70.58              0.00
                                                   2014         70.58          78.29              0.00
                                                   2015         78.29          79.95              0.00
                                                   2016         79.95          84.60              0.00
                                                   2017         84.60         100.83              0.00
                                                   2018        100.83          92.29              0.00

---------------------------



                                                           BEGINNING OF
                                                               YEAR        END OF YEAR       NUMBER OF
                                                           ACCUMULATION   ACCUMULATION     ACCUMULATION
INVESTMENT DIVISION                                 YEAR    UNIT VALUE     UNIT VALUE    UNITS END OF YEAR
Clarion Global Real Estate Investment Division     2009          8.98          11.83          40,055.85
  (Class B).......................................
                                                   2010         11.83          13.43          24,505.95
                                                   2011         13.43          12.39          14,183.25
                                                   2012         12.39          15.25           1,028.99
                                                   2013         15.25          15.43           2,863.99
                                                   2014         15.43          17.08               0.00
                                                   2015         17.08          16.46               0.00
                                                   2016         16.46          16.23               0.00
                                                   2017         16.23          17.56               0.00
                                                   2018         17.56          15.68               0.00
ClearBridge Aggressive Growth Investment Division  2009          4.39           5.71           4,797.99
  (Class B).......................................
                                                   2010          5.71           6.91           3,802.41
                                                   2011          6.91           6.97           2,883.18
                                                   2012          6.97           8.07             335.51
                                                   2013          8.07          11.49               0.00
                                                   2014         11.49          13.35               0.00
                                                   2015         13.35          12.52               0.00
                                                   2016         12.52          12.56               0.00
                                                   2017         12.56          14.54               0.00
                                                   2018         14.54          13.20               0.00
ClearBridge Aggressive Growth Investment Division
  (Class B) (formerly ClearBridge Aggressive Growth
  II Investment Division (Class
 B)) (1/1/2008)................................... 2009         80.39         112.23           5,447.79
                                                   2010        112.23         119.98           4,669.92
                                                   2011        119.98         108.41           1,571.12
                                                   2012        108.41         129.79             529.50
                                                   2013        129.79         163.35             204.55
                                                   2014        163.35         169.62               0.00
ClearBridge Aggressive Growth Investment Division
  (Class B) (formerly Legg Mason ClearBridge
  Aggressive Growth Investment
 Division (Class B) and before that Legg Mason
   Value Equity Investment Division (Class B) and
   before that MFS(R) Investors Trust
 Investment Division (Class B)) (Class B)......... 2009          3.81           5.14             453.99
                                                   2010          5.14           5.39             465.61
                                                   2011          5.39           5.72               0.00
Fidelity Institutional Asset Management(R)
  Government Income Portfolio (Class B) (formerly
  Pyramis(R) Government Income Investment
 Division (Class B)) (4/30/2012).................. 2012         10.67          10.77               0.00
                                                   2013         10.77          10.05               0.00
                                                   2014         10.05          10.56               0.00
                                                   2015         10.56          10.37               0.00
                                                   2016         10.37          10.26               0.00
                                                   2017         10.26          10.29               0.00
                                                   2018         10.29          10.05               0.00
Frontier Mid Cap Growth Investment Division        2009         22.36          32.57           4,551.30
  (Class B).......................................
                                                   2010         32.57          36.61           4,237.52
                                                   2011         36.61          34.61             653.21
                                                   2012         34.61          37.44             192.85
                                                   2013         37.44          48.46             120.89
                                                   2014         48.46          52.51               0.00
                                                   2015         52.51          52.65               0.00
                                                   2016         52.65          54.10               0.00
                                                   2017         54.10          66.06               0.00
                                                   2018         66.06          60.74               0.00

                                                    ---------------------------



                                                           BEGINNING OF
                                                               YEAR        END OF YEAR       NUMBER OF
                                                           ACCUMULATION   ACCUMULATION     ACCUMULATION
INVESTMENT DIVISION                                 YEAR    UNIT VALUE     UNIT VALUE    UNITS END OF YEAR
Harris Oakmark International Investment Division   2009         10.64          16.13          14,682.63
  (Class B).......................................
                                                   2010         16.13          18.35          16,577.67
                                                   2011         18.35          15.38           9,337.47
                                                   2012         15.38          19.42           1,730.62
                                                   2013         19.42          24.77             983.35
                                                   2014         24.77          22.81               0.00
                                                   2015         22.81          21.28               0.00
                                                   2016         21.28          22.50               0.00
                                                   2017         22.50          28.68               0.00
                                                   2018         28.68          21.30               0.00
Invesco Balanced-Risk Allocation Investment        2012          1.01           1.04               0.00
  Division (Class B) (4/30/2012)..................
                                                   2013          1.04           1.03               0.00
                                                   2014          1.03           1.06               0.00
                                                   2015          1.06           1.00               0.00
                                                   2016          1.00           1.09               0.00
                                                   2017          1.09           1.17               0.00
                                                   2018          1.17           1.07               0.00
Invesco Small Cap Growth Investment Division       2009          9.07          11.86           1,727.70
  (Class B).......................................
                                                   2010         11.86          14.63           3,246.29
                                                   2011         14.63          14.14             212.11
                                                   2012         14.14          16.34             208.00
                                                   2013         16.34          22.39             193.98
                                                   2014         22.39          23.61               0.00
                                                   2015         23.61          22.68               0.00
                                                   2016         22.68          24.70               0.00
                                                   2017         24.70          30.25               0.00
                                                   2018         30.25          26.89               0.00
Jennison Growth Investment Division (Class B)..... 2009          3.14           4.28          15,098.89
                                                   2010          4.28           4.65          16,993.57
                                                   2011          4.65           4.56           1,981.35
                                                   2012          4.56           5.15             672.28
                                                   2013          5.15           6.88               0.00
                                                   2014          6.88           7.31               0.00
                                                   2015          7.31           7.90               0.00
                                                   2016          7.90           7.71               0.00
                                                   2017          7.71          10.33               0.00
                                                   2018         10.33          10.10               0.00
Jennison Growth Investment Division (Class B)
  (formerly Oppenheimer Capital Appreciation
  Investment Division (Class B))
 (5/1/2005)....................................... 2009          5.12           7.19           3,783.20
                                                   2010          7.19           7.69           1,895.10
                                                   2011          7.69           7.41             158.67
                                                   2012          7.41           8.31               0.00
JPMorgan Global Active Allocation Investment       2012          1.01           1.04               0.00
  Division (Class B) (4/30/2012)..................
                                                   2013          1.04           1.13               0.00
                                                   2014          1.13           1.18               0.00
                                                   2015          1.18           1.16               0.00
                                                   2016          1.16           1.17               0.00
                                                   2017          1.17           1.33               0.00
                                                   2018          1.33           1.21               0.00

---------------------------



                                                           BEGINNING OF
                                                               YEAR        END OF YEAR       NUMBER OF
                                                           ACCUMULATION   ACCUMULATION     ACCUMULATION
INVESTMENT DIVISION                                 YEAR    UNIT VALUE     UNIT VALUE    UNITS END OF YEAR
JPMorgan Global Active Allocation Investment
  Division (Class B) (formerly Allianz Global
  Investors Dynamic Multi-Asset Plus
 investment Division (Class B)) (4/28/2014)....... 2014         0.99           1.03               0.00
                                                   2015         1.03           1.00               0.00
                                                   2016         1.00           0.99               0.00
                                                   2017         0.99           1.12               0.00
                                                   2018         1.12           1.09               0.00
Loomis Sayles Global Markets Investment Division   2013        12.44          13.59               0.00
  (Class B) (4/29/2013)...........................
                                                   2014        13.59          13.74               0.00
                                                   2015        13.74          13.60               0.00
                                                   2016        13.60          13.92               0.00
                                                   2017        13.92          16.73               0.00
                                                   2018        16.73          15.47               0.00
Loomis Sayles Global Markets Investment Division
  (Class B) (formerly Met/Franklin Income
  Investment Division (Class B))
 (4/28/2008)...................................... 2009         7.93           9.91           5,230.87
                                                   2010         9.91          10.83          10,361.15
                                                   2011        10.83          10.81               0.00
                                                   2012        10.81          11.88              85.12
                                                   2013        11.88          12.37               0.00
Loomis Sayles Small Cap Core Investment Division   2009        19.48          24.73           6,016.67
  (Class B).......................................
                                                   2010        24.73          30.75           4,921.81
                                                   2011        30.75          30.15           3,835.33
                                                   2012        30.15          33.67             429.08
                                                   2013        33.67          46.29              93.71
                                                   2014        46.29          46.83               0.00
                                                   2015        46.83          44.96               0.00
                                                   2016        44.96          52.28               0.00
                                                   2017        52.28          58.74               0.00
                                                   2018        58.74          50.91               0.00
Loomis Sayles Small Cap Growth Investment          2009         6.03           7.64           1,815.08
  Division (Class B)..............................
                                                   2010         7.64           9.81           2,282.53
                                                   2011         9.81           9.85             225.77
                                                   2012         9.85          10.68               0.00
                                                   2013        10.68          15.49               0.00
                                                   2014        15.49          15.28               0.00
                                                   2015        15.28          15.14               0.00
                                                   2016        15.14          15.69               0.00
                                                   2017        15.69          19.43               0.00
                                                   2018        19.43          19.04               0.00
MetLife Aggregate Bond Index Investment Division   2009        13.13          13.47          96,300.15
  (Class B).......................................
                                                   2010        13.47          13.91          89,993.46
                                                   2011        13.91          14.59          48,329.35
                                                   2012        14.59          14.77          41,735.30
                                                   2013        14.77          14.07             820.65
                                                   2014        14.07          14.50               0.00
                                                   2015        14.50          14.19               0.00
                                                   2016        14.19          14.16               0.00
                                                   2017        14.16          14.25               0.00
                                                   2018        14.25          13.86               0.00

                                                    ---------------------------



                                                           BEGINNING OF
                                                               YEAR        END OF YEAR       NUMBER OF
                                                           ACCUMULATION   ACCUMULATION     ACCUMULATION
INVESTMENT DIVISION                                 YEAR    UNIT VALUE     UNIT VALUE    UNITS END OF YEAR
MetLife Mid Cap Stock Index Investment Division    2009         9.62           12.85          27,712.70
  (Class B).......................................
                                                   2010        12.85           15.83          22,143.89
                                                   2011        15.83           15.13          11,560.20
                                                   2012        15.13           17.35           3,700.78
                                                   2013        17.35           22.52             115.73
                                                   2014        22.52           24.04               0.00
                                                   2015        24.04           22.88               0.00
                                                   2016        22.88           26.86               0.00
                                                   2017        26.86           30.35               0.00
                                                   2018        30.35           26.25               0.00
MetLife MSCI EAFE(R) Index Investment Division     2009         8.68           10.88          53,870.09
  (Class B).......................................
                                                   2010        10.88           11.48          47,299.74
                                                   2011        11.48            9.80          23,190.21
                                                   2012         9.80           11.30          14,725.72
                                                   2013        11.30           13.42           1,610.71
                                                   2014        13.42           12.29               0.00
                                                   2015        12.29           11.86               0.00
                                                   2016        11.86           11.71               0.00
                                                   2017        11.71           14.26               0.00
                                                   2018        14.26           11.97               0.00
MetLife Multi-Index Targeted Risk Investment       2013        10.75           11.17               0.00
  Division (Class B) (4/29/2013)..................
                                                   2014        11.17           11.92               0.00
                                                   2015        11.92           11.51               0.00
                                                   2016        11.51           11.74               0.00
                                                   2017        11.74           13.26               0.00
                                                   2018        13.26           12.02               0.00
MetLife Russell 2000(R) Index Investment Division  2009        10.64           13.06          20,687.61
  (Class B).......................................
                                                   2010        13.06           16.16          18,681.62
                                                   2011        16.16           15.12           5,528.29
                                                   2012        15.12           17.14           2,158.83
                                                   2013        17.14           23.15             180.13
                                                   2014        23.15           23.71               0.00
                                                   2015        23.71           22.13               0.00
                                                   2016        22.13           26.16               0.00
                                                   2017        26.16           29.24               0.00
                                                   2018        29.24           25.38               0.00
MetLife Stock Index Investment Division (Class B). 2009        23.25           28.61          71,716.73
  .
                                                   2010        28.61           32.01          63,378.77
                                                   2011        32.01           31.80          31,444.34
                                                   2012        31.80           35.87          14,187.01
                                                   2013        35.87           46.16             901.23
                                                   2014        46.16           51.02               0.00
                                                   2015        51.02           50.32               0.00
                                                   2016        50.32           54.77               0.00
                                                   2017        54.77           64.90               0.00
                                                   2018        64.90           60.35               0.00

---------------------------



                                                           BEGINNING OF
                                                               YEAR        END OF YEAR       NUMBER OF
                                                           ACCUMULATION   ACCUMULATION     ACCUMULATION
INVESTMENT DIVISION                                 YEAR    UNIT VALUE     UNIT VALUE    UNITS END OF YEAR
MFS(R) Research International Investment Division  2009         9.48           12.19          13,178.08
  (Class B).......................................
                                                   2010        12.19           13.27          14,416.07
                                                   2011        13.27           11.58           2,698.77
                                                   2012        11.58           13.20             515.21
                                                   2013        13.20           15.39               0.00
                                                   2014        15.39           13.99               0.00
                                                   2015        13.99           13.43               0.00
                                                   2016        13.43           13.01               0.00
                                                   2017        13.01           16.30               0.00
                                                   2018        16.30           13.70               0.00
MFS(R) Total Return Investment Division (Class B). 2009        28.94           33.46           6,808.48
  .
                                                   2010        33.46           35.90           2,357.63
                                                   2011        35.90           35.84             132.21
                                                   2012        35.84           38.99               0.00
                                                   2013        38.99           45.23               0.00
                                                   2014        45.23           47.89               0.00
                                                   2015        47.89           46.62               0.00
                                                   2016        46.62           49.62               0.00
                                                   2017        49.62           54.40               0.00
                                                   2018        54.40           50.07               0.00
MFS(R) Value Investment Division (Class B)........ 2009         8.33            9.81          10,686.78
                                                   2010         9.81           10.66          10,556.28
                                                   2011        10.66           10.49          18,744.75
                                                   2012        10.49           11.92             315.62
                                                   2013        11.92           15.78             345.21
                                                   2014        15.78           17.05               0.00
                                                   2015        17.05           16.60               0.00
                                                   2016        16.60           18.51               0.00
                                                   2017        18.51           21.27               0.00
                                                   2018        21.27           18.65               0.00
MFS(R) Value Investment Division (Class B)         2009         8.83            9.59          13,124.41
  (formerly BlackRock Large Cap Value Investment
  Division (Class B)).............................
                                                   2010         9.59           10.20          12,861.88
                                                   2011        10.20           10.18           2,392.56
                                                   2012        10.18           11.33             332.33
                                                   2013        11.33           14.59             205.32
                                                   2014        14.59           15.65               0.00
                                                   2015        15.65           14.35               0.00
                                                   2016        14.35           16.56               0.00
                                                   2017        16.56           17.37               0.00
                                                   2018        17.37           16.70               0.00
MFS(R) Value Investment Division (Class B)         2009        16.63           19.74           3,951.38
  (formerly FI Value Leaders Investment Division
  (Class B))......................................
                                                   2010        19.74           22.05           3,895.47
                                                   2011        22.05           20.17           2,813.46
                                                   2012        20.17           22.76             429.42
                                                   2013        22.76           24.99               0.00
MFS(R) Value Investment Division (Class B)         2009         6.55            8.00           1,120.63
  (formerly Met/Franklin Mutual Shares Investment
  Division (Class B)) (4/28/2008).................
                                                   2010         8.00            8.68           2,803.17
                                                   2011         8.68            8.44             209.41
                                                   2012         8.44            9.39               0.00
                                                   2013         9.39           10.26               0.00

                                                    ---------------------------



                                                           BEGINNING OF
                                                               YEAR        END OF YEAR       NUMBER OF
                                                           ACCUMULATION   ACCUMULATION     ACCUMULATION
INVESTMENT DIVISION                                 YEAR    UNIT VALUE     UNIT VALUE    UNITS END OF YEAR
Morgan Stanley Mid Cap Growth Investment Division  2010         11.43          13.20          3,708.10
  (Class B).......................................
                                                   2011         13.20          12.00          1,301.57
                                                   2012         12.00          12.82            480.01
                                                   2013         12.82          17.42            406.77
                                                   2014         17.42          17.19            456.15
                                                   2015         17.19          15.96              0.00
                                                   2016         15.96          14.27              0.00
                                                   2017         14.27          19.52              0.00
                                                   2018         19.52          21.01              0.00
Morgan Stanley Mid Cap Growth Investment Division  2009          8.03          10.49          4,004.17
  (Class B) (formerly FI Mid Cap Opportunities
  Investment Division (Class B))..................
                                                   2010         10.49          11.31              0.00
Neuberger Berman Genesis Investment Division       2009         11.36          12.53         26,631.27
  (Class B).......................................
                                                   2010         12.53          14.86         25,275.69
                                                   2011         14.86          15.32         11,940.15
                                                   2012         15.32          16.43          1,961.11
                                                   2013         16.43          22.19          1,004.22
                                                   2014         22.19          21.62              0.00
                                                   2015         21.62          21.21              0.00
                                                   2016         21.21          24.54              0.00
                                                   2017         24.54          27.70              0.00
                                                   2018         27.70          25.18              0.00
Neuberger Berman Genesis Investment Division       2009          8.93          11.94          2,095.94
  (Class B) (formerly MLA Mid Cap Investment
  Division (Class B)).............................
                                                   2010         11.94          14.34          2,077.73
                                                   2011         14.34          13.28            270.47
                                                   2012         13.28          13.66            270.47
                                                   2013         13.66          14.77              0.00
Oppenheimer Global Equity Investment Division
  (Class B) (formerly Met/Templeton Growth
  Investment Division (Class B))
 (4/28/2008)...................................... 2009          6.52           8.46              0.00
                                                   2010          8.46           8.90              0.00
                                                   2011          8.90           8.10              0.00
                                                   2012          8.10           9.67            109.09
                                                   2013          9.67          10.25              0.00
Oppenheimer Global Equity Investment Division*     2009         10.65          14.55          9,028.03
  (Class B).......................................
                                                   2010         14.55          16.49          8,516.20
                                                   2011         16.49          14.76          5,883.98
                                                   2012         14.76          17.48             87.51
                                                   2013         17.48          21.71             70.13
                                                   2014         21.71          21.68              0.00
                                                   2015         21.68          22.02              0.00
                                                   2016         22.02          21.56              0.00
                                                   2017         21.56          28.82              0.00
                                                   2018         28.82          24.46              0.00
PanAgora Global Diversified Risk Investment        2014          0.99           1.02              0.00
  Division (Class B) (4/28/2014)..................
                                                   2015          1.02           0.95              0.00
                                                   2016          0.95           1.03              0.00
                                                   2017          1.03           1.13              0.00
                                                   2018          1.13           1.02              0.00

---------------------------



                                                           BEGINNING OF
                                                               YEAR        END OF YEAR       NUMBER OF
                                                           ACCUMULATION   ACCUMULATION     ACCUMULATION
INVESTMENT DIVISION                                 YEAR    UNIT VALUE     UNIT VALUE    UNITS END OF YEAR
PIMCO Inflation Protected Bond Investment          2009         10.58          12.20          59,007.34
  Division (Class B) (5/1/2006)...................
                                                   2010         12.20          12.85          42,735.27
                                                   2011         12.85          13.96          26,096.84
                                                   2012         13.96          14.89          13,879.69
                                                   2013         14.89          13.20           2,134.80
                                                   2014         13.20          13.27               0.00
                                                   2015         13.27          12.57               0.00
                                                   2016         12.57          12.89               0.00
                                                   2017         12.89          13.04               0.00
                                                   2018         13.04          12.43               0.00
PIMCO Total Return Investment Division (Class B).. 2009         12.29          14.17          31,646.98
  .
                                                   2010         14.17          14.98          42,914.23
                                                   2011         14.98          15.11          23,741.63
                                                   2012         15.11          16.13          14,419.09
                                                   2013         16.13          15.46           2,765.91
                                                   2014         15.46          15.74               0.00
                                                   2015         15.74          15.39               0.00
                                                   2016         15.39          15.43               0.00
                                                   2017         15.43          15.76               0.00
                                                   2018         15.76          15.36               0.00
Schroders Global Multi-Asset Investment Division   2012          1.01           1.06               0.00
  (Class B) (4/30/2012)...........................
                                                   2013          1.06           1.14               0.00
                                                   2014          1.14           1.20               0.00
                                                   2015          1.20           1.16               0.00
                                                   2016          1.16           1.20               0.00
                                                   2017          1.20           1.34               0.00
                                                   2018          1.34           1.18               0.00
Schroders Global Multi-Asset Investment Division
  (Class B) (formerly Pyramis(R) Managed Risk
  Investment Division (Class B))
 (4/29/2013)...................................... 2013         10.21          10.68               0.00
                                                   2014         10.68          11.34               0.00
                                                   2015         11.34          10.94               0.00
                                                   2016         10.94          11.18               0.00
                                                   2017         11.18          12.73               0.00
                                                   2018         12.73          12.14               0.00
SSGA Growth and Income ETF Investment Division     2009          8.32          10.15           1,728.44
  (Class B) (5/1/2006)............................
                                                   2010         10.15          11.14           5,809.92
                                                   2011         11.14          11.00           1,947.00
                                                   2012         11.00          12.13           1,976.56
                                                   2013         12.13          13.39               0.00
                                                   2014         13.39          13.84               0.00
                                                   2015         13.84          13.26               0.00
                                                   2016         13.26          13.71               0.00
                                                   2017         13.71          15.53               0.00
                                                   2018         15.53          14.18               0.00

                                                    ---------------------------



                                                           BEGINNING OF
                                                               YEAR        END OF YEAR       NUMBER OF
                                                           ACCUMULATION   ACCUMULATION     ACCUMULATION
INVESTMENT DIVISION                                 YEAR    UNIT VALUE     UNIT VALUE    UNITS END OF YEAR
SSGA Growth ETF Investment Division (Class B)      2009         7.63           9.62             505.52
  (5/1/2006)......................................
                                                   2010         9.62          10.74             650.95
                                                   2011        10.74          10.27             642.79
                                                   2012        10.27          11.54             637.66
                                                   2013        11.54          13.32             632.85
                                                   2014        13.32          13.72               0.00
                                                   2015        13.72          13.10               0.00
                                                   2016        13.10          13.68               0.00
                                                   2017        13.68          15.99               0.00
                                                   2018        15.99          14.26               0.00
T. Rowe Price Large Cap Growth Investment          2009         7.93          11.09          10,461.41
  Division (Class B)..............................
                                                   2010        11.09          12.65           6,889.79
                                                   2011        12.65          12.20          12,528.63
                                                   2012        12.20          14.14           1,888.93
                                                   2013        14.14          19.18           1,143.38
                                                   2014        19.18          20.40               0.00
                                                   2015        20.40          22.03               0.00
                                                   2016        22.03          21.86               0.00
                                                   2017        21.86          28.52               0.00
                                                   2018        28.52          27.55               0.00
T. Rowe Price Large Cap Growth Investment          2009         3.26           5.07          40,382.60
  Division (Class B) (formerly RCM Technology
  Investment Division (Class B))..................
                                                   2010         5.07           6.33          36,613.79
                                                   2011         6.33           5.57           7,905.03
                                                   2012         5.57           6.10             641.52
                                                   2013         6.10           6.36               0.00
T. Rowe Price Mid Cap Growth Investment Division   2009         5.40           7.68          45,199.89
  (Class B).......................................
                                                   2010         7.68           9.58          42,154.34
                                                   2011         9.58           9.21          22,667.44
                                                   2012         9.21          10.23             250.88
                                                   2013        10.23          13.66               0.00
                                                   2014        13.66          15.06               0.00
                                                   2015        15.06          15.70               0.00
                                                   2016        15.70          16.29               0.00
                                                   2017        16.29          19.87               0.00
                                                   2018        19.87          18.99               0.00
T. Rowe Price Small Cap Growth Investment          2009         8.97          12.16           6,530.70
  Division (Class B)..............................
                                                   2010        12.16          16.00           8,053.92
                                                   2011        16.00          15.87           4,312.19
                                                   2012        15.87          17.97           2,203.92
                                                   2013        17.97          25.32               0.00
                                                   2014        25.32          26.39               0.00
                                                   2015        26.39          26.43               0.00
                                                   2016        26.43          28.79               0.00
                                                   2017        28.79          34.48               0.00
                                                   2018        34.48          31.41               0.00
Victory Sycamore Mid Cap Value Investment
  Division (Class B) (formerly Neuberger Berman Mid
  Cap Value Investment Division (Class
 B)).............................................. 2009        12.60          18.19          19,651.37
                                                   2010        18.19          22.41          17,533.27
                                                   2011        22.41          20.44           8,148.49
                                                   2012        20.44          22.54               0.00

---------------------------



                                                           BEGINNING OF
                                                               YEAR        END OF YEAR       NUMBER OF
                                                           ACCUMULATION   ACCUMULATION     ACCUMULATION
INVESTMENT DIVISION                                 YEAR    UNIT VALUE     UNIT VALUE    UNITS END OF YEAR
Victory Sycamore Mid Cap Value Investment          2012         22.43          22.92          2,854.89
  Division (Class B)..............................
                                                   2013         22.92          29.18            771.39
                                                   2014         29.18          31.27              0.00
                                                   2015         31.27          27.81              0.00
                                                   2016         27.81          31.40              0.00
                                                   2017         31.40          33.59              0.00
                                                   2018         33.59          29.49              0.00
Western Asset Management Strategic Bond            2009         15.55          20.05         18,905.10
  Opportunities Investment Division (Class B).....
                                                   2010         20.05          22.04         25,124.00
                                                   2011         22.04          22.79         18,850.56
                                                   2012         22.79          24.79          7,419.46
                                                   2013         24.79          24.42              0.00
                                                   2014         24.42          25.13              0.00
                                                   2015         25.13          24.07              0.00
                                                   2016         24.07          25.47              0.00
                                                   2017         25.47          26.87              0.00
                                                   2018         26.87          25.20              0.00
Western Asset Management Strategic Bond
  Opportunities Investment Division (Class B)
  (formerly Lord Abbett Bond Debenture
 Investment Division (Class B))................... 2009         13.77          18.41         17,167.88
                                                   2010         18.41          20.32         10,542.47
                                                   2011         20.32          20.75          6,844.46
                                                   2012         20.75          22.90            663.91
                                                   2013         22.90          24.16              0.00
                                                   2014         24.16          24.75              0.00
                                                   2015         24.75          23.66              0.00
                                                   2016         23.66          24.31              0.00
Western Asset Management U.S. Government           2009         14.32          14.57         18,691.73
  Investment Division (Class B)...................
                                                   2010         14.57          15.02         17,270.73
                                                   2011         15.02          15.45          7,246.18
                                                   2012         15.45          15.56            547.23
                                                   2013         15.56          15.07              0.00
                                                   2014         15.07          15.10              0.00
                                                   2015         15.10          14.80              0.00
                                                   2016         14.80          14.61              0.00
                                                   2017         14.61          14.52              0.00
                                                   2018         14.52          14.29              0.00






                                                              At 2.55 Separate Account Charge:
                                                           BEGINNING OF
                                                               YEAR        END OF YEAR       NUMBER OF
                                                           ACCUMULATION   ACCUMULATION     ACCUMULATION
INVESTMENT DIVISION                                 YEAR    UNIT VALUE     UNIT VALUE    UNITS END OF YEAR
-------------------------------------------------- ------ -------------- -------------- ------------------
American Funds Bond Investment Division (Class 2)  2009         12.36          13.60          3,374.12
  (5/1/2006)......................................
                                                   2010         13.60          14.11          3,029.74
                                                   2011         14.11          14.59          2,685.16
                                                   2012         14.59          14.99          1,451.34
                                                   2013         14.99          14.30            884.55
                                                   2014         14.30          14.67              0.00
                                                   2015         14.67          14.34              0.00
                                                   2016         14.34          14.39              0.00
                                                   2017         14.39          14.55              0.00
                                                   2018         14.55          14.08              0.00

                                                    ---------------------------



                                                              At 2.55 Separate Account Charge:
                                                           BEGINNING OF
                                                               YEAR        END OF YEAR       NUMBER OF
                                                           ACCUMULATION   ACCUMULATION     ACCUMULATION
INVESTMENT DIVISION                                 YEAR    UNIT VALUE     UNIT VALUE    UNITS END OF YEAR
-------------------------------------------------- ------ -------------- -------------- ------------------
American Funds Global Small Capitalization         2009         14.63          22.52          42,773.75
  Investment Division (Class 2)...................
                                                   2010         22.52          26.87          38,481.76
                                                   2011         26.87          21.18          16,878.39
                                                   2012         21.18          24.40           6,976.44
                                                   2013         24.40          30.51           2,349.77
                                                   2014         30.51          30.37               0.00
                                                   2015         30.37          29.69               0.00
                                                   2016         29.69          29.55               0.00
                                                   2017         29.55          36.26               0.00
                                                   2018         36.26          31.62               0.00
American Funds Growth Investment Division (Class   2009         75.56          99.56          13,515.46
  2)..............................................
                                                   2010         99.56         115.19          12,913.96
                                                   2011        115.19         107.49           6,492.23
                                                   2012        107.49         123.52           3,444.63
                                                   2013        123.52         156.66             582.18
                                                   2014        156.66         165.71               0.00
                                                   2015        165.71         172.62               0.00
                                                   2016        172.62         184.24               0.00
                                                   2017        184.24         230.43               0.00
                                                   2018        230.43         224.04               0.00
American Funds Growth-Income Investment Division   2009         56.94          70.67          15,064.49
  (Class 2).......................................
                                                   2010         70.67          76.76          12,576.45
                                                   2011         76.76          73.46           5,286.13
                                                   2012         73.46          84.12           1,344.56
                                                   2013         84.12         109.48             459.97
                                                   2014        109.48         118.07               0.00
                                                   2015        118.07         116.77               0.00
                                                   2016        116.77         126.95               0.00
                                                   2017        126.95         151.46               0.00
                                                   2018        151.46         144.99               0.00




* We are waiving a portion of the Separate Account charge for the Investment Divisions investing in the Brighthouse/Wellington Large Cap Research Portfolio and Oppenheimer Global Equity Portfolio.



The assets of the BlackRock Large Cap Value Portfolio of Brighthouse Funds Trust II merged into MFS(R) Value Investment Division of Brighthouse Funds Trust II on April 30, 2018. Accumulation Unit Values prior to April 30, 2018 are those of the BlackRock Large Cap Value Portfolio.



The assets of the Pyramis(R) Managed Risk Portfolio of Brighthouse Funds Trust I merged into Schroders Global Multi-Asset Portfolio of Brighthouse Funds Trust I on April 30, 2018. Accumulation Unit Values prior to April 30, 2018 are those of the Pyramis(R) Managed Risk Portfolio.



The assets of the Allianz Global Investors Dynamic Multi-Asset Plus Portfolio of Brighthouse Funds Trust I merged into JPMorgan Global Active Allocation Portfolio of Brighthouse Funds Trust I on April 30, 2018. Accumulation Unit Values prior to April 30, 2018 are those of the Allianz Global Investors Dynamic Multi-Asset Plus Portfolio.




The assets of the Lord Abbett Bond Debenture Investment Division of the Met Investors Fund merged into Western Asset Management Strategic Bond Opportunities Investment Division of the Metropolitan Fund on May 2, 2016. Accumulation Unit Values prior to May 2, 2016 are those of the Lord Abbett Bond Debenture Investment Division.

---------------------------

The assets of the ClearBridge Aggressive Growth II Investment Division of the Met Investors Fund merged into ClearBridge Aggressive Growth Investment Division of the Met Investors Fund on April 28, 2014. Accumulation Unit Values prior to April 28, 2014 are those of the ClearBridge Aggressive Growth II Investment Division.



The assets of the MetLife Growth Strategy Investment Division of the Met Investors Fund merged into MetLife Asset Allocation 80 Investment Division of the Metropolitan Fund on April 28, 2014. Accumulation Unit Values prior to April 28, 2014 are those of the MetLife Growth Strategy Investment Division.



The assets of the FI Value Leaders Investment Division of the Metropolitan Fund were merged into MFS(R) Value Investment Division of the Metropolitan Fund on April 29, 2013. Accumulation Unit Values prior to April 29, 2013 are those of the FI Value Leaders Investment Division.



The assets of the Met/Franklin Income Investment Division of the Met Investors Fund were merged into Loomis Sayles Global Markets Investment Division of the Met Investors Fund on April 29, 2013. Accumulation Unit Values prior to April 29, 2013 are those of the Met/Franklin Income Investment Division.



The assets of the Met/Franklin Mutual Shares Investment Division of the Met Investors Fund were merged into MFS(R) Value Investment Division of the Metropolitan Fund on April 29, 2013. Accumulation Unit Values prior to April 29, 2013 are those of the Met/Franklin Mutual Shares Investment Division.



The assets of the Met/Franklin Templeton Founding Strategy Investment Division of the Met Investors Fund were merged into MetLife Growth Strategy Investment Division of the Met Investors Fund on April 29, 2013. Accumulation Unit Values prior to April 29, 2013 are those of the Met/Franklin Templeton Founding Strategy Investment Division.



The assets of the MLA Mid Cap Investment Division of the Met Investors Fund were merged into Neuberger Berman Genesis Investment Division of the Metropolitan Fund on April 29, 2013. Accumulation Unit Values prior to April 29, 2013 are those of the MLA Mid Cap Investment Division.



The assets of the RCM Technology Investment Division of the Met Investors Fund were merged into T. Rowe Price Large Cap Growth Investment Division of the Metropolitan Fund on April 29, 2013. Accumulation Unit Values prior to April 29, 2013 are those of the RCM Technology Investment Division. The assets of the Met/Templeton Growth Investment Division of the Met Investors Fund were merged into Oppenheimer Global Equity Investment Division of the Met Investors Fund on April 29, 2013. Accumulation Unit Values prior to April 29, 2013 are those of the Met/Templeton Growth Investment Division.



The assets of the Oppenheimer Global Equity Investment Division of the Metropolitan Fund were merged into Oppenheimer Global Equity Investment Division of the Met Investors Trust on April 29, 2013. Accumulation Unit Values prior to April 29, 2013 are those of the Oppenheimer Global Equity Portfolio of the Metropolitan Fund.



The assets of the Oppenheimer Capital Appreciation Investment Division of the Met Investors Fund were merged into the Jennison Growth Investment Division of the Metropolitan Fund on April 30, 2012. Accumulation Unit Values prior to April 30, 2012 are those of the Oppenheimer Capital Appreciation Investment Division.



The assets of the Lord Abbett Mid Cap Value Investment Division (formerly the Neuberger Berman Mid Cap Value Division) of the Metropolitan Fund were merged into the Lord Abbett Mid Cap Value Investment Division of the Met Investors Fund on April 30, 2012. Accumulation Unit Values prior to April 30, 2012 are those of the Lord Abbett Mid Cap Value Investment Division of the Metropolitan Fund.

                                                    ---------------------------

The assets of Legg Mason Value Equity Investment Division of the Met Investors Fund were merged into the Legg Mason ClearBridge Aggressive Growth Investment Division of the Met Investors Fund on May 2, 2011. Accumulation Unit Values prior to May 2, 2011 are those of the Legg Mason Value Equity Investment Division.



The assets of MetLife Aggressive Allocation Investment Division of the Metropolitan Fund were merged into the MetLife Aggressive Strategy Investment Division of the Met Investors Fund on May 2, 2011. Accumulation Unit Values prior to May 2, 2011 are those of the MetLife Aggressive Allocation Investment Division.



The assets of FI Mid Cap Opportunities Investment Division of the Metropolitan Fund were merged into the Morgan Stanley Mid Cap Growth Investment Division of the Met Investors Fund on May 3, 2010. Accumulation Unit Values prior to May 3, 2010 are those of FI Mid Cap Opportunities Investment Division.



The assets of FI Large Cap Investment Division of the Metropolitan Fund were merged into the BlackRock Legacy Large Cap Growth Investment Division of the Metropolitan Fund on May 1, 2009. Accumulation Unit Values prior to May 1, 2009 are those of the FI Large Cap Investment Division.



The assets of BlackRock Large Cap Investment Division (formerly BlackRock Investment Trust Investment Division) of the Metropolitan Fund were merged into the BlackRock Large Cap Core Investment Division of the Met Investors Fund on April 30, 2007. Accumulation Unit Values prior to April 30, 2007 are those of the BlackRock Large Cap Investment Division.



The assets of the MFS(R) Investors Trust Investment Division of the Metropolitan Fund were merged into the Legg Mason Value Equity Investment Division of the Met Investors Fund prior to the opening of business on May 1, 2006. Accumulation Unit Values prior to May 1, 2006 are those of MFS(R) Investors Trust Investment Division.




The assets in Met/Putnam Voyager Investment Division of the Metropolitan Fund were merged into Jennison Growth Investment Division of the Metropolitan Fund prior to the opening of business on May 2, 2005. The Met/Putnam Voyager Investment Division is no longer available.




+ The Accumulation Unit Values for this American Funds(R) Investment Division are calculated with an additional .15% Separate Account charge which was in effect prior to May 1, 2004



Please see the Table of Expenses for more information.

---------------------------

Appendix C


Portfolio Legal Names and Marketing Names



Series Fund/Trust                     Legal Name of Portfolio Series     Marketing Name
 American Funds Insurance Series(R)   Bond Fund                          American Funds BondFund
 American Funds Insurance Series(R)   Global Small Capitalization Fund   American Funds Global Small Capitalization Fund
 American Funds Insurance Series(R)   Growth - Income Fund               American Funds Growth-Income Fund
 American Funds Insurance Series(R)   Growth Fund                        American Funds Growth Fund

                                                    ---------------------------

Appendix D


Additional Information Regarding the Portfolios



Certain Portfolios and trusts were subject to a name change. The charts below identify the former name and new name of each of these Portfolios, and where applicable, the former name and the new name of the trust of which the Portfolio is a part.




Portfolio Name Changes


The following Portfolios were renamed.




                    Former Name                                           New Name
-------------------------------------------------- ------------------------------------------------------
Brighthouse Funds Trust I                          Brighthouse Funds Trust I
 Fidelity Institutional Asset Management(R)        Western Asset Management(R) Government Income
   Government
  Income Portfolio - Class B                       Portfolio - Class B
 Loomis Sayles Global Markets Portfolio - Class B  Loomis Sayles Global Allocation Portfolio - Class B
 Morgan Stanley Mid Cap Growth Portfolio -         Morgan Stanley Discovery Portfolio -  Classes B and E
  Classes B and E

---------------------------

                           Request For a Statement of

                    Additional Information/Change of Address



If You would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.



[ ] Preference Plus Select(R) Variable Annuity


[ ] Brighthouse Funds Trust I


[ ] Brighthouse Funds Trust II


[ ] American Funds Insurance Series(R)


[ ] I have changed my address. My current address is:



-----------------------
    (Contract Number)       Name ----------------------------------------------
                            Address ---------------------------------------------
                             --------------------------------------------------
-----------------------
        (Signature)                                                            Zip


Metropolitan Life Insurance Company


Attn: Fulfillment Unit -  PPS
P.O. Box 10342
Des Moines, IA 50306-0342




202